                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                              File No. 033-40991
                                                              File No. 811-06322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
         Pre-Effective Amendment No.                                         / /

         Post-Effective Amendment No.    59                                  /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

         Amendment No.     59

                              DELAWARE POOLED TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

     David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                           February 28, 2008

It is proposed that this filing will become effective:

    / /     immediately upon filing pursuant to paragraph (b)
-----------
    / /     on (date) pursuant to paragraph (b)
-----------
    / /     60 days after filing pursuant to paragraph (a) (1)
-----------
    /X/     on February 28, 2008 pursuant to paragraph (a)(1)
-----------
    / /     75 days after filing pursuant to paragraph (a) (2)
-----------
    / /     on (date) pursuant to paragraph (a)(2) of Rule 485.
-----------

If appropriate:

     /  /      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The  Registrant  is filing  this  Post-Effective  Amendment  for the  purpose of
changing  the  diversification  status  and  other  non-fundamental   investment
policies of The All Cap Growth Equity  Portfolio  series of the Registrant.  The information  relating to the other series of the Registrant in the  prospectuses and statement of additional information are not amended or superseded hereby.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 59 to Registration File No. 033-40991 includes the following:

    1.    Facing Page

    2.    Contents Page

    3.    Part A - Prospectuses

    4.    Part B - Statement of Additional Information

    5.    Part C - Other Information

    6.    Signatures

    7.    Exhibits

prospectus            DELAWARE POOLED TRUST
February 28, 2008

                      U.S. Equities

                      The Large-Cap Growth Equity Portfolio
                      The Large-Cap Value Equity Portfolio
                      The Mid-Cap Growth Equity Portfolio
                      The Small-Cap Growth Equity Portfolio
                      The Focus Smid-Cap Growth Equity Portfolio
                      The Smid-Cap Growth Equity Portfolio
                      The Real Estate Investment Trust Portfolio
                      The Real Estate Investment Trust Portfolio II
                      The Select 20 Portfolio (formerly, The All Cap
                       Growth Equity Portfolio)

                      International Equities

                      The International Equity Portfolio
                      The Labor Select International Equity Portfolio
                      The Emerging Markets Portfolio
                      The Global Real Estate Securities Portfolio

                      U.S. Fixed Income

                      The Intermediate Fixed Income Portfolio
                      The Core Focus Fixed Income Portfolio
                      The High-Yield Bond Portfolio
                      The Core Plus Fixed Income Portfolio

                      International Fixed Income

                      The Global Fixed Income Portfolio
                      The International Fixed Income Portfolio

                      [DELAWARE INVESTMENTS LOGO]

The  Securities and Exchange  Commission  has not approved or disapproved  these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.

                              DELAWARE POOLED TRUST

                                   Prospectus
                                February 28, 2008

This  Prospectus  offers  19  Portfolios.  Each  Portfolio  provides  a  no-load investment alternative for institutional clients and high net worth individuals.
Delaware  Pooled  Trust  (Fund)  is  designed  to meet the  investment  needs of discerning  institutional  investors and high net worth  individuals  who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                        FIXED INCOME ORIENTED
The Large-Cap Growth Equity            The Intermediate Fixed Income Portfolio
Portfolio                              The Core Focus Fixed Income Portfolio
The Large-Cap Value Equity             The High-Yield Bond Portfolio
Portfolio                              The Core Plus Fixed Income Portfolio
The Mid-Cap Growth Equity              The Global Fixed Income Portfolio
Portfolio                              The International Fixed Income Portfolio
The Small-Cap Growth Equity
Portfolio
The Focus Smid-Cap Growth Equity
Portfolio
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment
Trust Portfolio(1,2)
The Real Estate Investment
Trust Portfolio II(2)
The Select 20 Portfolio (formerly, The All Cap Growth Equity Portfolio)
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio(3)

(1.) The Real Estate  Investment  Trust Portfolio  offers six classes of shares.
     This Prospectus  relates only to The Real Estate Investment Trust Portfolio
     Class shares, which commenced operations on November 4, 1997.

(2.) The Real Estate  Investment Trust Portfolio and The Real Estate  Investment
     Trust  Portfolio II are  sometimes  referred to  collectively  as "The Real
     Estate Investment Trust Portfolios" in this Prospectus.

(3.) The Global Real Estate  Securities  Portfolio offers two classes of shares.
     This Prospectus relates only to The Global Real Estate Securities  Original
     Class shares.

                                TABLE OF CONTENTS

Risk/Return Summary: Investments, Risks, Performance and Fee Tables

The Large-Cap Growth Equity Portfolio                            Page
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolios
The Select 20 Portfolio (formerly, The All Cap Growth Equity Portfolio)
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Additional Investment Information

Risk Factors

Management of the Fund

Shareholder Services

How to Purchase Shares

Redemption of Shares

Other Purchase and Redemption Considerations

Valuation of Shares

Dividends and Capital Gains Distributions

Dividends, Distributions, and Taxes

Financial Highlights

Appendix A -- Ratings

Additional information

Profile: The Large-Cap Growth Equity Portfolio

What is the Portfolio's investment objective?

The Large-Cap Growth Equity Portfolio seeks capital  appreciation.  Although the
Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in common  stocks of  growth-oriented  companies  that we believe have long-term capital appreciation potential and expect to grow faster than the U.S.
economy.   For  purposes  of  the   Portfolio,   we  will   generally   consider
large-capitalization  companies to be those that, at the time of purchase,  have total  market  capitalizations  within  the range of market  capitalizations  of companies in the Russell 1000(R)Growth Index. While the market capitalization of companies  in the Russell 1000 Growth  Index  ranged from  approximately  $[1.2]
billion to approximately $[463.6] billion as of December 31, 2007, the Portfolio will normally  invest in common stocks of companies with market  capitalizations of at least $3 billion at the time of purchase.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of large-capitalization  companies (the 80% Policy).
The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach,  we seek to select  securities  that we believe have attractive  end  market  potential,  which  describes  the  likelihood  that  an individual  company  produces  goods and/or  services  that will be sold,  has a dominant business model, and has strong free cash flow generation,  all of which are  attractively  priced  compared to the company's  intrinsic  value.  We also consider a company's  operational  efficiencies,  management's plans for capital allocation, and the company's shareholder orientation. All of these factors give us insight into the outlook for a company,  helping us identify companies poised for sustainable  free cash flow growth.  We believe that  sustainable  free cash flow growth,  if it occurs,  may result in price  appreciation for the company's stock.

Although  we tend to hold a  relatively  focused  portfolio  of between 25 to 40 stocks, we maintain a diversified  portfolio  representing a number of different industries.  Such an approach helps to minimize the impact that any one security or industry  could have on the  portfolio  if it were to  experience a period of slow or declining earnings growth.

Because our  objective is capital  appreciation,  the amount of dividend  income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other  securities,  including  preferred stock, real estate investment trusts (REITs), warrants, equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment company securities, futures, and options. To the extent that this
Portfolio  invests in convertible  debt  securities,  those  securities  will be purchased  on the basis of their  equity  characteristics,  and ratings of those securities, if any, will not be an important factor in their selection.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This Portfolio will be affected primarily by changes in stock prices,  which can be caused by a decline in the stock  market or poor  performance  from  specific companies that can result from negative earnings reports.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance  Corporation  (FDIC) or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Large-Cap  Growth  Equity  Portfolio.  We show how returns  before taxes for The
Large-Cap  Growth Equity Portfolio have varied over the past two calendar years, as well as average annual  returns for the one-year and lifetime  periods - with average annual returns compared to the performance of the Russell  1000(R)Growth
Index.  The Russell 1000 Growth Index measures the  performance of those Russell
1000(R)Index  companies with higher  price-to-book  ratios and higher forecasted growth  values.  The Russell 1000 Index  measures the  performance  of the 1,000 largest  U.S.  companies  based on total  market  capitalization.  The  Index is unmanaged and does not include the actual costs of buying,  selling, and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During the  periods shown, Delaware Management Company (the Manager) has voluntarily waived fees and paid expenses of The Large-Cap Growth Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Large-Cap Growth Equity Portfolio)

         2006                     2.30%
         2007

During the periods  illustrated in this bar chart,  The Large-Cap  Growth Equity
Portfolio's  highest  quarterly  return was 6.02% for the quarter ended December
31, 2006 and its lowest  quarterly  return was -6.10% for the quarter ended June
30, 2006.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio        1 year          Lifetime*
--------------------------------------------------------------------------------
Return before taxes                          x.xx%            x.xx%
--------------------------------------------------------------------------------
Return after taxes on distributions          x.xx%            x.xx%
--------------------------------------------------------------------------------
Return after taxes on distributions          x.xx%            x.xx%
and sale of Portfolio shares
--------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction                       x.xx%            x.xx%
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

* Lifetime  periods are shown because the Portfolio has existed for less than 10 years.  The Fund  commenced  operations  on November 1, 2005.  The Index reports returns  on a monthly  basis as of the last day of the month.  As a result,  the
Index  return  reflects the return from  November 30, 2005 through  December 31,
2007.

What are The Large-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are deducted  from The  Large-Cap  Growth
Equity Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.55%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ------------
1 year          $xx

--------------- ------------
3 years         $xxx

--------------- ------------
5 years         $xxx

--------------- ------------
10 years        $xxx

--------------- ------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses"))  from exceeding 0.65% of the Portfolio's  average daily net assets.  These  waivers may be  discontinued  at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.65%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Large-Cap Value Equity Portfolio

What is the Portfolio's investment objective?

     The  Large-Cap  Value  Equity   Portfolio   seeks  long-term   capital
     appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in securities of  large-capitalization  companies that we believe have long-term  capital  appreciation  potential.  The  Portfolio  currently  defines large-capitalization  stocks as those with market  capitalizations of $5 billion or  greater  at the time of  purchase.  We  follow a  value-oriented  investment philosophy  in selecting  stocks for the  Portfolio  using a  research-intensive approach that considers  factors such as:  security prices that reflect a market valuation  that is judged to be below the  estimated  present or future value of the company; favorable earnings growth prospects;  expected above-average return on equity and dividend  yield;  financial  condition of the issuer;  and various qualitative factors. Typically, we seek to select securities that we believe are undervalued  in  relation  to their  intrinsic  value as  indicated  by multiple factors,  including  the earnings and cash flow  potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis.

Under normal  circumstances,  at least 80% of the Portfolio's net assets will be invested  in  equity  securities  of  large-capitalization  companies  (the  80%
Policy). The Portfolio's 80% Policy may be changed without shareholder approval.
However,  shareholders  will be given  notice at least 60 days prior to any such change.

We may sell a security if we no longer  believe the security will  contribute to meeting the  investment  objective of the Portfolio.  In considering  whether to sell a security, we may evaluate,  among other things, the condition of the U.S.
economy, the condition of foreign economies,  meaningful changes in the issuer's financial  condition,  and changes in the  condition and outlook in the issuer's industry sector.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This Portfolio will be affected primarily by changes in stock prices,  which can be caused by a decline in the stock  market or poor  performance  from  specific companies that can result from negative earnings reports. To the extent that the
Portfolio  holds a large  portion  of its  assets  in  cash or  short-term  debt securities, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Large-Cap  Value  Equity  Portfolio.  We show how returns  before  taxes for The
Large-Cap Value Equity Portfolio have varied over the past 10 calendar years, as well as average annual returns for the one-,  five-,  and 10-year periods - with average annual returns  compared to the performance of the Russell  1000(R)Value
Index.  The Russell 1000 Value Index  measures the  performance of those Russell
1000(R)Index  companies  with lower  price-to-book  ratios and lower  forecasted growth  values.  The Russell 1000 Index  measures the  performance  of the 1,000 largest  companies in the Russell 3000(R) Index,  which measures the performance of the 3,000 largest U.S.  companies based on total market  capitalization.  The
Index is unmanaged and does not include the actual costs of buying, selling, and holding  securities.  The Portfolio's past performance  (before and after taxes)
does not  necessarily  indicate  how it will  perform in the future.  During the periods shown, the Manager has voluntarily  waived fees and paid expenses of The
Large-Cap Value Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Large-Cap Value Equity Portfolio)

        1998                     11.84%
        1999                     -2.06%
        2000                     12.86%
        2001                     -3.93%
        2002                    -14.15%
        2003                     28.24%
        2004                     10.20%
        2005                      4.67%
        2006                     22.47%
        2007

During the periods  illustrated  in this bar chart,  The Large-Cap  Value Equity
Portfolio's  highest  quarterly return was 17.91% for the quarter ended June 30,
2003 and its lowest quarterly return was -18.55% for the quarter ended September
30, 2002.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------- --------------------
The Large-Cap Value Equity Portfolio         1 year           5 years          10 years

--------------------------------------------------------- -------------- --------------------
Return before taxes                          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%
and sale of Portfolio shares
----------------------------------------------------------------- ---------------- ----------
Russell 1000 Value Index
(reflects no deduction for fees,             xx.xx%           xx.xx%            xx.xx%
expenses or taxes)
----------------------------------------------------------------- ---------------- ----------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Large-Cap Value Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Large-Cap Value Equity
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.55%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ------------
1 year          $xxx

--------------- ------------
3 years         $xxx

--------------- ------------
5 years         $xxx

--------------- ------------
10 years        $x,xxx
--------------- ------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses"))  from exceeding 0.68% of the Portfolio's  average daily net assets.  These  waivers may be  discontinued  at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.68%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio

What is the Portfolio's investment objective?

     The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth.
     Current  income is expected to be  incidental.  Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily  in  equity  securities  of  medium-sized  companies  that we  believe present, at the time of purchase,  significant  long-term growth potential.  For purposes  of  the  Portfolio,  we  will  generally  consider  mid-capitalization companies to be those  companies  whose market  capitalizations  fall within the range  represented  in the  Russell  Midcap(R)Growth  Index  at the  time of the
Portfolio's investment. Subject to the 80% policy described below, the Portfolio may invest in securities  issued by companies  having a  capitalization  outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range.  Equity securities  include, but are not  limited  to,  common  stocks,  securities  convertible  into common stocks,  securities  having  common  stock  characteristics,  such as rights and warrants to purchase  common stocks,  and preferred  stocks.  To the extent that this Portfolio invests in convertible debt securities,  those securities will be purchased  on the basis of their  equity  characteristics,  and ratings of those securities, if any, will not be an important factor in their selection.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity  securities of  mid-capitalization  companies (the 80% Policy).
The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We  assess  economic,  industry,  market,  and  company  developments  to select investments in promising  emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management,  and the like. However, subject to its 80% Policy, the Portfolio may invest in any equity security that, in our judgment,  provides the potential for significant capital appreciation.

Although we do not attempt to time the market,  the  Portfolio  may hold cash or invest in short-term debt securities or other money market  instruments when, in our opinion,  such holdings are prudent given the prevailing market  conditions.
Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market  instruments, although it will  generally  not hold more than 10% of its net assets in cash or short-term investments.  The Portfolio also may, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks, and enter into closing transactions with respect to those activities.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio will be affected  primarily by changes in stock prices.  Because the Portfolio seeks maximum long-term  capital growth by investing  primarily in mid-capitalization  companies,  its  investments  are likely to involve a higher degree  of  liquidity  risk and  price  volatility  than  investments  in larger capitalization  securities.  To the  extent  that  the  Portfolio  holds a large portion of its assets in cash or short-term debt securities, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Mid-Cap  Growth  Equity  Portfolio.  We show how  returns  before  taxes for The
Mid-Cap Growth Equity  Portfolio have varied over the past 10 calendar years, as well as average annual returns for the one-,  five-,  and 10-year periods - with
average   annual   returns   compared   to  the   performance   of  the  Russell
Midcap(R)Growth  Index. The Russell Midcap Growth Index measures the performance of those Russell  Midcap(R)Index  companies with higher price-to-book ratios and
higher  forecasted  growth  values.   The  Russell  Midcap  Index  measures  the
performance  of the 800 smallest  companies in the Russell  1000(R)Index,  which measures the 1,000 largest  companies in the Russell  3000(R)Index.  The Russell
3000 Index measures the performance of the 3,000 largest U.S. companies based on total market  capitalization.  The Index is  unmanaged  and does not include the actual costs of buying,  selling,  and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  During the periods  shown,  the Manager has  voluntarily waived fees and paid expenses of The Mid-Cap  Growth Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING  YEAR BY YEAR TOTAL  RETURN (The  Mid-Cap
Growth Equity Portfolio)]

Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

           1998                      20.14%
           1999                      66.98%
           2000                      -9.71%
           2001                     -13.87%
           2002                     -24.46%
           2003                      39.34%
           2004                      12.15%
           2005                      10.45%
           2006                       5.53%
           2007

During the periods  illustrated  in this bar chart,  The Mid-Cap  Growth  Equity
Portfolio's  highest  quarterly return was 48.12% for the quarter ended December
31, 1999 and its lowest  quarterly  return was  -24.03%  for the  quarter  ended
December 31, 2000.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------- --------------------
The Mid-Cap Growth Equity Portfolio          1 year           5 years           10 years

--------------------------------------------------------- -------------- --------------------
Return before taxes                          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares

--------------------------------------------------------- --------------- -------------------
Russell Midcap Growth Index
(reflects no deduction for fees,            xx.xx%           xx.xx%            xx.xx%
expenses or taxes)
--------------------------------------------------------- ---------------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Mid-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The Mid-Cap Growth Equity
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.75%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) The  Portfolio's  actual  rate of  return  may be  greater  or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- --------------
1 year          $xxx

--------------- --------------
3 years         $xxx

--------------- --------------
5 years         $xxx

--------------- --------------
10 years        $x,xxx

--------------- --------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses"))  from exceeding 0.93% of the Portfolio's  average daily net assets.  These  waivers may be  discontinued  at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.93%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio

What is the Portfolio's investment objective?

     The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the Portfolio's main investment  strategies?  The Portfolio will invest primarily in equity  securities of companies  that we believe have the potential for high  earnings  growth.  For purposes of this  Portfolio,  we will  consider small-capitalization  companies  to  be  those  which  generally  represent  the smallest 25% in terms of market  capitalization of U.S. equity securities listed on a  national  securities  exchange  or NASDAQ (at the time of  purchase).  The
Portfolio  has been  designed  to provide  investors  with  potentially  greater long-term  rewards than  provided by an  investment in a fund that seeks capital appreciation  from common  stocks of companies  with more  established  earnings histories.  In pursuing its objective,  the Portfolio  anticipates  that it will
invest  primarily  in  common  stocks,  preferred  stocks,   convertible  bonds,
convertible  debentures,  convertible notes,  convertible  preferred stocks, and warrants or rights. To the extent that the Portfolio invests in convertible debt securities,  those  securities  will be  purchased  on the basis of their equity characteristics,  and the ratings,  if any, of those  securities  will not be an important factor in their selection.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of small-capitalization  companies (the 80% Policy).
The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders  will be given  notice at least 60 days  prior to any such  change.
Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity  securities of companies that we believe are undervalued and have the potential for high earnings growth.  Companies in which the Portfolio invests generally will meet one or more of the following criteria:
high  historical  earnings-per-share  (EPS) growth;  high  projected  future EPS growth; an increase in research analyst earnings estimates;  attractive relative price-to-earnings  ratios; and high relative discounted cash flows. In selecting the Portfolio's investments,  we also focus on companies with capable management teams,  strong industry  positions,  sound capital  structures,  high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions.  In addition, the  Portfolio may invest up to 10% of its assets in foreign  securities,  which may include  Global  Depositary  Receipts  (GDRs) and,  without  limitation,  in sponsored and unsponsored  American Depositary Receipts (ADRs) that are actively traded in the U.S.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary  defensive purposes and pending  investment,  the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected primarily by changes in stock prices. Because the
Portfolio  seeks  long-term  capital  appreciation  by  investing  primarily  in small-capitalization  companies,  its investments are likely to involve a higher
degree  of  liquidity  and  price   volatility   than   investments   in  larger
capitalization  securities.  Investments in foreign  securities may be adversely affected by political  instability,  foreign economic conditions,  or inadequate regulatory  or  accounting  standards.  If, and to the extent that, we invest in options  and  futures,  the  Portfolio  will be  subject  to the  special  risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Small-Cap  Growth  Equity  Portfolio.  We show how returns  before taxes for The
Small-Cap Growth Equity Portfolio have varied over the past nine calendar years, as well as average  annual  returns for the  one-year,  five-year,  and lifetime periods - with average annual returns compared to the performance of the Russell
2000(R)Growth  Index.  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher  price-to-book  ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the
2,000  smallest  companies  in the  Russell  3000(R)Index,  which  measures  the
performance  of  the  3,000  largest  U.S.   companies  based  on  total  market
capitalization.  The Index is unmanaged and does not include the actual costs of buying,  selling,  and holding  securities.  The  Portfolio's  past  performance
(before and after  taxes) does not  necessarily  indicate how it will perform in the future. During some of the periods shown, the Manager has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Small-Cap Growth Equity Portfolio)

         1999                   60.53%
         2000                   -6.14%
         2001                  -16.83%
         2002                  -18.60%
         2003                   32.79%
         2004                   12.02%
         2005                    5.91%
         2006                    6.92%
         2007

During the periods  illustrated in this bar chart,  The Small-Cap  Growth Equity
Portfolio's  highest  quarterly return was 34.73% for the quarter ended December
31, 1999 and its lowest  quarterly  return was  -27.33%  for the  quarter  ended
September 30, 2001.

               Average annual returns for periods ending 12/31/07

---------------------------------------------------------- ---------------- ----------------
The Small-Cap Growth Equity Portfolio        1 year           5 years           Lifetime*

---------------------------------------------------------- ---------------- ----------------
Return before taxes                          x.xx%            x.xx%             x.xx%

---------------------------------------------------------- ---------------- ----------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

---------------------------------------------------------- ---------------- ----------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares
---------------------------------------------------------- ------ --------- ----------------
Russell 2000 Growth Index
(reflects no deduction for                  xx.xx%           xx.xx%            xx.xx%
fees, expenses or taxes)
----------------------------------------------------------- ----- --------- ----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

*    Lifetime  returns are shown because the Portfolio has existed for less than
     10 years.  The Portfolio  commenced  operations on September 15, 1998.  The
     Index  reports  returns on a monthly basis as of the last day of the month.
     As a result,  the Index return  reflects the return from September 30, 1998 through December 31, 2007.

What are The Small-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are deducted  from The  Small-Cap  Growth
Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         0.15%

 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     0.90%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $x,xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses"))  from exceeding 0.89% of the Portfolio's  average daily net assets.  These  waivers may be  discontinued  at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.89%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Focus Smid-Cap Growth Equity Portfolio

What is the Portfolio's investment objective?

     The  Focus  Smid-Cap  Growth  Equity  Portfolio  seeks  long-term   capital
     appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in common  stocks of  growth-oriented  companies  that we believe have long-term capital appreciation potential and expect to grow faster than the U.S.
economy.  We particularly seek small- to mid-sized  companies that address large market opportunities, which describe the likelihood that an individual large cap company's goods and/or services will be sold. For purposes of the Portfolio,  we will  generally  consider  companies  that, at the time of purchase,  have total market  capitalizations  within the range of market capitalizations of companies in the Russell  2500(TM)Growth  Index.  The Portfolio  will  normally  invest in common stocks of companies with market  capitalizations of at least $300 million at the time of purchase.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of small and  mid-capitalization  companies (the 80%
Policy). The Portfolio's 80% Policy may be changed without shareholder approval.
However,  shareholders  will be given  notice at least 60 days prior to any such change.

Using a bottom up approach,  we seek to select  securities of companies  that we believe have  attractive end market  potential,  which  describes the likelihood that an individual company produces goods and/or services that will be sold, has a dominant  business  model,  and has strong free cash flow  generation,  all of which are attractively priced compared to the company's intrinsic value. We also consider a company's  operational  efficiencies,  management's plans for capital allocation and the company's shareholder orientation.  All of these factors give us insight into the outlook for a company,  helping us identify companies poised for sustainable  free cash flow growth.  We believe that  sustainable  free cash flow growth,  if it occurs,  may result in price  appreciation for the company's stock.

The Portfolio  generally  holds 25 to 30 stocks,  although from time to time the
Portfolio  may hold  fewer or more  names  depending  on our  assessment  of the investment  opportunities  available.  In  addition,  we maintain a  diversified portfolio representing a number of different industries.  Such an approach helps to  minimize  the impact that any one  security  or  industry  could have on the
Portfolio if it were to experience a period of slow or declining growth.

Because our  objective is capital  appreciation,  the amount of dividend  income that a stock provides is only an incidental consideration for us.

The Portfolio may engage in options and futures transactions.  In addition,  the
Portfolio  may invest up to 10% of its assets in foreign  securities,  which may include GDRs and, without limitation, in sponsored and unsponsored ADRs that are actively traded in the U.S.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary  defensive purposes and pending  investment,  the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected primarily by changes in stock prices. Because the
Portfolio seeks long-term capital  appreciation by investing primarily in small-
and mid-capitalization companies, its investments are likely to involve a higher
degree  of  liquidity  and  price   volatility   than   investments   in  larger
capitalization  securities.  Investments in foreign  securities may be adversely affected by political  instability,  foreign economic conditions,  or inadequate regulatory  or  accounting  standards.  If, and to the extent that, we invest in options  and  futures,  the  Portfolio  will be  subject  to the  special  risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Focus Smid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Focus Smid-Cap Growth Equity Portfolio. We show how returns before taxes for The
Focus Smid-Cap  Growth Equity  Portfolio have varied over the past four calendar years, as well as average annual returns for the one-year and lifetime periods -
with average annual returns  compared to the performance of the Russell 2500(TM)
Growth Index.  The Russell 2500 Growth Index  measures the  performance of those companies in the Russell 2500 Index with higher  price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the
2,500  smallest  companies  in  the  Russell  3000  Index,  which  measures  the
performance  of  the  3,000  largest  U.S.   companies  based  on  total  market
capitalization.  The Index is unmanaged and does not include the actual costs of buying,  selling,  and holding  securities.  The  Portfolio's  past  performance
(before and after  taxes) does not  necessarily  indicate how it will perform in the future.  During the periods shown,  the Manager has voluntarily  waived fees and paid expenses of The Focus Smid-Cap Growth Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Focus Smid-Cap Growth Equity Portfolio)

         2004                    11.65%
         2005                     2.24%
         2006                     5.41%
         2007

During the periods  illustrated  in this bar chart,  The Focus  Smid-Cap  Growth
Equity  Portfolio's  highest  quarterly  return was 15.21% for the quarter ended
December  31,  2004 and its lowest  quarterly  return was -7.99% for the quarter ended March 31, 2005.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------------
The Focus Smid-Cap Growth Equity Portfolio   1 year           Lifetime*

--------------------------------------------------------- -------------------
Return before taxes                          x.xx%            x.xx%

--------------------------------------------------------- -------------------
Return after taxes on distributions          x.xx%            x.xx%

--------------------------------------------------------- -------------------
Return after taxes on distributions          x.xx%            x.xx%
and sale of Portfolio shares
--------------------------------------------------------- -------------------
Russell 2500 Growth Index                   xx.xx%           xx.xx%
(reflects no deduction for
fees, expenses or taxes)
--------------------------------------------------------- -------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

*    Lifetime  returns are shown because the Portfolio has existed for less than
     10 years. The Portfolio commenced operations on December 1, 2003. The Index reports  returns on a monthly  basis as of the last day of the month.  As a result, the Index returns reflect the return from December 31, 2003 through
     December 31, 2007.

What are The Focus Smid-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The Focus Smid-Cap Growth
Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xxx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $x,xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses"))  from exceeding 0.92% of the Portfolio's  average daily net assets.  These  waivers may be  discontinued  at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.92%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Smid-Cap Growth Equity Portfolio

What is the Portfolio's investment objective?

     The Smid-Cap Growth Equity Portfolio seeks long-term capital  appreciation.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the Portfolio's main investment  strategies?  The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the  potential  for high  earnings  growth  at the  time of  purchase.  For purposes of this  Portfolio,  we will  generally  consider  small-capitalization companies  to be those  whose  market  capitalizations  fall  within  the  range represented in the Russell  2000(R)Growth  Index at the time of the  Portfolio's
investment   and   mid-capitalization   companies   to  be  those  whose  market
capitalizations fall within the range represented in the Russell Midcap(R)Growth
Index at the time of the Portfolio's investment. The Portfolio has been designed to  provide  investors  with  potentially  greater  long-term  rewards  than are provided by an investment in a fund that seeks capital  appreciation from common stock of companies with more  established  earnings  histories.  In pursuing its objective,  the Portfolio  anticipates  that it will invest  primarily in common stocks, preferred stocks convertible bonds, convertible debentures,  convertible notes,  convertible preferred stocks, and warrants or rights. To the extent that this Portfolio invests in convertible debt securities,  those securities will be purchased  on the basis of their  equity  characteristics,  and ratings of those securities, if any, will not be an important factor in their selection.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of small- and mid-capitalization  companies (the 80%
Policy). The Portfolio's 80% Policy may be changed without shareholder approval.
However,  shareholders  will be given  notice at least 60 days prior to any such change.

The Portfolio will invest in equity  securities of companies that we believe are undervalued and have the potential for high earnings growth.  Companies in which the Portfolio invests generally will meet one or more of the following criteria:
high  historical  earnings-per-share  (EPS) growth;  high  projected  future EPS growth; an increase in research analyst earnings estimates;  attractive relative price to earnings ratios; and high relative  discounted cash flows. In selecting the Portfolio's investments,  we also focus on companies with capable management teams,  strong industry  positions,  sound capital  structures,  high returns on equity, high reinvestment rates, and conservative financial accounting policies.

The Portfolio may engage in options and futures transactions.  In addition,  the
Portfolio  may invest up to 20% of its assets in foreign  securities,  which may include GDRs.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary  defensive purposes and pending  investment,  the Portfolio may hold a substantial portion of its assets in cash or short-term debt obligations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected primarily by changes in stock prices. Because the
Portfolio seeks long-term capital  appreciation by investing primarily in small-
and mid-capitalization companies, its investments are likely to involve a higher
degree  of  liquidity  and  price   volatility   than   investments   in  larger
capitalization  securities.  Investments in foreign  securities may be adversely affected by political  instability,  foreign economic conditions,  or inadequate regulatory  and accounting  standards.  If, and to the extent that, we invest in options  and  futures,  the  Portfolio  will be  subject  to the  special  risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Smid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Smid-Cap  Growth  Equity  Portfolio.  We show the  return  before  taxes for The
Smid-Cap  Growth Equity  Portfolio for the past three calendar years, as well as average  annual  returns for the one-year  and  lifetime  periods - with average annual returns compared to the performance of the Russell  2500(TM)Growth Index.
The  Russell  2500  Growth  Index  measures  the  performance  of those  Russell
2500(TM)Index  with higher  price-to-book  ratios and higher  forecasted  growth values.  The Russell 2500 Index  measures the  performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest  U.S.  companies  based on total  market  capitalization.  The  Index is unmanaged and does not include the actual costs of buying,  selling, and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During the  periods shown, the Manager has voluntarily waived fees and paid expenses of The Smid-Cap
Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

Total return (The Smid-Cap Growth Equity Portfolio)

         2005                     3.76%
         2006                    10.54%
         2007

During the periods  illustrated  in this bar chart,  The Smid-Cap  Growth Equity
Portfolio's  highest quarterly return was 12.95% for the quarter ended March 31,
2006 and its lowest  quarterly  return was -9.62% for the quarter ended June 30,
2006.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------------
The Smid-Cap Growth Equity Portfolio         1 year           Lifetime*

--------------------------------------------------------- -------------------
Return before taxes                          xx.xx%           xx.xx%

--------------------------------------------------------- -------------------
Return after taxes on distributions          xx.xx%           xx.xx%

--------------------------------------------------------- -------------------
Return after taxes on distributions          x.xx%             x.xx%
and sale of Portfolio shares
--------------------------------------------------------- -------------------
Russell 2500 Growth Index
(reflects no deduction for                  xx.xx%            xx.xx%
fees, expenses or taxes)
--------------------------------------------------------- -------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

*    Lifetime  returns are shown because the Portfolio has existed for less than
     10 years. The Portfolio commenced operations on December 1, 2004. The Index reports  returns on a monthly  basis as of the last day of the month.  As a result, the Index return reflects the return from December 31, 2004 through
     December 31, 2007.

What are The Smid-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Smid-Cap Growth Equity
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xxx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $x,xxx

--------------- ---------------
10 years        $x,xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses"))  from exceeding 0.92% of the Portfolio's  average daily net assets.  These  waivers may be  discontinued  at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.92%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile:  The  Real  Estate  Investment  Trust  Portfolio  and The  Real  Estate
Investment Trust Portfolio II

The Real Estate Investment Trust Portfolio is presently closed to new investors.

What are each Portfolio's investment objectives?

     Each  Portfolio  seeks  maximum   long-term  total  return,   with  capital
     appreciation as a secondary objective.  Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment  strategies?  Each Portfolio primarily invests in  securities  of  companies  principally  engaged  in the real  estate industry.  The  Portfolios are  considered  "non-diversified"  as defined in the
Investment Company Act of 1940, as amended (the 1940 Act), which means that they can invest in a smaller number of issuers than a diversified mutual fund.

Under normal  circumstances,  each Portfolio will invest at least 80% of its net assets in REITs  (the 80%  Policy).  The  Portfolios'  80% Policy may be changed without  shareholder  approval.  However,  shareholders  will be given notice at least 60 days prior to any such change.

Each  Portfolio  may invest  without  limitation  in shares of REITs.  REITs are pooled  investment  vehicles  which invest  primarily in  income-producing  real estate or real estate related loans or interests. REITs are generally classified as equity REITs,  mortgage REITs, or a combination of equity and mortgage REITs.
Equity REITs invest the majority of their assets  directly in real  property and derive income  primarily  from the  collection  of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.
Mortgage REITs invest the majority of their assets in real estate  mortgages and derive  income  from  the  collection  of  interest  payments.  Like  investment companies such as the Portfolios,  REITs are not taxed on income  distributed to shareholders  provided  they comply with  several  requirements  in the Internal
Revenue Code (the Code).

Each  Portfolio  also  invests  in equity  securities  of real  estate  industry operating companies (REOCs). We define a REOC as a company that derives at least
50% of its  gross  revenues  or net  profits  from  either  (1)  the  ownership,
development,   construction,  financing,  management,  or  sale  of  commercial, industrial,  or residential real estate,  or (2) products or services related to the real estate industry,  such as building  supplies or mortgage  servicing.  A
Portfolio's  investments  in equity  securities  of REITs and REOCs may include, from time to time,  sponsored or unsponsored  ADRs actively traded in the United
States.  Equity securities include, but are not to be limited to, common stocks, preferred  stocks,  securities  convertible  into common stocks,  and securities having  common  stock  characteristics,  such as rights and warrants to purchase common  stocks.  To the extent that this Portfolio  invests in convertible  debt securities,  those  securities  will be  purchased  on the basis of their equity characteristics,  and  ratings  of  those  securities,  if any,  will  not be an important factor in their selection.

Each Portfolio may also, to a limited  extent,  enter into futures  contracts on stocks,  purchase or sell  options on such  futures,  engage in certain  options transactions  on stocks,  and enter into  closing  transactions  with respect to those  activities.  These  activities  will be entered into to  facilitate  each
Portfolio's  ability to quickly  deploy  into the stock  market the  Portfolio's
positions  in  cash,   short-term  debt  securities,   and  other  money  market
instruments,  at times when the  Portfolio's  assets are not fully  invested  in equity  securities.  Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term  debt  securities and other money market instruments when we believe such holdings are prudent given current market  conditions.  Except  when we believe a temporary  defensive  approach is appropriate,  a  Portfolio  generally  will not hold  more  than 5% of its total assets  in  cash  or  such  short-term  investments.  All  of  these  short-term investments  will  be of the  highest  quality  as  determined  by a  nationally recognized  statistical  rating  organization  (NRSRO) (e.g.,  AAA by Standard &
Poor's  (S&P) or Aaa by Moody's  Investors  Service,  Inc.  (Moody's))  or be of
comparable quality as we determine.

We do not normally  intend to respond to short-term  market  fluctuations  or to acquire securities for the purpose of short-term  trading;  however, we may take advantage of short-term  opportunities  that are  consistent  with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in each Portfolio will increase and decrease according to changes in the value of a Portfolio's investments.  In addition,  a  Portfolio's  share price and yield will  fluctuate  in response to movements in stock prices.  Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks  associated with direct ownership of real estate and with the real estate  industry in general and their  investments may tend to fluctuate more in value than a portfolio  that invests in a broader  range of  industries.  To the extent that a Portfolio holds real estate directly,  as a result of defaults, or receives  rental  income  from its real  estate  holdings,  its tax  status as a regulated  investment  company  may be  jeopardized.  The  Portfolios  are  also affected by interest rate changes,  particularly if the REITs we are holding use floating rate debt to finance their ongoing operations.

An  investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

Because  each  Portfolio  is  non-diversified,  adverse  effects  on any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject  the  Portfolio  to  greater  risks and  volatility  than a  diversified portfolio.

REITs are subject to substantial  cash flow  dependency,  defaults by borrowers, self-liquidation,  and the risk of failing to qualify for tax-free  pass-through of income under the Code,  and/or to maintain  exemptions  from the 1940 Act. By investing in REITs indirectly through a Portfolio,  a shareholder bears not only a proportionate  share of the expenses of the Portfolio,  but also,  indirectly, similar  expenses of the REITs.  For a further  discussion  of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk."

Investments  in  foreign  securities  may be  adversely  affected  by  political
instability,   foreign  economic  conditions,   or  inadequate   regulatory  and
accounting  standards.  If, and to the  extent  that,  we invest in options  and futures,  the Portfolios  will be subject to the special risks  associated  with those  activities.  To the extent that the  Portfolios  hold a large  portion of their  assets  in cash or  short-term  debt  obligations,  they may be unable to achieve their investment goals.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should  keep in mind that an  investment  in a  Portfolio  is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to  discuss  these  Portfolios  with  your  investment consultant to determine whether they are appropriate investments for you.

How has The Real Estate Investment Trust Portfolio Class performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Real Estate  Investment  Trust Portfolio Class. We show how returns before taxes for The Real Estate  Investment  Trust  Portfolio  Class of the  Portfolio  have varied over the past 10 calendar  years,  as well as average  annual returns for the one-,  five-,  and 10-year periods - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is
representative  of  tax-qualified  REITs  listed on the New York Stock  Exchange
(NYSE),  the American Stock Exchange and the NASDAQ National Market System.  The
Index is unmanaged and does not include the actual costs of buying, selling, and holding  securities.  The Portfolio's past performance  (before and after taxes)
does not necessarily indicate how it will perform in the future.  During some of the periods  shown,  the  Manager has waived fees and paid  expenses of The Real
Estate  Investment  Trust  Portfolio  Class.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Real Estate Investment Trust Portfolio Class)

            1998                           -12.09%
            1999                            -2.57%
            2000                            32.83%
            2001                             8.80%
            2002                             4.20%
            2003                            33.99%
            2004                            31.42%
            2005                             6.78%
            2006                            32.68%
            2007

During the periods  illustrated  in this bar chart,  The Real Estate  Investment
Trust  Portfolio's  highest  quarterly  return was 14.62% for the quarter  ended
December  31,  2004 and its lowest  quarterly  return was -8.93% for the quarter ended September 30, 1998.

               Average annual returns for periods ending 12/31/07

------------------------------------------------------- ---------------- --------------
The Real Estate Investment Trust             1 year           5 years      10 years
Portfolio Class

------------------------------------------------------- ---------------- --------------
Return before taxes                          xx.xx%           xx.xx%       xx.xx%

------------------------------------------------------- ---------------- --------------
Return after taxes on distributions          xx.xx%           xx.xx%       xx.xx%

------------------------------------------------------- ---------------- --------------
Return after taxes on distributions          xx.xx%           xx.xx%       xx.xx%
and sale of Portfolio shares

------------------------------------------------------- ---------------- --------------
NAREIT Equity REIT Index
(reflects no deduction for                   xx.xx%           xx.xx%       xx.xx%
fees, expenses or taxes)
------------------------------------------------------- ---------------- --------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

How has The Real Estate Investment Trust Portfolio II performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Real Estate  Investment Trust Portfolio II. We show how returns before taxes for
The Real  Estate  Investment  Trust  Portfolio  II have  varied over the past 10 calendar  years,  as well as average  annual  returns for the one-,  five-,  and
10-year periods - with average annual returns compared to the performance of the
NAREIT  Equity REIT Index.  The NAREIT  Equity REIT Index is  representative  of tax-qualified  REITs  listed on the NYSE,  the American  Stock  Exchange and the
NASDAQ National  Market System.  The Index is unmanaged and does not include the actual costs of buying,  selling,  and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  During the periods  shown,  the Manager has  voluntarily waived fees and paid expenses of The Real Estate  Investment Trust Portfolio II.
Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Real Estate Investment Trust Portfolio II)

           1998                      -12.97%
           1999                       -1.89%
           2000                       33.12%
           2001                        9.41%
           2002                        4.54%
           2003                       34.91%
           2004                       30.21%
           2005                        6.78%
           2006                       33.12%
           2007

During the periods  illustrated  in this bar chart,  The Real Estate  Investment
Trust Portfolio II's highest  quarterly  return was 14.36% for the quarter ended
December  31,  2004 and its lowest  quarterly  return was -9.62% for the quarter ended September 30, 2002.

               Average annual returns for periods ending 12/31/07

----------------------------------------------------------------- ---------------- ---------------
The Real Estate Investment                   1 year           5 years           10 years
Trust Portfolio II

--------------------------------------------------------- ------------------- --------------------
Return before taxes                          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- ------------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- ------------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%
and sale of Portfolio shares
--------------------------------------------------------- ------------------- --------------------
NAREIT Equity REIT Index
(reflects no deduction for                   xx.xx%           xx.xx%            xx.xx%
fees, expenses or taxes)
--------------------------------------------------------- ------------------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are Portfolios' fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from the Portfolios' assets.

 ---------------------------------------------------------------------
           The Real Estate Investment Trust Portfolio Class

 ------------------------------------------------------ --------------
 Investment advisory fees                               0.75%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses                        x.xx%

 ---------------------------------------------------------------------
            The Real Estate Investment Trust Portfolio II

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.75%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolios  to the  cost  of  investing  in  other  mutual  funds  with  similar investment objectives.  We show the cumulative amount of Portfolio expenses on a hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolios'  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolios'
total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

 ----------------------------------------------------------------
        The Real Estate Investment Trust Portfolio Class

 --------------- ------------------------------------------------
 1 year          $xxx

 --------------- ------------------------------------------------
 3 years         $xxx

 --------------- ------------------------------------------------
 5 years         $xxx

 --------------- ------------------------------------------------
 10 years        $x,xxx

 ----------------------------------------------------------------
 The Real Estate Investment Trust Portfolio II

 --------------- ------------------------------------------------
 1 year          $xx

 --------------- ------------------------------------------------
 3 years         $xxx

 --------------- ------------------------------------------------
 5 years         $xxx

 --------------- ------------------------------------------------
 10 years        $x,xxx

 --------------- ------------------------------------------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine expenses")) from exceeding 0.86% of The Real Estate Investment
     Trust  Portfolio  II's  average  daily net  assets.  These  waivers  may be discontinued  at any time because they are voluntary.  The following  table shows  operating  expenses  which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.86%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Select 20 Portfolio (formerly, The All Cap Growth Equity Portfolio)

What is the Portfolio's investment objective?

The Select 20  Portfolio  seeks  long-term  capital  appreciation.  Although the
Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio seeks to achieve its objective by investing in a portfolio of  approximately  twenty (20)
securities. The Portfolio will invest in no fewer than 15 securities and no more than 25 securities. The Portfolio is considered  "non-diversified" as defined in the 1940 Act, which means that it may invest in a smaller number of issuers than a diversified mutual fund.

We invest primarily in common stocks of companies that we believe have long-term capital  appreciation  potential  and are  expected to grow faster than the U.S.
economy.  We consider  companies of any size or market  capitalization.  Using a bottom up approach, we seek to select securities that we believe have attractive end market potential, which describes the possibilities of the market place that an  individual  stock's  goods and/or  services  will be sold, or dominance of a profitable niche market,  dominant  business  models,  and strong free cash flow generation that are  attractively  priced compared to the intrinsic value of the securities.  We also consider a company's operational  efficiencies,  management plans for capital allocation, and the company's shareholder orientation.

We research  individual  companies and analyze  economic and market  conditions, seeking to identify the  securities or market sectors that we think are the best investments for the Portfolio.  Specifically,  we look for structural changes in the economy,  industry,  or product  cycle  changes,  or changes in  management, targeting  those  companies  that  can  best  capitalize  on such  changes.  The following is a description of how the portfolio  managers pursue the Portfolio's investment goals.

We strive to identify  companies  that offer the potential  for long-term  price appreciation  because they are likely to experience  sustainable  free cash flow growth. Using a bottom up approach, we look for companies that:

o    have  attractive  end market  potential or dominance of a profitable  niche market, dominant business models, and strong cash flow generation;

o    demonstrate operational and scale efficiencies;

o    have demonstrated expertise for capital allocation; or

o    have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company,  helping us to identify  companies poised for sustainable free cash flow growth.  We believe that  sustainable  free cash flow  growth,  if it  occurs,  may  result in price appreciation for the company's stock.

We  maintain  a  diversified  portfolio,  typically  holding a mix of  different stocks,  representing a wide array of industries  and a mix of small-,  medium-, and large size companies.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the
Portfolio.  Because the  Portfolio is  non-diversified,  adverse  effects on any single  Portfolio  investment  may affect a larger portion of its overall assets and subject the  Portfolio to greater  risks and  volatility  than a diversified portfolio.  This  Portfolio will be  particularly  affected by declines in stock prices,  which tend to  fluctuate  more than bond  prices.  Stock  prices may be negatively  affected  by a drop  in the  stock  market  or poor  performance  in
specific  companies  or  industries.   Stocks  of  companies  with  high  growth
expectations may be more susceptible to price declines if they do not meet those high expectations. Because the Portfolio seeks long-term capital appreciation by investing a portion of its portfolio in small- and mid-capitalization companies, its  investments  in these  securities  are likely to involve a higher degree of liquidity  and  price  volatility  than  investments  in  larger  capitalization securities.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Select 20 Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Select  20  Portfolio.  We show how  returns  before  taxes  for The  Select  20
Portfolio  have  varied  over the past six  calendar  years,  as well as average annual returns for the one-year,  five-year,  and lifetime periods- with average annual returns compared to the performance of the Russell  3000(R)Growth  Index.
The  Russell  3000  Growth  Index  measures  the  performance  of those  Russell
3000(R)Index  companies with higher  price-to-book  ratios and higher forecasted growth  values.  The Russell 3000 Index  measures the  performance  of the 3,000 largest  U.S.  companies  based on total  market  capitalization.  The  Index is unmanaged and does not include the actual costs of buying,  selling, and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During the  periods shown,  the Manager has voluntarily  waived fees and paid expenses of The Select
20 Portfolio. Returns would be lower without the voluntary waiver and payment.

On February 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities.

Year-by-year total return (The Select 20 Portfolio)

         2001                   -23.82%
         2002                   -31.46%
         2003                    36.89%
         2004                     8.78%
         2005                     7.16%
         2006                     0.86%
         2007

During the  periods  illustrated  in this bar chart,  The Select 20  Portfolio's highest  quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.

               Average annual returns for periods ending 12/31/07

-------------------------------------------------------- --------------- --------------------
The Select 20 Portfolio                      1 year            5 years           Lifetime*

-------------------------------------------------------- --------------- --------------------
Return before taxes                          x.xx%            x.xx%             x.xx%

-------------------------------------------------------- --------------- --------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

-------------------------------------------------------- --------------- --------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares
-------------------------------------------------------- --------------- --------------------
Russell 3000 Growth Index
(reflects no deduction for                   x.xx%            x.xx%             x.xx%
fees, expenses or taxes)
-------------------------------------------------------- --------------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

*    Lifetime  returns are shown because the Portfolio has existed for less than
     10 years. The Portfolio  commenced  operations on March 31, 2000.  Lifetime returns are shown because the Portfolio has existed for less than 10 years.
     The Portfolio  commenced  operations  on March 31, 2000.  The Index reports returns on a monthly  basis as of the last day of the  month.  As a result, the Index return  reflects the return from March 31, 2000 through  December
     31, 2007.

What are The Select 20 Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The Select 20 Portfolio's assets.

---------------------------------------------------- ---------------
Investment advisory fees(1)                          0.75%

---------------------------------------------------- ---------------
Distribution and service (12b-1) fees                none

---------------------------------------------------- ---------------
Other expenses                                       x.xx%

---------------------------------------------------- ---------------
Total annual operating expenses(1)                   x.xx%

---------------------------------------------------- ---------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- --------------------
1 year          $xxx

--------------- --------------------
3 years         $xxx

--------------- --------------------
5 years         $xxx

--------------- --------------------
10 years        $x,xxx

--------------- --------------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.89% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.89%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The International Equity Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio's investment objective?

     The  International  Equity Portfolio seeks maximum  long-term total return.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in equity securities of companies that are organized,  have a majority of their assets,  or derive most of their  operating  income  outside the United
States, and that, in our opinion,  are undervalued at the time of purchase based on our  fundamental  analysis.  Investments  will be made  mainly in  marketable securities of companies located in developed countries.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities (the 80% Policy).  The Portfolio's 80% Policy may be
changed without shareholder approval. However, shareholders will be given notice at least 60 days  prior to any such  change.  Under  normal  circumstances,  the
Portfolio  will invest at least 40% of its total assets in non-U.S.  securities.
This policy is in addition to the 80% policy.

Equity  securities  include,  but  are  not to be  limited  to,  common  stocks, securities  convertible  into  common  stock,  securities  having  common  stock characteristics,  such as rights and  warrants to purchase  common  stocks,  and preferred  securities.  To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics,  and  ratings  of  those  securities,  if any,  will  not be an important factor in their selection.  Additionally, the Portfolio may, from time to  time,  hold  its  assets  in cash  (which  may be U.S.  dollars  or  foreign currencies,  including the Euro), or may invest in short-term debt securities or other money  market  instruments.  Except when we believe a temporary  defensive approach is appropriate,  the Portfolio  generally will not hold more than 5% of its assets in cash or such short-term instruments.

Our  approach  in  selecting  investments  for  the  Portfolio  is  oriented  to individual  stock  selection  and is value driven.  In selecting  stocks for the
Portfolio,  we consider movement in the price of individual securities,  and the impact  of  currency  adjustment  on a  United  States  domiciled,  dollar-based investor.  We also  conduct  research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented  dividend  discount  methodology  applied to individual  securities  and market  analysis which isolates value across country boundaries.  This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.  Our  approach is long-term in  orientation,  and it is expected  that the annual  turnover  rate  of the  Portfolio  will  not  exceed  75%  under  normal circumstances.

In an international portfolio,  currency returns can be an integral component of an investment's  total return. We will use a purchasing power parity approach to assess the value of individual  currencies.  Purchasing power parity attempts to identify the amount of goods and  services  that a dollar will buy in the United
States and compares that to the amount of a foreign currency required to buy the same amount of goods and  services in another  country.  Eventually,  currencies should  trade at levels  that would make it  possible  for the dollar to buy the same amount of goods and  services  overseas as in the United  States.  When the dollar buys less, the foreign  currency may be overvalued.  When the dollar buys more,  the foreign  currency  may be  undervalued.  Securities  available  in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency  considerations  carry a special risk for a portfolio of  international securities,  and we use a purchasing power parity approach to evaluate  currency risk. In this regard,  the Portfolio may actively  carry on hedging  activities, and may invest in forward foreign currency exchange  contracts to hedge currency risks  associated  with the purchase of individual  securities  denominated in a particular currency.

The  Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income  securities when, in our opinion,  attractive  opportunities  exist relative  to  those  available  through  equity  securities  or  the  short-term investments  described above.  The foreign fixed income  securities in which the
Portfolio  may  invest  may be U.S.  dollar  or  foreign  currency  denominated, including the Euro, and may include obligations of foreign governments,  foreign government  agencies,  supranational  organizations  or  corporations  and other private entities. Such governmental fixed income securities will be, at the time of purchase,  of the highest quality (e.g.,  AAA by S&P or Aaa by Moody's) or of comparable  quality.  Corporate fixed income  securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio  primarily  will be affected by changes in the stock  prices and currency  exchange  rates.  Investments  in securities  of non-U.S.  issuers are generally  denominated  in foreign  currencies  and  involve  certain  risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political  instability,  foreign economic  conditions,  or inadequate  regulatory  and  accounting  standards.  In  addition,  there is the
possibility  of  expropriation,   nationalization,   or  confiscatory  taxation,
taxation  of income  earned in foreign  nations,  or other  taxes  imposed  with respect to  investments  in foreign  nations.  The  Portfolio  may be  adversely affected by changes in currency  rates,  which may reduce or eliminate any gains produced by investments,  exchange control  regulations,  and may incur costs in connection with conversions between  currencies.  If, and to the extent that, we invest in forward foreign currency  contracts or use other  instruments to hedge against  currency  risks,  the  Portfolio  will be subject to the special  risks associated with those activities.  In addition, to the extent that the Portfolio invests in  securities  of  companies  in emerging  markets,  those  investments present  a  greater  degree  of risk  than  tends  to be the  case  for  foreign investments in Western Europe and other  developed  markets.  To the extent that the Portfolio  holds a large  portion of its assets in cash or  short-term  debt obligations,  it may be unable to achieve its investment  goal. In addition,  to the extent that the Portfolio invests in fixed income  securities,  the value of those  securities  may be  adversely  affected  by  changes  in U.S.  or foreign interest rates, as well as changes in currency exchange rates.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
International  Equity  Portfolio.  We show  how  returns  before  taxes  for The
International  Equity  Portfolio have varied over the past 10 calendar years, as well as average annual returns for the one-,  five-,  and 10-year periods - with average annual returns compared to the performance of the Morgan Stanley Capital
International   EAFE(R)(MSCI  EAFE)  Index.  The  MSCI  EAFE  Index  is  a  free float-adjusted market capitalization index that is designed to measure developed market equity performance in approximately 21 exchanges in Europe,  Australasia, and the Far East  (excluding the U.S. & Canada).  The Index returns below do not take into effect any foreign  withholding  tax. The Index is unmanaged  and does not include the actual costs of buying,  selling,  and holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate how it will perform in the future.

Year-by-year total return (The International Equity Portfolio)

        1998                 5.13%
        1999                10.01%
        2000                17.41%
        2001                 0.49%
        2002                -9.88%
        2003                -9.00%
        2004                21.02%
        2005                12.84%
        2006                30.34%
        2007

During the  periods  illustrated  in this bar chart,  The  International  Equity
Portfolio's  highest  quarterly return was 22.52% for the quarter ended June 30,
2003 and its lowest quarterly return was -18.61% for the quarter ended September
30, 2002.

               Average annual returns for periods ending 12/31/07

------------------------------------------------------------------- --------------------
The International Equity Portfolio           1 year           5 years           10 years

------------------------------------------------------------------- --------------------
Return before taxes                          xx.xx%           xx.xx%            xx.xx%

------------------------------------------------------------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%

------------------------------------------------------------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%

------------------------------------------------------------------- --------------------
Morgan Stanley Capital International
EAFE Index                                   xx.xx%           xx.xx%            xx.xx%
(reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The International Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The International  Equity
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees                               0.75%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses                        x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
The  Portfolio's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $x,xxx

--------------- ---------------

Profile: The Labor Select International Equity Portfolio

What is the Portfolio's investment objective?

     The Labor Select  International  Equity  Portfolio seeks maximum  long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What  are  the  Portfolio's  main  investment  strategies?  The  Portfolio  will primarily  invest in equity  securities of companies that are organized,  have a majority of their assets,  or derive most of their  operating  income outside of the United States,  and which,  in our opinion,  are  undervalued at the time of purchase based on the rigorous  fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers
that  present  certain   characteristics  that  are  compatible  or  operate  in
accordance  with  certain  investment  policies  or  restrictions   followed  by
organized labor.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities (the 80% Policy).  The Portfolio's 80% Policy may be
changed without shareholder approval. However, shareholders will be given notice at least 60 days  prior to any such  change.  Under  normal  circumstances,  the
Portfolio  will invest at least 40% of its total assets in non-U.S.  securities.
This policy is in addition to the 80% policy.

In selecting  portfolio  securities,  we emphasize strong performance in falling markets  relative  to  other  mutual  funds  focusing  on  international  equity investments.  Equity securities include,  but are not limited to, common stocks, securities  convertible  into common  stocks,  securities  having  common  stock characteristics,  such as rights and  warrants to purchase  common  stocks,  and preferred  shares. To the extent that this Portfolio invests in convertible debt securities,  those  securities  will be  purchased  on the basis of their equity characteristics,  and  ratings  of  those  securities,  if any,  will  not be an important factor in their selection.  Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term  debt  securities or other money market  instruments.  Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

The  Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income  securities when, in our opinion,  attractive  opportunities  exist relative  to  those  available  through  equity  securities  or  the  short-term investments  described above.  The foreign fixed income  securities in which the
Portfolio  may  invest  may be U.S.  dollar  or  foreign  currency  denominated, including the Euro, and may include obligations of foreign governments,  foreign government  agencies,  supranational  organizations or  corporations,  and other private entities. Such governmental fixed income securities will be, at the time of purchase,  of the highest quality (e.g.,  AAA by S&P or Aaa by Moody's) or of comparable  quality.  Corporate fixed income  securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our  approach  in  selecting   investments   for  the   Portfolio  is  primarily
quantitatively  oriented to individual  stock selection and is value driven.  In selecting  stocks for the  Portfolio,  we identify those stocks which we believe will  provide  the  highest  total  return  over a  market  cycle,  taking  into consideration the movement in the price of the individual  security,  the impact of currency adjustment on a United States domiciled,  dollar-based  investor and the investment  guidelines  described  below. We conduct  extensive  fundamental research  on a  global  basis,  and it is  through  this  research  effort  that securities with the potential for maximum long-term total return are identified.
The  center of the  fundamental  research  effort is a value  oriented  dividend discount methodology applied to individual  securities and market analysis which isolates  value  across  country  boundaries.  Our  approach  focuses  on future anticipated  dividends and discounts the value of those  dividends  back to what they would be worth if they were being paid today.  Comparisons of the values of different possible investments are then made.

Supplementing our quantitative  approach to stock selection,  we also attempt to follow certain qualitative  investment guidelines which seek to identify issuers
that  present  certain   characteristics  that  are  compatible  or  operate  in
accordance  with  certain  investment  policies  or  restrictions   followed  by
organized  labor.  These  qualitative   investment  guidelines  include  country
screens,  as well as additional  issuer-specific  criteria.  The country screens require that the securities are of companies  domiciled in those  countries that are included in the Morgan Stanley Capital International  Europe,  Australia and
Far East (EAFE) Index and Canada,  as long as the country does not appear on any list of  prohibited  or boycotted  nations of the AFL-CIO or certain other labor organizations.  Nations that are currently in this Index include,  among others,
Japan, the United Kingdom,  Germany,  France, and the Netherlands.  In addition, the  Portfolio  will  tend to  favor  investment  in  issuers  located  in those countries  that we  perceive  as enjoying  favorable  relations  with the United
States.  Pursuant to the  Portfolio's  issuer-specific  criteria,  the Portfolio will:  (1) invest only in  companies  which are  publicly  traded;  (2) focus on companies that show, in our opinion,  evidence of pursuing fair labor practices;
(3) focus on  companies  that have not been  subject  to  penalties  or  tariffs imposed by applicable U.S. Government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence
of  pursuing  fair  labor   practices   would  include  whether  a  company  has
demonstrated  patterns of  non-compliance  with  applicable  labor or health and safety laws. The qualitative labor  sensitivity  factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally  intend to respond to short-term  market  fluctuations  or to acquire securities for the purpose of short-term  trading;  however, we may take advantage of short-term  opportunities  that are consistent with the Portfolio's investment  objective.  It is anticipated  that the annual  turnover rate of the
Portfolio, under normal circumstances, will generally not exceed 100%.

Currency  considerations  carry a special risk for a portfolio of  international securities,  and we use a purchasing power parity approach to evaluate  currency risk. In this regard,  the Portfolio may actively  carry on hedging  activities, and may invest in forward foreign currency exchange  contracts to hedge currency risks  associated  with the purchase of individual  securities  denominated in a particular currency.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio's  share prices and yields will fluctuate in response to movements in stock  prices and currency  exchange  rates.  Investments  in  securities  of
non-U.S.  issuers are generally  denominated  in foreign  currencies and involve certain risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability,  foreign economic conditions,  or inadequate  regulatory  and accounting  standards.  In addition, there is the  possibility of  expropriation,  nationalization,  or  confiscatory taxation,  taxation of income earned in foreign nations,  or other taxes imposed with  respect to  investments  in foreign  nations.  The  Portfolio  also may be adversely  affected by changes in currency rates,  which may reduce or eliminate any gains produced by investment,  exchange control  regulations,  and may incur costs in connection with conversions between  currencies.  If, and to the extent that, we invest in forward foreign currency  contracts or use other  investments to hedge against  currency  risks,  the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in  securities  of  companies  in emerging  markets,  those  investments present  a  greater  degree  of risk  than  tends  to be the  case  for  foreign investments in Western Europe and other  developed  markets.  To the extent that the Portfolio invests in fixed income securities,  the value of those securities may be adversely  affected by changes in U.S. or foreign interest rates, as well as changes in currency  exchange rates. To the extent that the Portfolio holds a large portion of its assets in cash or short-term  debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Labor Select  International  Equity Portfolio.  We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past 10 calendar  years,  as well as average  annual  returns for the one-,  five-,  and
10-year periods - with average annual returns compared to the performance of the
Morgan Stanley Capital  International  EAFE(R)(MSCI  EAFE) Index.  The MSCI EAFE
Index is a free float-adjusted  market  capitalization index that is designed to measure  developed  market equity  performance in  approximately 21 exchanges in
Europe,  Australasia,  and the Far East (excluding the U.S. & Canada). The Index returns below do not take into effect any foreign  withholding tax. The Index is unmanaged and does not include the actual costs of buying,  selling, and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During  some of the periods shown,  Mondrian  Investment  Partnership  Limited  (formerly,  Delaware
International  Advisers  Ltd.)  (Mondrian) or the Manager,  as  applicable,  has voluntarily  waived  fees and paid  expenses of The Labor  Select  International
Equity  Portfolio.  Returns  would be lower  without  the  voluntary  waiver and payment.

Year-by-year total return (The Labor Select International Equity Portfolio)

            1998                         11.90%
            1999                         10.56%
            2000                          3.99%
            2001                        -10.73%
            2002                         -6.40%
            2003                         40.42%
            2004                         20.47%
            2005                         12.41%
            2006                         30.27%
            2007

During the periods illustrated in this bar chart, The Labor Select International
Equity  Portfolio's  highest  quarterly  return was 22.54% for the quarter ended
June 30, 2003 and its lowest  quarterly return was -18.02% for the quarter ended
September 30, 2002.

               Average annual returns for periods ending 12/31/07

---------------------------------------------------------------------------------------------
The Labor Select International               1 year           5 years           10 years
Equity Portfolio

--------------------------------------------------------- -------------- --------------------
Return before taxes                          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%
and sale of Portfolio shares

--------------------------------------------------------- -------------- --------------------
Morgan Stanley Capital International
EAFE Index
(reflects no deduction for fees,             xx.xx%           xx.xx%            xx.xx%
expenses or taxes)
--------------------------------------------------------- -------------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Labor Select International Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual  Portfolio   operating  expenses  are  deducted  from  The  Labor  Select
International Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- --------------------
1 year          $xxx

--------------- --------------------
3 years         $xxx
--------------- --------------------
5 years         $xxx

--------------- --------------------
10 years        $x,xxx
--------------- --------------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.96% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.96%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Emerging Markets Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio's investment objective?

     The  Emerging  Markets  Portfolio  seeks  long-term  capital  appreciation.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The  Emerging  Markets
Portfolio is an international  fund. The Portfolio  generally  invests in equity securities  of companies  organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging  countries.  Equity securities  include,  but are not limited to, common stocks,  preferred  stocks, convertible securities, certain non-traditional equity securities, and warrants.
To the extent that this Portfolio invests in convertible debt securities,  those securities will be purchased on the basis of their equity  characteristics,  and ratings of those  securities,  if any, will not be an important  factor in their selection. The Portfolio is considered  "non-diversified" as defined in the 1940
Act,  which  means  that it can  invest in a smaller  number of  issuers  than a diversified mutual fund.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets  in  investments  of  emerging  market  issuers  (the  80%  Policy).  The
Portfolio's 80% Policy may be changed  without  shareholder  approval.  However, shareholders  will be given  notice at least 60 days  prior to any such  change.
Under normal circumstances,  the Portfolio will invest at least 40% of its total assets in non-U.S. securities. This policy is in addition to the 80% policy.

The  Portfolio  considers  an  "emerging  country"  to be any  country  that  is
generally   recognized  to  be  an  emerging  or   developing   country  by  the
international   financial   community,   including   the  World   Bank  and  the
International  Finance Corporation,  as well as countries that are classified by the United Nations as developing.  In addition,  any country that is included in the  International  Finance  Corporation  Free Index or Morgan  Stanley  Capital
International  Emerging  Markets  Index will be  considered  to be an  "emerging country." There are more than 130 countries that are generally  considered to be emerging or  developing  countries  by the  international  financial  community, approximately  40 of which currently have stock markets.  Almost every nation in the world is included  within  this group of  developing  or emerging  countries except the United States,  Canada,  Japan,  Australia,  New Zealand, and nations located in Western Europe.

The Portfolio will focus its  investments in those emerging  countries  where we consider  the  economies  to be  developing  strongly  and where the markets are becoming  more  sophisticated.  Currently,  investing  in  many  other  emerging countries  is not  feasible,  or  may,  in  our  opinion,  involve  unacceptable political  risks.  We believe that investment  opportunities  may result from an evolving long-term international trend favoring more market-oriented  economies, a trend  that may  particularly  benefit  certain  countries  having  developing markets.  This trend may be  facilitated  by local or  international  political, economic,  or financial  developments  that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth trends,  inflation rates,  and trade  balances),  regulatory and currency
controls,   accounting  standards,  and  political  and  social  conditions.  We currently  anticipate  that the countries in which the Portfolio may invest will include, among others, Argentina,  Brazil, Chile, China, Colombia,  Croatia, the
Czech Republic,  Egypt, Estonia,  Ghana, Hong Kong, Hungary,  India,  Indonesia,
Israel, Jordan,  Kazakhstan,  Kenya, Korea, Malaysia, Mexico, Morocco, Pakistan,
Panama, Peru, the Philippines,  Poland, Romania, Russia, Slovenia, South Africa,
South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Ukraine,  Venezuela,  Vietnam,
and  Zimbabwe.  As markets in other  emerging  countries  develop,  we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive  list, we consider an emerging  country equity security to be one that is issued by a company that  exhibits one or more of the following characteristics:  (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market,  alone or on a consolidated  basis,  the company  derives 50% or more of its annual  revenues from  either  goods  produced,  sales made or  services  performed  in  emerging countries;  or (3) it is organized under the laws of, and has a principal office in,  an  emerging  country.  We will  determine  eligibility  based on  publicly available information and inquiries made of the companies.

Up to 35% of the  Portfolio's  net assets  may be  invested  in debt  securities issued by emerging country companies,  and foreign governments,  their agencies, instrumentalities,  or political  subdivisions,  all of which may be high yield, high-risk fixed income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated,  considered to be of equivalent quality.  The Portfolio may also invest  in Brady  Bonds and zero  coupon  bonds.  The  Portfolio  may  invest in securities issued in any currency and may hold foreign  currency.  Securities of issuers  within a given  country may be  denominated  in the currency of another country or in  multinational  currency units,  including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency  considerations  carry a special risk for a portfolio of  international securities. We use a purchasing power parity approach to evaluate currency risk.
In this regard, the Portfolio may actively carry on hedging activities,  and may invest in forward foreign  currency  exchange  contracts to hedge currency risks
associated  with  the  purchase  of  individual  securities   denominated  in  a
particular currency.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio  primarily  will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally  denominated  in foreign  currencies  and  involve  certain  risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political  instability,  foreign economic  conditions,  or inadequate  regulatory  and  accounting  standards.  In  addition,  there is the
possibility  of  expropriation,   nationalization,   or  confiscatory  taxation,
taxation  of income  earned in foreign  nations,  or other  taxes  imposed  with respect to  investments  in foreign  nations.  The  Portfolio  may be  adversely affected by changes in currency rates,  exchange  control  regulations,  and may incur costs in connection with conversions  between  currencies.  If, and to the extent  that,  we invest in  forward  foreign  currency  contracts  or use other investments to hedge against  currency  risks,  the Portfolio will be subject to the special risks associated with those activities. In addition,  investments in securities  of companies in emerging  markets  present a greater  degree of risk than tends to be the case for foreign  investments  in Western  Europe and other developed markets.

Because  the  Portfolio  is  non-diversified,  adverse  effects  on  any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject  the  Portfolio  to  greater  risks and  volatility  than a  diversified portfolio.  To the extent that the Portfolio invests in fixed income securities, the value of these  securities  may be adversely  affected by changes in U.S. or foreign  interest  rates, as well as changes in currency  exchange  rates.  High yield,  high-risk  bonds  (commonly  known as "junk  bonds")  are  riskier  than investment-grade  bonds and have a higher  likelihood  of  default on payment of interest and principal. They also tend to exhibit higher price volatility, which could increase the price volatility of the Portfolio to the extent it invests in these securities.  To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Emerging  Markets  Portfolio.  We show how returns before taxes for The Emerging
Markets  Portfolio  have  varied  over the past 10  calendar  years,  as well as average annual returns for the one-,  five-,  and 10-year periods - with average annual  returns  compared  to the  performance  of the  Morgan  Stanley  Capital
International  (MSCI) Emerging Markets IndexSM.  The MSCI Emerging Markets Index
is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is currently comprised of 27 emerging market  countries.  The Index is unmanaged and does not include  the actual  costs of  buying,  selling,  and  holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate  how it will perform in the future.  During some of the periods  shown,
Mondrian or the Manager,  as applicable,  has  voluntarily  waived fees and paid expenses of The Emerging Markets  Portfolio.  Returns would be lower without the voluntary  waiver and payment.  Additionally,  reimbursement  fees applicable to purchases  and  redemptions  of shares of the Portfolio are not reflected in the bar chart and table.  If these fees were  reflected,  your return  would be less than that shown.

Year-by-year total return (The Emerging Markets Portfolio)

       1998               -34.88%
       1999                62.01%
       2000               -23.33%
       2001                 6.06%
       2002                 4.99%
       2003                69.07%
       2004                35.21%
       2005                27.41%
       2006                26.70%
       2007

During  the  periods  illustrated  in  this  bar  chart,  The  Emerging  Markets
Portfolio's  highest  quarterly return was 26.76% for the quarter ended December
31, 1999 and its lowest  quarterly return was -24.26% for the quarter ended June
30, 1998.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- ------------------- ------------------
The Emerging Markets Portfolio               1 year           5 years           10-Years

--------------------------------------------------------- ------------------- ------------------
Return before taxes                          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- ------------------- ------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- ------------------- ------------------
Return after taxes on distributions          xx.xx%           xx.xx%            xx.xx%
and sale of Portfolio shares
--------------------------------------------------------- ------------------- ------------------
Morgan Stanley Capital International
Emerging Markets Index
(reflects no deduction for fees,             xx.xx%           xx.xx%            xx.xx%
expenses or taxes)
--------------------------------------------------------- ------------------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Emerging Markets Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees(1)                         0.55%

 ------------------------------------------------------ ----------
 Redemption reimbursement fees(1)                       0.55%

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses  are deducted  from The Emerging  Markets
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(2)                            1.00%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses(2)                     x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
The  Portfolio's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This  example  assumes  that you  redeem  all of your  shares at the end of each period with  respect to the first  column and that you do not redeem your shares at the end of each period with respect to the second column.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

--------------- -------------------- ---------------------
                Assumes              Assumes no
                redemption(4)        redemption(4)

--------------- -------------------- ---------------------
1 year          $xxx                 $xxx

--------------- -------------------- ---------------------
3 years         $xxx                 $xxx

--------------- -------------------- ---------------------
5 years         $xxx                 $xxx

--------------- -------------------- ---------------------
10 years        $x,xxx               $x,xxx

--------------- -------------------- ---------------------

(1)  The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio.  These fees are designed to reflect an  approximation of the brokerage and other  transaction costs associated with the investment of an
     investor's   purchase   amount  or  the   disposition  of  assets  to  meet
     redemptions,  and  to  limit  the  extent  to  which  the  Portfolio  (and, indirectly,  the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets
     Portfolio may be permitted to utilize  alternative  purchase and redemption
     methods   designed  to  accomplish   the  same   economic   effect  as  the
     reimbursement fees.

(2)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 1.55% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         x.xx%

------------------------------------------------------- -------------

(3)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 2.

(4)  The examples  assume the purchase and  redemption  reimbursement  fees,  as applicable, described in footnote 1.

Profile: The Global Real Estate Securities Portfolio

What are the Portfolio's investment objectives?

     The Global Real Estate  Securities  Portfolio seeks maximum long-term total return through a combination  of current  income and capital  appreciation.
     Although the Portfolio will strive to meet its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by
U.S. and non-U.S.  companies in the real estate and real estate-related  sectors
(the 80%  policy).  The  Portfolio  may  invest in  companies  across all market capitalizations  and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least  40% of its total  assets in  non-U.S.  securities.  This  policy is in addition to the 80% policy.

In managing the  Portfolio,  we strive to invest in companies  that  represent a variety  of  different  sectors  in the real  estate  industry.  As we  consider individual  securities for the Portfolio,  we carefully  evaluate each company's management team, and we generally look for those companies that:

|X|  are attractive on a relative  valuation  basis (both at the real estate and security level);
|X|  have the ability to raise rents;
|X|  demonstrate prudent use of capital for external growth; and
|X|  can create franchise value over the long-term.

The types of securities the Portfolio may invest in include, but are not limited to: common stocks; preferred stocks;  securities convertible into common stocks;
securities having common stock  characteristics,  such as rights and warrants to purchase  common  stocks;  and ADRs,  GDRs,  and EDRs.  To the extent  that this
Portfolio  invests in convertible  debt  securities,  those  securities  will be purchased  on the basis of their  equity  characteristics,  and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment  vehicles which invest primarily in  income-producing  real estate or real estate related loans or interests.  Although the REIT structure  originated in the U.S.,  a number  of  countries  around  the world  have  adopted,  or are considering adopting, similar REIT and REIT-like structures. It is expected that the  Portfolio  will invest a  significant  amount of its portfolio in REITs and
REIT-like  entities,  but the  Portfolio  is not limited to  investing  in these entities as described herein.

The Portfolio may hold cash or invest in short-term  debt  securities  and other money market instruments when we believe such holdings are prudent given current market conditions.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the
Portfolio.

Because we concentrate our investments in the global real estate  industry,  the
Portfolio may be subject to certain risks  associated  with direct  ownership of real estate and with the real estate industry in general (although the Portfolio does not intend on directly  owning real estate).  Its  investments  may tend to fluctuate  more in value than a  portfolio  that  invests in a broader  range of industries.  If the  Portfolio  holds  real  estate  directly,  as a  result  of defaults,  or receives  rental  income from its real  estate  holdings,  its tax status as a regulated investment company could be jeopardized.  The Portfolio is also affected by interest rate changes,  particularly if the companies we invest in use floating rate debt to finance their ongoing operations.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

The Global Real Estate Securities  Portfolio is considered  "non-diversified" as defined in the 1940 Act.  That means the  Portfolio may allocate more of its net assets to investments in single securities than a "diversified" portfolio. Thus, adverse  effects  on an  investment  held by the  Portfolio  may affect a larger portion of  overall  assets  and  subject  the  Portfolio  to greater  risks and volatility.

REITs are subject to substantial  cash flow  dependency,  defaults by borrowers, self-liquidation,  and the risk of failing to qualify for tax-free  pass-through of income under the Code,  and/or to maintain  exemptions  from the 1940 Act. By investing in REITs  indirectly  through the Portfolio,  a shareholder  bears not only  a  proportionate  share  of  the  expenses  of the  Portfolio,  but  also, indirectly, similar expenses of the REITs.

Investments  in securities  of non-U.S.  issuers are  generally  denominated  in foreign  currencies  and involve  certain  risks not typically  associated  with investing in U.S. companies.  Investments in foreign securities may be adversely affected by political  instability,  foreign economic conditions,  or inadequate regulatory and accounting  standards.  In addition,  there is the possibility of expropriation,  nationalization,  or confiscatory  taxation,  taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations.  The Portfolio may be adversely affected by changes in currency rates, which may reduce or eliminate any gains produced by investments, exchange control regulations,  and may incur costs in connection with conversions between currencies.  If, and to the extent that, we invest in options,  futures, forward foreign currency exchange contracts or other derivatives,  the Portfolio will be subject to the special risks  associated  with those  activities.  To the extent that the  Portfolio  holds a large  portion of its assets in cash or  short-term debt obligations, it may be unable to achieve its investment goals.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The  Portfolio's 80% policy  described above may be changed without  shareholder approval. However, shareholders would be given at least 60 days' notice prior to any such change.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

How has The Global Real Estate Securities Portfolio performed?

There is no performance information quoted for The Global Real Estate Securities
Portfolio,  as the  Portfolio  has not yet  completed  a full  calendar  year of investment operations. The Portfolio's inception date was January 10, 2007.

What are The Global Real Estate Securities Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from the Portfolio's assets.

 ----------------------------------------------------- -------------
 Management fees(1)                                           0.99%

 ----------------------------------------------------- -------------
 Distribution and service (12b-1) fees                         None

 ----------------------------------------------------- -------------
 Other expenses                                               0.17%

 ----------------------------------------------------- -------------
 Total annual operating expenses                              x.xx%

 ----------------------------------------------------- -------------
 Fee waivers and payments                                   (x.xx%)

 ----------------------------------------------------- -------------
 Net expenses                                                 x.xx%

 ----------------------------------------------------- -------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
The  Portfolio's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical  5% return we use here.  This example  reflects  the net  operating expenses with expense waivers for the one-year  contractual period and the total operating  expenses without waivers for years two and three.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $xxx

--------------- ---------------

(1)  The  Manager  has  contracted  to waive all or a portion of its  investment advisory fees and/or reimburse expenses from March 1, 2008 through February
     28,  2009  in  order  to  prevent  total  annual  fund  operating  expenses
     (excluding  any 12b-1  plan  expenses,  taxes,  interest,  inverse  floater program expenses,  brokerage fees, certain insurance costs, and non-routine expenses  or costs,  including,  but not  limited  to,  those  relating  to reorganizations,  litigation,  certain  Trustee  retirement  plan expenses,
     conducting   shareholder   meetings,   and   liquidations    [collectively,
     "non-routine  expenses"]) from exceeding,  in an aggregate amount, 1.10% of average daily net assets of the Portfolio.  For purposes of this waiver and reimbursement,  non-routine expenses may also include such additional costs and  expenses  as may be agreed  upon from time to time by the  Portfolio's
     Board and the Manager.  These expense waivers and reimbursements apply only to expenses paid directly by the Portfolio.

Profile: The Intermediate Fixed Income Portfolio

What is the Portfolio's investment objective?

     The  Intermediate  Fixed Income  Portfolio  seeks maximum  long-term  total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests
primarily  in  a  diversified   portfolio  of   investment-grade   fixed  income
obligations,  including  securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (U.S. Government securities), mortgage-backed securities,  asset-backed  securities,  corporate  bonds, and other fixed income securities.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (the 80% Policy).  The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will have a  dollar-weighted  average  effective  maturity of more than three  years,  but less than 10 years.  Short- and  intermediate-term  debt securities  (under 10 years)  form the core of the  Portfolio.  Long-term  bonds
(over 10 years) are purchased  when we believe they will enhance  return without significantly  increasing risk.  Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically,  approximately 50% of the Portfolio's assets will be invested in U.S.
Government securities,  mortgage-backed  securities and asset-backed securities.
All securities  purchased by the Portfolio will have an investment-grade  rating at the time of purchase. Investment-grade fixed income obligations will be those rated BBB or better by S&P or Baa or better by  Moody's or those that we deem to be of  comparable  quality.  To the extent that the rating of a debt  obligation held  by the  Portfolio  falls  below  BBB or  Baa,  the  Portfolio,  as soon as practicable,  will  dispose  of the  security,  unless  such  disposal  would be detrimental to the Portfolio in light of market conditions.

The  Portfolio  may invest up to 20% of its assets in  foreign  securities.  The
Portfolio  intends  to invest  its  foreign  assets  primarily  in fixed  income securities of issuers organized or having a majority of their assets or deriving a majority of their  operating  income in foreign  countries.  These  securities encompass both U.S.  dollar-denominated  securities of foreign issuers issued in the U.S. (such as Yankee bonds) and non-  dollar-denominated  securities  traded outside of the U.S.  Presently,  the  Portfolio  plans on investing  its foreign assets  primarily in the  following  types of foreign  fixed income  securities:
Yankee bonds;  supra-national  entities established or financially  supported by the national  governments of one or more countries to promote  reconstruction or development;  and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio  will be affected by changes in interest rates because the value of fixed income securities held by the Portfolio, particularly those with longer maturities,  will decrease if interest rates rise. Obligations rated BBB and Baa have speculative characteristics.  We also anticipate that the Portfolio will be
affected  by  high  portfolio   turnover  rates,   which  may  adversely  affect
performance by increasing transaction costs and could generate taxes for certain shareholders on realized  investment  gains. The Portfolio also will be affected by  prepayment  risk due to its  holdings of  mortgage-backed  securities.  With prepayment  risks,  when  homeowners  prepay  mortgages  during  periods  of low interest  rates the  Portfolio  may be forced to  re-deploy  its assets in lower yielding securities. To the extent the Portfolio invests in foreign fixed income securities,  the value of those securities may be adversely  affected by changes in U.S.  or foreign  interest  rates,  as well as changes in  currency  exchange rates.  Investments  in foreign  securities  may also be  adversely  affected by political instability, foreign economic conditions, or inadequate regulatory and accounting standards.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Intermediate  Fixed Income  Portfolio.  We show how returns before taxes for The
Intermediate Fixed Income Portfolio have varied over the past 10 calendar years, as well as average annual  returns for the one-,  five-,  and 10-year  periods -
with average annual returns  compared to the  performance of the Lehman Brothers
Intermediate   Government/Credit   Index.   The  Lehman  Brothers   Intermediate
Government/Credit  Index is an index  comprised  of over 2,500  publicly  issued corporate and U.S. Government debt securities rated investment-grade  (Baa3/BBB-
or better)  with at least one year to  maturity  and at least $250  million  par outstanding.  Securities  included in the Index must have a maturity from one up to (but not including) 10 years. The Index is unmanaged and does not include the actual costs of buying,  selling,  and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  During the periods  shown,  the Manager has  voluntarily waived  fees and paid  expenses  of The  Intermediate  Fixed  Income  Portfolio.
Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Intermediate Fixed Income Portfolio)

          1998                     7.07%
          1999                     0.46%
          2000                    10.60%
          2001                     8.48%
          2002                     6.84%
          2003                     5.79%
          2004                     3.90%
          2005                     1.79%
          2006                     4.09%
          2007

During the periods illustrated in this bar chart, The Intermediate  Fixed-Income
Portfolio's  highest  quarterly return was 4.09% for the quarter ended September
30, 2001 and its lowest  quarterly  return was -2.30% for the quarter ended June
30, 2004.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- ----------------- ---------------
The Intermediate Fixed Income Portfolio      1 year           5 years           10 years

--------------------------------------------------------- ----------------- ---------------
Return before taxes                          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- ----------------- ---------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- ----------------- ---------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares
--------------------------------------------------------- ----------------- ----------------
Lehman Brothers Intermediate
 Government/Credit Index
(reflects no deduction for fees,             x.xx%            x.xx%             x.xx%
expenses or taxes)
--------------------------------------------------------- ----------------- ----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Intermediate Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio  operating  expenses are deducted from The  Intermediate  Fixed
Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.40%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.43% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.43%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Core Focus Fixed Income Portfolio

What is the Portfolio's investment objective?

     The Core Focus Fixed Income Portfolio seeks maximum long term total return, consistent  with  reasonable  risk.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment  strategies?  The Portfolio will invest
primarily  in  a  diversified   portfolio  of  investment-grade,   fixed  income
obligations,  including  securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (U.S. Government securities), mortgage-backed securities,  asset-backed  securities,  corporate  bonds, and other fixed income securities.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (the 80% Policy).  The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest  principally in debt obligations  issued or guaranteed by the U.S. Government and by U.S. corporations.  The U.S. Government securities in which the  Portfolio  may invest  include a variety of  securities  which are issued or  guaranteed  as to the payment of  principal  and interest by the U.S.
Government,  and by  various  agencies  or  instrumentalities  which  have  been established or sponsored by the U.S. Government.  The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government,  its agencies,  or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the
Portfolio  may invest are issued by certain  private,  non-government  entities.
Subject to quality  limitations,  the  Portfolio  may also invest in  securities which are backed by assets  such as  receivables  on home equity and credit card loans, automobile,  mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

All securities  purchased by the Portfolio will have an investment-grade  rating at the time of purchase. Investment-grade fixed income obligations will be those rated BBB or better by S&P or Baa or better by  Moody's or those that we deem to be of  comparable  quality.  To the extent that the rating of a debt  obligation held  by the  Portfolio  falls  below  BBB or  Baa,  the  Portfolio,  as soon as practicable,  will  dispose  of the  security,  unless  such  disposal  would be detrimental to the Portfolio in light of market conditions.

The  Portfolio  may invest up to 20% of its assets in  foreign  securities.  The
Portfolio  intends  to invest  its  foreign  assets  primarily  in fixed  income securities of issuers organized or having a majority of their assets or deriving a majority of their operating  income in foreign  countries.  These fixed income securities  include foreign government  securities,  debt obligations of foreign companies,  and securities issued by supra-national  entities. The Portfolio may invest in  securities  issued in any currency  and may hold foreign  currencies.
Presently,  the Portfolio intends to invest its foreign assets primarily in U.S.
dollar-denominated  fixed  income  securities  in a manner  consistent  with the foreign securities weighting in the Portfolio's  benchmark,  the Lehman Brothers
Aggregate Bond Index.

The Portfolio will typically have an average effective maturity of between three to 10 years. Short- and intermediate-term  debt securities (under 10 years) will form the core of the Portfolio. Long-term bonds (over 10 years) may be purchased when we believe they will enhance return without significantly  increasing risk.
Average  effective  maturity may exceed the above range when  opportunities  for enhanced returns exceed risk.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary defensive purposes,  and pending investment,  the Portfolio may hold a
substantial   portion  of  its  assets  in  cash  or  short-term   fixed  income
obligations.  Subject  to  certain  limitations,  the  Portfolio  will  also  be permitted to use various  derivative  instruments,  including  options,  futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps, and index swap agreements.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected by changes in interest rates because the value of fixed income  securities held by the Portfolio,  particularly  those with longer maturities,  will decrease if interest rates rise.  Obligations rated BBB or Baa have speculative characteristics.  We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may increase  transaction costs and could generate taxes for certain  shareholders on realized investment gains.
The Portfolio  will also be affected by  prepayment  risk due to its holdings of
mortgage-backed   securities.  With  prepayment  risk,  when  homeowners  prepay mortgages  during periods of low interest rates,  the Portfolio may be forced to re-deploy its assets in lower yielding  securities.  To the extent the Portfolio invests in foreign fixed income securities, the value of those securities may be adversely  affected by changes in U.S.  or foreign  interest  rates,  as well as changes in currency  exchange  rates.  Investments in foreign  securities may be adversely affected by political  instability,  foreign economic  conditions,  or inadequate regulatory and accounting  standards.  If, and to the extent that, we invest in the  derivative  instruments  described  above,  the Portfolio will be subject to the special risks  associated  with those  activities.  To the extent that the  Portfolio  holds a large  portion of its assets in cash or  short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Core Focus Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Core Focus Fixed Income Portfolio.  We show the return before taxes for The Core
Focus Fixed  Income  Portfolio  for the past three  calendar  years,  as well as average  annual  returns for the one-year  and  lifetime  periods - with average annual returns compared to the performance of the Lehman Brothers Aggregate Bond
Index.  The Lehman Brothers  Aggregate Bond Index is composed of securities from the Lehman Brothers  Government/Corporate Bond Index, Mortgage-Backed Securities
Index,   and  the   Asset-Backed   Securities   Index.   The   Lehman   Brothers
Government/Corporate   Bond   Index  is   composed   of  all   bonds   that  are
investment-grade  (rated Baa or higher by  Moody's  or BBB or higher by S&P,  if unrated by Moody's).  Issues must have at least one year to maturity. The Lehman
Brothers  Mortgage-Backed  Securities  Index  is  composed  of  all  fixed-rate, securitized  mortgage pools by Government National Mortgage  Association (GNMA),
Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage
Corporation  (FHLMC),  including GNMA graduated payment  mortgages.  The minimum principal  amount  required for  inclusion is $50 million.  The Lehman  Brothers
Asset-Backed  Securities Index is composed of credit card, auto, and home equity loans.  Included  in the  Index  are  pass-through,  bullet  (noncallable),  and controlled amortization  structures;  no subordinated tranches are included. All securities  have an average life of at least one year.  The Index's total return consists of price  appreciation/depreciation  plus income as a percentage of the original  investment.  Indices are rebalanced monthly by market  capitalization.
The Index is unmanaged and does not include the actual costs of buying, selling, and holding  securities.  The  Portfolio's  past  performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  During the periods shown, the Manager has voluntarily  waived fees and paid expenses of
The Core Focus  Fixed  Income  Portfolio.  Returns  would be lower  without  the voluntary waiver and payment.

Total return (The Core Focus Fixed Income Portfolio)

         2005                     2.30%
         2006                     4.48%
         2007

During the periods  illustrated  in this bar chart,  The Core Focus Fixed Income
Portfolio's  highest  quarterly return was 3.79% for the quarter ended September
30,  2006 and its lowest  quarterly  return was  -0.89%  for the  quarter  ended
September 30, 2005.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------------
The Core Focus Fixed Income Portfolio        1 year           Lifetime*

--------------------------------------------------------- -------------------
Return before taxes                          x.xx%            x.xx%

--------------------------------------------------------- -------------------
Return after taxes on distributions          x.xx%            x.xx%

--------------------------------------------------------- -------------------
Return after taxes on distributions          x.xx%            x.xx%
and sale of Portfolio shares

--------------------------------------------------------- -------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees,             x.xx%            x.xx%
expenses or taxes)
--------------------------------------------------------- -------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

*    Lifetime  returns are shown because the Portfolio has existed for less than
     10 years.  The Portfolio  commenced  operations on June 30, 2004. The Index reports  returns on a monthly  basis as of the last day of the month.  As a result,  the Index  return  reflects  the return from June 30, 2004 through
     December 31, 2007.

What are The Core Focus Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses  are  deducted  from The Core Focus Fixed
Income Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.40%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.43% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.43%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The High-Yield Bond Portfolio

What is the Portfolio's investment objective?

     The  High-Yield  Bond  Portfolio  seeks high  total  return.  Although  the
     Portfolio  will strive to achieve its goal,  there is no assurance  that it will.

What  are  the  Portfolio's  main  investment  strategies?  The  Portfolio  will primarily  invest its assets at the time of  purchase  in: (1)  corporate  bonds rated BB or lower by S&P or similarly  rated by another  NRSRO;  (2)  securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;
or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities,  we anticipate  investing primarily in corporate bonds. The Portfolio may also invest in income-producing  securities,  including common stocks and preferred stocks, some of which may have convertible  features or attached  warrants and which may be speculative.  The Portfolio may invest up to 10% of its  total  assets in  securities  of  issuers  domiciled  in  foreign countries.  The Portfolio may hold cash or invest in short-term  debt securities and other money  market  instruments  when,  in our opinion,  such  holdings are prudent  given  then  prevailing  market  conditions.  Except  when we believe a temporary  defensive  approach is appropriate,  the Portfolio  normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in high yield, fixed income securities (the 80% Policy).  The Portfolio's
80% Policy may be changed without shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

High  yield,  fixed  income  securities,  or high  yield  bonds,  are  generally considered  to be those rated below BBB by S&P or below Baa by Moody's,  or that may be unrated but  considered to be of comparable  quality.  The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings  categories and in unrated bonds of similar quality.

From time to time,  the Portfolio may acquire zero coupon bonds and, to a lesser extent,  pay-in-kind  (PIK) bonds;  however,  the Portfolio  generally  does not purchase a substantial amount of these securities.

With respect to U.S.  Government  securities,  the  Portfolio may invest only in securities  issued or  guaranteed as to the payment of principal and interest by the U.S. Government,  and those of its agencies or  instrumentalities  which are backed by the full faith and credit of the United States.

We do not normally  intend to respond to short-term  market  fluctuations  or to acquire securities for the purpose of short-term  trading;  however, we may take advantage of short-term  opportunities  that are consistent with the Portfolio's investment objective.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  Investing in so-called  "junk" or "high yield" bonds  entails certain  risks,  including the risk of loss of  principal,  which may be greater than  the  risks  involved  in  investment-grade  bonds,  and  which  should  be considered by investors contemplating an investment in the Portfolio. Such bonds are  sometimes  issued by companies  whose  earnings at the time of issuance are less than the projected debt service on the junk bonds.

The market values of fixed income securities  generally fall when interest rates rise. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market  developments  to a greater  extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates.  These lower rated or unrated  securities  generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated  securities.  Unrated bonds may be more  speculative  in nature than rated  bonds.  We will  attempt  to reduce  such  risks  through  portfolio diversification,  credit  analysis,  and  attention  to trends  in the  economy, industries, and financial markets.

If, as a result of  volatility  in the high yield market or other  factors,  the
Portfolio experiences  substantial net redemptions of the Portfolio's shares for a sustained  period of time,  the Portfolio  may be required to sell  securities without  regard to the  investment  merits of the  securities to be sold. If the
Portfolio  sells a substantial  number of  securities  to generate  proceeds for redemptions,  the asset base of the Portfolio will decrease and the  Portfolio's expense ratio may increase.

Furthermore,  the  secondary  market  for high  yield  securities  is  currently dominated  by  institutional  investors,  including  mutual  funds  and  certain financial  institutions.  There is generally  no  established  retail  secondary market for high yield  securities.  As a result,  the secondary  market for high yield securities is more limited and less liquid than other secondary securities markets.  The  high  yield  secondary  market  is  particularly  susceptible  to liquidity  problems when the  institutions  which dominate it temporarily  cease buying  bonds  for  regulatory,  financial,  or  other  reasons.  A less  liquid secondary  market may have an adverse effect on the Portfolio's  ability to sell particular bonds, when necessary,  to meet the Portfolio's liquidity needs or in response  to a  specific  economic  event,  such  as  the  deterioration  in the creditworthiness  of the issuer.  In addition,  a less liquid  secondary  market makes it more  difficult for the Portfolio to obtain  precise  valuations of the high yield securities in its portfolio.  During periods involving such liquidity problems, judgment plays a greater role in valuing high yield securities than is normally  the case.  The  secondary  market  for high yield  securities  is also generally  considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The
Portfolio's privately placed high yield securities are particularly  susceptible to the liquidity and valuation risks outlined above.

To the extent that the Portfolio  holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

The  value of your  investment  in the  Portfolio  will  increase  and  decrease according to changes in the value of the Portfolio's investments.  The Portfolio will be affected by changes in bond prices.  Zero coupon bonds and PIK bonds are considered to be more  interest-sensitive  than income bearing bonds, to be more speculative  than  interest-bearing  bonds, and to have certain tax consequences which could,  under  certain  circumstances,  be adverse to the  Portfolio.  The
Portfolio's investments in securities issued by non-U.S. companies are generally denominated  in foreign  currencies  and  involve  certain  risks not  typically associated with investing in bonds issued by U.S. companies.  We also anticipate that the Portfolio will be affected by high portfolio  turnover rates, which may increase  transaction costs and could generate taxes for certain shareholders on realized investment gains.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
High-Yield Bond  Portfolio.  We show how returns before taxes for The High-Yield
Bond Portfolio have varied over the past 10 calendar  years,  as well as average annual returns for the one-,  five-,  and 10-year  periods - with average annual returns  compared to the performance of the Bear Stearns  High-Yield  Index. The
Bear Stearns  High-Yield  Index  includes  fixed income,  non-convertible,  U.S.
dollar-denominated securities rated both BB+ or lower by S&P and Ba1 or lower by
Moody's,  with an  outstanding  par value of not less than $100 million and more than  one year to their  maturity  date.  The  Index is  unmanaged  and does not include  the actual  costs of  buying,  selling,  and  holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate  how it will  perform in the  future.  During the  periods  shown,  the
Manager has  voluntarily  waived fees and paid expenses of The  High-Yield  Bond
Portfolio. Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The High-Yield Bond Portfolio)

       1998               1.75%
       1999               4.20%
       2000              -4.68%
       2001              -1.01%
       2002               1.93%
       2003              31.80%
       2004              17.37%
       2005               2.97%
       2006              12.43%
       2007

During  the  periods   illustrated  in  this  bar  chart,  The  High-Yield  Bond
Portfolio's  highest  quarterly return was 12.15% for the quarter ended June 30,
2003 and its lowest  quarterly  return was -5.94% for the quarter ended June 30,
2001.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------- --------------------
The High-Yield Bond Portfolio                1 year           5 years           10 years

--------------------------------------------------------- -------------- --------------------
Return before taxes                          xx.xx%           xx.xx%            xx.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          x.xx%             x.xx%             x.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions           x.xx%            x.xx%             x.xx%
and sale of Portfolio shares
--------------------------------------------------------- -------------- --------------------
Bear Stearns High-Yield Index
(reflects no deduction for fees,             xx.xx%           xx.xx%            xx.xx%
expenses, or taxes)
--------------------------------------------------------- -------------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The High-Yield Bond Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are  deducted  from The  High-Yield  Bond
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.45%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xxx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $x,xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.59% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.59%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Core Plus Fixed Income Portfolio

What is the Portfolio's investment objective?

     The Core Plus Fixed Income Portfolio seeks maximum  long-term total return, consistent  with  reasonable  risk.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio allocates its investments  principally  among the following  three sectors of the fixed income securities markets:  the U.S.  Investment-Grade  Sector, U.S. High Yield Sector,
and International Sector. Under normal circumstances,  the Portfolio will invest at least 80% of its net assets in fixed income securities (the 80% Policy).  The
Portfolio's 80% Policy may be changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any such change.

We will  determine  how much of the  Portfolio  to allocate to each of the three sectors,  based on our  evaluation  of economic  and market  conditions  and our assessment of the returns and potential  for  appreciation  that can be achieved from investments in each of the three sectors.  We will periodically  reallocate the Portfolio's  assets,  as deemed  necessary.  The relative  proportion of the
Portfolio's assets to be allocated among sectors is described below.

o    U.S.  Investment-Grade  Sector Under normal circumstances,  between 50% and
     90%  of  the  Portfolio's  total  assets  will  be  invested  in  the  U.S.
     Investment-Grade  Sector.  In managing the Portfolio's  assets allocated to the  U.S.  Investment-Grade  Sector,  we will  invest  principally  in debt obligations issued or guaranteed by the U.S. Government,  its agencies,  or instrumentalities and by U.S. corporations.  The corporate debt obligations in which the Portfolio may invest include  bonds,  notes,  debentures,  and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest  include a variety of securities  which are issued or  guaranteed  as to the  payment of  principal  and  interest by the U.S.
     Government,  and by various agencies or  instrumentalities  which have been established or sponsored by the U.S. Government.

     The U.S.  Investment-Grade  Sector of the  Portfolio's  assets  may also be invested in  mortgage-backed  securities  issued or  guaranteed by the U.S.
     Government,  its agencies,  or instrumentalities or by government sponsored corporations.  Other mortgage-backed  securities in which the Portfolio may invest are issued by certain private,  non-government entities.  Subject to the quality limitations,  the Portfolio may also invest in securities which are backed by assets  such as  receivables  on home  equity and credit card loans,  automobile,  mobile  home,  recreational  vehicle and other  loans, wholesale dealer floor plans, and leases.

     Securities  purchased by the Portfolio  within this sector will be rated in one of the four highest  rating  categories  or will be unrated  securities that we determine are of comparable quality.  See Appendix A for additional rating information.

o    U.S.  High Yield Sector Under normal  circumstances,  between 5% and 30% of the  Portfolio's  total  assets will be  allocated  to the U.S.  High Yield
     Sector.  We will invest the  Portfolio's  assets that are  allocated to the
     U.S. High Yield Sector primarily in those  securities  having a liberal and
     consistent   yield  and  those   tending  to  reduce  the  risk  of  market
     fluctuations.   The  Portfolio  may  invest  in  domestic   corporate  debt
     obligations, including, notes, which may be convertible or non-convertible, commercial  paper,  units consisting of bonds with stock or warrants to buy stock attached, debentures,  convertible debentures, zero coupon bonds, and
     PIK securities.

     The Portfolio will invest in both rated and unrated bonds.  The rated bonds that the Portfolio  may purchase in this sector will  generally be rated BB or lower by S&P or Fitch,  Ba or lower by Moody's,  or  similarly  rated by another NRSRO.

o    International Sector The Portfolio may invest up to 20% of its total assets in the International  Sector. The International Sector invests primarily in fixed income  securities of issuers organized or having a majority of their assets  or  deriving  a  majority  of their  operating  income  in  foreign
     countries.   These  fixed  income  securities  include  foreign  government securities, debt obligations of foreign companies, and securities issued by supra-national  entities. A supra-national  entity is an entity established or  financially  supported  by the  national  governments  of  one or  more
     countries   to  promote   reconstruction   or   development.   Examples  of
     supra-national  entities include,  among others, the International Bank for
     Reconstruction and Development (more commonly known as the World Bank), the
     European   Economic   Community,   the  European   Investment   Bank,   the
     Inter-American Development Bank, and the Asian Development Bank.

     The Portfolio may invest in securities  issued in any currency and may hold foreign  currencies.  Securities  of issuers  within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time,  purchase or
     sell  foreign   currencies   and/or  engage  in  forward  foreign  currency
     transactions in order to expedite settlement of Portfolio  transactions and to minimize currency value fluctuations.  Currency  considerations  carry a special  risk  for  the  Portfolio  to  the  extent  that  it  allocates  a significant portion of its assets to foreign securities.

     The Portfolio will invest in both rated and unrated foreign securities.  It may purchase  securities of issuers in any foreign  country,  developed and underdeveloped. These investments may include direct obligations of issuers located in emerging-markets  countries and so-called Brady Bonds.  However, investments in emerging markets, Brady Bonds and in foreign securities that are  rated  below  investment-grade  (e.g.  lower  than BBB by S&P),  or if unrated,  judged to be of comparable  quality,  will, in the aggregate,  be limited to no more than 5% of the Portfolio's total assets.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary defensive purposes,  and pending investment,  the Portfolio may hold a
substantial   portion  of  its  assets  in  cash  or  short-term   fixed  income
obligations.  The  Portfolio  may also use a wide range of hedging  instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected by changes in bond prices and interest rates. The market value of fixed income  securities  generally  falls when  interest  rates rise.

Investments  in high yield,  high-risk  or "junk" bonds  entail  certain  risks, including  the risk of loss of  principal,  which may be greater  than the risks presented by investment-grade  bonds and which should be considered by investors contemplating  an investment in the Portfolio.  Among these risks are those that result from the absence of a liquid  secondary  market and the  dominance in the market of  institutional  investors.  Unrated bonds may be more  speculative  in nature than rated bonds.

We also  anticipate  that  the  Portfolio  will be  affected  by high  portfolio turnover rates,  which may increase  transaction  costs and could generate taxes for certain  investors on realized  investment gains. The Portfolio will also be affected by prepayment risk due to its holdings of  mortgage-backed  securities.
With prepayment  risk, when homeowners  prepay  mortgages  during periods of low interest  rates,  the  Portfolio  may be forced to re-deploy its assets in lower yielding  securities.  To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

The  Portfolio's  investments  in  securities  issued by non-U.S.  companies are generally  denominated  in foreign  currencies  and  involve  certain  risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions and inadequate regulatory and accounting standards.  To the extent that the Portfolio invests in foreign fixed income  securities,  the value of these securities may be adversely  affected by changes  in U.S.  or foreign  interest  rates,  as well as  changes in  currency exchange  rates.  Investments  in emerging  markets are subject to greater risks than  investments in more developed  countries,  including risks of political or economic instability,  expropriation,  adverse changes in tax laws, and currency controls.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Core Plus Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Core Plus Fixed Income Portfolio.  We show how returns before taxes for The Core
Plus Fixed Income  Portfolio have varied over the past five calendar  years,  as well as average annual returns for the one-year, five-years and lifetime periods
- with average annual returns compared to the performance of the Lehman Brothers
Aggregate Bond Index.  The Lehman  Brothers  Aggregate Bond Index is composed of
securities   from  the  Lehman   Brothers   Government/Corporate   Bond   Index,
Mortgage-Backed  Securities  Index, and the Asset-Backed  Securities  Index. The
Lehman  Brothers  Government/Corporate  Bond Index is composed of all bonds that are investment-grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's).  Issues must have at least one year to maturity. The Lehman
Brothers  Mortgage-Backed  Securities  Index  is  composed  of  all  fixed-rate, securitized  mortgage  pools  by  GNMA,  FNMA,  and the  FHLMC,  including  GNMA graduated payment mortgages. The minimum principal amount required for inclusion is $50 million. The Lehman Brothers Asset-Backed Securities Index is composed of
credit  card,   auto,  and  home  equity  loans.   Included  in  the  Index  are
pass-through,  bullet (noncallable),  and controlled amortization structures; no subordinated  tranches are included.  All securities  have an average life of at
least   one   year.    The   Index's    total    return    consists   of   price
appreciation/depreciation   plus  income  as  a   percentage   of  the  original
investment. Indices are rebalanced monthly by market capitalization.  The Lehman
Brothers U.S.  Aggregate Bond Index is unmanaged and does not include the actual
costs  of  buying,  selling,  and  holding  securities.   The  Portfolio's  past
performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  During the periods  shown,  the Manager has  voluntarily waived fees and paid expenses of The Core Plus Fixed Income  Portfolio.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Core Plus Fixed Income Portfolio)

         2003                     8.44%
         2004                     6.15%
         2005                     2.52%
         2006                     5.92%
         2007

During the periods  illustrated  in this bar chart,  The Core Plus Fixed  Income
Portfolio's  highest  quarterly  return was 4.33% for the quarter ended June 30,
2003 and its lowest  quarterly  return was -2.54% for the quarter ended June 30,
2004.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------- -----------------
The Core Plus Fixed Income Portfolio         1 year           5 years           Lifetime*

--------------------------------------------------------- -------------- -----------------
Return before taxes                          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- -----------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- -----------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares

--------------------------------------------------------- --------------- ---------------
Lehman Brothers U.S. Aggregate
Bond Index (reflects no deduction for fees,  x.xx%            x.xx%             x.xx%
expenses or taxes)
--------------------------------------------------------- --------------- ---------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

*    Lifetime  returns are shown because the Portfolio has existed for less than
     10 years.  The Portfolio  commenced  operations on June 28, 2002. The Index reports  returns on a monthly  basis as of the last day of the month.  As a result,  the Index  return  reflects  the return from June 30, 2002 through
     December 31, 2007.

What are The Core Plus Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Core Plus Fixed Income
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.43%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.45% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.45%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The Global Fixed Income Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio's investment objective?

     The Global Fixed Income Portfolio seeks current income  consistent with the preservation  of principal.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in fixed income  securities  that may also provide the  potential  for capital  appreciation.  The  Portfolio  is a global fund that invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign  currency.  Securities  of issuers  within a given
country  may  be  denominated   in  the  currency  of  another   country  or  in
multinational  currency  units such as the Euro.  The  Portfolio  is  considered
"non-diversified"  as defined in the 1940 Act, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (the 80% Policy).  The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.  Under  normal  circumstances, the  Portfolio  will  invest  at  least  40% of its  total  assets  in  non-U.S.
securities. This policy is in addition to the 80% policy.

Our approach in selecting  investments  for the Portfolio is oriented to country selection and is value driven.  In selecting  fixed income  instruments  for the
Portfolio,  we identify  those  countries'  fixed income markets that we believe will  provide the United  States  domiciled  investor  the highest  yield over a market cycle while also offering the  opportunity  for capital gain and currency appreciation.  We conduct extensive  fundamental research on a global basis, and it is through this effort that attractive  fixed income markets are selected for investment.  The core of the  fundamental  research  effort is a value  oriented
discounted  income  stream   methodology  that  isolates  value  across  country
boundaries.  This approach focuses on future coupon and redemption  payments and discounts  the value of those  payments back to what they would be worth if they were  to be  paid  today.  Comparisons  of  the  values  of  different  possible investments are then made.

Our  management  approach  is  long-term  in  orientation,  and it is  therefore expected that the annual  turnover of the  portfolio  will not exceed 200% under
normal   circumstances.   The  turnover  rate  may  also  be  affected  by  cash
requirements from redemptions of the Portfolio's shares.

The  Portfolio  will  attempt to achieve its  objective  by investing in a broad range of fixed income securities, including debt obligations of foreign and U.S.
companies that are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable  quality,  as well as foreign and U.S. Government securities with the limitations  noted below.  The Portfolio may invest up to 5%
of its assets in fixed income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five- to 10-year range. If, however, we anticipate a declining interest rate environment,  the average  weighted  maturity  may be extended  beyond 10 years.
Conversely,  if we anticipate a rising rate  environment,  the average  weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds,  and in the debt  securities of supranational entities denominated in any currency. A supranational entity is an entity  established or financially  supported by the national  governments of one or more  countries to promote  reconstruction  or  development.  Examples of supranational  entities  include,  among  others,  the  International  Bank  for
Reconstruction  and  Development  (more commonly  known as the World Bank),  the
European Economic  Community,  the European  Investment Bank, the Inter-American
Development  Bank, and the Asian  Development  Bank. For increased  safety,  the
Portfolio  currently  anticipates  that a large percentage of its assets will be invested  in U.S.  Government  securities,  foreign  government  securities  and securities of supranational entities.

With respect to U.S.  Government  securities,  the  Portfolio may invest only in securities  issued or  guaranteed as to the payment of principal and interest by the U.S. Government,  and those of its agencies or  instrumentalities  which are backed by the full  faith and  credit of the United  States.  These  obligations differ  mainly in interest  rates,  maturities  and dates of  issuance.  When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its  assets in such U.S.  Government  securities  and  certain  other short-term instruments.

With  respect to  securities  issued by  foreign  governments,  their  agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such  securities  if they  have  been  rated AAA or AA by S&P or Aaa or Aa by
Moody's or, if unrated,  have been  determined to be of comparable  quality.  As noted  above,  the  Portfolio  may  invest  up  to  5%  of  its  assets  in  non investment-grade fixed income securities.  These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored ADRs or European Depositary Receipts
(EDRs).  While the Portfolio  may purchase  securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in  which  the  Portfolio  may  invest  will  include,  but not be  limited  to,
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland,
Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal,
Spain,  Sweden,  Switzerland,  and the United  Kingdom.  With respect to certain countries,  investments  by an  investment  company  may  only be  made  through investments  in closed-end  investment  companies that in turn are authorized to invest in the securities of issuers in such countries.

Currency  considerations  carry a special risk for a portfolio of  international securities. We use a purchasing power parity approach to evaluate currency risk.
In this regard, the Portfolio may actively carry on hedging activities,  and may invest in forward foreign  currency  exchange  contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The  Portfolio  will be affected  by changes in bond  prices,  U.S.  and foreign interest  rates and  currency  exchange  rates.  Investments  in  securities  of
non-U.S.  issuers are generally  denominated  in foreign  currencies and involve certain risks not typically  associated with investing in U.S. issuers.  Foreign securities may be adversely affected by political instability,  foreign economic conditions,  or inadequate  regulatory  and accounting  standards.  In addition, there is the  possibility of  expropriation,  nationalization,  or  confiscatory taxation,  taxation of income earned in foreign nations,  or other taxes imposed with  respect to  investments  in foreign  nations.  The  Portfolio  also may be affected by changes in currency  rates,  which may reduce or eliminate any gains produced by investment,  and exchange control regulations and may incur costs in connection  with  conversions  between  currencies.  To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater  degree of risk than tends to be the case for  investments  in Western
Europe and other  developed  markets.  If, and to the extent that,  we invest in forward  foreign  currency  contracts or use other  instruments to hedge against currency  risks,  the Portfolio will be subject to the special risks  associated with those  activities.  Securities  rated below  investment  grade carry higher risks than investment-grade securities, including risks of default on prepayment of interest and principal.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

Because  the  Portfolio  is  non-diversified,  adverse  effects  on  any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject  the  Portfolio  to  greater  risks and  volatility  than a  diversified portfolio.  High portfolio turnover involves correspondingly greater transaction costs and may affect  taxes  payable by the  Portfolio's  shareholders  that are subject to federal  income  taxes.  Zero coupon bonds are  considered to be more interest  rate  sensitive  and  speculative  than income  bearing  bonds and may subject the Portfolio to adverse consequences under certain  circumstances.  Any investment  the Portfolio may make in other  investment  companies is limited in amount by the 1940 Act and would  involve the  indirect  payment of a portion of the expenses,  including advisory fees, of such other investment  companies.  To the extent  that the  Portfolio  holds a large  portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Global Fixed Income  Portfolio.  We show how returns before taxes for The Global
Fixed Income  Portfolio have varied over the past 10 calendar  years, as well as average annual returns for the one-,  five-,  and 10-year periods - with average annual returns  compared to the  performance of the Citigroup  World  Government
Bond Index.  The Citigroup World Government Bond Index is an index of bonds from
21 world government bond markets with maturities of at least one year. The Index is  unmanaged  and does not include  the actual  costs of buying,  selling,  and holding  securities.  The Portfolio's past performance  (before and after taxes)
does not  necessarily  indicate  how it will  perform in the future.  During the periods shown,  Mondrian or the Manager,  as applicable,  has voluntarily waived fees and paid  expenses of The Global Fixed Income  Portfolio.  Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Global Fixed Income Portfolio)

        1998                  8.68%
        1999                 -4.05%
        2000                  2.29%
        2001                 -0.20%
        2002                 26.17%
        2003                 21.14%
        2004                 13.78%
        2005                 -9.07%
        2006                  7.02%
        2007

During the  periods  illustrated  in this bar chart,  The  Global  Fixed  Income
Portfolio's  highest  quarterly return was 13.51% for the quarter ended June 30,
2002 and its lowest  quarterly return was -5.18% for the quarter ended September
30, 2000.

               Average annual returns for periods ending 12/31/07

--------------------------------------------------------- -------------- --------------------
The Global Fixed Income Portfolio            1 year           5 years           10 years

--------------------------------------------------------- -------------- --------------------
Return before taxes                          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- --------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares
--------------------------------------------------------- -------------- --------------------
Citigroup World Government
Bond Index
(reflects no deduction for fees,             x.xx%            x.xx%             x.xx%
expenses or taxes)
--------------------------------------------------------- -------------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Global Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from you investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are deducted from The Global Fixed Income
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.50%

 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ ------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.60% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.60%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

Profile: The International Fixed Income Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio's investment objective?

     The  International  Fixed Income Portfolio seeks current income  consistent with the  preservation of principal.  Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in fixed income  securities  that may also provide the  potential  for capital  appreciation.  The  Portfolio  is an  international  fund that  invests primarily  in issuers  that are  organized,  have a majority of their  assets or derive most of their operating income outside of the United States.  As such, it may invest in securities  issued in any currency and may hold foreign  currency.
Under normal circumstances,  the Portfolio intends to invest in securities which are  denominated  in foreign  currencies.  Securities of issuers  within a given country may be denominated  in the currency of such country,  in the currency of another  country  or in  multinational  currency  units,  such as the Euro.  The
Portfolio will attempt to achieve its objective by investing in a broad range of fixed income  securities,  including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated,  are deemed to be of comparable  quality,  as well as foreign  government  securities  with the limitation noted below. The Portfolio is considered "non-diversified" as defined in the 1940 Act,  which means that it can invest in a smaller  number of issuers than a diversified mutual fund.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (the 80% Policy).  The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.  Under  normal  circumstances, the  Portfolio  will  invest  at  least  40% of its  total  assets  in  non-U.S.
securities. This policy is in addition to the 80% policy.

Our approach in selecting  investments  for the Portfolio is oriented to country selection and is value driven.  In selecting  fixed income  instruments  for the
Portfolio,  we identify  those  countries'  fixed income markets that we believe will  provide the United  States  domiciled  investor  the highest  yield over a market cycle while also offering the  opportunity  for capital gain and currency appreciation.  We conduct extensive  fundamental research on a global basis, and it is through this effort that attractive  fixed income markets are selected for investment.  The core of the  fundamental  research  effort is a value  oriented discounted  income  stream  methodology  which  isolates  value  across  country boundaries.  This approach focuses on future coupon and redemption  payments and discounts  the value of those  payments back to what they would be worth if they were  to be  paid  today.  Comparisons  of  the  values  of  different  possible investments are then made.

The Portfolio may also invest in zero coupon bonds,  and in the debt  securities of supranational entities denominated in any currency. A supranational entity is an entity  established or financially  supported by the national  governments of one or more  countries to promote  reconstruction  or  development.  Examples of supranational  entities  include,  among  others,  the  International  Bank  for
Reconstruction  and  Development  (more commonly  known as the World Bank),  the
European Economic  Community,  the European  Investment Bank, the Inter-American
Development  Bank, and the Asian  Development  Bank. For increased  safety,  the
Portfolio  currently  anticipates  that a large percentage of its assets will be invested  in foreign  government  securities  and  securities  of  supranational entities.

With respect to U.S.  Government  securities,  the  Portfolio may invest only in securities  issued or  guaranteed as to the payment of principal and interest by the U.S. Government,  and those of its agencies or  instrumentalities  which are backed by the full  faith and  credit of the  United  States.  When we believe a temporary  defensive approach is appropriate,  the Portfolio may hold up to 100%
of its assets in such U.S.  Government  securities and certain other  short-term instruments.

With  respect to  securities  issued by  foreign  governments,  their  agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such  securities  if they  have  been  rated AAA or AA by S&P or Aaa or Aa by
Moody's or if unrated,  have been  determined to be of comparable  quality.  The
Portfolio may invest up to 5% of its assets in non investment-grade fixed income securities. These investments may include foreign government securities, some of which may be so-called  Brady Bonds.  The Portfolio may also invest in sponsored or  unsponsored  ADRs or EDRs.  While the Portfolio  may purchase  securities of issuers  in any  foreign  country,  developed  or  developing,  it is  currently anticipated  that the  countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France,
The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy,
Austria, Norway, Sweden, Finland, Luxembourg, Japan, and Australia. With respect to certain  countries,  investments  by an  investment  company may only be made through  investments  in  closed-end  investment  companies  that  in  turn  are authorized to invest in the securities of issuers in such countries.

Currency  considerations  carry a special risk for a portfolio of  international securities. We use a purchasing power parity approach to evaluate currency risk.
In this regard, the Portfolio may actively carry on hedging activities,  and may utilize  a  wide  range  of  hedging  instruments,  including  options,  futures contracts and related options,  and forward foreign currency exchange  contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the  five-  to  10-year  range.  If we  anticipate  a  declining  interest  rate environment,  the average  weighted  maturity  may be extended  beyond 10 years.
Conversely,  if we anticipate a rising rate  environment,  the average  weighted maturity may be shortened to less than five years.

Our  management  approach  is  long-term  in  orientation,  and it is  therefore expected that the annual  turnover of the  portfolio  will not exceed 200% under
normal   circumstances.   The  turnover  rate  may  also  be  affected  by  cash
requirements from redemptions of the Portfolio's shares.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The  Portfolio  will be affected by changes in bond  prices,  currency  exchange rates,  and U.S.  and foreign  interest  rates.  Investments  in  securities  of
non-U.S.  issuers are generally  denominated  in foreign  currencies and involve certain risks not typically  associated with investing in U.S. issuers.  Foreign securities may be adversely affected by political instability,  foreign economic conditions,  or inadequate  regulatory  and accounting  standards.  In addition, there is the  possibility of  expropriation,  nationalization,  or  confiscatory taxation,  taxation of income  earned in foreign  nations or other taxes imposed with  respect to  investments  in foreign  nations.  The  Portfolio  also may be affected by changes in currency  rates,  which may reduce or eliminate any gains produced by investment,  and exchange control regulations and may incur costs in connection  with  conversions  between  currencies.  To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater  degree of risk than tends to be the case for  investments  in Western
Europe and other  developed  markets.  If, and to the extent that,  we invest in options,  futures contracts,  options on futures  contracts,  or forward foreign currency contracts or use other instruments to hedge against currency risks, the
Portfolio will be subject to the special risks associated with those activities.
Securities rated below investment grade carry higher risks than investment-grade securities, including risks of default on prepayment of interest and principal.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

Because  the  Portfolio  is  non-diversified,  adverse  effects  on  any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject  the  Portfolio  to  greater  risks and  volatility  than a  diversified portfolio.  High portfolio turnover involves correspondingly greater transaction costs and may affect  taxes  payable by the  Portfolio's  shareholders  that are subject to federal  income  taxes.  Zero coupon bonds are  considered to be more interest  rate  sensitive  and  speculative  than income  bearing  bonds and may subject the Portfolio to adverse consequences under certain  circumstances.  Any investment  the Portfolio may make in other  investment  companies is limited in amount by the 1940 Act and would  involve the  indirect  payment of a portion of the expenses,  including advisory fees, of such other investment  companies.  To the extent  that the  Portfolio  holds a large  portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
International  Fixed Income Portfolio.  We show how returns before taxes for The
International  Fixed  Income  Portfolio  have  varied  over the past 10 calendar years,  as well as average  annual  returns  for the one-,  five-,  and  10-year periods  - with  average  annual  returns  compared  to the  performance  of the
Citigroup  Non-U.S.  World Government Bond Index. The Citigroup  Non-U.S.  World
Government Bond Index is a market-capitalization  weighted benchmark that tracks the performance of the Government bond markets of Australia,  Austria,  Belgium,
Canada, Denmark,  Finland,  France, Germany,  Greece, Ireland, Italy, Japan, the
Netherlands,  Norway,  Poland,  Portugal,  Spain, Sweden,  Switzerland,  and the
United Kingdom.  The Index is unmanaged and does not include the actual costs of buying,  selling,  and holding  securities.  The  Portfolio's  past  performance
(before and after  taxes) does not  necessarily  indicate how it will perform in the future.  During the periods shown,  Mondrian or the Manager,  as applicable, has voluntarily waived fees and paid expenses of The International  Fixed Income
Portfolio. Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The International Fixed Income Portfolio)

         1998                    9.68%
         1999                   -5.04%
         2000                   -1.61%
         2001                   -1.76%
         2002                   26.66%
         2003                   22.39%
         2004                   14.12%
         2005                  -10.51%
         2006                    6.18%
         2007

During the periods illustrated in this bar chart, The International Fixed Income
Portfolio's  highest  quarterly return was 14.38% for the quarter ended June 30,
2002 and its lowest  quarterly return was -6.91% for the quarter ended September
30, 2000.

               Average annual returns for periods ending 12/31/07

---------------------------------------------------------------------------------- --------
The International Fixed                      1 year           5 years           10 Year
Income Portfolio

--------------------------------------------------------- -------------- ------------------
Return before taxes                          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- ------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%

--------------------------------------------------------- -------------- ------------------
Return after taxes on distributions          x.xx%            x.xx%             x.xx%
and sale of Portfolio shares
--------------------------------------------------------- -------------- ------------------
Citigroup Non-U.S. World Government
Bond Index (reflects no deduction for fees,  x.xx%            x.xx%             x.xx%
 expenses or taxes)
--------------------------------------------------------- -------------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect  during the periods  presented  and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The International Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends

 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none

 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none

 ------------------------------------------------------ ----------
 Exchange fees                                          none

 ------------------------------------------------------ ----------

Annual Portfolio  operating  expenses are deducted from The International  Fixed
Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.50%

 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none

 ------------------------------------------------------ --------------
 Other expenses                                         x.xx%

 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     x.xx%

 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2) The Portfolio's  actual rate of return may be greater or less than the hypothetical  5% return we use here.  This example  assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show.
This is an example only, and does not represent  future  expenses,  which may be greater or less than those shown here.

--------------- ---------------
1 year          $xx

--------------- ---------------
3 years         $xxx

--------------- ---------------
5 years         $xxx

--------------- ---------------
10 years        $xxx

--------------- ---------------

(1)  The  Manager  has  voluntarily  agreed  to waive  all or a  portion  of its investment advisory fees and/or reimburse expenses from March 1, 2008 until such time as the waiver is  discontinued  in order to prevent  total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program  expenses,  brokerage fees,  certain  insurance  costs, and non-routine  expenses  or  costs,  including,  but not  limited  to,  those relating to  reorganizations,  litigation,  certain Trustee retirement plan expenses,  conducting shareholder meetings, and liquidations (collectively,
     "non-routine  expenses")) from exceeding 0.60% of Portfolio's average daily net assets.  These waivers may be discontinued at any time because they are voluntary.  The following table shows operating expenses which are based on the most recently  completed fiscal year and reflects the Manager's current fee waivers and payments.

------------------------------------------------------- -------------
Investment advisory fees                                x.xx%

------------------------------------------------------- -------------
Distribution and service (12b-1) fees                   none

------------------------------------------------------- -------------
Other expenses                                          x.xx%

------------------------------------------------------- -------------
Total annual operating expenses                         0.60%

------------------------------------------------------- -------------

(2)  This  example  does not assume  the  voluntary  expense  cap  described  in footnote 1.

                        ADDITIONAL INVESTMENT INFORMATION

Each  Portfolio's,  except The Labor Select  International  Equity  Portfolio's, investment  objective is  non-fundamental.  This means the Board of Trustees may change a Portfolio's  objective without  obtaining  shareholder  approval.  If a
Portfolio's  objective  were changed,  we would notify  shareholders  before the
change  became  effective.   The  investment   objective  of  The  Labor  Select
International  Equity  Portfolio is  fundamental,  which means that it cannot be changed without shareholder approval.

The following  chart gives a brief  description  of the  securities in which the
Portfolios may invest.

-------------------------------------------------------- --------------------------------------------------------------------
Securities                                               How we use them

-------------------------------------------------------- --------------------------------------------------------------------
Common Stocks: Securities that represent shares of       The Large-Cap Growth Equity, The Large-Cap Value Equity, The
ownership in a corporation. Stockholders participate     Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus
in the corporation's profits proportionate to the        Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real
number of shares they own.                               Estate Investment Trust, The Real Estate Investment Trust II, The
                                                         Select 20, The International Equity, The Labor Select
                                                         International Equity, The Emerging Markets, and The Global Real
                                                         Estate Securities Portfolios focus their investments on common stocks.

-------------------------------------------------------- --------------------------------------------------------------------
Corporate Bonds: Debt obligations issued by a            The Intermediate Fixed Income and The Core Focus Fixed Income
corporation.                                             Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least BBB by S&P or Baa by Moody's), or deemed equivalent. The Global Fixed Income
                                                         Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality.
                                                         The High-Yield Bond Portfolio may invest without limit in high yield corporate bonds, emphasizing securities rated BB or B by an
                                                         NRSRO, and up to 15% of its net assets in defaulted securities.
                                                         The Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S.
                                                         Investment-Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High
                                                         Yield Sector. Up to 35% of The Emerging Markets Portfolio's net
                                                         assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The Small-Cap Growth Equity Portfolio and The
                                                         Focus Smid-Cap Growth Equity Portfolio may invest up to 20% of their net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. Debt securities may be acquired by The Large-Cap Growth Equity and The Select 20
                                                         Portfolios and those securities may be rated below investment grade or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than
                                                         5% of The Large-Cap Growth Equity and The Select 20 Portfolios'
                                                         assets. The International Equity and The Labor Select
                                                         International Equity Portfolios may invest up to 15% of their assets in foreign debt instruments of the top category with respect to foreign governments and in the top two categories with respect to corporate issuers when attractive opportunities are available.

-------------------------------------------------------- --------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or      The Large-Cap Growth Equity, The Large-Cap Value Equity, The
corporate bonds that can be exchanged for a set number   Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus
of shares of common stock at a predetermined price.      Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The
These securities offer higher appreciation potential     International Equity, The Labor Select International Equity, The
than nonconvertible bonds and greater income potential   Emerging Markets Equity, The Core Plus Fixed Income, The Select
than nonconvertible preferred stocks. Enhanced           20, The High-Yield Bond, and The Global Real Estate Securities
convertible preferred stocks that offer various yield,   Portfolios may invest a portion of their assets in convertible
dividend, or other enhancements. Such enhanced           securities in any industry, and The Real Estate Investment Trust
convertible preferred securities include instruments     Portfolios' and The Global Real Estate Securities Portfolio's
like PERCS (Preferred Equity Redemption Cumulation       assets may be invested in convertible securities of issuers in the
Stock), PRIDES (Preferred Redeemable Increased           real estate industry. Convertible securities acquired by The Real
Dividend Equity Securities), and DECS (Dividend          Estate Investment Trust and The High-Yield Bond Portfolios may be
Enhanced Convertible Securities).                        rated below investment grade or unrated. The Real Estate
                                                         Investment Trust, The Emerging Markets, The High-Yield Bond, and
                                                         The Global Real Estate Securities Portfolios may invest in enhanced convertible securities.

-------------------------------------------------------- --------------------------------------------------------------------
Mortgage-Backed Securities: Fixed income securities      The Intermediate Fixed Income, The Core Focus Fixed Income, The
that represent pools of mortgages, with investors        Core Plus Fixed Income, The Global Fixed Income, The Real Estate
receiving principal and interest payments as the         Investment Trust, and The Global Real Estate Securities Portfolios
underlying mortgage loans are paid back. Many are        may invest in mortgage-backed securities issued or guaranteed by
issued and guaranteed against default by the U.S.        the U.S. Government, its agencies, or instrumentalities or by
Government or its agencies or instrumentalities, such    government sponsored corporations. For The Intermediate Fixed
as FHLMC, Fannie Mae, and GNMA. Others are issued by     Income and The Core Focus Fixed Income Portfolios, all securities
private financial institutions, with some fully          will be rated investment grade at the time of purchase.
collateralized by certificates issued or guaranteed by
the government or its agencies or instrumentalities.

-------------------------------------------------------- --------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs) and Real      The Intermediate Fixed Income, The Core Focus Fixed Income, The
Estate Mortgage Investment Conduits (REMICs): CMOs are   Core Plus Fixed Income, The Global Fixed Income, The Real Estate
privately issued mortgage-backed bonds whose             Investment Trust, and The Global Real Estate Securities Portfolios
underlying value is the mortgages that are collected     may invest in CMOs and REMICs. Illiquid stripped mortgage
into different pools according to their maturity. They   securities together with any other illiquid investments will not
are issued by U.S. Government agencies and private       exceed that Portfolio's limit on illiquid securities. In addition,
issuers. REMICs are privately issued mortgage-backed     subject to certain quality and collateral limitations, The
bonds whose underlying value is a fixed pool of          Intermediate Fixed Income, The Core Focus Fixed Income, and The
mortgages secured by an interest in real property.       Core Plus Fixed Income Portfolios may each invest up to 20% of
Like CMOs, REMICs offer different pools according to     their total assets in CMOs and REMICs issued by private entities.
the underlying mortgages' maturity. Certain CMOs and
REMICs may have variable or floating interest rates
and others may be stripped. Stripped mortgage
securities are generally considered illiquid. CMOs and
REMICs issued by private entities - so called
"non-agency mortgage backed securities" - are not
collateralized by securities issued or guaranteed by
the U.S. Government, its agencies, or
instrumentalities.

-------------------------------------------------------- --------------------------------------------------------------------
Asset-Backed Securities: Bonds or notes backed by        The Intermediate Fixed Income, The Core Focus Fixed Income, and
accounts receivable, including home equity,              The Core Plus Fixed Income Portfolios may invest in asset-backed
automobile, or credit loans.                             securities rated in one of the four highest rating categories by an NRSRO.

-------------------------------------------------------- --------------------------------------------------------------------
Real Estate Investment Trusts (REITs): REITs are         The Real Estate Investment Trust Portfolios and The Global Real
pooled investment vehicles which invest primarily in     Estate Securities Portfolio may invest without limitation in
income-producing real estate or real estate related      shares of REITs. The Large-Cap Growth Equity Portfolio may also
loans or interests. REITs are generally classified as    invest in REITs consistent with its investment objectives and
equity REITs, mortgage REITs, or a combination of        policies.
equity and mortgage REITs. Equity REITs invest the
majority of their assets directly in real property and
derive income primarily from the collection of rents.
Equity REITs can also realize capital gains by selling
properties that have appreciated in value. Mortgage
REITs invest the majority of their assets in real
estate mortgages and derive income from the collection
of interest payments.

-------------------------------------------------------- --------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities     Each Portfolio may invest in U.S. Government securities for
are backed by the "full faith and credit" of the         temporary purposes or otherwise, as is consistent with its
United States. Securities issued or guaranteed by        investment objectives and policies.
federal agencies and U.S. Government sponsored
instrumentalities may or may not be backed by the
"full faith and credit" of the United States. In the
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.

-------------------------------------------------------- --------------------------------------------------------------------
Foreign Government Securities: Debt issued by a          Foreign government securities purchased by The Global Fixed Income
government other than the United States or by an         and The International Fixed Income Portfolios will generally be
agency, instrumentality, or political subdivision of     rated in one of the top two rating categories or, if unrated,
such governments.                                        deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in fixed income securities rated, or comparable to securities rated, below BBB. The fixed income securities in which The International Equity, The Labor
                                                         Select International Equity, The Emerging Markets, The High-Yield
                                                         Bond, The Core Focus Fixed Income, The Intermediate Fixed Income,
                                                         and The Core Plus Fixed Income Portfolios may invest include those issued by foreign governments.

-------------------------------------------------------- --------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer,     While each Portfolio is permitted to do so, it normally does not
such as a portfolio, and a seller of securities in       invest in repurchase agreements except to invest cash balances or
which the seller agrees to buy the securities back       for temporary defensive purposes. In order to enter into these
within a specified time at the same price the buyer      repurchase agreements, a Portfolio must have collateral of at
paid for them, plus an amount equal to an agreed upon    least 102% of the repurchase price. Each Portfolio will only enter
interest rate. Repurchase agreements are often viewed    into repurchase agreements in which the collateral is comprised of
as equivalent to cash.                                   U.S. Government securities. Each Portfolio may invest in
                                                         repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of that Portfolio's limit on illiquid securities.

                                                         Except when we believe a temporary defensive approach is
                                                         appropriate, The Global Real Estate Securities Portfolio will not hold more than 5% of its total assets in cash or other short-term investments.  All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of comparable quality, based on our evaluation.

-------------------------------------------------------- --------------------------------------------------------------------
Restricted Securities: Privately placed securities       Each Portfolio may invest in privately placed securities,
whose resale is restricted under securities law,         including those that are eligible for resale only among certain
including securities eligible for resale without         institutional buyers without registration, which are commonly
registration pursuant to Rule 144A under the             known as "Rule 144A Securities." To the extent restricted
Securities Act of 1933.                                  securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.

-------------------------------------------------------- --------------------------------------------------------------------
Illiquid Securities: Securities that do not have a       The Mid-Cap Growth Equity, The International Equity, and The
ready market and cannot be easily sold within seven      Global Fixed Income Portfolios may invest no more than 10% of
days at approximately the price that a portfolio has     their respective net assets in illiquid securities. The Large-Cap
valued them. Illiquid securities include repurchase      Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth
agreements maturing in more than seven days.             Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth
                                                         Equity, The Real Estate Investment Trust, The Labor Select
                                                         International Equity, The Emerging Markets, The Select 20, The
                                                         Core Focus Fixed Income, The Intermediate Fixed Income, The
                                                         High-Yield Bond, The Core Plus Fixed Income, The International
                                                         Fixed Income, and The Global Real Estate Securities Portfolios may
                                                         invest no more than 15% of their respective net assets in illiquid securities.

-------------------------------------------------------- --------------------------------------------------------------------
Short-Term Debt Investments: These instruments           Each Portfolio may invest in these instruments either as a means
include: (1) time deposits, certificates of deposit      to achieve its investment objective or, more commonly, as
and bankers acceptances issued by a U.S. commercial      temporary defensive investments or pending investment in the
bank; (2) commercial paper of the highest quality        Portfolio's principal investment securities. When investing all or
rating; (3) short-term debt obligations with the         a significant portion of a Portfolio's assets in these
highest quality rating; (4) U.S. Government              instruments, a Portfolio may not be able to achieve its investment
securities; and (5) repurchase agreements                objective.
collateralized by those instruments.

-------------------------------------------------------- --------------------------------------------------------------------
Time Deposits: Time deposits are non-negotiable          The following Portfolios will not purchase time deposits maturing
deposits maintained in a banking institution for a       in more than seven days, and time deposits maturing from two
specified period of time at a stated interest rate.      business days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity, The Mid-Cap Growth
                                                         Equity, The International Equity, and The Global Fixed Income
                                                         Portfolios; and 15% of the total assets of The Large-Cap Growth
                                                         Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth
                                                         Equity, The Smid-Cap Growth Equity, The Real Estate Investment
                                                         Trust, The Labor Select International Equity, The Emerging
                                                         Markets, The Select 20, The Core Focus Fixed Income, The
                                                         High-Yield Bond, The Intermediate Fixed Income, The Core Plus
                                                         Fixed Income, and The International Fixed Income Portfolios.

-------------------------------------------------------- --------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these    Each Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment     delayed-delivery basis. Each Portfolio may not enter into
and delivery taking place in the future in order to      when-issued commitments exceeding, in the aggregate, 15% of the
secure what is considered to be an advantageous yield    market value of its total assets less liabilities other than the
or price at the time of the transaction. The payment     obligations created by these commitments. Each Portfolio will
obligations and the interest rates that will be          designate cash or securities in amounts sufficient to cover its
received are each fixed at the time a portfolio enters   obligations, and will value the designated assets daily.
into the commitment and no interest accrues to the
portfolio until settlement. Thus, it is possible that
the market value at the time of settlement could be
higher or lower than the purchase price if the general
level of interest rates has changed.

-------------------------------------------------------- --------------------------------------------------------------------
Securities Lending: These transactions involve the       Each Portfolio may loan up to 25% of its assets to qualified
loan of securities owned by a portfolio to qualified     broker/dealers or institutional investors.
dealers and investors for their use relating to
short-sales or other securities transactions. These
transactions may generate additional income for a
portfolio.

-------------------------------------------------------- --------------------------------------------------------------------
Borrowing From Banks: A portfolio may have               Each Portfolio may borrow money as a temporary measure for
pre-existing arrangements with banks that permits it     extraordinary or emergency purposes or to facilitate redemptions.
to borrow money from time to time.                       No Portfolio has the intention of increasing its net income through borrowing.

-------------------------------------------------------- --------------------------------------------------------------------
Zero Coupon and Pay-In-Kind (PIK) Bonds: Zero coupon     The Emerging Markets Portfolio may invest up to 35% of its
bonds are debt obligations which do not entitle the      respective net assets in fixed income securities, including zero
holder to any periodic payments of interest prior to     coupon bonds. The High-Yield Bond Portfolio may also purchase zero
maturity or a specified date when the securities begin   coupon bonds and PIK bonds, although it generally does not
paying current interest, and therefore are issued and    purchase a substantial amount of these bonds. The Core Plus Fixed
traded at a discount from their face amounts or par      Income Portfolio may also purchase these securities consistent
value. PIK bonds pay interest through the issuance to    with its investment objective. The Global Fixed Income,
holders of additional securities.                        International Fixed Income, and The Global Real Estate Securities
                                                         Portfolios may also invest in zero coupon bonds.

-------------------------------------------------------- --------------------------------------------------------------------
American Depositary Receipts (ADRs), European            The Large-Cap Growth Equity, The Large-Cap Value Equity, The
Depositary Receipts (EDRs), and Global Depositary        Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus
Receipts (GDRs): ADRs are receipts issued by a U.S.      Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real
depositary (usually a U.S. bank) and EDRs and GDRs are   Estate Investment Trust, The International Equity, The Labor
receipts issued by a depositary outside of the U.S.      Select International Equity, The Emerging Markets, The Select 20,
(usually a non-U.S. bank or trust company or a foreign   The Global Fixed Income, The International Fixed Income, and The
branch of a U.S. bank). Depositary receipts represent    Global Real Estate Securities Portfolios may invest in sponsored
an ownership interest in an underlying security that     and unsponsored ADRs. Such ADRs that The Large-Cap Value Equity,
is held by the depositary. Generally, the underlying     The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus
security represented by an ADR is issued by a foreign    Smid-Cap Growth Equity, The Smid-Cap Growth Equity, and The Real
issuer and the underlying security represented by an     Estate Investment Trust Portfolios may invest in will be those
EDR or GDR may be issued by a foreign or U.S. issuer.    that are actively traded in the United States.
Sponsored depositary receipts are issued jointly by
the issuer of the underlying security and the            In conjunction with their investments in foreign securities, The
depositary, and unsponsored depositary receipts are      Large-Cap Growth Equity, The International Equity, The Labor
issued by the depositary without the participation of    Select International Equity, The Emerging Markets, The Select 20,
the issuer of the underlying security. Generally, the    The Global Fixed Income, The International Fixed Income, and The
holder of the depositary receipt is entitled to all      Global Real Estate Securities Portfolios may also invest in
payments of interest, dividends, or capital gains that   sponsored and unsponsored EDRs and GDRs. In addition, The
are made on the underlying security.                     Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth
                                                         Equity Portfolio, and The Smid-Cap Growth Equity Portfolio may
                                                         invest in sponsored and unsponsored GDRs subject to their 10% (20%
                                                         for the Smid-Cap Growth Equity Portfolio) limit on investments in foreign securities.

-------------------------------------------------------- --------------------------------------------------------------------
Brady Bonds: These are debt securities issued under      The Global Fixed Income, The Core Plus Fixed Income, The
the framework of the Brady Plan, an initiative           International Fixed Income, and The Emerging Markets Portfolios
announced by U.S. Treasury Secretary Nicholas F. Brady   may invest in Brady Bonds consistent with their respective
in 1989, as a mechanism for debtor nations to            investment objectives. We believe that economic reforms undertaken
restructure their outstanding external indebtedness      by countries in connection with the issuance of Brady Bonds may
(generally, commercial bank debt).                       make the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

-------------------------------------------------------- --------------------------------------------------------------------
Futures and Options: A futures contract is a bilateral   The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The
agreement providing for the purchase and sale of a       Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The
specified type and amount of a financial instrument,     Smid-Cap Growth Equity, The Real Estate Investment Trust, The
or for the making and acceptance of a cash settlement,   Emerging Markets, The Select 20, The Intermediate Fixed Income,
at a stated time in the future for a fixed price. A      The Core Focus Fixed Income, The International Fixed Income, The
call option is a short-term contract pursuant to which   Core Plus Fixed Income, and The Global Real Estate Securities
the purchaser of the call option, in return for the      Portfolios may invest in futures, options, and closing
premium paid, has the right to buy, and the seller has   transactions related thereto. Portfolios that enter into these
the obligation to sell, the security or other            transactions are operated pursuant to a claim of exclusion from
financial instrument underlying the option at a          the definition of the term "commodity pool operator" under the
specified exercise price at any time during the term     Commodity Exchange Act, as amended, and therefore are not subject
of the option. A put option is a similar contract        to registration or regulation as a commodity pool operator under
which gives the purchaser of the put option, in return   the Commodity Exchange Act. These activities will be entered into
for a premium, the right to sell, and the seller has     for hedging purposes and to facilitate the ability to quickly
the obligation to buy, the underlying security or        deploy into the market a Portfolio's cash, short-term debt
other financial instrument at a specified price during   securities and other money market instruments at times when the
the term of the option. Generally, futures contracts     Portfolio's assets are not fully invested. A Portfolio may only
on foreign currencies operate similarly to futures       enter into these transactions for hedging purposes if it is
contracts concerning securities, and options on          consistent with its respective investment objective and policies.
foreign currencies operate similarly to options on       A Portfolio may not engage in such transactions to the extent that
securities. See also "Foreign Currency Transactions"     obligations resulting from these activities, in the aggregate,
below.                                                   exceed 25% of its assets, or 20% of The Real Estate Investment
                                                         Trust Portfolios' total assets. In addition, The Emerging Markets,
                                                         The Core Plus Fixed Income, The Core Focus Fixed Income, The
                                                         International Fixed Income, and The Global Real Estate Securities
                                                         Portfolios may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign
                                                         currencies, and enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with their investments.

-------------------------------------------------------- --------------------------------------------------------------------
Foreign Currency Transactions: Several portfolios will   Although The Large-Cap Growth Equity, The International Equity,
invest in securities of foreign issuers and may hold     The Labor Select International Equity, The Emerging Markets, The
foreign currency. In addition, several portfolios may    Global Fixed Income, The International Fixed Income, The Small-Cap
enter into contracts to purchase or sell foreign         Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap
currencies at a future date (i.e., a "forward foreign    Growth Equity, The Real Estate Investment Trust, The Select 20,
currency" contract or "forward" contract). A forward     The Core Focus Fixed Income, The Intermediate Fixed Income, The
contract involves an obligation to purchase or sell a    Core Plus Fixed Income, The Global Real Estate Securities, and The
specific currency at a future date, which may be any     High-Yield Bond Portfolios value their assets daily in terms of
fixed number of days from the date of the contract,      U.S. dollars, they do not intend to convert their holdings of
agreed upon by the parties, at a price set at the time   foreign currencies into U.S. dollars on a daily basis. A Portfolio
of the contract.                                         may, however, from time to time, purchase or sell foreign
                                                         currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may also enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.

-------------------------------------------------------- --------------------------------------------------------------------
Interest Rate Swap, Index Swap, and Credit Default       We may use interest rate swaps to adjust The Core Focus Fixed
Swap Agreements: In an interest rate swap, a portfolio   Income, The Core Plus Fixed Income, and The Intermediate Fixed
receives payments from another party based on a          Income Portfolios' sensitivity to interest rates or to hedge
variable or floating interest rate, in return for        against changes in interest rates. Index swaps may be used to gain
making payments based on a fixed interest rate. An       exposure to markets that these Portfolios invest in, such as the
interest rate swap can also work in reverse with a       corporate bond market. We may also use index swaps as a substitute
portfolio receiving payments based on a fixed interest   for futures or options contracts if such contracts are not
rate and making payments based on a variable or          directly available to a Portfolio on favorable terms. These
floating interest rate. In an index swap, a portfolio    Portfolios and The High-Yield Bond Portfolio may enter into credit
receives gains or incurs losses based on the total       default swaps in order to hedge against a credit event, to enhance
return of a specified index, in exchange for making      total return or to gain exposure to certain securities or markets.
interest payments to another party. An index swap can    If a Portfolio has any financial obligation under a swap
also work in reverse with a portfolio receiving          agreement, it will designate cash and liquid assets sufficient to
interest payments from another party in exchange for     cover the obligation and will value the designated assets daily as
movements in the total return of a specified index. In   long as the obligation is outstanding.
a credit default swap, a portfolio may transfer the
financial risk of a credit event occurring (a bond
default, bankruptcy, restructuring, etc.) on a
particular security or basket of securities to another
party by paying that party a periodic premium;
likewise, a portfolio may assume the financial risk of
a credit event occurring on a particular security or
basket of securities in exchange for receiving premium
payments from another party. Interest rate swaps,
index swaps, and credit default swaps may be
considered to be illiquid.

-------------------------------------------------------- --------------------------------------------------------------------
Investment Company Securities: Any investments in        All Portfolios (except The Labor Select International Equity
investment company securities will be limited by the     Portfolio) may invest in investment companies to the extent that
1940 Act and would involve a payment of the pro rata     it helps them achieve their investment objective. The Large-Cap
portion of their expenses, including advisory fees, of   Growth Equity Portfolio may invest in investment company
such other investment companies. Under the current       securities more often as a means to achieve its investment
1940 Act limitations, a portfolio may not: (i) own       objectives. The Global Fixed Income, The International Fixed
more than 3% of the voting stock of another investment   Income, and The Global Real Estate Securities Portfolios may
company; (ii) invest more than 5% of a portfolio's       invest in closed-end investment companies to achieve their
total assets in the shares of any one investment         investment objectives since, with respect to certain countries,
company; or (iii) invest more than 10% of a              investments by an investment company may only be made through
portfolio's total assets in shares of other investment   investments in closed-end investment companies that, in turn, are
companies. These percentage limitations also apply to    authorized to invest in the securities of issuers in such
a portfolio's investment in an unregistered investment   countries.
company.

-------------------------------------------------------- --------------------------------------------------------------------
Equity linked securities:  Privately issued derivative   We may invest up to 10% of The Emerging Markets Portfolio's net
securities which have a return component based on the    assets in equity linked securities.  Equity linked securities may
performance of a single security, a basket of            be considered illiquid and are subject to The Emerging Markets
securities, or an index.                                 Portfolio's limitation on illiquid securities.  In some instances, investments in equity linked securities may also be subject to The
                                                         Emerging Markets Portfolio's limitation on investments in
                                                         investment companies.

-------------------------------------------------------- --------------------------------------------------------------------
Bank loans:  An interest in an loan or other direct      The Core Focus Fixed Income, The Core Plus Fixed Income, The
indebtedness, such as an assignment, that entitles the   Intermediate Fixed Income, and The High-Yield Bond Portfolios may
acquiror of such interest to payments of interest,       invest without restriction in bank loans that meet the credit
principal, and/or other amounts due under the            standards established by the portfolio managers.  The portfolio
structure of the loan and other direct indebtedness.     managers perform their own independent credit analysis on each
In addition to being structured as secured or            borrower and on the collateral securing each loan.  The portfolio
unsecured loans, such investments could be structured    managers consider the nature of the industry in which the borrower
as novations or assignments or represent trade or        operates, the nature of the borrower's assets, and the general
other claims owed by a company to a supplier.            quality and creditworthiness of the borrower. A Portfolio may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income.  A Portfolio will not use bank loans for reasons inconsistent with its investment objective.

-------------------------------------------------------- --------------------------------------------------------------------

The  Portfolios  may  also  invest  in a broad  selection  of  other  securities consistent with their respective investment objectives and policies.  Please see the Statement of Additional  Information  (SAI) for additional  descriptions and risk  information on these  investments,  as well as other  investments  for the
Portfolios.

Temporary defensive  positions
For  temporary  defensive  purposes,  we  may  hold  a  substantial  part  of  a
Portfolio's   assets  in  money   market  or  other   high-quality,   short-term
instruments.  To the extent that we hold such  instruments,  a Portfolio  may be unable to achieve its investment objectives.

Portfolio  turnover
We anticipate that a Portfolio's  annual portfolio  turnover may be greater than
100%. A turnover rate of 100% would occur if, for example,  the Portfolio bought and sold all of the  securities in its portfolio once in the course of a year or frequently  traded a single security.  A high rate of portfolio  turnover in any year may  increase  brokerage  commissions  paid and  could  generate  taxes for shareholders on realized investment gains.

                                  RISK FACTORS

An investment in the Portfolios entails certain risks and  considerations  about which an investor should be aware. The following chart gives a brief description of some of the risks of  investing  in the  Portfolios.  Please  see the SAI for additional descriptions and risk information.

-------------------------------------------------------- -------------------------------------------------------------------
Risks                                                    How we strive to manage them

-------------------------------------------------------- -------------------------------------------------------------------
Market Risk is the risk that all or a majority of the    The value of each Portfolio's holdings, whether equity or fixed
securities in a certain market-like the stock or bond    income in orientation, fluctuates in response to events affecting
market-will decline in value because of economic         markets. In a declining market environment, the value of the
conditions, future expectations, or investor             Portfolios' securities will generally decline as well. We
confidence.                                              maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period
Index swaps are subject to the same market risks as      of time regardless of these interim market fluctuations.
the investment market or sector that the index           Generally, we do not try to predict overall market movements or
represents. Depending on the actual movements of the     trade for short-term purposes.
index and how well the portfolio manager forecasts
those movements, a fund could experience a higher or     In evaluating the use of an index swap for The Intermediate Fixed
lower return than anticipated.                           Income, The Core Focus Fixed Income, and The Core Plus Fixed
                                                         Income Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

-------------------------------------------------------- -------------------------------------------------------------------
Industry and Security Risk: Industry risk is the risk    The Real Estate Investment Trust Portfolios and The Global Real
that the value of securities in a particular industry    Estate Securities Portfolio concentrate their investments in the
will decline because of changing expectations for the    real estate industry. As a consequence, the net asset value (NAV)
performance of that industry. Portfolios that            of each Portfolio can be expected to fluctuate in light of the
concentrate their investments in a particular industry   factors affecting that industry, and may fluctuate more widely
are considered to be subject to greater risks than       than a portfolio that invests in a broader range of industries.
portfolios that are not concentrated.                    Each Real Estate Investment Trust Portfolio and The Global Real
                                                         Estate Securities Portfolio may be more susceptible to any single
Security risk is the risk that the value of an           economic, political or regulatory occurrence affecting the real
individual stock or bond will decline because of         estate industry.
changing expectations for the individual company
issuing the stock or bond. Non-diversified portfolios    With the exception of The Real Estate Investment Trust Portfolios
that may invest a greater portion of their assets in     and The Global Real Estate Securities Portfolio, we limit the
an individual security are considered to be subject to   amount of each Portfolio's assets invested in any one industry,
greater risks than portfolios that are diversified.      as is consistent with that Portfolio's investment objective. The
                                                         Real Estate Investment Trust Portfolios and The Global Real
                                                         Estate Securities Portfolio will always be heavily invested in the real estate industry. To seek to reduce these risks for all
                                                         Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios. Also see "Non-Diversified Portfolios" below.

-------------------------------------------------------- -------------------------------------------------------------------
Interest Rate Risk is the risk that securities,          The Portfolios, especially those that invest significantly in
particularly bonds with longer maturities, will          fixed income securities, are subject to various interest rate
decrease in value if interest rates rise and increase    risks depending upon their investment objectives and policies. We
in value if interest rates fall. Investments in equity   cannot eliminate that risk, but we do try to address it by
securities issued by small and medium sized companies,   monitoring economic conditions, especially interest rate trends
which often borrow money to finance operations, may      and their potential impact on the Portfolios. The Portfolios do
also be adversely affected by rising interest rates.     not try to increase returns on their investments in debt
                                                         securities by predicting and aggressively capitalizing on
Swaps may be particularly sensitive to interest rate     interest rate movements. The Intermediate Fixed Income and The
changes. Depending on the actual movements of interest   Core Focus Fixed Income Portfolios seek to maintain as the core
rates and how well the portfolio manager anticipates     of their investment portfolios, short- and intermediate-term debt
them, a portfolio could experience a higher or lower     securities (under 10 years). The Global Fixed Income and The
return than anticipated. For example, if a portfolio     International Fixed Income Portfolios anticipate that average
holds interest rate swaps and is required to make        weighted maturity will be in the five- to 10-year range, with a
payments based on variable interest rates, it will       possible shift beyond 10 years in a declining interest rate
have to make increased payments if interest rates        environment and a possible shortening below five years in a
rise, which will not necessarily be offset by the        rising interest rate environment.
fixed-rate payments it is entitled to receive under
the swap agreement.                                      The High-Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S&P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See "Lower Rated Fixed
REITs are subject to interest rate risks in that as      income Securities" below. The Real Estate Investment Trust
interest rates rise, the value of a portfolio's          Portfolios and The Global Real Estate Securities Portfolio, by
investments in REITs holding fixed rate obligations      investing primarily in securities of REITs, and the other
can be expected to decline. However, lower interest      Portfolios that invest in those securities to a lesser degree,
rates tend to increase the level of refinancing, which   are subject to interest rate risk.
can hurt returns on REITs that hold fixed income
obligations.                                             The Intermediate Fixed Income, The Core Focus Fixed Income, The
                                                         High Yield Bond, and The Core Plus Fixed Income Portfolios by
                                                         investing in swaps, are subject to additional interest rate risk.
                                                         Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

                                                         The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus
                                                         Smid-Cap Growth Equity, The Smid-Cap Growth Equity, and The
                                                         Select 20 Portfolios invest in small- or mid-capitalization companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

-------------------------------------------------------- -------------------------------------------------------------------
Foreign, Information, and Inefficient Market Risk:       The International Equity, The Labor Select International Equity,
Foreign Risk is the risk that foreign securities may     The Large-Cap Value Equity, The Emerging Markets, The Global
be adversely affected by political instability,          Fixed Income, The International Fixed Income, and The Global Real
changes in currency exchange rates, foreign economic     Estate Securities Portfolios will invest in securities of foreign
conditions, or inadequate regulatory and accounting      issuers, which normally are denominated in foreign currencies,
standards. In addition, there is the possibility of      and may hold foreign currencies directly. The Small-Cap Growth
expropriation, nationalization, or confiscatory          Equity, The Focus Smid-Cap Growth Equity, The Real Estate
taxation, taxation of income earned in foreign           Investment Trust, The Real Estate Investment Trust II, The High
nations, or other taxes imposed with respect to          Yield Bond, and The Select 20 Portfolios may each invest up to
investments in foreign nations, foreign exchange         10% of its respective total assets and The Core Focus Fixed
controls, which may include suspension of the ability    Income, The Intermediate Fixed Income, The Large-Cap Growth
to transfer currency from a given country, and default   Equity, The Smid-Cap Growth Equity, and The Core Plus Fixed
in foreign government securities. As a result of these   Income Portfolios may each invest up to 20% of its respective
factors, foreign securities markets may be less liquid   total assets, in foreign securities. The Mid-Cap Growth Equity
and more volatile than U.S. markets and s Portfolio      Portfolio typically invests only a small portion of its assets in
may experience difficulties and delays in converting     foreign securities, usually through ADRs. For those Portfolios
foreign currencies back into U.S. dollars. Such events   investing primarily in foreign securities, we attempt to reduce
may cause the value of certain foreign securities to     the risks presented by such investments by conducting world-wide
fluctuate widely and may make it difficult to            fundamental research, including country visits. In addition, we
accurately value foreign securities.                     monitor current economic and market conditions and trends, the political and regulatory environment and the value of currencies
Information Risk is the risk that foreign companies      in different countries in an effort to identify the most
may be subject to different accounting, auditing, and    attractive countries and securities. Additionally, when
financial reporting standards than U.S. companies.       currencies appear significantly overvalued compared to average
There may be less information available about foreign    real exchange rates, a Portfolio may hedge exposure to those
issuers than domestic issuers.  Furthermore,             currencies for defensive purposes.
regulatory oversight of foreign issuers may be less
stringent or less consistently applied than in the U.S.

Inefficient Market Risk is the risk that foreign
markets may be less liquid, have greater price
volatility, less regulation, and higher transaction
costs than U.S. markets.

-------------------------------------------------------- -------------------------------------------------------------------
Currency Risk is the risk that the value of an           The Portfolios described above that are subject to foreign risk
investment may be negatively affected by changes in      may be affected by changes in currency rates and exchange control
foreign currency exchange rates. Adverse changes in      regulations and may incur costs in connection with conversions
exchange rates may reduce or eliminate any gains         between currencies. To hedge this currency risk associated with
produced by investments that are denominated in          investments in non-U.S. dollar-denominated securities, the
foreign currencies and may increase losses.              Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, The Large-Cap
                                                         Growth Equity, The International Equity, The Labor Select
                                                         International Equity, The Emerging Markets, The Global Fixed
                                                         Income, The International Fixed Income, The Small-Cap Growth
                                                         Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth
                                                         Equity, The Real Estate Investment Trust, The Select 20, The Core
                                                         Focus Fixed Income, The Intermediate Fixed Income, The Core Plus
                                                         Fixed Income, The High-Yield Bond, and The Global Real Estate
                                                         Securities Portfolios may engage in foreign currency options and futures transactions.

-------------------------------------------------------- -------------------------------------------------------------------
Emerging Markets Risk is the possibility that the        The Emerging Markets Portfolio focuses its investments on
risks associated with international investing will be    companies in these markets and The International Equity, The
greater in emerging markets than in more developed       Labor Select International Equity, The Global Fixed Income, The
foreign markets because, among other things, emerging    International Fixed Income, The Real Estate Investment Trust, The
markets may have less stable political and economic      High-Yield Bond, The Core Focus Fixed Income, The Intermediate
environments. In addition, in many emerging markets,     Fixed Income, The Core Plus Fixed Income, and The Global Real
there is substantially less publicly available           Estate Securities Portfolios may invest a portion of their assets
information about issuers and the information that is    in securities of issuers located in emerging markets. The
available tends to be of a lesser quality. Economic      Portfolios cannot eliminate these risks but will attempt to
markets and structures tend to be less mature and        reduce these risks through portfolio diversification, credit
diverse and the securities markets, which are subject    analysis, attention to trends in the economy, industries and
to less government regulation or supervision, may also   financial markets, and other relevant factors.
be smaller, less liquid, and subject to greater price
volatility.

-------------------------------------------------------- -------------------------------------------------------------------
Lower Rated Fixed Income Securities (high yield,         The International Fixed Income and The Global Fixed Income
high-risk securities, commonly known as "junk bonds"),   Portfolios may invest up to 5% of their respective assets in
while generally having higher yields, are subject to     high-risk, high yield fixed income securities of foreign
reduced creditworthiness of issuers, increased risk of   governments including, with specified limitations, Brady Bonds.
default and a more limited and less liquid secondary     The High-Yield Bond Portfolio invests primarily in lower-rated
market than higher rated securities. These securities    fixed income securities in an effort to attain higher yields, and
are subject to greater price volatility and risk of      this is a primary risk of investing in this Portfolio. The
loss of income and principal than are higher rated       Large-Cap Growth Equity, The Core Plus Fixed Income, and The
securities. Lower rated and unrated fixed income         Select 20 Portfolios may invest up to 5%, 30% and 5%,
securities tend to reflect short-term corporate and      respectively, of their assets in such securities. The Emerging
market developments to a greater extent than higher      Markets Portfolio may invest up to 35% of its assets in high
rated fixed income securities, which react primarily     yield, high-risk fixed income securities, including Brady Bonds.
to fluctuations in the general level of interest         See "Emerging Markets Risk" above. The Portfolios will attempt to
rates. Fixed income securities of this type are          reduce these risks through portfolio diversification, credit
considered to be of poor standing and primarily          analysis, attention to trends in the economy, industries and
speculative. Such securities are subject to a            financial markets, and complying with the limits on the exposure
substantial degree of credit risk, which is the risk     to this asset class described in this Prospectus.
of a decline in value as a result of a downgrade in
the credit rating assigned to the issuer by an NRSRO.
Investment in defaulted securities poses additional
risk of loss should nonpayment of principal and
interest continue in respect of such securities. Even
if such securities are held to maturity, recovery by a
portfolio of its initial investment and any
anticipated income or appreciation will be uncertain.
A portfolio also may incur additional expenses in
seeking recovery on defaulted securities. Defaulted
securities may be considered illiquid.

-------------------------------------------------------- -------------------------------------------------------------------
Liquidity Risk is the possibility that securities        We limit each Portfolio's exposure to illiquid securities as
cannot be readily sold within seven days at              described under "Additional Investment Information - Illiquid
approximately the price that a portfolio has valued      Securities."
them.

The high yield secondary market is particularly
susceptible to liquidity problems when institutional
investors, such as mutual funds and certain other
financial institutions, temporarily stop buying bonds
for regulatory, financial, or other reasons.

-------------------------------------------------------- -------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts,         The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The
Forward Contracts, and Certain Options are used as       Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The
investments for hedging and other non-speculative        Smid-Cap Growth Equity, The Real Estate Investment Trust, The
purposes involve certain risks. For example, a lack of   Emerging Markets, The Select 20, The Intermediate Fixed Income,
correlation between price changes of an option or        The Core Focus Fixed Income, The Core Plus Fixed Income, and The
futures contract and the assets being hedged could       Global Real Estate Securities Portfolios may use certain options
render a portfolio's hedging strategy unsuccessful and   strategies or may use futures contracts and options on futures
could result in losses. The same results could occur     contracts. The Portfolios will not enter into futures contracts
if movements of foreign currencies do not correlate as   and options thereon to the extent that more than 5% of a
expected by the investment advisor at a time when a      Portfolio's assets are required as futures contract margin
portfolio is using a hedging instrument denominated in   deposits and premiums on options and only to the extent that
one foreign currency to protect the value of a           obligations under such futures contracts and options thereon
security denominated in a second foreign currency        would not exceed 20% of the Portfolio's total assets.
against changes caused by fluctuations in the exchange
rate between the dollar and the second currency. If      See also "Foreign Risk" and "Currency Risk" above.
the direction of securities prices, interest rates, or
foreign currency prices is incorrectly predicted, a
portfolio will be in a worse position than if such
transactions had not been entered into. In addition,
since there can be no assurance that a liquid
secondary market will exist for any contract purchased
or sold, a portfolio may be required to maintain a
position (and in the case of written options may be
required to continue to hold the securities used as
cover) until exercise or expiration, which could
result in losses. Further, options and futures
contracts on foreign currencies, and forward
contracts, entail particular risks related to
conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve liquidity risks and risks
arising from the creditworthiness of the counterparty.

-------------------------------------------------------- -------------------------------------------------------------------
Zero Coupon and Pay-In-Kind (PIK) Bonds are generally    The Emerging Markets, The High-Yield Bond, and The Core Plus
considered to be more interest sensitive than            Fixed Income Portfolios may invest in zero coupon and PIK bonds
income-bearing bonds, to be more speculative than        to the extent consistent with each Portfolio's investment
interest-bearing bonds, and to have certain tax          objective. The Global Fixed Income, The International Fixed
consequences which could, under certain circumstances,   Income, and The Global Real Estate Securities Portfolios may
be adverse to a portfolio. For example, a portfolio      invest in zero coupon bonds. We cannot eliminate the risks of
accrues, and is required to distribute to                zero coupon bonds, but we do try to address them by monitoring
shareholders, income on its zero coupon bonds.           economic conditions, especially interest rate trends and their
However, a portfolio may not receive the cash            potential impact on the Portfolios.
associated with this income until the bonds are sold
or mature. If a portfolio does not have sufficient
cash to make the required distribution of accrued
income, the portfolio could be required to sell other
securities in its portfolio or to borrow to generate
the cash required.

-------------------------------------------------------- -------------------------------------------------------------------
Prepayment Risk is the risk that homeowners will         The Intermediate Fixed Income, The Core Focus Fixed Income, The
prepay mortgages during periods of low interest rates,   Core Plus Fixed Income, The Global Fixed Income, The Real Estate
forcing an investor to reinvest money at interest        Investment Trust, and The Global Real Estate Securities
rates that might be lower than those on the prepaid      Portfolios may invest in Mortgage-Backed Securities, CMOs, and
mortgage.                                                REMICs. These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

-------------------------------------------------------- -------------------------------------------------------------------
Real Estate Industry Risk includes, among others:        The Real Estate Investment Trust Portfolios and The Global Real
possible declines in the value of real estate; risks     Estate Securities Portfolio operate as "non-diversified" funds as
related to general and local economic conditions;        defined by the 1940 Act. As each Portfolio invests principally in
possible lack of availability of mortgage funds;         REITs, it is more subject to the risks associated with the real
overbuilding; extended vacancies of properties;          estate industry. Investors should carefully consider these risks
increases in competition, property taxes and operating   before investing in the Portfolios. To the extent The Large-Cap
expenses; changes in zoning laws; costs resulting from   Growth Equity Portfolio invests in REITs, the Portfolio, although
the clean-up of, and liability to third parties          to a lesser degree than The Real Estate Investment Trust
resulting from, environmental problems; casualty for     Portfolios and The Global Real Estate Securities Portfolio, is
condemnation losses; uninsured damages from floods,      subject to the same risks.
earthquakes or other natural disasters; limitations on
and variations in rents; and changes in interest
rates. REITs are subject to substantial cash flow
dependency, defaults by borrowers, self-liquidation
and the risk of failing to qualify for tax-free
pass-through of income under the Code (or similar
statute in non-U.S. countries) and/or to maintain
exemptions from the 1940 Act.

-------------------------------------------------------- -------------------------------------------------------------------
Non-Diversified Portfolios are generally subject to      The Real Estate Investment Trust Portfolios, The Emerging
greater risks and volatility than diversified            Markets, The Global Fixed Income, The International Fixed Income,
portfolios because adverse effects on their security     The Global Real Estate Securities and The Select 20 Portfolios
holdings may affect a larger portion of their overall    will not be diversified under the 1940 Act. This means these
assets.                                                  Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets. However, each Portfolio will satisfy the Code's diversification
                                                         requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets.

-------------------------------------------------------- -------------------------------------------------------------------
Transaction Costs Risk is the risk that the cost of      The Large-Cap Growth Equity, The Large-Cap Value Equity, The
buying, selling, and holding foreign securities,         Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The
including brokerage, tax, and custody costs, may be      Smid-Cap Growth Equity, The Real Estate Investment Trust, The
higher than those involved in domestic transactions.     International Equity, The Labor Select International Equity, The
                                                         Emerging Markets, The Select 20, The High-Yield Bond, The Core
                                                         Plus Fixed Income, The Core Focus Fixed Income, The Intermediate
                                                         Fixed Income, The Mid-Cap Growth Equity, The Global Fixed Income,
                                                         The International Fixed Income, and The Global Real Estate
                                                         Securities Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign
                                                         securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

-------------------------------------------------------- -------------------------------------------------------------------
Derivatives Risk is the possibility that a portfolio     We will use derivatives for defensive purposes, such as to
may experience a significant loss if it employs a        protect gains or hedge against potential losses in a Portfolio
derivatives strategy (including a strategy involving     without actually selling a security, to neutralize the impact of
swaps such as interest rate swaps, index swaps, and      interest rate changes, to affect diversification, or to earn
credit default swaps or equity linked securities)        additional income. We will not use derivatives for reasons
related to a security or a securities index and that     inconsistent with our investment objectives. We also research and
security or index moves in the opposite direction from   continually monitor the creditworthiness of current or potential
what the portfolio manager had anticipated. Another      counterparties.
risk of derivative transactions is the
creditworthiness of the counterparty because the
transaction depends on the willingness and ability of
the counterparty to fulfill its contractual
obligations. Derivatives also involve additional
expenses, which could reduce any benefit or increase
any loss to a portfolio from using the strategy.

-------------------------------------------------------- -------------------------------------------------------------------
Political Risk is the risk that countries or an entire   We evaluate the political situations in the countries where we
region may experience political instability. This may    invest and take into account any potential risks before we select
cause greater fluctuation in the value and liquidity     securities for the Portfolios.  However, there is no way to
of investments due to changes in currency exchange       eliminate political risk when investing internationally. In
rates, governmental seizures, or nationalization of      emerging markets political risk is typically more likely to
assets.                                                  affect the economy and share prices than in developed markets.

-------------------------------------------------------- -------------------------------------------------------------------
Small Company Risk is the risk that prices of smaller    To the extent that we invest the ssets of The Mid-Cap Growth
companies may be more volatile than larger companies     Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth
because of limited financial resources or dependence     Equity, The Smid-Cap Growth Equity, The All-Cal Growth Equity,
on narrow product lines.                                 and The Global Real Estate Securities Portfolios in small
                                                         companies, the Portfolio will be subject to this risk. In
                                                         addition, although we typically hold a number of different stocks in order to reduce the impact that one small company stock would have on The Global Real Estate Securities Portfolio, because this is a non-diversified Portfolio, it is possible that a smaller company holding could be a significant holding and subject the
                                                         Portfolio to greater risk. We attempt to reduce this risk by diversifying the Portfolios' investments.

-------------------------------------------------------- -------------------------------------------------------------------
Loans and other direct indebtedness risk involves the    These risks may not be completely eliminated, but we will attempt
risk that a portfolio will not receive payment of        to reduce these risks through portfolio diversification, credit
principal, interest, and other amounts due in            analysis, and attention to trends in the economy, industries, and
connection with these investments and will depend        financial markets.  Should we determine that any of these
primarily on the financial condition of the borrower.    securities are illiquid, these would be subject to a Portfolio's
Loans that are fully secured offer a portfolio more      restrictions on illiquid securities.
protection than an unsecured loan in the event of
non-payment of scheduled interest or principal,
although there is no assurance that the liquidation of
collateral from a secured loan would satisfy the
corporate borrower's obligation, or that the
collateral can be liquidated. Some loans or claims may
be in default at the time of purchase. Certain of the
loans and the other direct indebtedness acquired by a
fund may involve revolving credit facilities or other
standby financing commitments which obligate a
portfolio to pay additional cash on a certain date or
on demand. These commitments may require a fund to
increase its investment in a company at a time when
that portfolio might not otherwise decide to do so
(including at a time when the company's financial
condition makes it unlikely that such amounts will be
repaid). To the extent that a portfolio is committed
to advance additional funds, it will at all times hold
and maintain in a segregated account cash or other
high-grade debt obligations in an amount sufficient to
meet such commitments.

As a portfolio may be required to rely upon another
lending institution to collect and pass on to a
portfolio amounts payable with respect to the loan and
to enforce a portfolio's rights under the loan and
other direct indebtedness, an insolvency, bankruptcy,
or reorganization of the lending institution may delay
or prevent a fund from receiving such amounts. The
highly leveraged nature of many such loans and other
direct indebtedness may make such loans and other
direct indebtedness especially vulnerable to adverse
changes in economic or market conditions. Investments
in such loans and other direct indebtedness may
involve additional risk to a portfolio.

-------------------------------------------------------- -------------------------------------------------------------------

Disclosure of portfolio holdings information

A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and at www.delawareinvestments.com/institutional.

                             MANAGEMENT OF THE FUND

Trustees

The business and affairs of the Fund and its  Portfolios  are managed  under the direction  of the Fund's Board of  Trustees.  See the Fund's SAI for  additional information about the Fund's officers and Trustees.

Fund Officers and Portfolio Managers

Below is a list of the portfolio managers who are primarily  responsible for the day-to-day management of each Portfolio. The Portfolios' SAI provides additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager and each portfolio  manager's  ownership of securities in the Portfolios.

Robert Akester,  Senior Portfolio Manager - Mondrian  Investment Partners Ltd. -
The Emerging Markets Portfolio

A graduate of University  College,  London. Mr. Akester joined Mondrian in 1996.
Prior to joining Mondrian he was a Director of Hill Samuel Investment Management
where he had  responsibility  for significant  overseas  clients and Far Eastern markets. Mr. Akester is an Associate of the Institute of Actuaries and holder of its  Certificate in Finance and  Investment.  He has over 30 years of investment experience,  including  over 25 years of involvement  in emerging  markets.  Mr.
Akester has managed The Emerging Markets Portfolio since its inception.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager - The Real Estate
Investment Trust Portfolios and The Global RealEstate Securities Portfolio
Mr.  Andres,  who joined  Delaware  Investments in 1994,  currently  serves as a portfolio manager for REIT investments and  convertibles.  From 1991 to 1994, he
performed   investment-consulting   services  as  a  consulting  associate  with
Cambridge  Associates.  Mr.  Andres  earned  a  bachelor's  degree  in  business administration with an emphasis in finance and accounting from the University of
Richmond.  Mr. Andres has been on The Real Estate  Investment Trust  Portfolios'
management  team since 1997 and on The Global Real Estate  Securities  Portfolio
since its inception.

Fiona A. Barwick,  Director of Regional Research - Mondrian  Investment Partners
Ltd. -The International Equity Portfolio
Ms. Barwick is a graduate of University College,  London. She joined Mondrian in the spring of 1993 to cover the Pacific Basin markets.  Prior to this, she spent
3 years at Touche, Remnant & Co. in London as an Assistant Portfolio Manager and
Research  Analyst.  Ms.  Barwick is an Associate of the UK Society of Investment
Professionals.  Ms. Barwick has managed The International Equity Portfolio since
October 1999.

Marshall T. Bassett, Senior Vice President,  Chief Investment Officer - Emerging
Growth Equity - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity
Portfolio, and The Smid-Cap Growth Equity Portfolio

Mr.  Bassett  leads the firm's  Emerging  Growth  Equity team,  which focuses on small-,  mid-, and smid-cap  investment  products and strategies.  Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio  manager and analyst,  focusing on consumer and retail stocks in the growth area. Prior to joining Delaware  Investments in 1997, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group,  analyzing  small-cap  companies.
Before  that,  he  worked  at a  community  bank  in  Hopkinsville,  Ky.,  which eventually  became part of The Sovran Bank and Trust  Company.  He received  his bachelor's  degree  from Duke  University  and an MBA from The  Fuqua  School of
Business at Duke  University.  Bassett is a member of The Fuqua School's  alumni board.  Mr.  Basset has managed  The Mid-Cap  Growth  Equity  Portfolio  and The
Small-Cap  Growth Equity  Portfolio  since  January 2000 and The Focus  Smid-Cap
Growth Equity  Portfolio and The Smid-Cap  Growth Equity  Portfolio  since their inception.

Joanna Bates, Senior Portfolio Manager - Mondrian Investment Partners Ltd. - The
Global Fixed Income Portfolio and The International Fixed Income Portfolio

Ms.  Bates is a graduate of London  University,  and is an  Associate  of the UK
Society of Investment Professionals.  She joined Mondrian's Fixed Income team in
1997,  before which she was Associate  Director of Fixed Interest at Hill Samuel
Investment Management. She has also worked for Fidelity International and Save &
Prosper as a fund manager and analyst for global bond markets. At Mondrian,  Ms.
Bates is a Senior  Portfolio  Manager with many client  relationships  including those based in Japan.  Her research  specialties are emerging market  currencies and debt.  Ms.  Bates has  managed The Global  Fixed  Income  Portfolio  and The
International Fixed Income Portfolio since July 1999.

Nigel Bliss,  Senior Portfolio Manager - Mondrian Investment Partners Ltd. - The
Labor Select International Equity Portfolio

Mr. Bliss is a graduate of the University of Manchester. He commenced his career at Cazenove & Co. and moved to join Mondrian in July 1995. Mr. Bliss is a member of Mondrian's  Pacific  Equity Team where his country  research  focus lies with
Greater China.  His sector coverage  includes  property,  utilities,  energy and industrials.  Mr.  Bliss  is an  Associate  of  the  UK  Society  of  Investment
Professionals.  Mr.  Bliss has managed  The Labor  Select  International  Equity
Portfolio since October 1, 2002.

Christopher J. Bonavico,  CFA, Vice President,  Senior Portfolio Manager, Equity
Analyst - The Select 20 Portfolio,  The Focus Smid-Cap Growth Equity  Portfolio,
and The Large-Cap Growth Equity Portfolio

Mr.  Bonavico,  who  joined  Delaware  Investments  in April  2005,  is a senior portfolio  manager  on the  firm's  Focus  Growth  Equity  team.  This  team  is responsible  for  large-cap  growth,  all-cap  growth,  and one smid-cap  growth
portfolio.   He  was  most  recently  a  principal  and  portfolio   manager  at
Transamerica  Investment  Management,  where he  managed  sub-advised  funds and institutional  separate accounts.  Before joining Transamerica in 1993, he was a research  analyst for Salomon  Brothers.  Mr.  Bonavico  received his bachelor's degree in economics  from the University of Delaware.  Mr.  Bonavico has managed
The Select 20 Portfolio  since  September 2005, The Focus Smid-Cap Growth Equity
Portfolio  since  December 2005 and The  Large-Cap  Equity  Portfolio  since its inception.

Kenneth F. Broad, CFA, Vice President,  Senior Portfolio Manager, Equity Analyst
- The Select 20 Portfolio and The Focus Smid-Cap Growth Equity Portfolio

Mr. Broad, who joined Delaware  Investments in April 2005, is a senior portfolio manager on the firm's Focus Growth  Equity team.  This team is  responsible  for large-cap  growth,  all-cap  growth,  and  one  smid-cap  growth  product.  Most recently,  he was a principal and portfolio  manager at Transamerica  Investment
Management,  where he also managed sub-advised funds and institutional  separate accounts.  Before joining  Transamerica in 2000, he was a portfolio manager with
The Franklin  Templeton Group and was a consultant in the business valuation and merger and acquisition  group at KPMG Peat Marwick.  He received an MBA from the
University of California at Los Angeles and his  bachelor's  degree in economics from Colgate  University.  Mr.  Broad has managed The Select 20 Portfolio  since
September 2005 and The Focus  Smid-Cap  Growth Equity  Portfolio  since December
2005.

Steven G. Catricks, CFA, Vice President,  Portfolio Manager - The Mid-Cap Growth
Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth
Equity Portfolio

Mr.  Catricks  joined  Delaware  Investments  in 2001.  He handles  research and analysis in the technology  sector for the firm's  Emerging  Growth Equity team.
Previously,  he was an equity analyst at BlackRock  Financial from 1999 to 2000, where he specialized in small-capitalization  growth stocks. He also worked as a systems  engineer at Dow  Jones/Factiva,  and as a senior systems engineer at GE
Aerospace/Lockheed  Martin.  He started his career as a systems  engineer at the
Naval Air  Development  Center,  where he spent 15 years.  Mr.  Catricks holds a bachelor's degree in electrical  engineering from Drexel University,  a master's degree in engineering  from the University of Pennsylvania  and has more than 18 years of experience in the technology industry.  Mr. Catricks is a member of the
Institute of Electrical and Electronics Engineers.  Mr. Catricks has managed The
Mid-Cap Growth Equity  Portfolio,  The Small-Cap  Growth Equity  Portfolio,  The
Focus Smid-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
since August 2005.

Liu-Er Chen, CFA

Senior  Vice  President,   Chief  Investment  Officer  -  Emerging  Markets  and
Healthcare - The Mid-Cap Growth Equity  Portfolio,  The Small-Cap  Growth Equity
Portfolio, and The Smid-Cap Growth Equity Portfolio

Mr.  Chen heads the firm's  global  Emerging  Markets  team,  and he is also the portfolio  manager for the Delaware  Healthcare  Fund, which launched in October
2007. Prior to joining  Delaware  Investments in September 2006, he spent nearly
11 years at Evergreen  Investment  Management  Company,  where he most  recently served as managing  director and senior  portfolio  manager.  He co-managed  the
Evergreen  Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health
Care Fund since its  inception  in 1999.  Chen began his career at  Evergreen in
1995 as an analyst  covering Asian and global  healthcare  stocks,  before being promoted to portfolio  manager in 1998. Prior to his career in asset management,
Chen worked for three years in sales,  marketing,  and business  development for major American and European  pharmaceutical and medical device companies.  He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA

Senior Vice President,  Senior Portfolio Manager - The Intermediate Fixed Income
Portfolio,  The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio
and The Core Plus Fixed Income Portfolio

Mr. Chow is a member of the firm's  taxable  fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  His experience  includes  significant  exposure to asset  liability management  strategies and credit risk opportunities.  Prior to joining Delaware
Investments  in 2001,  he was a trader of high grade and high yield  securities, and was involved in the portfolio  management of collateralized bond obligations
(CBOs) and insurance  portfolios  at  SunAmerica/AIG  from 1997 to 2001.  Before that,  he was an  analyst,  trader,  and  portfolio  manager at Conseco  Capital
Management  from 1989 to 1997.  Chow  received a  bachelor's  degree in business analysis  from  Indiana  University,  and  he is a  Fellow  of  Life  Management
Institute.  Mr. Chow has managed The Intermediate  Fixed Income  Portfolio,  The
Core Focus Fixed Income  Portfolio,  The High-Yield  Bond Portfolio and The Core
Plus Fixed Income Portfolio since May 2007.

Elizabeth  A.  Desmond,  Director/Chief  Investment  Officer,  Developed  Equity
Markets - Mondrian Investment Partners Ltd. - The International Equity Portfolio

Ms. Desmond is a graduate of Wellesley  College and the Masters  Program in East
Asian Studies at Stanford University.  After working for the Japanese government for two years,  she began her  investment  career as a Pacific Basin  investment manager with Shearson Lehman Global Asset Management.  Prior to joining Mondrian in the  spring of 1991,  she was a  Pacific  Basin  Equity  Analyst  and  Senior
Portfolio Manager at Hill Samuel  Investment  Advisers Ltd. Ms. Desmond is a CFA
Charterholder,  and a  member  of  the  CFA  Institute  and  the UK  Society  of
Investment  Professionals.  Ms.  Desmond has managed  The  International  Equity
Portfolio since October 1999.

Chuck M. Devereux

Senior  Vice  President,  Director  of Credit  Research  - The  High-Yield  Bond
Portfolio

Mr. Devereux is the head of the firm's taxable credit research  department,  and he also  serves  on a team  responsible  for  some of the  firm's  fixed  income products. Prior to April 2007, he was a senior vice president and co-head of the firm's  private  placements  group,  which has  responsibility  for  managing  a portfolio of approximately $8 billion of privately placed  securities.  Prior to joining Delaware  Investments in 2001,  Devereux was employed by Valuemetrics/VM
Equity  Partners,  a financial  advisory and investment  banking firm,  where he participated  in financial  advisory and  capital-raising  efforts for privately held, middle-market companies.  These efforts included placements of traditional corporate debt and equity as well as mezzanine and  venture-capital  financings.
Prior  to  Valuemetrics/VM  Equity  Partners,  he  was a  trust  officer  in the privately held asset division of the Northern Trust Corporation for three years.
Devereux  earned an MBA with a concentration  in finance from DePaul  University and a bachelor's degree in economics from St. Joseph's College.

Roger A. Early, CPA, CFA, CFP

Senior Vice President,  Senior Portfolio Manager - The Intermediate Fixed Income
Portfolio,  The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income
Portfolio

Mr. Early is a member of the firm's  taxable fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio  manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007.
He also worked at Turner Investments from 2002 to 2003, where he served as chief investment  officer for fixed income,  and  Rittenhouse  Financial  from 2001 to
2002. He started his career in Pittsburgh,  leaving to join Delaware Investments in 1994 after 10 years at  Federated  Investors.  Early  earned  his  bachelor's degree in economics from The Wharton  School of the  University of  Pennsylvania and an MBA with  concentrations in finance and accounting from the University of
Pittsburgh, and he is a member of The CFA Society of Philadelphia. Mr. Early has managed Senior Vice President, Senior Portfolio Manager - The Intermediate Fixed
Income Portfolio,  The Core Focus Fixed Income Portfolio and The Core Plus Fixed
Income Portfolio since May 2007.

Christopher M. Ericksen, CFA, Vice President,  Portfolio Manager, Equity Analyst
- The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team, which is responsible for large-cap  growth, all-cap  growth,  and one  smid-cap  product.  He was most  recently a portfolio
manager  at   Transamerica   Investment   Management,   where  he  also  managed
institutional  separate accounts.  Before joining Transamerica in 2004, he was a vice  president  at  Goldman  Sachs.  During  his 10 years  there,  he worked in investment banking as well as investment  management.  Mr. Ericksen received his bachelor's  degree from Carnegie  Mellon  University,  with majors in industrial management,  economics,  and  political  science.  Mr.  Ericksen has managed The
Large-Cap Growth Equity Portfolio since its inception.

Patrick G. Fortier, CFA, Vice President,  Portfolio Manager, Equity Analyst- The
Select 20 Portfolio

Mr.  Fortier,  who joined  Delaware  Investments  in April 2005,  is a portfolio manager on the Focus Growth Equity team.  This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio.  He was most recently a  portfolio  manager at  Transamerica  Investment  Management.  Before  joining
Transamerica  in 2000, he worked for OLDE Equity  Research as an equity analyst.
Mr.  Fortier  received his  bachelor's  degree in finance from the University of
Kentucky. Mr. Fortier has managed The Select 20 Portfolio since September 2005.

Clive A. Gillmore,  Deputy Managing Director/Senior Portfolio Manager - Mondrian
Investment Partners Ltd. - The International Equity Portfolio,  The Labor Select
International Equity Portfolio, and The Emerging Markets Portfolio

Mr.  Gillmore is a graduate of the  University  of Warwick and has completed the
Investment  Management  Program  at the London  Business  School.  In 1990,  Mr.
Gillmore  joined Mondrian  Investment  Partners'  predecessor  organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill
Samuel  Investment  Advisers Ltd., and a Portfolio  Manager at Legal and General
Investment Management.  He has twenty years' experience analyzing equity markets and securities  around the world and has managed client  portfolios  with a wide range of mandates.  Mr.  Gillmore is Deputy Managing  Director of Mondrian.  His
research  responsibilities  are  focused  today on  companies  operating  in the world's  emerging equity markets.  He is a member of Mondrian's  Equity Strategy
Committee and the company's  Management  Steering  Committee.  Mr.  Gillmore has
managed The Labor Select International Equity Portfolio and The Emerging Markets
Portfolio since their respective dates of inception and The International Equity
Portfolio since March 1999.

Barry S. Gladstein,  CFA, Vice President,  Portfolio Manager- The Mid-Cap Growth
Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth
Equity Portfolio

Mr. Gladstein is a portfolio manager in the energy,  industrials,  and materials sector of the firm's  Emerging  Growth  Equity team.  Prior to joining  Delaware
Investments  in  1995,  he  was  director  of  operational   planning  at  CIGNA
Corporation  from 1991 to 1995 and a senior  accountant  with Arthur  Young.  He holds a bachelor's degree from Binghamton University and an MBA from The Wharton
School of the University of Pennsylvania,  and he is a member of The CFA Society of Philadelphia.  Mr. Gladstein has managed The Mid-Cap Growth Equity Portfolio,
The  Small-Cap  Growth  Equity  Portfolio,  The  Focus  Smid-Cap  Growth  Equity
Portfolio, and The Smid-Cap Growth Equity Portfolio since August 2005.

Paul  Grillo,  CFA,  Senior  Vice  President,   Senior  Portfolio  Manager-  The
Intermediate Fixed Income Portfolio,  The Core Focus Fixed Income Portfolio, and
The Core Plus Fixed Income Portfolio

Mr. Grillo is a member of the firm's taxable fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  He  joined  Delaware  Investments  in 1992,  and also  serves  as a mortgage-backed and asset-backed securities analyst.  Previously, he served as a mortgage  strategist  and trader at  Dreyfus  Corporation.  He also  worked as a mortgage  strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State  University and an MBA with a concentration in finance from Pace University.  Mr. Grillo has managed The Intermediate  Fixed
Income  Portfolio  since  February  2001, and The Core Plus Fixed Income and The
Core Focus Fixed Income Portfolios since their inception.

Gregory M. Heywood, CFA, Vice President,  Portfolio Manager, Equity Analyst- The
Select 20 Portfolio

Mr.  Heywood,  who joined  Delaware  Investments  in April 2005,  is a portfolio manager  and  analyst on the  firm's  Focus  Growth  Equity  team.  This team is responsible  for  large-cap  growth,  all-cap  growth,  and one smid-cap  growth portfolio.  He was most recently a research  analyst at Transamerica  Investment
Management.  Before joining  Transamerica in 2004, he worked as a senior analyst for Wells Capital  Management from 2003 to 2004 and Montgomery  Asset Management from 1996 to 2003. Mr. Heywood received a bachelor's  degree and an MBA from the
University  of  California  at Berkeley.  Mr.  Heywood has managed The Select 20
Portfolio since September 2005.

Christopher M. Holland,  Vice President,  Portfolio Manager - The Mid-Cap Growth
Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth
Equity Portfolio

Mr. Holland,  who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining the firm,  Holland  worked for three years as a municipal  fixed  income analyst at BlackRock  and in private  client  services at J.P.  Morgan Chase for another year. Holland holds a bachelor's degree in economics from the University of  Delaware  and  an  MBA  with  a  concentration  in  finance  from  Villanova
University.  Mr.  Holland has managed The Mid-Cap Growth Equity  Portfolio,  The
Small-Cap Growth Equity  Portfolio,  The Focus Smid-Cap Growth Equity Portfolio,
and The Smid-Cap Growth Equity Portfolio since August 2005.

Jordan L. Irving , Vice  President,  Senior  Portfolio  Manager - The  Large-Cap
Value Equity Portfolio

Mr. Irving  joined  Delaware  Investments  in 2004 as a vice  president,  senior portfolio manager for the firm's Large-Cap Value Focus strategy.  Previously, he worked for the U.S. Active  Large-Cap Value team within Merrill Lynch Investment
Managers for six years,  where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's  degree in American  studies and earned a special diploma in social studies at Oxford  University  in  England.  He competed  for the United  States
National   Rowing  Team,   winning  a  gold  medal  at  the  1997  World  Rowing
Championships  in  Aiguebelette,  France.  Mr.  Irving has managed The Large-Cap
Value Equity Portfolio since April 2006.

John Kirk, Director/Senior Portfolio Manager - Mondrian Investment Partners Ltd.
- The Global Fixed Income Portfolio and The International Fixed Income Portfolio

Mr.  Kirk is a math  graduate  from the  University  of Wales and has an M.A. in operations research from Lancaster University.  Before joining Mondrian in 1998,
Mr.  Kirk was at Royal Bank of Canada in London,  where he was  responsible  for
European  and Asian  Fixed  Income  and had  global  responsibility  for  credit analysis. Mr. Kirk started his career at Ford Motor Company as a member of their operations  research  group.  Mr. Kirk leads our credit  research  and heads the
Global Credit Valuation Committee.  Mr. Kirk has managed The Global Fixed Income
Portfolio and The International Fixed Income Portfolio since July 1999.

Nikhil G. Lalvani, CFA, Vice President,  Portfolio Manager - The Large-Cap Value
Equity Portfolio

Mr. Lalvani is a portfolio  manager with the firm's  Large-Cap Value Focus team.
At  Delaware  Investments,   Lalvani  has  served  as  both  a  fundamental  and
quantitative  analyst.  Prior to  joining  the firm in 1997,  he was a  research associate with Bloomberg.  Lalvani holds a bachelor's degree in finance from The
Pennsylvania   State   University  and  is  a  member  of  The  CFA  Society  of
Philadelphia. Mr. Lalvani has managed The Large-Cap Value Equity Portfolio since
October 2006.

Steven T. Lampe,  CPA, Vice  President,  Portfolio  Manager - The Mid-Cap Growth
Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth
Equity Portfolio

Mr. Lampe,  who joined Delaware  Investments in 1995, is a portfolio  manager in the  business and  financial  services  and  healthcare  sectors of the Emerging
Growth  Equity  team.  He  previously  served as a manager  at  Pricewaterhouse, specializing in financial  services firms. Lampe received a bachelor's degree in economics and an MBA with a concentration  in finance from The Wharton School of the University of Pennsylvania.  Mr. Lampe has managed The Mid-Cap Growth Equity
Portfolio,  The Small-Cap Growth Equity Portfolio, and The Focus Smid-Cap Growth
Equity  Portfolio  since January 2000 and The Smid-Cap  Growth Equity  Portfolio
since its inception.

Emma R.E. Lewis,  Senior Portfolio Manager - Mondrian Investment Partners Ltd. -
The Labor Select International Equity Portfolio

Ms.  Lewis is a graduate  of  Pembroke  College,  Oxford  University,  where she completed her Masters in Philosophy and Theology.  She joined  Mondrian in 1995, assuming  analytical  responsibilities  in the Pacific Basin Team.  Ms. Lewis is currently a Senior Portfolio Manager at Mondrian where she manages international portfolios.  Prior to joining Mondrian, Ms. Lewis began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment  Management.  Ms. Lewis is an Associate  of the UK Society of  Investment  Professionals.  Ms. Lewis has
managed The Labor Select International Equity Portfolio since October 2000.

Anthony  A.  Lombardi,  CFA,  Vice  President,  Senior  Portfolio  Manager - The
Large-Cap Value Equity Portfolio

Mr. Lombardi joined Delaware  Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr.
Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the  position  of director  and  portfolio  manager for the U.S.  Active
Large-Cap  Value  team,   managing  mutual  funds  and  separate   accounts  for
institutions  and  private  clients.  Prior  to that he  worked  at Dean  Witter
Reynolds for seven years as a sell-side  equity research  analyst,  and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University,  receiving a bachelor's degree in finance and an MBA with a concentration  in finance.  He is a member of the New York Society of  Security  Analysts  and the CFA  Institute.  Mr.  Lombardi  has  managed The
Large-Cap Value Equity Portfolio since April 2006.

Kevin P. Loome, CFA

Senior Vice President,  Senior Portfolio Manager, Head of High Yield Investments
- The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction  and  strategic  asset  allocation  of all high yield fixed  income assets.  Prior to joining  Delaware  Investments in August 2007,  Loome spent 11 years at T.  Rowe  Price,  starting  as an  analyst  and  leaving  the firm as a portfolio  manager.  He began his career  with  Morgan  Stanley  as a  corporate finance  analyst  in the  New  York  and  London  offices.  Loome  received  his bachelor's  degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nigel G. May,  Director/Chief  Investment  Officer,  Developed  Equity Markets -
Mondrian Investment Partners Ltd. - The International Equity Portfolio

Mr. May is a graduate of Sidney Sussex College,  Cambridge University,  where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the
European team's research effort since 1995, he now also has  responsibility  for the North American and Small Cap teams.  Mr. May was formerly a Senior Portfolio
Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the
Hill Samuel  Investment  Group in 1986.  Mr. May has  managed The  International
Equity Portfolio since January 2001.

Victor Mostrowski

Vice President,  Portfolio  Manager -  International  Debt - The Core Plus Fixed
Income Portfolio

Mr.  Mostrowski  is a  member  of the  firm's  taxable  fixed  income  portfolio management  team with primary  responsibility  for  portfolio  construction  and strategic  asset  allocation.  As a member of the  international  bond team, his responsibilities  include managing global bond assets across the product matrix.
Prior to joining  Delaware  Investments  in May 2007, he was a senior  portfolio manager - global fixed income for HSBC Halbis  Partners  (USA) for one year.  He managed the currency  exposure for several  institutional  accounts  with assets totaling  approximately  $3 billion,  and formulated and  implemented  strategic long-term  currency  positioning as well as short-term  daily and weekly trading opportunities.  Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury,  Division of Investment, most recently as the global fixed income portfolio manager - emerging markets equity.  Mostrowski earned a  bachelor's  degree  in  economics  and an MBA in  finance  from  Rider
College.  Mr.  Mostrowski has managed The Core Plus Fixed Income Portfolio since
May 2007.

Christopher A. Moth,  Director/Chief Investment Officer, Global Fixed Income and
Currency - Mondrian Investment Partners Ltd. - The Global Fixed Income Portfolio
and The International Fixed Income Portfolio

Mr. Moth is an actuarial  graduate from The City  University in London,  and was later awarded the Certificate in Finance & Investment from the London  Institute of Actuaries.  He joined  Mondrian in 1992,  after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key  contributions  to the development of Mondrian's  fixed income product, and was  primarily  responsible  for the  structure  of the  company's  in-house systems to control and facilitate the  investment  process.  Mr. Moth chairs the
Global  Fixed Income and Currency  Committee  meeting.  Mr. Moth has managed The
Global Fixed Income Portfolio and The International Fixed Income Portfolio since
July 1999.

D. Tysen Nutt Jr., Senior Vice President,  Senior Portfolio Manager, Team Leader
- The Large-Cap Value Equity Portfolio

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy.  Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch
Investment Managers (MLIM),  where he managed mutual funds and separate accounts for  institutions  and private  clients.  Mr. Nutt  departed  MLIM as a managing director.  Prior to joining MLIM in 1994,  Mr. Nutt was with Van Deventer & Hoch
(V&H) where he managed  large-cap value  portfolios for institutions and private clients.  He began his  investment  career  at Dean  Witter  Reynolds,  where he eventually  became vice president,  investments.  Mr. Nutt earned his bachelor's degree from  Dartmouth  College,  and he is a member of the New York  Society of
Security  Analysts  and the CFA  Institute.  Mr. Nutt has managed The  Large-Cap
Value Equity Portfolio since April 2006.

Philip R. Perkins

Senior Vice  President,  Senior  Portfolio  Manager - The Core Plus Fixed Income
Portfolio

Mr. Perkins is a member of the firm's taxable fixed income portfolio  management team with primary  responsibility for portfolio construction and strategic asset
allocation.   He  leads  the  firm's   international   bond   team,   where  his
responsibilities  include managing global bond assets across the product matrix.
Prior to joining  Delaware  Investments  in 2003, he worked at Deutsche Bank for five  years.  He served as a managing  director in global  markets  from 2001 to
2003,  during that same time he was the chief  operating  officer for the Bank's emerging  markets  division in London,  and from 1998 to 2001 he was responsible for local markets trading in Moscow.  Prior to that, Perkins was chief executive officer of Dinner Key  Advisors,  a  registered  broker/dealer  founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at  Salomon  Brothers,  where he was a  mortgage/CMO  trader  from 1985 to 1990.
Perkins  holds a  bachelor's  degree in  international  studies  with a minor in computer  science from the University of Notre Dame. Mr. Perkins has managed The
Core Plus Fixed Income Portfolio since May 2007.

Daniel J.  Prislin,  CFA,  Vice  President,  Senior  Portfolio  Manager,  Equity
Analyst- The Select 20 Portfolio and The Large-Cap Growth Equity Portfolio

Mr. Prislin  joined  Delaware  Investments  in April 2005 as a senior  portfolio manager on the  firm's  Focus  Growth  Equity  team,  which is  responsible  for large-cap  growth,  all-cap  growth,  and one  smid-cap  portfolio.  He was most
recently  a  principal  and  portfolio   manager  at   Transamerica   Investment
Management,  where he also managed sub-advised funds and institutional  separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with
The Franklin  Templeton Group. Mr. Prislin received an MBA and bachelor's degree in business  administration  from the University of California at Berkeley.  Mr.
Prislin  has  managed  The  Select 20  Portfolio  since  September  2005 and The
Large-Cap Growth Equity Portfolio since its inception.

David G. Tilles,  Managing  Director/Chief  Executive  Officer/Chief  Investment
Officer  of  Mondrian  Investment  Partners  Ltd.  -  The  International  Equity
Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets
Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income
Portfolio

Mr.  Tilles was educated at the  Sorbonne,  Warwick  University  and  Heidelberg
University.  Prior to  joining  Mondrian  in 1990 as  Managing  Director & Chief
Investment Officer of Mondrian  Investment  Partners Limited,  he spent 16 years with Hill Samuel in London,  serving in a number of investment  capacities.  His most recent position prior to joining Mondrian was Chief  Investment  Officer of
Hill Samuel Investment Advisers Ltd.

Rudy D. Torrijos III, Vice  President,  Portfolio  Manager - The Mid-Cap  Growth
Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth
Equity Portfolio

Mr.  Torrijos  joined  Delaware  Investments in July 2005,  where he serves as a portfolio  manager with a focus on the technology sector for the firm's Emerging
Growth  Equity  team.  He spent the prior two years as a  technology  analyst at
Fiduciary  Trust,  where he was responsible for sector  management of technology stocks for small-cap equity products.  From 1997 to 2002 he worked for Neuberger
Berman  Growth  Group,  first as an analyst and then as fund  manager.  Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his  career as a  marketing/strategic  financial  planning  analyst  at
Unocal in Los Angeles. Torrijos attended Harvard University,  where he graduated with a  bachelor's  degree in applied  mathematics/economics.  Mr.  Torrijos has managed The  Mid-Cap  Growth  Equity  Portfolio,  The  Small-Cap  Growth  Equity
Portfolio,  The Focus Smid-Cap Growth Equity Portfolio,  and The Smid-Cap Growth
Equity Portfolio since August 2005.

Michael S. Tung, M.D.

Vice President,  Portfolio  Manager,  Equity Analyst - The Mid-Cap Growth Equity
Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity
Portfolio

Dr.  Tung  handles  research  and  analysis  and  portfolio  management  in  the healthcare  sector for the firm's Emerging Growth Equity team.  Prior to joining
Delaware  Investments  in  November  2006  as an  equity  analyst  covering  the technology  and  healthcare  sectors for the firm's  Emerging  Markets  team, he worked  for 20 months  as a vice  president  at the  Galleon  Group,  performing fundamental research in the medical technology and biotechnology  sectors.  From late 2003 to 2005 he was an analyst  responsible  for  investing  in  healthcare equities for Hambrecht & Quist Capital Management,  and he spent most of 2003 as a junior analyst for Durus Capital Management.  He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an  anesthesiologist  at Beth Israel Deaconess  Medical Center at the Harvard
Medical School.  Dr. Tung received  bachelor's degrees in economics and biology, summa cum laude,  from George  Washington  University,  where he spent a year at
Oxford  University in England as one of only three students awarded the Pembroke
College  Scholarship.  He earned his medical doctorate and an MBA from the Tufts
University  School of  Medicine.  Dr. Tung is also a licensed  physician  in the commonwealth of Massachusetts.

Jeffrey S. Van Harte,  CFA, Senior Vice President,  Chief  Investment  Officer -
Focus Growth - The Select 20 Portfolio and The Large-Cap Growth Equity Portfolio

Mr.  Van  Harte  joined  Delaware  Investments  in April  2005.  He is the chief investment  officer for the Focus Growth Equity team,  responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica  Investment Management.
Mr. Van Harte has been managing  portfolios and separate  accounts for more than
20 years.  Before becoming a portfolio  manager,  Mr. Van Harte was a securities analyst  and trader for  Transamerica  Investment  Services,  which he joined in
1980. Mr. Van Harte received his  bachelor's  degree in finance from  California
State University at Fullerton. Mr. Van Harte has managed The Select 20 Portfolio since  September  2005 and The  Large-Cap  Growth  Equity  Portfolio  since  its inception.

Robert A.  Vogel  Jr.,  CFA,  Vice  President,  Senior  Portfolio  Manager - The
Large-Cap Value Equity Portfolio

Mr.  Vogel  joined  Delaware  Investments  in 2004 as a vice  president,  senior portfolio  manager for the firm's Large-Cap Value Focus strategy.  He previously worked at Merrill Lynch Investment  Managers for more than seven years, where he rose to the position of director and portfolio  manager  within the U.S.  Active
Large-Cap  Value team. He began his career in 1992 as a financial  consultant at
Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's  and  master's  degrees  in  finance.  He also  earned  an MBA with a
concentration   in  finance  from  The  Wharton  School  of  the  University  of
Pennsylvania,  and he is a member of the New York  Society of Security  Analysts and the CFA Society of  Philadelphia.  Mr. Vogel has managed The Large-Cap Value
Equity Portfolio since April 2006.

Lori P. Wachs,  CFA,  Vice  President,  Portfolio  Manager - The Mid-Cap  Growth
Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth
Equity Portfolio

Ms.  Wachs is a portfolio  manager and  analyst for the  consumer  sector in the firm's  Emerging Growth Equity group.  She joined  Delaware  Investments in 1992 after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992.  She holds a bachelor's  degree in economics from The Wharton School of the University of  Pennsylvania.  Ms. Wachs has been managing The Mid-Cap Growth
Equity Portfolio,  The Small-Cap Growth Equity Portfolio, and The Focus Smid-Cap
Growth  Equity  Portfolio  since  January  2000 and The Smid-Cap  Growth  Equity
Portfolio since its inception.

Nashira S. Wynn, Vice President,  Portfolio Manager - The Large-Cap Value Equity
Portfolio

Ms.  Wynn is a portfolio  manager  with the firm's  Large-Cap  Value Focus team.
Prior to  joining  Delaware  Investments  in 2004,  she was an  equity  research analyst for Merrill  Lynch  Investment  Managers.  Ms. Wynn earned a  bachelor's degree in finance,  with a minor in  economics,  from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.  Ms. Wynn has been managing The Large-Cap Value
Equity Portfolio since October 2006.

Babak (Bob) Zenouzi, Senior Vice President,  Senior Portfolio Manager - The Real
Estate  Investment  Trust  Portfolios  and The  Global  Real  Estate  Securities
Portfolio

Mr. Zenouzi rejoined Delaware  Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager.  Currently,  he leads the firm's REIT group,  including the team, its process,  and its  institutional and retail  products,  which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend Income products,  which he helped create in the 1990s.  Most  recently,  Mr. Zenouzi worked at Chartwell
Investment  Partners  from  1999 to 2006,  where  he was a  partner  and  senior portfolio manager on Chartwell's Small-Cap Value portfolio.  He began his career with The Boston  Company,  where he held  several  positions in  accounting  and financial analysis.  Mr. Zenouzi earned a master's degree in finance from Boston
College  and a  bachelor's  degree from  Babson  College.  He is a member of the
National  Association  of Real Estate  Investment  Trusts.  Mr. Zenouzi has been managing  The  Real  Estate  Investment  Trust  Portfolio  and The  Real  Estate
Investment  Trust  Portfolio II since  February  2006 and The Global Real Estate
Securities Portfolio since its inception.

The  Portfolios'  SAI  provides  additional   information  about  the  portfolio
managers'  compensation,  other accounts managed by the portfolio managers,  and the portfolio managers' ownership of Portfolio securities.

Manager of managers structure

The  Portfolios  and the  Manager  have  received  an  exemptive  order from the
Securities and Exchange  Commission (SEC) to operate under a manager of managers structure that permits the Manager,  with the approval of the Portfolios'  Board of  Trustees,  to appoint  and  replace  sub-advisors,  enter into  sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of  the  Portfolios  without  shareholder  approval  (the  Manager  of  Managers
Structure).  Under the Manager of Managers  Structure,  the Manager has ultimate responsibility,  subject to oversight by the Portfolios'  Board,  for overseeing the Portfolios'  sub-advisors  and  recommending  to the  Portfolios'  Board the hiring, termination, or replacement of the sub-advisors.  The SEC order does not apply to any sub-advisor  that is affiliated with the Portfolios or the Manager.
While the  Manager  does not  currently  expect to use the  Manager of  Managers
Structure  with  respect to the  Portfolios,  the  Manager  may,  in the future, recommend to the Portfolios'  Board the establishment of the Manager of Managers
Structure by recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Portfolios' portfolio.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with
obtaining   shareholder  approvals  for  matters  relating  to  sub-advisors  or sub-advisory  agreements.  The Manager of Managers  Structure does not permit an increase in the overall  management  and advisory fees payable by the Portfolios without shareholder approval.  Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Investment Advisors

Delaware  Management  Company  (Delaware or the  Manager),  a series of Delaware
Management Business Trust,  furnishes investment advisory services to all of the
Fund's Portfolios  pursuant to investment  advisory agreements between the Fund, on behalf of each  Portfolio,  and Delaware  (Investment  Advisory  Agreements).
Delaware  and  its  predecessors  have  been  managing  the  funds  in  Delaware
Investments  since  1938.   Delaware  is  an  indirect  subsidiary  of  Delaware
Management Holdings, Inc. (DMH). DMH and Delaware are indirect subsidiaries, and subject to the  ultimate  control,  of  Lincoln  National  Corporation  (Lincoln
National). Lincoln National, with headquarters in Philadelphia,  Pennsylvania is a  diversified  organization  with  operations  in many aspects of the financial services industry,  including  insurance and investment  management.  Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094.

Mondrian Investment Partners Ltd. (Mondrian) furnishes  investment  sub-advisory services to The International Equity, The Labor Select International Equity, The
Emerging Markets,  The Global Fixed Income,  and The International  Fixed Income
Portfolios  pursuant to sub-advisory  agreements between Delaware,  on behalf of the Fund and the applicable Portfolio,  and Mondrian (Sub-Advisory  Agreements).
Mondrian  (formerly  known as Delaware  International  Advisers Ltd.)  commenced operations  as a  registered  investment  advisor in December  1990.  Mondrian's address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD.

Under the Sub-Advisory  Agreements,  Delaware is responsible for paying the fees to  Mondrian  for its  sub-advisory  services to the  Portfolios  out of its own assets.  The annual rates of  sub-advisory  fees payable by Delaware to Mondrian under the Sub-Advisory  Agreements are: 0.30% of the average daily net assets of
The Global Fixed Income Portfolio, The International Fixed Income Portfolio, and
The Labor Select International Equity Portfolio;  0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Under these  Investment  Advisory  and  Sub-Advisory  Agreements,  Delaware  and
Mondrian, subject to the control and supervision of the Fund's Board of Trustees and in  conformance  with the stated  investment  objectives and policies of the respective  Portfolios,  manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective  Portfolios.  The investment  advisor was paid aggregate advisory fees during the last fiscal year (as a percentage  of average  daily net assets)
as follows:

                              Investment Management
                Fees Paid After Voluntary or Contractual Waivers
                   For the Fiscal Year Ended October 31, 2007

Portfolio
The Large-Cap Growth Equity Portfolio                         x.xx%
The Large-Cap Value Equity Portfolio                          x.xx%
The Mid-Cap Growth Equity Portfolio                           x.xx%
The Small-Cap Growth Equity Portfolio                         x.xx%
The Focus Smid-Cap Growth Equity Portfolio                    x.xx%
The Smid-Cap Growth Equity Portfolio                          x.xx%
The Real Estate Investment Trust Portfolio                    x.xx%
The Real Estate Investment Trust Portfolio II                 x.xx%
The Select 20 Portfolio                                       x.xx%
The International Equity Portfolio                            x.xx%
The Labor Select International Equity Portfolio               x.xx%
The Emerging Markets Portfolio                                x.xx%
The Intermediate Fixed Income Portfolio                       x.xx%
The Core Focus Fixed Income Portfolio                         x.xx%
The High-Yield Bond Portfolio                                 x.xx%
The Core Plus Fixed Income Portfolio                          x.xx%
The Global Fixed Income Portfolio                             x.xx%
The International Fixed Income Portfolio                      x.xx%
The Global Real Estate Securities Portfolio                   x.xx%

From time to time, certain  institutional  separate accounts advised by Mondrian or by a series of Delaware  Management  Business  Trust may invest in the Fund's
Portfolios.  The  Portfolios  may  experience  relatively  large  investments or redemptions as a result of the institutional separate accounts either purchasing
or  redeeming  the  Portfolios'  shares.   These  transactions  may  affect  the
Portfolios, since Portfolios that experience redemptions may be required to sell portfolio  securities,  and Portfolios that receive additional cash will need to invest  it.  While it is  impossible  to  predict  the  overall  impact of these transactions  over time, there could be adverse effects on portfolio  management to the extent the Portfolios  may be required to sell  securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the  Portfolios,  are  committed to  minimizing  the impact of such transactions on the Portfolios.  In addition,  the advisors to the institutional separate  accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent  with pursuing the  investment  objectives of the institutional separate accounts.

If permitted  under  applicable  law, in cases where a shareholder of any of the
Portfolios  has an  investment  counseling  relationship  with  Delaware (or its affiliates  or related  entities) or Mondrian,  Delaware or Mondrian may, at its discretion,  reduce the  shareholder's  investment  counseling fees by an amount equal to the  pro-rata  advisory  fees paid by the  respective  Portfolio.  This procedure would be utilized with clients having contractual  relationships based on total  assets  managed by such  entities  to avoid  situations  where  excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher  total  advisory  fees as a result of the  client's  investment  in a
Portfolio.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the
Investment Advisory Agreements of each of the Portfolios (except as noted below)
is available in each  Portfolio's  annual report to shareholders  for the fiscal year ended October 31, 2007. The Investment  Advisory  Agreements for The Global
Real Estate  Securities  Portfolio are currently in its initial two-year term. A discussion regarding the basis for the Board's approval of its continuation will be included in future shareholder  reports for The Global Real Estate Securities
Portfolio.

Administrator

Delaware Service Company,  Inc. (DSC), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with  administrative  services pursuant to the Amended and Restated  Shareholders  Services  Agreement with the
Fund on behalf of the  Portfolios.  The services  provided under the Amended and
Restated  Shareholders  Services Agreement are subject to the supervision of the officers  and trustees of the Fund,  and include  day-to-day  administration  of matters related to the legal existence of the Fund,  maintenance of its records, preparation  of  reports,  supervision  of  the  Fund's  arrangements  with  its custodian  bank,  and assistance in the  preparation of the Fund's  registration statements  under Federal and State laws. The Amended and Restated  Shareholders
Services  Agreement  also  provides that DSC will provide the Fund with dividend disbursing  and transfer agent  services.  DSC is located at 2005 Market Street,
Philadelphia,  PA  19103-7094.  For its services  under the Amended and Restated
Shareholders  Services  Agreement,  the Fund pays DSC an annual asset-based fee, payable  monthly,  and allocated  among the  Portfolios of the Fund based on the relative  percentage of assets of each Portfolio.  DSC also provides  accounting services  to the Fund  pursuant  to the  terms  of a  separate  Fund  Accounting
Agreement.

Distributor

Delaware  Distributors,  L.P.  (DDLP),  2005  Market  Street,  Philadelphia,  PA
19103-7094,  serves as the  Distributor of the shares of the Fund's  Portfolios.
Under its  Distribution  Agreements  with the Fund on behalf of each  Portfolio,
DDLP sells shares of the Fund upon the terms and at the current  offering  price described in this  Prospectus.  DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

Mellon Bank, N.A., One Mellon Center,  Pittsburgh, PA 15258, serves as custodian for each Portfolio.

Independent Registered Public Accounting Firm

[____________],  serves as the Independent Registered Public Accounting Firm for
the Fund.

                              SHAREHOLDER SERVICES

Special  Reports and Other Services.  The Fund will provide client  shareholders with the following information:

o    Audited annual financial reports.

o    Unaudited semiannual financial reports.

o    Detailed  monthly  appraisal of the status of their  account and a complete review of portfolio assets, performance results and other pertinent data.

In addition,  the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The  Fund's  dedicated   telephone  number,  800  231-8002,   is  available  for
shareholder inquiries during normal business hours. You may also obtain the NAVs
for  the   Portfolios   by  calling   this   number  or  via  our  Web  site  at
www.delawareinvestments.com/institutional/dptnavs.jsp.   Written  correspondence
should be addressed to:

                                            Delaware Pooled Trust
                                            2005 Market Street
                                            Philadelphia, PA 19103-7094
                                            Attention: Client Services

Exchange Privilege

Each  Portfolio's  shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware  Investments(R)Funds  based on the  respective  NAVs of the  shares  involved  and as long as a  Portfolio's minimum  purchase  requirements  are  satisfied.  There are no minimum  purchase
requirements  for  the   institutional   class  shares  of  the  other  Delaware
Investments(R)Funds,  but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder  is subject to tax. The exchange  privilege is only  available  with respect to Portfolios that are registered for sale in a  shareholder's  state of residence.  The Fund  reserves the right to suspend or  terminate,  or amend the terms  of,  the  exchange  privilege  upon 60 days'  written  notice  to  client shareholders.  The Fund  reserves  the right to reject any exchange  order.  See
"Frequent Trading of Fund Shares" below.

With respect to exchanges involving The Emerging Markets Portfolio,  an investor will  generally be assessed a purchase  reimbursement  fee by the Portfolio when exchanging  from another  Portfolio  into The Emerging  Markets  Portfolio and a
shareholder   of  the  Portfolio   will   generally  be  assessed  a  redemption
reimbursement  fee by the Portfolio  when  exchanging  out of the Portfolio into another  Portfolio.  See "How to Purchase  Shares,"  "Redemption  of Shares" and
"Other Purchase and Redemption Considerations."

Please call the Fund for further  information  on how to exchange  shares of the
Fund.

                             HOW TO PURCHASE SHARES

Shares of each Portfolio  described in this  Prospectus are offered  directly to institutions  and  high  net  worth  individual  investors  at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted  to become a new  investor  in the  Portfolios  offered  through  this
Prospectus  is a plan which  represents:  (i) that the  decision  to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan  participant;  and (ii)  that the plan  will  make no more  than  three separate  purchase  orders during any given  calendar  quarter.  The Fund is not primarily designed for defined contribution plans that are  participant-directed or frequently trade Portfolio shares,  and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any  purchase  order  made by a new  defined  contribution  plan investor that does not meet the above  representations or that follows a pattern of market  timing as described in this  Prospectus.  The Real Estate  Investment
Trust, The International  Equity, The Emerging Markets, The Global Fixed Income,
and The  International  Fixed Income Portfolios are closed to any new investors.
Existing  shareholders  of  these  Portfolios,  which  include  participants  of existing  defined benefit plans that have the  Portfolio(s) on their  investment platform, may continue to purchase shares. Defined contribution plans who do not qualify  for  Portfolio  shares as  described  above may be eligible to purchase
Class P share of The Global Real Estate  Securities  Portfolio offered through a separate prospectus.

Minimum  Investments.  The minimum  initial  investment  for the  shareholder of record is $1,000,000 in the aggregate  across all Portfolios of the Fund.  There are no minimums for subsequent  contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

Purchase Price.  You may buy shares at the  Portfolio's NAV per share,  which is calculated as of the close of the NYSE regular  trading hours  (ordinarily  4:00
P.M.  Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.  Except in the case of in-kind  purchases and as described  below, an order will be accepted by the Fund after (1) the Fund is notified by telephone,  email, facsimile or other means  acceptable to the Fund of your purchase  order and (2) Federal Funds have been  delivered  to the Fund's  agent.  If notice is given or Federal  Funds are delivered after that time, the purchase order will be priced at the close of the
NYSE on the  following  business day. A business day is any day that the NYSE is open for business (Business Day).

In addition,  Fund service  providers have entered into  agreements with certain authorized  agents to allow such agents to accept  purchase orders on the Fund's behalf.  For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such  authorized  agent accepts the order on behalf of the Fund pursuant to the terms of its  agreement.  Among other things,  there are certain terms in the  agreement  which  give  the Fund  assurances  that the  agent  has received a purchase order before the close of the NYSE's  regular  trading hours in order to receive  that day's NAV. We reserve the right to reject any purchase order.

Purchase Reimbursement Fee. In the case of The Emerging Markets Portfolio, there is  normally  a  purchase  reimbursement  fee  that  applies  to all  purchases, including  purchases made in an exchange from one Portfolio to another under the exchange  privilege or  otherwise.  That fee,  which is paid by investors to the
Portfolio,  equals 0.55% of the dollar amount  invested in the  Portfolio.  This purchase  reimbursement fee is deducted  automatically from the amount invested;
it cannot be paid separately. The fee will generally not apply to investments in the  Portfolio  that are  permitted to be made by  contributions  of  securities in-kind, that are made by reinvestments of dividends or other distributions,  or as otherwise determined by the Fund as described herein. See "Other Purchase and
Redemption Considerations" and "In-Kind Purchases" below.

How to Purchase Shares By Federal Funds Wire. Purchases of shares of a Portfolio should be made by having  your  bank wire  Federal  Funds to Bank of New York as described  below.  In order to ensure prompt  receipt of your Federal Funds Wire and processing of your purchase  order, it is important that the following steps be taken:

o    First,  complete the Account Registration Form and send it via facsimile to
     215 255-1162 or mail it to:

                                     Delaware Pooled Trust
                                     2005 Market Street
                                     Philadelphia, PA 19103-7094
                                     Attn: Client Services

o    Second,  telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile,  or other means  acceptable to the Fund) and provide us with the account name,  address,  telephone number, Tax  Identification  Number, the
     Portfolio(s)  selected, the amount being wired, and by which bank and which specific  branch,  if  applicable.  We will provide you with a Fund account number.

o    Third,  instruct your bank to wire the specified purchase amount of Federal
     Funds to Bank of New York, ABA #021000018,  Bank Account  #8900403748.  The
     funds should be sent to the attention of Delaware  Pooled Trust (be sure to have your bank include the name of the Portfolio(s)  selected,  the account number  assigned to you and your  account  name).  Federal  Funds  purchase orders will be accepted only on a day on which the Fund, the NYSE,  Bank of
     New York, and the Fund's custodians are open for business.

Additional Investments.  You may add to your shareholder account at any time and in any amount.  Procedures for purchasing  shares are the same as those followed for a new account as described above:

o    First,  notify  the Fund of your  impending  purchase  by calling us at 800
     231-8002,  or by contacting the Fund via another  method  acceptable to the
     Fund.

o    Then be sure that your bank follows the same  procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-Kind  Purchases.  The Fund, in its sole  discretion,  may permit investors to make an  investment  by a  contribution  of  securities  in-kind or by following another  procedure  that  will  have  the same  economic  effect  as an  in-kind purchase.  In either case,  such investors will be required to pay the brokerage or other  transaction  costs  arising in connection  with  acquiring the subject securities.  The purchase price per share for investors  purchasing shares by an in-kind  procedure or by such other  permitted  procedure  shall be the NAV next determined after  acceptance by the Portfolio of the investor's  purchase order.
Investors wishing to make an investment by a contribution of securities  in-kind should  contact the Fund at 800  231-8002 to determine  whether the  Portfolio's advisor will agree to accept the investor's  proposed in-kind  contribution and, if so, to make appropriate  arrangements to settle the  transaction.  The assets provided  to  the  Portfolio  pursuant  to  these  procedures  shall  be  valued consistent with the same valuation  procedures used to calculate the Portfolio's
NAV. See  "Valuation of Shares." At such time as the Fund  receives  appropriate regulatory  approvals to do so in the future, under certain  circumstances,  the
Fund may, at its sole discretion,  allow eligible investors who have an existing investment  counseling  relationship  with  an  affiliate  of  Delaware  to make investments  in any of the Fund's  Portfolios  by a  contribution  of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their  investments in the Portfolio  pursuant to  instructions of the Fund, by a contribution  of  securities  in-kind to the  Portfolio or by following  another procedure  that  will have the same  economic  effect  as an  in-kind  purchase.
Institutions  proposing  to invest an amount  that at the time they  contact the
Fund  would  constitute  5% or more of the  assets of The  International  Equity
Portfolio  will,  under normal  circumstances,  be required to make purchases by tendering  securities  in which  the  Portfolio  otherwise  would  invest  or by following  another  procedure  that  will  have the same  economic  effect as an in-kind purchase.  Such investors will be required to pay the brokerage or other transaction  costs arising in connection with acquiring the subject  securities.
Prospective investors will be notified after they contact the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

                              REDEMPTION OF SHARES

You may  withdraw  all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance  with the  instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good  order." The  proceeds of any  redemption may be more or less than the  purchase  price of your  shares  depending  on the market value of the investment securities held by the Portfolio.

In the case of The Emerging  Markets  Portfolio,  there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange  from one  Portfolio  to another  under the  exchange  privilege  or otherwise.  That  fee,  which  is  paid  by  the  redeeming  shareholder  to the
Portfolio,  equals 0.55% of the dollar amount redeemed for The Emerging  Markets
Portfolio.  This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately.  The fee will generally not apply in situations where shareholders are given their redemption  proceeds in-kind in portfolio  securities,  or as  otherwise  determined  by the  Fund as  described herein.  See "Other  Purchase and Redemption  Considerations"  and  "Redemptions
In-Kind" below.

How to Redeem Shares by Mail or Fax Message

"Good order" for purposes of mail or facsimile  message  redemptions  means that the request to redeem must adhere to the following procedures:

o    A letter of instruction  must be sent to the Fund  specifying the number of shares or dollar amount to be redeemed signed by the appropriate  corporate or  organizational  officer(s) or other designated  individuals or entities exactly as it appears on the Account  Registration Form. Unless a letter of instruction  directs  otherwise  or a  separate  written  request  has been submitted to the Fund as described in the next  paragraph,  the  redemption proceeds  will be  wired  to the  commercial  bank or  account  designation identified on the Account  Registration Form.  Signature guarantees will be required for certain types of transactions.*

o    If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account  Registration
     Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s)  authorized  to act on behalf of the  shareholder.  Under certain circumstances,  the Fund may require that a signature  guarantee  accompany your  request.*  Copies  of the  request  must be sent to both the  current commercial  bank and the new designee bank.  Prior to redemption,  the Fund will  telephonically  confirm  the change with both the current and the new designee banks.  Further  clarification of these procedures can be obtained by calling the Fund.

                                     Send your requests to:
                                     Delaware Pooled Trust
                                     Attn: Client Services
                                     2005 Market Street
                                     Philadelphia, PA 19103-7094
                                     Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

*    Call the Fund for specific signature-guarantee requirements.

How to Redeem Shares by Telephone

"Good  order" for purposes of  telephone  redemptions  means that the request to redeem must adhere to the following procedures:

o    If you have  previously  elected  the  Telephone  Redemption  Option on the
     Account  Registration  Form,  you can request a  redemption  of your shares
     (either by specifying the number of shares or dollar amount to be redeemed)
     by calling the Fund at 800 231-8002 and requesting the redemption  proceeds be wired to the commercial  bank or account  designation  identified on the
     Account Registration Form.

o    Shares cannot be redeemed by telephone if stock  certificates  are held for those shares,  or in instances when the in-kind  redemption  procedures are triggered, as described below. Please contact the Fund for further details.

o    In times of drastic market conditions,  the telephone redemption option may be  difficult  to  implement.  If you  experience  difficulty  in  making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

o    The Fund's telephone  redemption  privileges and procedures may be modified or  terminated  by  the  Fund  only  upon  written  notice  to  the  Fund's
     shaIreholders.

o    To change the name of the commercial bank or account  designated to receive the  redemption  proceeds as provided in the Account  Registration  Form or otherwise, a written request must be sent to the Fund at the address above.
     The request will be processed pursuant toI the procedures  described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition,  Fund service  providers have entered into  agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund's behalf.  For  purposes  of  pricing,  a  redemption  order  will be deemed to be received in "good order" when such authorized  agent accepts the order on behalf of the Fund pursuant to the terms of its  agreement.  Among other things,  there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption  order before the close of the NYSE's regular  trading hours in order to receive that day's NAV.

Redemptions In-Kind.  The Fund, in its sole discretion,  may permit shareholders to accept their redemption proceeds in-kind in portfolio  securities or pursuant to  another  procedure  that will have the same  economic  effect as an  in-kind redemption.  In either case, a shareholder  that redeems shares pursuant to this section  will bear the  brokerage  or other  transaction  costs of  selling  the portfolio  securities received in-kind  representing the value of their redeemed shares.  The redemption  price per share for  shareholders  redeeming  shares by in-kind or by such other  permitted  procedure  shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided  to the  shareholder  pursuant  to these  procedures  shall  be  valued consistent  with the same valuation  procedures  used to calculate a Portfolio's
NAV. See "Valuation of Shares."

Institutions  proposing to redeem an amount  which,  at the time they notify the
Fund of their intention to redeem (as described  below),  would constitute 5% or more of the  assets of The  International  Equity  Portfolio,  The Labor  Select
International  Equity  Portfolio,   The  Global  Fixed  Income  Portfolio,   The
International  Fixed Income  Portfolio,  or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their  redemption  proceeds in-kind in portfolio  securities,  unless they elect another  procedure  which  will  have the same  economic  effect  as an  in-kind redemption.  A shareholder may also be required to accept redemption proceeds by a distribution  in-kind of securities held by a Portfolio if the Fund determines that it would be detrimental  to the best  interests of the remaining  Portfolio shareholders  to make a  redemption  payment  wholly  or  partly  in cash.  Such shareholders  described  herein will be required to bear the  brokerage or other transaction costs of selling the portfolio securities received in-kind. The Fund has elected to be  governed  by Rule 18f-1 under the 1940 Act  pursuant to which the Fund is  obligated  to  redeem  shares  solely  in cash up to the  lesser of
$250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder.  Investors  should  contact  the Fund at 800  231-8002  for further information.

Important  Redemption  Information.  Because  the  Fund's  shares  are  sold  to institutions  and high net worth  individual  investors  with a relatively  high investment  minimum,  Fund shareholders likely will hold a significant number of
Fund shares. For this reason,  the Fund requests that shareholders  proposing to make a large  redemption order give the Fund at least 10 days' advance notice of any such order.  This request can easily be satisfied by calling the Fund at 800
231-8002, and giving notification of your future intentions.

Once a formal  redemption order is received in good order, the Fund, in the case of  redemptions  to be made in cash,  normally  will make payment for all shares redeemed  under this  procedure  within  three  Business  Days of receipt of the order.  In no event,  however,  will  payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption  or postpone the date at times when the NYSE is closed,  or under any emergency  circumstances  as determined by the SEC. As described above, the Fund may  also pay the  redemption  proceeds  in  whole or in part by a  distribution in-kind of  securities  held by a Portfolio in lieu of cash in  conformity  with applicable rules of the SEC.

Due to the relatively high cost of maintaining  shareholder  accounts,  the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000.  The Fund, however,  will not redeem shares based  solely upon market  reductions  in NAV. If the Fund  intends to take such action, a shareholder  would be notified and given 90 days to make an additional investment before the redemption is processed.

                  OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Payments to Intermediaries
The Distributor,  Lincoln Financial Distributors, Inc., and their affiliates may pay additional  compensation  (at their own expense and not as an expense of the
Portfolios) to certain  affiliated or unaffiliated  brokers,  dealers,  or other financial intermediaries (Financial  Intermediaries) in connection with the sale or  retention  of  Portfolio  shares  and/or  shareholder  servicing,  including providing  the  Portfolios  with  "shelf  space"  or a higher  profile  with the
Financial Intermediary's consultants,  sales persons and customers (distribution assistance).  The level of payments made to a qualifying Financial  Intermediary in any given  year will  vary.  To the  extent  permitted  by SEC and  Financial
Industry  Regulatory  Authority  (FINRA)  rules  and other  applicable  laws and regulations,  the  Distributor  may pay or allow  its  affiliates  to pay  other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor  makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that  particular  mutual fund than sponsors or  distributors  of other mutual funds make to your Financial  Intermediary  with respect to the  distribution of
the  shares  of  their  mutual  funds,  your  Financial   Intermediary  and  its
salespersons  may have a  financial  incentive  to favor  sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any  particular  time,  a  Financial  Intermediary  may  also  have a  financial incentive for  recommending  a particular  share class over other share classes.
You should consult with your  Financial  Intermediary  and review  carefully any disclosure  provided  by  such  Financial  Intermediary  as to  compensation  it receives in connection with  investment  products it recommends or sells to you.
In certain instances, the payments could be significant and may cause a conflict of interest for your Financial  Intermediary.  Any such payments will not change the NAV or the price of the Portfolios' shares.

For more information, please see the Portfolios' SAI.

Purpose  of  Reimbursement  Fees  for  Certain  Portfolios.   The  purchase  and
redemption  transaction  fees are  designed to reflect an  approximation  of the brokerage  and other  transaction  costs  associated  with the  investment of an investor's  purchase  amount or the  disposition  of assets to meet  redemptions
(especially in regards to costs involved in purchasing and selling international securities  for the  Portfolio),  and to limit the extent to which The  Emerging
Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such  costs.  These  costs  include,  but are not  limited  to: (1)
brokerage  costs;  (2) market  impact costs,  i.e.,  the change in market prices which may result when a Portfolio  purchases or sells thinly traded stocks;  and
(3) the effect of the "bid-asked" spread in international markets.

In  particular,  when a Portfolio  acquires  securities of companies in emerging markets,  brokerage and other  transaction  costs  incurred  when  purchasing or selling  such  stocks  are  extremely  high.  There  are  generally  three  main components of transaction  costs - brokerage  fees,  the difference  between the bid/asked spread, and market impact.  Each one of these factors is significantly more expensive in emerging market  countries than in the United States,  because there is less competition among brokers,  lower utilization of technology on the part of the  exchanges  and brokers,  the lack of  derivative  instruments,  and generally less liquid  markets.  Consequently,  brokerage  commissions are high, bid/asked  spreads  are wide,  and the  market  impact is  significant  in those markets.  In addition to the  customary  costs  described  above,  most  foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the  reimbursement  fees are  designed to include an  approximation  of as well.
Without the  reimbursement  fee, a Portfolio  would incur these costs  directly, resulting in reduced investment  performance for all its shareholders.  With the fee, the brokerage and other  transaction costs of purchasing and selling stocks are borne not by all existing  shareholders,  but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by  contributions of  securities  in-kind or  reinvestments  of dividends or other  distributions.
Similarly,  the  redemption  reimbursement  fee  will  generally  not  apply  to redemptions  made  through  the  delivery  of  securities  in-kind  held  in the
Portfolios.  In  addition,  the  Fund  may,  in  its  sole  discretion,   permit
alternative  purchase and  redemption  methods  designed to accomplish  the same economic  effect as the  reimbursement  fees.  The Fund may waive or reduce  the amount of the  reimbursement  fees in situations where the Fund considers such a waiver  or  reduction  to be  equitable  in  light of the  circumstances  of the transaction and the purpose of the reimbursement  fees. The Fund intends to only waive or reduce  the  amount of such  reimbursement  fees to the  extent  that a
Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed  in-kind).  If the
Fund determines to accept an alternative  method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

Fair  Valuation.  When a  Portfolio  uses fair value  pricing,  it may take into account any factors it deems  appropriate.  A Portfolio may determine fair value based upon developments  related to a specific  security,  current valuations of foreign stock indices (as reflected in U.S.  futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate  its NAV may  differ  from  quoted or  published  prices  for the same securities.  Fair value  pricing  may  involve  subjective  judgments  and it is possible that the fair value  determined for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  Portfolios may use fair value pricing more  frequently for securities primarily traded in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities at 4:00 p.m.,  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this,  a Portfolio  may  frequently  value many foreign equity  securities using fair value prices based on third-party  vendor modeling tools to the extent available.

Subject  to  the  Board's  oversight,   each  Portfolio's  Board  has  delegated
responsibility  for  valuing a  Portfolio's  assets to a  Pricing  Committee  of
Delaware,  which  operates  under the  policies and  procedures  approved by the
Board,  to value a Portfolio's  assets on behalf of the  Portfolio.  The Pricing
Committee values Portfolio assets as described above.

Investments by large,  institutional investors. From time to time, certain large institutional investors may invest in the Portfolios. A Portfolio may experience relatively  large  investments or  redemptions as a result of the  institutional
investors   either   purchasing  or  redeeming  a  Portfolio's   shares.   These
transactions  may  affect  a  Portfolio,  since  a  portfolio  that  experiences redemptions may be required to sell portfolio  securities,  and a portfolio that receives  additional  cash will need to invest  it.  While it is  impossible  to predict  the  overall  impact of these  transactions  over time,  there could be adverse  effects  on  portfolio  management  to the  extent a  Portfolio  may be required  to sell  securities  or  invest  cash at times  when  they  would  not otherwise do so. These transactions could also have tax consequences if sales of securities  result  in gains,  and  could  also  increase  transaction  costs or portfolio turnover. The Manager,  representing the interests of a Portfolio,  is committed to minimizing the impact of such transactions on a Portfolio.

Frequent Trading of Fund Shares. Each Portfolio  discourages purchases by market timers and purchase orders  (including the purchase side of exchange  orders) by shareholders  identified as market  timers may be rejected.  The Fund's Board of
Trustees has adopted  policies and  procedures  designed to detect,  deter,  and prevent  trading  activity  detrimental to the Portfolios and its  shareholders, such as market  timing.  The Fund will consider  anyone who follows a pattern of market timing in any Delaware Investments(R)Fund or the Optimum Fund Trust to be
a market  timer and may consider  anyone who has  followed a similar  pattern of market timing at an unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" - that is,  purchases  into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer.  In  determining  whether  market timing has occurred,  a Portfolio  will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares  through the exchange  privilege.  Each  Portfolio  reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio's  exchange  privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange  order.  Each Portfolio  reserves the right to restrict or reject,  without  prior  notice,  any purchase  order or exchange  order for any reason,  including  any  purchase  order  or  exchange  order  accepted  by  any
shareholder's   financial   intermediary   or  in  any   omnibus-type   account.
Transactions  placed in violation of a Portfolio's  market timing policy are not necessarily  deemed  accepted  by  the  Portfolio  and  may be  rejected  by the
Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions  will  continue to be permitted in accordance  with the  Portfolios'
current  Prospectus.  A redemption of shares under these  circumstances could be costly to a shareholder if, for example,  the shares have declined in value, the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred  sales  charge,   or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases, sales and exchanges of Portfolio shares and avoid frequent trading in
Portfolio shares.

Each  Portfolio  reserves  the right to modify this  policy at any time  without notice, including modifications to the Portfolios' monitoring procedures and the procedures to close accounts to new purchases.  Although the  implementation  of this  policy  involves  judgments  that  are  inherently  subjective  and may be selectively  applied,  we seek to  make  judgments  and  applications  that  are consistent  with the interests of the  Portfolios'  shareholders.  While we will take  actions  designed to detect and  prevent  market  timing,  there can be no assurance that such trading  activity will be completely  eliminated.  Moreover, the  Portfolios'  market timing  policy does not require the  Portfolios to take action in response to frequent  trading  activity.  If a Portfolio elects not to take any action in response to frequent trading,  such frequent trading activity could continue.

Risks of  Market  Timing.  By  realizing  profits  through  short-term  trading, shareholders  that  engage  in  rapid  purchases  and  sales or  exchanges  of a
Portfolio's  shares  dilute the value of shares held by long-term  shareholders.
Volatility  resulting  from  excessive  purchases  and  sales  or  exchanges  of
Portfolio  shares,  especially  involving  large  dollar  amounts,  may  disrupt efficient portfolio management.  In particular,  a Portfolio may have difficulty implementing its long-term  investment  strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may also force the Portfolio to sell portfolio  securities at  inopportune  times to raise cash to accommodate  short-term  trading  activity.  This could  adversely affect a Portfolio's performance if, for example, the Portfolio incurs increased brokerage costs and  realization of taxable capital gains without  attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the  closing of the  foreign  market and a fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology, and other  specific  industry  sector  securities,  and in certain  fixed income securities,  such as high yield  bonds,  asset-backed  securities,  or municipal bonds.

Transaction Monitoring Procedures.  Each Portfolio,  through its transfer agent, maintains  surveillance  procedures  designed to detect  excessive or short-term trading in Portfolio shares.  This monitoring  process involves several factors, which include  scrutinizing  transactions in Portfolio  shares for violations of the  Portfolios'  market  timing  policy  or other  patterns  of  short-term  or excessive trading. For purposes of these transaction monitoring procedures,  the
Portfolios  may  consider  trading  activity by multiple  accounts  under common ownership,  control,  or  influence  to be trading by a single  entity.  Trading activity  identified  by these  factors,  or as a result of any other  available information,  will  be  evaluated  to  determine  whether  such  activity  might constitute market timing.  These procedures may be modified from time to time to improve the  detection of excessive or  short-term  trading or to address  other concerns.  Such changes may be necessary or  appropriate,  for example,  to deal with issues specific to certain  retirement  plans,  plan exchange limits,  U.S.
Department of Labor regulations,  certain automated or pre-established exchange,
asset-allocation  or  dollar  cost  averaging   programs,   or  omnibus  account
arrangements.

Omnibus  account  arrangements  are  common  forms  of  holding  shares  of  the
Portfolios,  particularly  among  certain  broker/dealers  and  other  financial intermediaries,  including  sponsors of retirement plans and variable  insurance products. The Portfolios will attempt to have financial intermediaries apply the
Portfolios'   monitoring  procedures  to  these  omnibus  accounts  and  to  the individual  participants  in  such  accounts.  However,  to  the  extent  that a financial  intermediary  is not  able or  willing  to  monitor  or  enforce  the
Portfolios'  frequent  trading  policy with respect to an omnibus  account,  the
Portfolios or their agents may require the financial  intermediary to impose its frequent  trading policy,  rather than the Portfolios'  policy,  to shareholders investing in the Portfolios through the financial intermediary.

A financial  intermediary may impose  different  requirements or have additional restrictions on the frequency of trading than the Portfolios.  Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting  purchases for a designated period of time (typically 30 to 90 days)
by investors  who have  recently  purchased or redeemed  Portfolio  shares,  and similar  restrictions.  The Portfolios' ability to impose such restrictions with respect to accounts traded through particular financial  intermediaries may vary
depending   on   systems   capabilities,   applicable   contractual   and  legal
restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine  whether your financial  intermediary  imposes any additional or different limitations. In an effort to discourage market timers in such accounts,  the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including  termination of the omnibus account's authorization to purchase Portfolio shares.

Limitations on Ability to Detect and Curtail Market Timing. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and,  despite the efforts of the  Portfolios  and their agents to detect  market timing in Portfolio shares,  there is no guarantee that a Portfolio will be able
to  identify  these  shareholders  or  curtail  their  trading   practices.   In
particular,  the Portfolio may not be able to detect market timing  attributable to a  particular  investor  who effects  purchase,  redemption  and/or  exchange activity in  Portfolio  shares  through  omnibus  accounts.  The  difficulty  of detecting  market  timing may be further  compounded if these  entities  utilize multiple tiers or omnibus accounts.

Miscellaneous.  Neither the Fund, the Portfolios, the Fund's transfer agent, the
Fund's  custodians,  nor any of the Fund's  affiliates,  are responsible for any losses incurred in acting upon investor  instructions (via written  instruction, telephone  instruction  or otherwise) for purchase,  redemption,  or exchange of
Portfolio  shares which are reasonably  believed to be genuine.  With respect to such  transactions,  the Fund will attempt to ensure that reasonable  procedures are used to confirm that instructions communicated to the Fund are genuine.

                               VALUATION OF SHARES

The price of a Portfolio's  shares is based on the Portfolio's NAV per share. We determine  a  Portfolio's  NAV per share at the close of regular  trading on the
NYSE  (normally  4:00  p.m.  Eastern  Time)  each day that the NYSE is open.  We calculate this value by adding the market value of all the securities and assets in each  Portfolio's  portfolio,  deducting  all  liabilities,  and dividing the resulting number by the number of shares outstanding.  The result is the NAV per share.  We  generally  price  securities  and  other  assets  for  which  market quotations  are readily  available at their market value.  For  Portfolios  that invest  primarily  in  foreign  securities,  the NAV may change on days when the shareholders  will not be able to purchase or redeem Portfolio  shares. We price fixed  income  securities  on  the  basis  of  valuations  provided  to us by an independent pricing service that uses methods approved by the Board of Trustees.
We price any fixed income  securities  that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use  methods  approved  by the  Board of  Trustees  that are  designed  to price securities at their fair market value.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions.  Each Portfolio has qualified,  or intends to elect and qualify, to be treated as a regulated  investment company under Subchapter M of the Code. As a regulated  investment  company, a Portfolio  generally pays no federal  income  tax  on the  income  and  gains  it  distributes  to  you.  The
Intermediate  Fixed  Income  Portfolio  expects to declare  dividends  daily and distribute them monthly.  The Real Estate  Investment Trust Portfolio expects to declare and distribute  dividends  quarterly.  The Large-Cap Growth Equity,  The
Global Fixed Income, The International Fixed Income, The Large-Cap Value Equity,
The Mid-Cap  Growth  Equity,  The Small-Cap  Growth  Equity,  The Focus Smid-Cap
Growth Equity, The Smid-Cap Growth Equity,  The International  Equity, The Labor
Select International Equity, The Emerging Markets, The Select 20, The Core Focus
Fixed Income,  The High-Yield  Bond, The Core Plus Fixed Income,  and The Global
Real Estate Securities Portfolios and The Real Estate Investment Trust Portfolio
II expect to declare and distribute all of their net investment  income, if any, to shareholders as dividends annually.

Net realized  capital  gains,  if any, will be  distributed  at least  annually, usually in December.  The amount of any distribution  will vary, and there is no guarantee  a  Portfolio  will pay either an income  dividend  or a capital  gain distribution. Unless a shareholder elects to receive dividends and capital gains distributions  in cash,  all dividends and capital gains  distributions  will be automatically  paid  in  additional  shares  at NAV  of a  Portfolio.  For  more information or questions regarding reinvesting dividends, call 800 231-8002.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you  received  the  previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your  statement,  the  Portfolios  make every effort to search for reclassified income to reduce the number of corrected forms mailed to  shareholders.  However,  when necessary,  a Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information. Use the information on your corrected Form 1099-DIV, not the information on your statement,  for tax returns.

Avoid  "Buying  A  Dividend."  If you are a  taxable  investor  and  invest in a
Portfolio  shortly  before  the  record  date  of a  taxable  distribution,  the distribution will lower the value of the Portfolio's shares by the amount of the distribution  and, in effect,  you will receive some of your  investment back in the form of a taxable distribution.

Tax  Considerations.  In  general,  if you  are a  taxable  investor,  Portfolio distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true  whether you  reinvest  your  distributions  in  additional
Portfolio shares or receive them in cash.

For federal income tax purposes,  Portfolio  distributions of short-term capital gains  are  taxable  to you  as  ordinary  income.  Portfolio  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders  at long-term  capital gain rates provided  certain  holding period requirements are met.

A sale or redemption of Portfolio shares is a taxable event and, accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Portfolio shares for shares of a different Delaware Investments(R)  Portfolio is the same as a sale.

By  law,  if  you  do  not  provide  a  Portfolio  with  your  proper   taxpayer
identification number and certain required certifications, you may be subject to backup  withholding on any  distributions  of income,  capital gains or proceeds from  the  sale of your  shares.  A  Portfolio  also  must  withhold  if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Portfolio  distributions  and gains from the sale or exchange of your  Portfolio shares generally are subject to state and local taxes. If a Portfolio  qualifies to pass through to you the tax benefit  from  foreign  taxes that it pays on its investments,  and  elects  to do so,  then  any  foreign  taxes  it  pays on its investments  may be passed  through  to you as a foreign  tax  credit.  Non-U.S.
investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate or estate tax, and are subject to special U.S. tax  certification  requirements.
Non-U.S.  investors  may also be subject to U.S. tax as if he or she were a U.S.
person on distributions  from a Portfolio  attributable to gain from disposition of a U.S. real property interest as discussed in the SAI for the Portfolios.

A Portfolio must pay the tax on any "excess inclusion income" received, directly or indirectly through certain REITs, from certain mortgage pooling vehicles that
is   allocable  to  Portfolio   shares  held  by   disqualified   organizations.
"Disqualified   organizations"   for  this   purpose   are   generally   certain
cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated  business  taxable income.  To the extent that a Portfolio shares  owned  by a  disqualified  organization  are  held in  record  name by a broker/dealer  or other nominee,  a Portfolio must inform the  broker/dealer  or other  nominee  of the  excess  inclusion  income  allocable  to  them  and  the broker/dealer  or  other  nominee  must  pay  the  tax  on  the  portion  of the
Portfolio's  excess  inclusion  income  allocable  to  them  on  behalf  of  the disqualified organizations.

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal,  state, local or foreign tax  consequences  before  making  an  investment  in  a  Portfolio.  Additional information on tax matters is included in the SAI.

                              FINANCIAL HIGHLIGHTS

The  financial   highlights  tables  are  intended  to  help  you  understand  a
Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the  reinvestment of all dividends and  distributions.  All "per share"
information  reflects  financial  results  for a single  Portfolio  share.  This information  for each of the fiscal years or periods  ended October 31 presented below  have been  audited by [_______________],  whose  reports,  along with the
Fund's financial  statements,  are included in the Fund's annual reports,  which are available upon request by calling 800 231-8002.

                                                     The Large-Cap Growth Equity
                                                                       Portfolio
------------------------------------------------ -------------------------------

                                                 Fiscal year          11/1/05(1)
                                                 ended 10/31/07      to 10/31/06
------------------------------------------------ ---------------- --------------

Net asset value, beginning of period                                      $8.500

Income  from investment operations:

Net investment income(2)                                                   0.008

Net realized and unrealized gain on investments                            0.277
                                                                           -----
Total from investment operations                                           0.285
                                                                           -----
Less dividends and distributions from:

Net investment income                                                    (0.005)
                                                                           -----
Total dividends and distributions                                        (0.005)
                                                                           -----
Net asset value, end of period                                            $8.780
                                                                           =====
Total return(3)                                                            3.35%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $286,848

Ratio of expenses to average net assets                                    0.65%

Ratio of expenses to average net assets prior                              0.71%
     to expense limitation and expenses paid
     indirectly

Ratio of net investment income to average net                              0.10%
     assets

Ratio of net investment income to average net
     assets prior to expense limitation and                                0.04%
     expenses paid indirectly

Portfolio turnover                                                           25%

(1)  Date of commencement of operations.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                 The Large-Cap Value Equity Portfolio
                                                                                                     Year ended 10/31

------------------------------------------------ ---------------------------------------------------------------------

                                                         2007          2006          2005          2004          2003
------------------------------------------------ ------------- ------------- ------------- ------------- -------------

Net asset value, beginning of period                                $17.330       $16.260       $14.920       $12.600

Income (loss) from investment operations:

Net investment income(1)                                              0.353         0.255         0.254         0.268

Net realized and unrealized gain (loss) on
investments                                                           3.531         0.990         1.372         2.294
                                                                      -----         -----         -----         -----
Total from investment operations                                      3.884         1.245         1.626         2.562
                                                                      -----         -----         -----         -----
Less dividends and distributions from:

Net investment income                                                (0.254)       (0.175)       (0.286)       (0.242)
                                                                      -----         -----         -----         -----
Total dividends and distributions                                    (0.254)       (0.175)       (0.286)       (0.242)
                                                                      -----         -----         -----         -----
Net asset value, end of period                                      $20.960       $17.330       $16.260       $14.920
                                                                     ======        ======        ======        ======
Total return(2)                                                       22.66%         7.69%        11.00%        20.60%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $16,317        $9,640       $15,521       $38,566

Ratio of expenses to average net assets                                0.68%         0.69%         0.68%         0.63%

Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                                        1.15%         1.29%         0.85%         0.85%

Ratio of net investment income to average net
     assets                                                            1.88%         1.49%         1.61%         2.01%

Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly                                          1.41%         0.89%         1.44%         1.79%

Portfolio turnover                                                      109%           49%           67%           68%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                  The Mid-Cap Growth Equity Portfolio
                                                                                                     Year ended 10/31
------------------------------------------------ -----------------------------------------------------------------------

                                                         2007          2006          2005          2004          2003
------------------------------------------------ ------------- -------------- ------------- -------------- -------------

Net asset value, beginning of period                                 $3.830        $3.440        $3.230        $2.450

Income (loss) from investment operations:

Net investment loss(1)                                               (0.004)       (0.015)       (0.010)       (0.012)

Net realized and unrealized gain (loss) on
      investments                                                     0.352         0.526         0.220         0.792
                                                                      -----         -----         -----         -----
Total from investment operations                                      0.348         0.511         0.210         0.780
                                                                      -----         -----         -----         -----
Less dividends and distributions from:

Net realized gain on investments                                     (0.238)       (0.121)            -             -
                                                                      -----         -----         -----         -----
Total dividends and distributions                                    (0.238)       (0.121)            -             -
                                                                      -----         -----         -----         -----
Net asset value, end of period                                       $3.940        $3.830        $3.440        $3.230
                                                                      =====         =====         =====         =====
Total return(2)                                                        9.18%        15.05%         6.50%        31.84%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $17,197       $19,174       $17,696       $13,938

Ratio of expenses to average net assets                                0.93%         0.93%         0.92%         0.93%

Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                                       1.01%         0.99%         0.94%         1.03%

Ratio of net investment loss to average net
      assets                                                          (0.10%)       (0.40%)       (0.31%)       (0.41%)

Ratio of net investment loss to average net
      assets prior to expense limitation and
      expenses paid indirectly                                        (0.18%)       (0.46%)       (0.33%)       (0.51%)

Portfolio turnover                                                       83%           84%          113%          111%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                   The Small-Cap Growth Equity Portfolio
                                                                                                        Year ended 10/31
------------------------------------------------ ------------------------------------------------------------------------

                                                         2007          2006          2005          2004          2003
------------------------------------------------ ------------- -------------- ------------- -------------- --------------

Net asset value, beginning of period                                $15.460       $14.300       $13.390       $10.130

Income (loss) from investment operations:

Net investment loss(1)                                               (0.068)       (0.050)       (0.061)       (0.042)

Net realized and unrealized gain (loss) on
    investments                                                       1.898         1.210         0.971         3.302
                                                                      -----         -----         -----         -----
Total from investment operations                                      1.830         1.160         0.910         3.260
                                                                      -----         -----         -----         -----
Net asset value, end of period                                      $17.290       $15.460       $14.300       $13.390
                                                                     ======        ======        ======        ======
Total return(2)                                                       11.84%         8.11%         6.80%        32.18%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $68,037       $77,896      $108,043       $94,168

Ratio of expenses to average net assets                                0.89%         0.86%         0.85%         0.87%

Ratio of expenses to average net assets prior
    to expense limitation and expenses paid
    indirectly                                                         0.90%         0.86%         0.85%         0.88%

Ratio of net investment loss to average net
    assets                                                            (0.40%)       (0.34%)       (0.43%)       (0.37%)

Ratio of net investment loss to average net
    assets prior to expense limitation and
    expenses paid indirectly                                          (0.41%)       (0.34%)       (0.43%)       (0.38%)

Portfolio turnover                                                       69%           61%           67%           47%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers  and  payment  of fees by the  Manager,  as  applicable.
     Performance would have been lower had the voluntary expense  limitation not been in effect.

                                                                              The Focus Smid-Cap Growth Equity Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
                                                                                     Year ended 10/31
-------------------------------------------------------------- --------------------------------------- ------------------
                                                                                                                  Period
                                                                2007           2006              2005          12/1/03(1)
                                                                                                                 through
                                                                                                                10/31/04
-------------------------------------------------------------- ------ -------------- ----------------- ------------------
Net asset value, beginning of period                                         $9.460            $8.360             $8.500

Income (loss) from investment operations:

Net investment income (loss)(2)                                               0.018            (0.054)            (0.037)

Net realized and unrealized gain (loss) on investments                        0.812             1.154             (0.103)
                                                                              -----             -----              -----
Total from investment operations                                              0.830             1.100             (0.140)
                                                                              -----             -----              -----
Net asset value, end of period                                              $10.290            $9.460             $8.360
                                                                             ======             =====              =====
Total return(3)                                                                8.77%            13.16%             (1.65%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                      $6,099            $2,226             $1,968

Ratio of expenses to average net assets                                        0.92%(4)          0.93%(4)           0.92%

Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                                  1.36%             1.93%              1.61%

Ratio of net investment income (loss) to average net assets                    0.18%            (0.60%)            (0.48%)

Ratio of net investment loss to average net assets prior to
      expense limitation and expenses paid indirectly                         (0.26%)           (1.60%)            (1.17%)

Portfolio turnover                                                              113%               86%                75%

(1)  Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

(4)  Ratios for the year ended  October 31, 2006 and 2005,  including  fees paid indirectly in accordance  with  Securities and Exchange  Commission  rules, were 0.98% and 0.95%, respectively.

                                                                            The Smid-Cap Growth Equity Portfolio
---------------------------------------------------------------- ------------------------------------------------

                                                                             Years ended
                                                                                   10/31
                                                                 ------------------------
                                                                                                 Period 12/1/04(1)
                                                                 2007               2006        through 10/31/05
---------------------------------------------------------------- ---- ------------------- -----------------------

Net asset value, beginning of period                                              $8.670                  $8.500

Income (loss) from investment operations:

Net investment loss(2)                                                            (0.052)                 (0.050)

Net realized and unrealized gain on investments                                    1.152                   0.220
                                                                                   -----                   -----
Total from investment operations                                                   1.100                   0.170
                                                                                   -----                   -----
Net asset value, end of period                                                    $9.770                  $8.670
                                                                                   =====                   =====
Total return(3)                                                                    12.69%                   2.00%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                           $2,299                  $2,040

Ratio of expenses to average net assets                                             0.92%(4)                0.92%(4)

Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                                       1.87%                   2.36%

Ratio of net investment loss to average net assets                                 (0.55%)                 (0.58%)

Ratio of net investment loss to average net assets prior to
      expense limitation and expenses paid indirectly                              (1.50%)                 (2.02%)

Portfolio turnover                                                                    87%                     80%

(1)  Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

(4)  Ratios for the year ended October 31, 2006 and the period ended October 31,
     2005,  including  fees paid  indirectly in accordance  with  Securities and
     Exchange Commission rules, were 1.02% and 0.98%, respectively.

                                                                              The Real Estate Investment Trust Portfolio Class
                                                                                                              Year ended 10/31
---------------------------------------------------- --------------------------------------------------------------------------

                                                              2007           2006           2005           2004           2003
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------

Net asset value, beginning of period                                      $21.410        $21.150        $17.410        $14.180

Income from investment operations:

Net investment income(1)                                                    0.404          0.494          0.492          0.656

Net realized and unrealized gain on investments                             5.913          2.101          4.341          3.530
                                                                            -----          -----          -----          -----
Total from investment operations                                            6.317          2.595          4.833          4.186
                                                                            -----          -----          -----          -----
Less dividends and distributions from:

Net investment income                                                      (0.516)        (0.478)        (0.599)        (0.604)

Net realized gain on investments                                           (3.011)        (1.857)        (0.494)        (0.352)
                                                                            ----           -----          -----          -----
Total dividends and distributions                                          (3.527)        (2.335)        (1.093)        (0.956)
                                                                            -----          -----          -----          -----
Net asset value, end of period                                            $24.200        $21.410        $21.150        $17.410
                                                                           ======         ======         ======         ======

Total return(2)                                                             33.77%         12.54%         28.78%         30.90%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                   $22,802        $20,956        $29,512        $26,620

Ratio of expenses to average net assets                                      1.09%          1.09%          1.15%          1.15%

Ratio of expenses to average net assets prior to
      expense limitation and expenses paid
      indirectly                                                             1.09%          1.09%          1.28%          1.30%

Ratio of net investment income to average net
      assets                                                                 1.90%          2.32%          2.60%          4.31%

Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                                               1.90%          2.32%          2.47%          4.16%

Portfolio turnover                                                             60%            37%            43%            48%

1. The  average  shares  outstanding  method  has  been  applied  for per  share information.
2. Total investment  return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the
Manager,  as  applicable.  Performance  would  have been  lower had the  expense limitation not been in effect.

                                                                      The Real Estate Investment Trust Portfolio II
                                                                                                   Year ended 10/31
-------------------------------------------------- -----------------------------------------------------------------

                                                          2007         2006          2005          2004          2003
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Net asset value, beginning of period                                $26.430       $26.220       $21.890       $17.320

Income from investment operations:

Net investment income(1)                                              0.589         0.712         0.662         0.914

Net realized and unrealized gain on investments                       7.423         2.409         5.179         4.288
                                                                      -----         -----         -----         -----
Total from investment operations                                      8.012         3.121         5.841         5.202
                                                                      -----         -----         -----         -----
Less dividends and distributions from:

Net investment income                                                (1.101)       (0.172)       (0.963)       (0.632)

Net realized gain on investments                                     (2.611)       (2.739)       (0.548)            -
                                                                      -----         -----         -----         -----
Total dividends and distributions                                    (3.712)       (2.911)       (1.511)       (0.632)
                                                                      -----         -----         -----         -----
Net asset value, end of period                                      $30.730       $26.430       $26.220       $21.890
                                                                     ======        ======        ======        ======
Total return(2)                                                       34.27%        12.33%        28.16%        31.00%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $25,417       $55,382       $54,630       $38,290

Ratio of expenses to average net assets                                0.86%         0.86%         0.83%         0.85%

Ratio of expenses to average net assets prior to
      expense limitation and expenses paid
      indirectly                                                       0.94%         0.89%         0.87%         0.89%

Ratio of net investment income to average net
      assets                                                           2.22%         2.73%         2.83%         4.80%

Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                                         2.14%         2.70%         2.79%         4.76%

Portfolio turnover                                                       68%           41%           52%           69%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                              The Select 20 Portfolio
                                                                                                     Year ended 10/31
------------------------------------------------ ---------------------------------------------------------------------

                                                         2007          2006          2005          2004          2003
------------------------------------------------ ------------- ------------- ------------- ------------- -------------

Net asset value, beginning of period                                 $5.590        $4.960        $4.870        $3.640

Income (loss) from investment operations:

Net investment loss(1)                                               (0.011)       (0.008)       (0.013)       (0.010)

Net realized and unrealized gain (loss) on
     investments and foreign currencies                               0.191         0.638         0.103         1.240
                                                                      -----         -----         -----         -----
Total from investment operations                                      0.180         0.630         0.090         1.230
                                                                      -----         -----         -----         -----
Net asset value, end of period                                       $5.770        $5.590        $4.960        $4.870
                                                                      =====         =====         =====         =====
Total return(2)                                                        3.22%        12.70%         1.85%        33.79%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $7,983       $14,522        $6,727        $6,611

Ratio of expenses to average net assets                                0.89%         0.90%         0.89%         0.89%

Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                                        1.06%         1.15%         1.16%         1.02%

Ratio of net investment loss to average net
     assets                                                           (0.20%)       (0.14%)       (0.25%)       (0.25%)

Ratio of net investment loss to average net
     assets prior to expense limitation and
     expenses paid indirectly                                         (0.37%)       (0.39%)       (0.52%)       (0.38%)

Portfolio turnover                                                       55%          220%           99%           90%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                         The International Equity Portfolio
                                                                                                           Year ended 10/31
------------------------------------------------ ---------------------------------------------------------------------------

                                                         2007            2006            2005           2004           2003
------------------------------------------------ -------------- -------------- --------------- -------------- --------------

Net asset value, beginning of period                                  $20.460         $17.650        $14.750        $11.800

Income (loss) from investment operations:

Net investment income(1)                                                0.671           0.554          0.402          0.370

Net realized and unrealized gain (loss) on
      investments and foreign currencies                                5.247           2.500          2.834          2.896
                                                                        -----           -----          -----          -----
Total from investment operations                                        5.918           3.054          3.236          3.266
                                                                        -----           -----          -----          -----
Less dividends and distributions from:

Net investment income                                                  (0.531)         (0.244)        (0.336)        (0.255)

Net realized gain on investments                                       (0.517)              -              -        (0.061)
                                                                        -----           -----          -----          -----
Total dividends and distributions                                      (1.048)         (0.244)        (0.336)        (0.316)
                                                                        -----           -----          -----          -----
Net asset value, end of period                                        $25.330         $20.460        $17.650        $14.750
                                                                       ======          ======         ======         ======
Total return(2)                                                         30.13%          17.45%         22.26%         28.50%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $2,167,690      $1,853,300     $1,266,246       $650,163

Ratio of expenses to average net assets                                  0.90%           0.88%          0.88%          0.90%

Ratio of net investment income to average net
      assets                                                             2.98%           2.84%          2.46%          2.93%

Portfolio turnover                                                         19%             10%             9%             6%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value.

                                                                            The Labor Select International Equity Portfolio
                                                                                                           Year ended 10/31
--------------------------------------------------- ----------------------------------------------------------------------

                                                         2007            2006            2005           2004           2003
--------------------------------------------------- ------------- -------------- ------------- ------------- -------------

Net asset value, beginning of period                                  $17.630         $15.360        $13.030        $10.370

Income (loss) from investment operations:

Net investment income(1)                                                0.612           0.470          0.385          0.321

Net realized and unrealized gain (loss) on
      investments and foreign currencies                                4.701           2.152          2.326          2.594
                                                                        -----           -----          -----          -----
Total from investment operations                                        5.313           2.622          2.711          2.915
                                                                        -----           -----          -----          -----
Less dividends and distributions from:

Net investment income                                                  (0.454)         (0.153)        (0.228)        (0.233)

Net realized gain on investments                                       (0.109)         (0.199)        (0.153)        (0.022)
                                                                        -----           -----          -----          -----
Total dividends and distributions                                      (0.563)         (0.352)        (0.381)        (0.255)
                                                                        -----           -----          -----          -----
Net asset value, end of period                                        $22.380         $17.630        $15.360        $13.030
                                                                       ======          ======         ======         ======
Total return(2)                                                         30.91%          17.30%         21.20%         28.71%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $955,535        $650,549       $452,413       $192,433

Ratio of expenses to average net assets                                  0.89%           0.89%          0.88%          0.91%

Ratio of net investment income to average net
      assets                                                             3.09%           2.78%          2.69%          2.83%

Portfolio turnover                                                         21%              7%             6%            10%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value.

                                                                                         The Emerging Markets Portfolio
                                                                                                       Year ended 10/31
-------------------------------------------------- ---------------------------------------------------------------------

                                                           2007          2006          2005          2004          2003
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------

Net asset value, beginning of period                                  $17.150       $13.740       $10.670        $6.790

Income (loss) from investment operations:

Net investment income(1)                                                0.397         0.486         0.361         0.197

Net realized and unrealized gain on investments
    and foreign currencies                                              2.963         4.040         2.908         3.860
                                                                        -----         -----         -----         -----
Total from investment operations                                        3.360         4.526         3.269         4.057
                                                                        -----         -----         -----         -----
Less dividends and distributions from:

Net investment income                                                  (0.540)       (0.242)       (0.260)       (0.225)

Net realized gain on investments                                       (4.637)       (0.948)            -             -
                                                                        -----         -----         -----         -----
Total dividends and distributions                                      (5.177)       (1.190)       (0.260)       (0.225)
                                                                        -----         -----         -----         -----
Reimbursement fees:

Purchase reimbursement fees(1,2)                                        0.003         0.012         0.058         0.034

Redemption reimbursement fees(1,2)                                      0.024         0.062         0.003         0.014
                                                                        -----         -----         -----         -----
                                                                        0.027         0.074         0.061         0.048
                                                                        -----         -----         -----         -----
Net asset value, end of period                                        $15.360       $17.150       $13.740       $10.670
                                                                       ======        ======        ======        ======
Total return(3)                                                         25.12%        35.36%        31.74%        62.19%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $717,464      $698,291      $623,649      $256,168

Ratio of expenses to average net assets                                  1.27%         1.28%         1.22%         1.23%

Ratio of net investment income to average net
    assets                                                               2.70%         3.11%         2.94%         2.42%

Portfolio turnover                                                         30%           48%           36%           69%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  The  Portfolio  charges  a  0.75%  purchase  reimbursement  fee and a 0.75%
     redemption reimbursement fee which are retained by the Portfolio.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value.

                                                           The Global Real Estate
                                                             Securities Portfolio
------------------------------------------------ ---------------------------------

                                                                          1/10/07(1)
                                                                      to 10/31/07
------------------------------------------------ ---------------- ----------------

Net asset value, beginning of period

Income  from investment operations:

Net investment income(2)

Net realized and unrealized gain on investments

Total from investment operations

Less dividends and distributions from:

Net investment income

Total dividends and distributions

Net asset value, end of period

Total return(3)

Ratios and supplemental data:

Net assets, end of period (000 omitted)

Ratio of expenses to average net assets

Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly

Ratio of net investment income to average net
     assets

Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly

Portfolio turnover

(1)  Date of commencement of operations.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                    The Intermediate Fixed Income Portfolio
                                                                                                           Year ended 10/31
                                                        --------------------------------------------------------------------

                                                                2007          2006         2005          2004          2003
                                                        ------------- ------------- ------------ ------------- -------------

Net asset value, beginning of period                                        $9.960      $10.310       $10.270       $10.040

Income (loss) from investment operations:

Net investment income                                                        0.427        0.382         0.364        0.380

Net realized and unrealized gain (loss) on investments                       0.025       (0.283)        0.134        0.296
                                                                             -----        -----         -----        -----
Total from investment operations                                             0.452        0.099         0.498        0.676
                                                                             -----        -----         -----        -----
Less dividends and distributions from:

Net investment income                                                       (0.472)      (0.449)       (0.458)      (0.446)
                                                                             -----        ----          -----        -----
Total dividends and distributions                                           (0.472)      (0.449)       (0.458)      (0.446)
                                                                             -----        -----         -----        -----
Net asset value, end of period                                              $9.940       $9.960       $10.310      $10.270
                                                                             =====        =====        ======       ======
Total return(1)                                                               4.68%        0.97%         4.95%        6.83%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                    $28,795      $15,786       $18,930       $2,294

Ratio of expenses to average net assets                                       0.43%(2)     0.44%         0.43%        0.43%

Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly                         0.67%        0.68%         0.65%        0.98%

Ratio of net investment income to average net assets                          4.38%        3.76%         3.54%        3.71%

Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly                                                              4.14%        3.52%         3.32%        3.16%

Portfolio turnover                                                             342%         212%          322%         436%

(1)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

(2)  Ratio for the year ended October 31, 2006 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.44%.

                                                                                      The Core Focus Fixed Income Portfolio
---------------------------------------------------------------------- -----------------------------------------------------
                                                                                             Years ended 10/31
                                                                       ---------------------------------------- ------------
                                                                                                                     Period
                                                                                                                    6/30/04(1)
                                                                                                                    through
                                                                              2007           2006          2005    10/31/04
---------------------------------------------------------------------- ------------ -------------- ------------ ------------

Net asset value, beginning of period                                                       $8.820        $8.850       $8.500

Income (loss) from investment operations:

Net investment income(2)                                                                    0.405         0.332        0.082

Net realized and unrealized gain (loss) on investments                                      0.035        (0.216)       0.268
                                                                                            -----         -----        -----
Total from investment operations                                                            0.440         0.116        0.350
                                                                                            -----         -----        -----
Less dividends and distributions from:

Net investment income                                                                      (0.160)       (0.085)

Net realized gain on investments                                                               -         (0.061)
                                                                                            -----         -----        -----
Total dividends and distributions                                                          (0.160)       (0.146)
                                                                                            -----         -----        -----
Net asset value, end of period                                                             $9.100        $8.820       $8.850
                                                                                            =====         =====        =====
Total return(3)                                                                              5.06%         1.33%        4.12%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                                   $53,842       $17,923       $5,616

Ratio of expenses to average net assets                                                      0.43%(4)      0.44%(4)     0.43%

Ratio of expenses to average net assets prior to expense limitation
      and expenses paid indirectly                                                           0.66%         0.85%        1.68%

Ratio of net investment income to average net assets                                         4.60%         3.75%        2.81%

Ratio of net investment income to average net assets prior to
      expense limitation and expenses paid indirectly                                        4.37%         3.34%        1.56%

Portfolio turnover                                                                            555%          455%         914%

(1)  Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

(4)  Ratios for the years ended October 31, 2006 and 2005,  including  fees paid indirectly in accordance  with  Securities and Exchange  Commission  rules, were 0.47% and 0.45%, respectively.

                                                                                              The High-Yield Bond Portfolio
                                                                                                           Year ended 10/31
------------------------------------------------------ ---------------------------------------------------------------------

                                                               2007          2006          2005          2004          2003
------------------------------------------------------ ------------- ------------- ------------- ------------- -------------

Net asset value, beginning of period                                       $7.430        $7.780        $7.260        $5.840

Income (loss) from investment operations:

Net investment income(1)                                                    0.621         0.539         0.629         0.712

Net realized and unrealized gain (loss) on
      investments                                                           0.210        (0.139)        0.549         1.348
                                                                            -----         -----         -----         -----
Total from investment operations                                            0.831         0.400         1.178         2.060
                                                                            -----         -----         -----         -----
Less dividends and distributions from:

Net investment income                                                      (0.101)       (0.750)       (0.658)       (0.640)
                                                                            -----         -----         -----         -----
Total dividends and distributions                                          (0.101)       (0.750)       (0.658)       (0.640)
                                                                            -----         -----         -----         -----
Net asset value, end of period                                             $8.160        $7.430        $7.780        $7.260
                                                                            =====         =====         =====         =====
Total return(2)                                                             11.33%         5.24%        17.02%        36.87%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                    $6,166        $5,265        $2,703        $5,129

Ratio of expenses to average net assets                                      0.59%         0.62%         0.59%         0.59%

Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly                        1.03%         1.34%         1.01%         0.96%

Ratio of net investment income to average net assets                         8.05%         7.03%         8.46%        10.64%

Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly                                                             7.61%         6.31%         8.04%        10.27%

Portfolio turnover                                                            142%          267%          391%          597%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                            The Core Plus Fixed Income Portfolio
                                                                                                                Year ended 10/31
-------------------------------------------------------------- ------------------------------------------------------------------
                                                               2007                2006          2005          2004        2003
-------------------------------------------------------------- --------- -------------- ------------- ------------- -------------

Net asset value, beginning of period                                             $9.260        $9.260        $9.380      $8.800

Income from investment operations:

Net investment income(1)                                                          0.450         0.360         0.329       0.351

Net realized and unrealized gain (loss) on investments and
     foreign currencies                                                           0.110        (0.169)        0.312       0.427
                                                                                  -----         -----         -----       -----
Total from investment operations                                                  0.560         0.191         0.641       0.778
                                                                                  -----         -----         -----       -----
Less dividends and distributions from:

Net investment income                                                            (0.270)       (0.136)       (0.424)     (0.140)
                                                                                  -----         -----         -----       -----
Net realized gain on investments                                                      -        (0.055)       (0.337)     (0.058)
                                                                                  -----         -----         -----       -----
Total dividends and distributions                                                (0.270)       (0.191)       (0.761)     (0.198)
                                                                                  -----         -----         -----       -----
Net asset value, end of period                                                   $9.550        $9.260        $9.260      $9.380
                                                                                  =====         =====         =====       =====
Total return(2)                                                                    6.20%         2.09%         7.30%       9.01%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                        $204,874      $167,892       $35,796      $7,372

Ratio of expenses to average net assets                                            0.45%(3)   0.48%(3)         0.50%       0.50%

Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                                       0.56%         0.63%         0.78%       0.89%

Ratio of net investment income to average net assets                               4.89%         3.87%         3.65%       3.86%

Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                            4.78%         3.72%         3.37%       3.47%

Portfolio turnover                                                                  421%          620%          709%        569%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

(3)  Ratios for the years ended October 31, 2006 and 2005,  including  fees paid indirectly in accordance  with  Securities and Exchange  Commission  rules, were 0.47% and 0.49%, respectively.

                                                                                      The Global Fixed Income Portfolio
                                                                                                       Year ended 10/31
------------------------------------------------------ -----------------------------------------------------------------

                                                              2007          2006         2005        2004          2003
------------------------------------------------------ ------------ ------------- ------------ ------------ ------------

Net asset value, beginning of period                                     $11.570      $12.380     $13.620       $11.760

Income (loss) from investment operations:

Net investment income(1)                                                   0.244        0.297       0.342         0.432

Net realized and unrealized gain (loss) on
      investments and foreign currencies                                   0.358       (0.458)      1.258         1.921
                                                                           -----        -----       -----         -----
Total from investment operations                                           0.602       (0.161)      1.600         2.353
                                                                           -----        -----       -----         -----
Less dividends and distributions from:

Net investment income                                                     (0.751)      (0.649)     (2.840)       (0.493)

Net realized gain on investments                                          (0.091)           -           -            -
                                                                           -----        -----       -----         -----
Total dividends and distributions                                         (0.842)      (0.649)     (2.840)       (0.493)
                                                                           -----        -----       -----         -----
Net asset value, end of period                                           $11.330      $11.570     $12.380       $13.620
                                                                          ======       ======      ======        ======
Total return(2)                                                             5.55%       (1.64%)     13.40%        20.68%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $275,806     $289,976    $268,352      $208,354

Ratio of expenses to average net assets                                     0.60%        0.60%       0.60%         0.60%

Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly                       0.63%        0.64%       0.64%         0.65%

Ratio of net investment income to average net assets                        2.22%        2.43%       2.88%         3.38%

Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly                                                            2.19%        2.39%       2.84%         3.33%

Portfolio turnover                                                            41%          50%         55%           95%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                                                                  The International Fixed Income Portfolio
                                                                                                          Year ended 10/31
--------------------------------------------------- ----------------------------------------------------------------------

                                                           2007          2006            2005           2004          2003
--------------------------------------------------- ------------- ------------- -------------- ------------- -------------

Net asset value, beginning of period                                  $11.200         $12.290        $12.250       $10.500

Income (loss) from investment operations:

Net investment income(1)                                                0.204           0.245          0.311         0.360

Net realized and unrealized gain (loss) on
     investments and foreign currencies                                 0.300          (0.512)         1.259         1.881
                                                                        -----           -----          -----         -----
Total from investment operations                                        0.504          (0.267)         1.570         2.241
                                                                        -----           -----          -----         -----
Less dividends and distributions from:

Net investment income                                                  (0.764)         (0.823)        (1.530)       (0.491)
                                                                        -----           -----          -----         -----
Total dividends and distributions                                      (0.764)         (0.823)        (1.530)       (0.491)
                                                                        -----           -----          -----         -----
Net asset value, end of period                                        $10.940         $11.200        $12.290       $12.250
                                                                       ======          ======         ======        ======
Total return(2)                                                          4.77%          (2.69%)        13.82%        22.14%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $39,273         $62,411        $61,386       $48,284

Ratio of expenses to average net assets                                  0.60%           0.60%          0.60%         0.60%

Ratio of expenses to average net assets prior to
     expense limitation and expenses paid
     indirectly                                                          0.68%           0.67%          0.67%         0.68%

Ratio of net investment income to average net
     assets                                                              1.92%           2.05%          2.68%         3.13%

Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly                                            1.84%           1.98%          2.61%         3.05%

Portfolio turnover                                                         38%             42%            57%          112%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions  at  net  asset  value.   Total  investment  return  reflects
     voluntary  waivers and payment of fees by the  Manager.  Performance  would have been lower had the voluntary expense limitation not been in effect.

                                   APPENDIX A--RATINGS

Bonds

Excerpts from Moody's  description  of its bond ratings:  Aaa--judged  to be the best quality.  They carry the smallest degree of investment risk;  Aa--judged to be of high quality by all  standards;  A--possess  favorable  attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position  characterizes  bonds in this class;  B--generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of  maintenance  of other terms of the contract over any long period of time may be small;  Caa--are of poor standing.  Such issues may be in default or there may be  present  elements  of  danger  with  respect  to  principal  or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other  marked  shortcomings;  C--the  lowest rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

Excerpts  from  S&P's  description  of  its  bond  ratings:  AAA--highest  grade obligations.  They possess the ultimate degree of protection as to principal and interest;  AA--also  qualify as high grade  obligations,  and in the majority of instances  differ from AAA issues only in a small degree;  A--strong  ability to pay  interest  and repay  principal  although  more  susceptible  to  changes in circumstances;  BBB--regarded as having an adequate capacity to pay interest and repay  principal;  BB, B, CCC, and  CC--regarded,  on balance,  as predominantly speculative  with  respect to capacity to pay  interest  and repay  principal in accordance with the terms of the  obligation.  BB indicates the lowest degree of speculation  and CC the  highest  degree of  speculation.  While  such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse  conditions;  C--reserved for income bonds on which no interest is being paid; D--in default,  and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings:  AAA--Bonds considered to be  investment  grade and of the  highest  credit  quality.  The  obligor has an exceptionally  strong  ability to pay  interest  and repay  principal,  which is unlikely to be affected by reasonably  foreseeable events;  AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds  rated  AAA.  Because  bonds  rated in the AAA and AA  categories  are not significantly vulnerable to foreseeable future developments,  short-term debt of these  issuers is generally  rated F-1+;  A--Bonds  considered  to be investment grade and of high credit  quality.  The  obligor's  ability to pay  interest and repay  principal  is  considered  to be strong,  but may be more  vulnerable  to adverse changes in economic  conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be  adequate.  Adverse  changes in  economic  conditions  and  circumstances, however,  are more likely to have adverse  impact on these bonds,  and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment  grade is higher than for bonds with higher ratings;  BB--Bonds are  considered  speculative.  The  obligor's  ability to pay interest and repay principal  may be  affected  over time by  adverse  economic  changes.  However, business and financial  alternatives  can be  identified  which could assist the obligor in satisfying  its debt service  requirements;  B--Bonds are  considered highly speculative. While bonds in this class are currently meeting debt service requirements,  the  probability  of continued  timely  payment of principal  and interest  reflects  the  obligor's  limited  margin of  safety  and the need for reasonable  business and  economic  activity  throughout  the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to  default.  The  ability to meet  obligations  requires  an  advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or  principal seems probable over time;  C--Bonds are in imminent default in payment of interest or principal;  and DDD, DD, and D--Bonds are in default on interest and/or principal  payments.  Such bonds are extremely speculative  and should be valued on the basis of their ultimate  recovery value in liquidation or  reorganization  of the obligor.  "DDD" represents the highest potential for recovery on these bonds,  and "D" represents the lowest  potential for recovery.

Plus and minus  signs are used with a rating  symbol to  indicate  the  relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the "AAA"  category.

Commercial  Paper

Excerpts from Moody's  description of its two highest  commercial paper ratings:
P-1--the  highest  grade  possessing  greatest  relative  strength;  P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's  description  of its two highest  commercial  paper ratings:
A-1--judged to be the highest  investment-grade  category possessing the highest relative  strength;  A-2--investment-grade  category  possessing  less  relative strength than the highest rating.

Delaware Pooled Trust

Additional information

Additional  information  about the  Portfolios'  investments is available in the
Portfolios'  annual and semiannual  reports to shareholders.  In the Portfolios'
annual  report,  you  will  find a  discussion  of  the  market  conditions  and investment strategies that significantly  affected each Portfolio's  performance during  its  last  fiscal  period.  You can  find  more  information  about  the
Portfolios and the Fund in the current SAI,  which we have filed  electronically with the SEC and which is legally a part of this  Prospectus (it is incorporated by  reference).  If you want a free copy of the SAI,  the  annual or  semiannual report, or if you have any questions about investing in the Portfolios,  you can write to us at 2005 Market Street,  Philadelphia,  PA 19103-7094, call toll-free
at  800  231-8002,   e-mail  us  at  the  e-mail   address   below,   or  go  to
www.delawareinvestments.com/institutional.   You  may  also  obtain   additional
information about the Portfolios from your financial advisor.

You can find reports and other  information  about the  Portfolios  on the EDGAR database  on the SEC Web site  (www.sec.gov).  You also can get  copies  of this information,  after  payment  of a  duplicating  fee,  by  e-mailing  the SEC at
publicinfo@sec.gov  or by writing to the  Public  Reference  Section of the SEC,
Washington, D.C. 20549-0102.  Information about the Portfolios,  including their
SAI,  can be  reviewed  and  copied  at  the  SEC's  Public  Reference  Room  in
Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

Contact information

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call us at 800 231-8002

o    For  Portfolio  information,  literature,  price,  yield,  and  performance figures.

o    For information on existing regular investment accounts and retirement plan
     accounts   including  wire   investments,   wire   redemptions,   telephone
     redemptions, and telephone exchanges.

Investment Company Act File Number: 811-06322 (The Fund)
[DELAWARE INVESTMENTS LOGO]
                                                         PR-DPT [10/31] CGI 3/07
                                                                        PO 11643

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2008
                              DELAWARE POOLED TRUST
                               2005 Market Street
                           Philadelphia, PA 19103-7094

     This Statement of Additional Information ("Part B") describes the shares of the following  portfolios:  The Large-Cap  Growth  Equity,  The Large-Cap  Value
Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity (formerly,  The Small-Cap Growth II Equity), The Smid-Cap
Growth Equity,  The Real Estate  Investment  Trust,  The Real Estate  Investment
Trust II, The Select 20 (formerly,  The All-Cap Growth Equity), The Intermediate
Fixed Income,  The Core Focus Fixed Income,  The High-Yield  Bond, The Core Plus
Fixed Income, The International  Equity, The Labor Select International  Equity,
The Emerging Markets,  The Global Fixed Income,  The International  Fixed Income
Portfolios,  and The Global Real Estate Securities Portfolio (each a "Portfolio"
and collectively,  the "Portfolios").  The Portfolios are series of the Delaware
Pooled  Trust  (the  "Trust").  Except  for The  Real  Estate  Investment  Trust
Portfolio and The Global Real Estate Securities Portfolio, each Portfolio offers a single class of shares.  The Delaware REIT Fund of The Real Estate  Investment
Trust Portfolio  offers six classes of shares:  Class A, Class B, Class C, Class
R,  Institutional  Class,  and Portfolio  Class  Shares.  The Global Real Estate
Securities  Portfolio  offers two classes of shares:  Original Class and Class P
Shares.  The Portfolios'  investment manager is Delaware  Management  Company, a
series  of  Delaware  Management   Business  Trust  (the  "Manager").   Mondrian
Investment Partners, Ltd. ("Mondrian") (formerly known as Delaware International
Advisers  Ltd.) serves as  sub-advisor to The  International  Equity,  The Labor
Select  International  Equity, The Emerging Markets, The Global Fixed Income and
The International Fixed Income Portfolios.

     This  Part  B  supplements  the   information   contained  in  the  current
prospectuses  for the Portfolios (the  "Prospectuses"),  each dated February 28,
2008,  as they may be amended  from time to time.  This Part B should be read in conjunction  with  the  applicable  Prospectuses.  This  Part B is not  itself a prospectus  but  is,  in its  entirety,  incorporated  by  reference  into  each
Prospectus.  A Prospectus may be obtained by contacting the Portfolios' national distributor,  Delaware Distributors,  L.P. (the "Distributor"),  at [2005 Market
Street,  Philadelphia,  PA  19103-7094]  or by  calling  800-523-1918  (for  the
Delaware  REIT  Fund  Class A, B, C and R Shares of The Real  Estate  Investment
Trust  Portfolio  and for The Global Real Estate  Securities  Portfolio)  or 800
362-7500  (for the  Delaware  REIT Fund  Institutional  Class of the Real Estate
Investment Trust Portfolio and all other Portfolios). Each Portfolio's financial statements,  the notes relating thereto, the financial highlights and the report of the  independent  registered  public  accounting  firm  are  incorporated  by reference from each Portfolio's  annual report ("Annual  Report") into this Part
B. The Annual  Report  will  accompany  any  request for this Part B. The Annual
Report can be obtained,  without charge,  by writing to Delaware Pooled Trust at
[2005 Market Street, Philadelphia,  PA 19103-7094, Attn: Client Services], or by
calling the Trust at 800-231-8002.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                Page                                      Page
---------------------------- ------------ ---------------------------- ---------
Cover Page                      [xx]      Purchasing Shares               [xx]
---------------------------- ------------ ---------------------------- ---------
Organization and
Classification                  [xx]      Investment Plans                [xx]
---------------------------- ------------ ---------------------------- ---------
Investment Objectives,                    Determining Offering Price
Restrictions, and Policies      [xx]      and Net Asset Value             [xx]
---------------------------- ------------ ---------------------------- ---------
Investment Strategies and
Risks                           [xx]      Redemption and Exchange         [xx]
---------------------------- ------------ ---------------------------- ---------
Disclosure of Portfolio
Holdings Information            [xx]      Distributions and Taxes         [xx]
---------------------------- ------------ ---------------------------- ---------
Management of the Trust         [xx]      Performance Information         [xx]
---------------------------- ------------ ---------------------------- ---------
Investment Manager and
Other Service Providers         [xx]      Financial Statements            [xx]
---------------------------- ------------ ---------------------------- ---------
Portfolio Managers              [xx]      Principal Holders               [xx]
---------------------------- ------------ ---------------------------- ---------
Trading Practices and                     Appendix A - Description
Brokerage                       [xx]      of Ratings                      [xx]
---------------------------- ------------ ---------------------------- ---------
Capital Structure               [xx]
---------------------------- ------------ ---------------------------- ---------

--------------------------------------------------------------------------------
                         ORGANIZATION AND CLASSIFICATION
--------------------------------------------------------------------------------

Organization

The Trust was  originally  organized  under the laws of the State of Maryland on
May 30, 1991. On December 15, 1999, the Trust completed a  re-organization  that changed  its state and form of  organization  from a Maryland  corporation  to a
Delaware statutory trust.

Classification

     The Trust is an open-end management investment company. Except for The Real
Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II
(which  Portfolios  together  may be referred to as "The Real Estate  Investment
Trust Portfolios"), The Select 20 Portfolio (formerly, The All Cap Growth Equity
Portfolio), The Global Real Estate Securities Portfolio, The Global Fixed Income
Portfolio,  The International  Fixed Income Portfolio,  and The Emerging Markets
Portfolio,  each Portfolio is  diversified as defined by the Investment  Company
Act of 1940,  as amended  (the "1940  Act").  The Real Estate  Investment  Trust
Portfolio, The Real Estate Investment Trust Portfolio II, The Global Real Estate
Securities  Portfolio,   The  Select  20  Portfolio,  The  Global  Fixed  Income
Portfolio,  The International  Fixed Income Portfolio,  and The Emerging Markets
Portfolio are non-diversified as defined by the 1940 Act.

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES
--------------------------------------------------------------------------------

Investment Objectives

     The  investment  objective of all the  Portfolios,  except The Labor Select
International Equity Portfolio,  is non-fundamental,  and may be changed without shareholder  approval.  However,  the Trust's Board of Trustees  ("Board")  must approve any changes to non-fundamental investment objectives and the appropriate
Portfolio will notify  shareholders  at least 60 days prior to a material change in a  Portfolio's  objective.  The  investment  objective  of The  Labor  Select
International  Equity  Portfolio is fundamental  and may not be changed  without shareholder approval.

Fundamental Investment Restrictions

     The Trust has adopted the following restrictions for each of the Portfolios
(except where otherwise  noted) which cannot be changed without  approval by the holders of a "majority of the outstanding  voting  securities" of the respective
Portfolio,  which is the vote of:  (i) more than 50% of the  outstanding  voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the
Portfolio  present  at a  meeting,  if  the  holders  of  more  than  50% of the outstanding voting securities are present or represented by proxy,  whichever is less. The percentage  limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

     Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

     1. With respect to each Portfolio,  except The Real Estate Investment Trust
Portfolios and The Global Real Estate  Securities  Portfolio,  make  investments that will result in the  concentration  (as that term may be defined in the 1940
Act, any rule or order thereunder,  or U.S.  Securities and Exchange  Commission
("SEC") staff  interpretation  thereof) of its  investments in the securities of issuers primarily  engaged in the same industry,  provided that this restriction does not limit the Portfolio from investing in obligations  issued or guaranteed by the U.S.  government,  its agencies or  instrumentalities,  or in  tax-exempt securities  or  certificates  of  deposit.  The  Real  Estate  Investment  Trust
Portfolios  and The Global Real Estate  Securities  Portfolio  will  concentrate their  respective  investments  in the real  estate  industry.  Each of The Real
Estate  Investment  Trust  Portfolios  and The  Global  Real  Estate  Securities
Portfolio  otherwise  shall  not  make  investments  that  will  result  in  the concentration  (as that term may be defined  in the 1940 Act,  any rule or order thereunder,  or SEC staff  interpretation  thereof)  of its  investments  in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed  by the U.S.  government,  its agencies or  instrumentalities,  or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other issuers,  except that the Portfolio may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. With respect to each  Portfolio,  purchase or sell real  estate,  unless acquired  as a result  of  ownership  of  securities  or other  instruments  and provided that this  restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6.  Make  loans,  provided  that  this  restriction  does not  prevent  the
Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     The Labor Select International Equity Portfolio shall not:

     1. Make loans,  except to the extent  that  purchases  of debt  obligations
(including repurchase agreements), in accordance with the Portfolio's investment objective and policies,  are considered loans, and except that the Portfolio may loan  up to  25%  of  its  respective  assets  to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     2. Purchase or sell real estate or real estate  limited  partnerships,  but this shall not  otherwise  prevent a  Portfolio  from  investing  in  securities secured by real estate or interests therein.

     3. Engage in the  underwriting of securities of other issuers,  except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     4. Make any  investment  which  would  cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business  activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     5. Purchase or sell commodities or commodity contracts.

     6. Enter into futures contracts or options thereon.

     7. Make short sales of securities, or purchase securities on margin.

     8.  Purchase or retain the  securities  of any issuer which has an officer, director  or  security  holder who is a  director  or officer of the Trust or of either of the investment  advisors if, or so long as, the directors and officers of the Trust and of the investment  advisors together own beneficially more than
5% of any class of securities of such issuer.

     9.  Invest  in  interests  in oil,  gas and other  mineral  leases or other mineral exploration or development programs.

     10. Borrow money, except as a temporary measure for extraordinary  purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset  coverage  of at least  300% is  required.  In the event  that such  asset coverage  shall at any time fall below 300%, the Portfolio  shall,  within three days thereafter (not including  Sunday or holidays) or such longer period as the
SEC may prescribe by rules and regulations,  reduce the amount of its borrowings to such an extent that the asset coverage of such  borrowings  shall be at least
300%.  No  investment  securities  will be purchased  while the Portfolio has an outstanding  borrowing.  The  Portfolio  will not  pledge  more  than 10% of its respective  net assets.  The  Portfolio  will not issue  senior  securities  (as defined in the 1940 Act), except for notes to banks.

     11. As to 75% of its  respective  total assets,  invest more than 5% of its respective  total  assets  in the  securities  of any  one  issuer  (other  than obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities).

     In addition to the  restrictions  set forth above,  in connection  with the qualification  of the  Portfolio's  shares  for  sale  in  certain  states,  the
Portfolio  may not invest in warrants if such  warrants,  valued at the lower of cost or market,  would  exceed 5% of the value of the  Portfolio's  net  assets.
Included within such amount,  but not to exceed 2% of the Portfolio's net assets may be warrants  which are not listed on the New York Stock Exchange or American
Stock  Exchange.  Warrants  acquired  by the  Portfolio  in units or attached to securities may be deemed to be without value.

Non-fundamental Investment Restriction

     In  addition  to  the  fundamental  policies  and  investment  restrictions described  above,  each  Portfolio  will be subject to the following  investment restriction,  which are  considered  non-fundamental  and may be  changed by the
Board,  as appropriate,  without  shareholder  approval:  Each Portfolio may not invest  more than 15% of its net assets in  securities  which it cannot  sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

Portfolio Turnover

     Portfolio  trading  will  be  undertaken  principally  to  accomplish  each
Portfolio's respective investment objective.  The Portfolios are free to dispose of portfolio  securities  at any time,  subject to  complying  with the Internal
Revenue Code of 1986,  as amended (the "Code") and the 1940 Act, when changes in circumstances  or  conditions  make  such a move  desirable  in  light  of  each
Portfolio's respective investment objective.  The Portfolios will not attempt to achieve  or be limited  to a  predetermined  rate of  portfolio  turnover.  Such turnover  always will be incidental to  transactions  undertaken  with a view to achieving each Portfolio's respective investment objective.

     The portfolio  turnover rate tells you the amount of trading  activity in a fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Portfolio's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently  traded. The turnover rate also may be affected by cash  requirements from redemptions and repurchases of a
Portfolio's  shares. A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective,  a Portfolio may hold securities for any period of time.

     The Large Cap Value  Equity,  The  International  Equity,  The Labor Select
International  Equity, The International  Fixed Income, The Global Fixed Income,
The Emerging  Markets,  The Small-Cap  Growth Equity,  The Focus Smid-Cap Growth
Equity,  The  Smid-Cap  Growth  Equity  and The  Real  Estate  Investment  Trust
Portfolios  have  generally had portfolio  turnover rates below 100%. The Global
Real Estate Securities  Portfolio generally expects to have a portfolio turnover rate below 100%.  The Large-Cap  Growth Equity,  The Mid-Cap Growth Equity,  The
Intermediate Fixed Income, The High-Yield Bond, The Core Focus Fixed Income, The
Core Plus Fixed Income and The Select 20 may be expected to engage in active and frequent trading of portfolio  securities,  which means that portfolio  turnover can be  expected  to exceed  100%.  The  High-Yield  Bond,  The Core Focus Fixed
Income,  The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios
are expected to experience  portfolio turnover rates  significantly in excess of
100%.

     For the  last  two  fiscal  years,  the  portfolio  turnover  rates  of the
Portfolios were as follows:

Portfolio                                       October 31, 2006        October 31, 2007

The Large-Cap Growth Equity Portfolio(1)               25%                   [xx]%
The Large Cap Value Equity Portfolio                  109%                   [xx]%
The Mid-Cap Growth Equity Portfolio                    83%                   [xx]%
The International Equity Portfolio                     19%                   [xx]%
The Global Fixed Income Portfolio                      41%                   [xx]%
The Labor Select International Equity Portfolio        21%                   [xx]%
The Real Estate Investment Trust Portfolio             60%                   [xx]%
The Intermediate Fixed Income Portfolio(2)            342%                   [xx]%
The High-Yield Bond Portfolio(3)                      142%                   [xx]%
The International Fixed Income Portfolio               38%                   [xx]%
The Emerging Markets Portfolio                         30%                   [xx]%
The Small-Cap Growth Equity Portfolio                  69%                   [xx]%
The Focus Smid-Cap Growth Equity Portfolio            113%                   [xx]%
The Smid-Cap Growth Equity Portfolio(4)                87%                   [xx]%
The Real Estate Investment Trust Portfolio II          68%                   [xx]%
The Core Plus Fixed Income Portfolio(5)               421%                   [xx]%
The Core Focus Fixed Income Portfolio(6)              555%                   [xx]%
The Select 20 Portfolio (7)                            55%                   [xx]%
The Global Real Estate Securities Portfolio(8)         N/A                     N/A

(1)  Commenced operations on November 1, 2005.

(2)  Due to a reduction in  volatility  in the fixed income  market during 2005, there were fewer trading  opportunities  that would benefit the  Portfolio.
     The lack of volatility in the market was the primary driver for the drop in turnover in the Portfolio.

(3)  See footnote 2.

(4)  Commenced operations on December 1, 2004.

(5)  See footnote 2.

(6)  Commenced  operations  on  July 1,  2004.  See  footnote  2  regarding  the explanation for the variation in the Portfolio's portfolio turnover rate.

(7)  The Select 20  holdings  were  repositioned  when there was a change in its portfolio managers, which resulted in an increased portfolio turnover rate.

(8)  Commenced operations on January 10, 2007.

--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

     The  Prospectuses  discuss the  Portfolios'  investment  objectives and the
strategies  followed  to  seek  to  achieve  those  objectives.   The  following
discussion  supplements the description of the Portfolios' investment strategies and risks that are  included in the  Prospectuses.  The  Portfolios'  investment strategies are non-fundamental and may be changed without shareholder approval.

Asset-Backed Securities

     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus  Fixed  Income  Portfolios  may each  invest a portion  of their  assets in asset-backed  securities.  All such  securities must be rated in one of the four highest  rating  categories by a reputable  credit  rating agency (e.g.,  BBB by
Standard & Poor's Group, a division of The McGraw-Hill Companies,  Inc. ("S&P"), or Baa by Moody's Investor  Services,  Inc.  ("Moody's")).  Such receivables are securitized in either a pass-through  or a pay-through  structure.  Pass-through securities  provide investors with an income stream consisting of both principal and interest  payments in respect of the  receivables  in the  underlying  pool.
Pay-through  asset-backed  securities are debt  obligations  issued usually by a special purpose entity,  which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

     The rate of principal  payment on asset-backed  securities will be affected by the  principal  payments  received  on the  underlying  assets.  Such rate of payments may be affected by economic and various  other  factors such as changes in interest rates or the concentration of collateral in a particular  geographic area.  Therefore,  the yield may be  difficult  to predict  and actual  yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entities  issuing the securities  are insulated  from the credit risk of the  originator or affiliated entities,  and the amount of credit support  provided to the securities.  Due to the shorter maturity of the collateral  backing such securities,  there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such  asset-backed  securities do, however,  involve certain risks not associated with mortgage-backed  securities, including the risk that security interest cannot be adequately or in many cases, ever,  established and other risks which may be peculiar  classes of collateral.
For  example,  with  respect to credit card  receivables,  a number of state and federal  consumer  credit laws give debtors the right to set off certain amounts owed on the credit cards,  thereby reducing the outstanding balance. In the case of automobile receivables,  there is a risk that the holders may not have either a proper or first  security  interest  in all of the  obligations  backing  such receivables due to the large number of vehicles  involved in a typical  issuance
and  technical   requirements  under  state  laws.   Therefore,   recoveries  on
repossessed  collateral  may not always be available to support  payments on the securities.

     Asset-backed  securities are often backed by a pool of assets  representing the  obligations  of a number of  different  parties.  To lessen  the  effect of failures by obligors on underlying assets to make payments,  such securities may contain  elements  of  credit  support.  Such  credit  support  falls  into  two categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection  against losses resulting from ultimate  default  enhances the likelihood of payments of the  obligations on at least some of the assets in the pool.  Such  protection may be provided  through guarantees,  insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such  approaches.  The  Portfolios  will not pay any additional  fees for such  credit  support,  although  the  existence  of credit support may increase the price of a security.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided for each issue is generally based on historical  information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those  anticipated  could adversely  affect the return on an investment in such issue.

Brady Bonds

     The Global Fixed Income,  The  International  Fixed  Income,  The Core Plus
Fixed Income and The Emerging Markets  Portfolios may invest,  within the limits specified in the related  Prospectus,  in Brady Bonds and other  sovereign  debt securities  of  countries  that  have  restructured  or are in  the  process  of restructuring  sovereign  debt pursuant to the Brady Plan.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S.  Treasury  Secretary  Nicholas F. Brady in 1989, as a mechanism for
debtor  nations  to  restructure   their   outstanding   external   indebtedness
(generally,  commercial bank debt). In restructuring its external debt under the
Brady Plan framework,  a debtor nation negotiates with its existing bank lenders
as  well  as  multilateral   institutions   such  as  the  World  Bank  and  the
International  Monetary Fund (the "IMF").  The Brady Plan  framework,  as it has developed,  contemplates  the exchange of commercial  bank debt for newly issued bonds (Brady Bonds).  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other  arrangements  which enable the  debtor  nation  to  collateralize  the new  Brady  Bonds  or to  repurchase outstanding  bank debt at a discount.  Under these  arrangements  with the World
Bank  and/or  the  IMF,  debtor  nations  have  been  required  to  agree to the implementation  of certain  domestic  monetary and fiscal reforms.  Such reforms
have  included  the  liberalization  of  trade  and  foreign   investment,   the
privatization  of state-owned  enterprises and the setting of targets for public spending and  borrowing.  These policies and programs seek to promote the debtor country's  ability to service its external  obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth  general  guiding  principles  for  economic  reform  and debt  reduction, emphasizing  that solutions  must be negotiated on a case-by-case  basis between debtor  nations  and their  creditors.  The Manager and  Mondrian  believe  that economic  reforms  undertaken  by countries in  connection  with the issuance of
Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and  debt-service  reduction through specific options negotiated by a debtor nation with its creditors.  As a result,  the financial  packages  offered by each country  differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt,  bonds  issued at a discount  of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the  advancement of new money by existing  lenders.
Certain Brady Bonds have been  collateralized as to principal due at maturity by
U.S.  Treasury zero coupon bonds with a maturity  equal to the final maturity of such Brady Bonds,  although the  collateral is not available to investors  until the final maturity of the Brady Bonds.  Collateral purchases are financed by the
IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Concentration

     In applying a Portfolio's policies on concentration:  (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric  and  telephone  will each be  considered  a  separate  industry;  (ii)
financial  service  companies  will be classified  according to the end users of their services,  for example,  automobile finance,  bank finance and diversified finance will each be  considered  a separate  industry;  and (iii)  asset-backed securities will be classified  according to the underlying  assets securing such securities.

Convertible Debt and Non-Traditional Equity Securities

     A  portion  of The  Large-Cap  Growth  Equity,  The  High-Yield  Bond,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity, The International Equity, The Large Cap Value Equity, The Mid-Cap Growth
Equity, The Labor Select  International  Equity, The Emerging Markets,  The Core
Plus  Fixed  Income,  The  Select  20 and  The  Global  Real  Estate  Securities
Portfolios'  assets may be invested in convertible debt securities of issuers in any industry,  and The Real Estate  Investment Trust  Portfolios'  assets may be invested in  convertible  securities of issuers in the real estate  industry.  A convertible  security is a security  which may be  converted  at a stated  price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually  subordinated to similar  nonconvertible  securities.  Convertible  debt securities  provide  a fixed  income  stream  and  the  opportunity,  through  a conversion feature, to participate in the capital appreciation  resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest  rates  decline and tend to decrease in value when interest  rates rise.  However,  the price of a convertible  security is also  influenced by the market value of the security's  underlying common stock and tends to increase as the market value of the underlying stock rises,  whereas it tends to decrease as the market value of the underlying  stock declines.  The Large-Cap Growth Equity
Portfolio,  The Select 20 Portfolio,  The Small-Cap Growth Equity Portfolio, The
Focus Smid-Cap Growth Equity  Portfolio,  The Large Cap Value Equity  Portfolio,
The Mid-Cap Growth Equity  Portfolio,  The International  Equity Portfolio,  The
Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and
The Smid-Cap Growth Equity  Portfolio each may invest in convertible  securities without reference to such securities' investment-grade rating because it invests in such securities primarily for their equity characteristics.

     The  Large-Cap  Growth  Equity,  The  Real  Estate  Investment  Trust,  The
High-Yield Bond, The Emerging Markets,  The Global Real Estate  Securities,  and
The Select 20 Portfolios may invest in convertible  preferred  stocks that offer enhanced yield features,  such as Preferred Equity  Redemption  Cumulative Stock
("PERCS"),  which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's  common stock. A
PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price.  Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity).  Under a typical  arrangement,  if after a  predetermined  number of years  the  issuer's common  stock is trading at a price below that set by the  capital  appreciation limit,  each PERCS would convert to one share of common stock. If, however,  the issuer's  common  stock is  trading  at a price  above  that set by the  capital appreciation  limit,  the holder of the PERCS would  receive  less than one full share of common  stock.  The  amount of that  fractional  share of common  stock received by the PERCS  holder is  determined  by  dividing  the price set by the capital  appreciation  limit of the PERCS by the  market  price of the  issuer's common  stock.  PERCS can be called at any time prior to maturity,  and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor.  This call premium  declines at a preset rate daily, up to the maturity date of the PERCS.

     The  Large-Cap  Growth  Equity,  The  Real  Estate  Investment  Trust,  The
High-Yield Bond, The Emerging Markets,  The Global Real Estate  Securities,  and
The  Select  20  Portfolio  may  also  invest  in  other  enhanced   convertible
securities. These include but are not limited to ACES (Automatically Convertible
Equity  Securities),   PEPS  (Participating   Equity  Preferred  Stock),  PRIDES
(Preferred  Redeemable  Increased  Dividend  Equity  Securities),  SAILS  (Stock
Appreciation  Income Linked  Securities),  TECONS (Term Convertible Notes), QICS
(Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible
Securities).  ACES,  PEPS,  PRIDES,  SAILS,  TECONS,  QICS and DECS all have the following features: they are company-issued  convertible preferred stock; unlike
PERCS, they do not have capital  appreciation  limits;  they seek to provide the investor  with high  current  income,  with  some  prospect  of  future  capital appreciation; they are typically issued with three to four-year maturities; they typically  have some built-in call  protection for the first two to three years;
investors have the right to convert them into shares of common stock at a preset conversion  ratio or hold them  until  maturity;  and upon  maturity,  they will automatically  convert to either cash or a specified  number of shares of common stock.

Credit Default Swaps

     The  Core  Focus  Fixed  Income  Portfolio,  The  Core  Plus  Fixed  Income
Portfolio,  The  Intermediate  Fixed Income  Portfolio and The  High-Yield  Bond
Portfolio  may enter into credit  default swap  ("CDS")  contracts to the extent consistent with each  Portfolio's  investment  objectives and strategies.  A CDS contract is a  risk-transfer  instrument (in the form of a derivative  security)
through  which one party (the  "purchaser of  protection")  transfers to another party (the  "seller of  protection")  the  financial  risk of a Credit Event (as defined below),  as it relates to a particular  reference  security or basket of securities  (such as an index).  In exchange for the  protection  offered by the seller of  protection,  the purchaser of protection  agrees to pay the seller of protection a periodic  premium.  In the most general sense,  the benefit for the purchaser of  protection  is that,  if a Credit Event  should  occur,  it has an agreement  that the  seller of  protection  will make it whole in return for the transfer to the seller of protection of the  reference  security or  securities.
The benefit for the seller of  protection is the premium  income it receives.  A
Portfolio might use CDS contracts to limit or to reduce the risk exposure of the
Portfolio  to  defaults  of the issuer or issuers  of the  Portfolio's  holdings
(i.e.,  to  reduce  risk  when  the  Portfolio  owns  or has  exposure  to  such securities). A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity, counterparty, and credit risks.  CDS prices may also be subject to rapid  movements in response to news and events  affecting  the  underlying  securities.  When a Portfolio  is a seller of protection,  the aggregate notional amount  (typically,  the principal amount of the reference security or securities) of a Portfolio's  investments in the CDS contracts will be limited to 15% of the Portfolio's total net assets. As the purchaser or seller of protection,  a Portfolio may be required to segregate cash or  other  liquid  assets  to  cover  its  obligations  under  certain  CDS contracts.

     Where a Portfolio is a purchaser of  protection,  it will  designate on its books and  records  cash or liquid  securities  sufficient  to cover its premium payments  under the CDS. To the extent  that the  Portfolio,  as a purchaser  of protection,  may be required in the event of a credit  default to deliver to the counterparty  (1) the  reference  security  (or  basket  of  securities),  (2) a security (or basket of securities)  deemed to be the equivalent of the reference security (or basket of securities),  or (3) the negotiated monetary value of the obligation,  the Portfolio will  designate the reference  security (or basket of securities)  on its books and  records as being held to satisfy  its  obligation under the CDS or, where the Portfolio  does not own the  reference  security (or basket of  securities),  the Portfolio  will  designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the  Portfolio,  as a seller of  protection,  may be required in the event of a credit  default  to deliver  to the  counterparty  some or all of the notional  amount of the CDS, it will  designate on its books and records cash or liquid  securities  sufficient to cover the  obligation.  If the CDS permits the
Portfolio to offset its obligations  against the obligations of the counterparty under the CDS, then the Portfolio  will only  designate on its books and records cash or liquid securities  sufficient to cover the Portfolio's net obligation to the  counterparty,  if any.  All cash and liquid  securities  designated  by the
Portfolio to cover its obligations  under CDSs will be marked to market daily to cover these obligations.

     As the  seller  of  protection  in a CDS  contract,  a  Portfolio  would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation  acceleration,  modified restructuring or agreed upon event (each of these events is a "Credit  Event").  If a Credit Event occurs,  a
Portfolio generally would receive the security or securities to which the Credit
Event  relates in return  for the  payment  to the  purchaser  of the par value.
Provided  that no Credit  Event  occurs,  a  Portfolio  would  receive  from the counterparty  a periodic  stream of  payments  over the term of the  contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract,  a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, a Portfolio would have credit  exposure to the reference  security (or basket of securities). A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract,  a Portfolio  would pay a premium to the seller of protection.  In return,  a Portfolio would be protected by the seller of protection  from a Credit Event on the  reference  security (or basket of securities).  A risk in this type of transaction is that the seller of protection  may fail to satisfy its  payment  obligations  to a  Portfolio  if a
Credit  Event  should  occur.  This  risk is known as  counterparty  risk and is described in further detail below.

     If the  purchaser of  protection  does not own the  reference  security (or basket of  securities),  the purchaser of protection may be required to purchase the reference  security (or basket of  securities) in the case of a Credit Event on the  reference  security  (or  basket of  securities).  If the  purchaser  of protection  cannot  obtain the  security  (or basket of  securities),  it may be obligated to deliver a security (or basket of  securities)  that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually  negotiated.  The term of a CDS contract, assuming no Credit Event occurs,  is typically  between two and five years.  CDS
contracts   may  be  unwound   through   negotiation   with  the   counterparty.
Additionally,  a CDS contract may be assigned to a third party.  In either case, the  unwinding  or  assignment  involves  the  payment  or receipt of a separate payment by a Portfolio to terminate the CDS contract.

     A  significant  risk in CDS  transactions  is the  creditworthiness  of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a  counterparty  who is a purchaser of  protection,  a  Portfolio's potential loss is the agreed upon periodic stream of payments from the purchaser of  protection.  If there is a  default  by a  counterparty  that is a seller of protection, a Portfolio's potential loss is the failure to receive the par value or other  agreed  upon  value from the seller of  protection  if a Credit  Event should occur. CDS contracts do not involve the delivery of collateral to support each party's  obligations;  therefore,  a Portfolio  will only have  contractual remedies  against the  counterparty  pursuant to the CDS agreement.  As with any contractual  remedy,  there is no guarantee that a Portfolio would be successful in pursuing such remedies.  For example,  the counterparty may be judgment proof due to insolvency.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Depositary Receipts

     The  Large-Cap  Growth  Equity,  The  Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity, The Large-Cap Value Equity,
The International  Equity,  The Labor Select  International  Equity, The Mid-Cap
Growth Equity, The Select 20, The Real Estate Investment Trust, The Global Fixed
Income, The International  Fixed Income, The Global Real Estate Securities,  and
The Emerging  Markets  Portfolios may invest in sponsored and unsponsored  ADRs.
Such ADRs that The Small-Cap  Growth Equity,  The Focus Smid-Cap  Growth Equity,
The Smid-Cap  Growth  Equity,  The Large-Cap  Value Equity,  The Mid-Cap  Growth
Equity,  The Real Estate  Investment Trust, The Real Estate Investment Trust II,
and The Global Real  Estate  Securities  Portfolios  may invest in will be those that are actively traded in the United States.

     In conjunction with their investment in foreign  securities,  The Large-Cap
Growth  Equity,  The Select  20,  The  International  Equity,  The Labor  Select
International  Equity,  The  Emerging  Markets,  The Global  Fixed  Income,  The
International Fixed Income, and The Global Real Estate Securities Portfolios may
also invest in sponsored and unsponsored  European  Depositary Receipts ("EDRs")
and Global  Depositary  Receipts  ("GDRs").  In addition,  The Small-Cap  Growth
Equity,  The  Focus  Smid-Cap  Growth  Equity  and The  Smid-Cap  Growth  Equity
Portfolios  may invest in sponsored  and  unsponsored  GDRs subject to their 10%
(20% with respect to The Smid-Cap Growth Equity  Portfolio) limit on investments in foreign securities.

     ADRs are receipts  typically  issued by a U.S.  bank or trust company which evidence  ownership of underlying  securities  issued by a foreign  corporation.
EDRs and GDRs are  receipts  issued by  non-U.S.  Banks or trust  companies  and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S.  securities.  "Sponsored"  ADRs,  EDRs or GDRs are issued jointly by the issuer of the underlying security and a depositary, and "unsponsored" ADRs, EDRs or GDRs are issued  without  the  participation  of the issuer of the  deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such  facilities  and the  depositary  of an  unsponsored  ADR,  EDR,  or GDR
facility   frequently  is  under  no   obligation   to  distribute   shareholder
communications  received  from the issuer of the  deposited  security or to pass through  voting  rights  to the  holders  of such  receipts  in  respect  of the deposited  securities.  Therefore,  there  may  not  be  a  correlation  between information  concerning  the issuer of the  security  and the market value of an unsponsored  ADR,  EDR or GDR.  ADRs  may be  listed  on a  national  securities exchange or may be traded in the  over-the-counter  market. EDRs and GDRs traded in the  over-the-counter  market  which do not  have an  active  or  substantial secondary market will be considered  illiquid and therefore will be subject to a
Portfolio's  limitation  with  respect  to  such  securities.   ADR  prices  are
denominated in U.S. dollars  although the underlying  securities are denominated in a foreign currency.  Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Linked Securities

     The Emerging Markets Portfolio may invest a portion of its assets in equity linked  securities.  Equity linked  securities are privately  issued  derivative securities  which have a return  component  based on the performance of a single security,  a basket of  securities,  or an index.  Equity-linked  securities are primarily used by the Portfolio as an alternative  means to more efficiently and effectively  access  the  securities  market of what is  generally  an  emerging country.  To the extent that the Portfolio  invests in equity-linked  securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks,  investing in  equity-linked  securities will involve risks  similar to the risks of  investing  in foreign  securities.  See "Foreign
Investments" below.

     The Portfolio  deposits an amount of cash with its custodian (or broker, if legally  permitted)  in an  amount  near or  equal to the  selling  price of the underlying  security in exchange for an equity linked  security.  Upon sale, the
Portfolio  receives cash from the broker or custodian  equal to the value of the underlying  security.  Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of  insolvency of the other party,  the  Portfolio  might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such  transactions  only with  parties  which are capable of entering  into closing  transactions  with the  Portfolio,  there can be no assurance  that the
Portfolio  will be able to close out such a transaction  with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Portfolio's ability to enter into other transactions at a time when doing so might be advantageous.

     Equity-linked  securities  are often used for many of the same purposes as, and share many of the same risks with,  derivative  instruments such as options.
See "Options"  below.  Equity-linked  securities may be considered  illiquid and thus  subject  to  the  Portfolio's  restrictions  on  investments  in  illiquid securities. In some instances,  investments in equity linked securities may also be subject to the Portfolio's  limitations on investing in investment companies;
see "Investment Company Securities" below.

Euro

     On January 1, 1999, the European  Economic and Monetary Union implemented a new currency  unit,  the Euro,  for 11  participating  European  countries.  The countries  that  initially  converted or tied their  currencies  to the Euro are
Austria,  Belgium,  France,  Germany,  Luxembourg,  the  Netherlands,   Ireland,
Finland,  Italy,  Portugal and Spain. Each participating country began using the
Euro for  currency  transactions  on July 1, 2002.  This  means  that  financial transactions  and market  information,  including  share  quotations and company accounts,  in  participating  countries are denominated in Euros.  Participating governments are issuing their bonds in Euros,  and the European  Central Bank is managing monetary policy for participating countries.

     Because  of  the  number  of  countries  using  this  single  currency,   a
significant portion of the assets of a Portfolio may be denominated in the Euro.

Foreign Currency Transactions

     The  International  Equity,  The Labor  Select  International  Equity,  The
Emerging Markets,  The Global Fixed Income,  and The International  Fixed Income
(as well as The Large-Cap Growth Equity,  The Small-Cap Growth Equity, The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust, The Real Estate  Investment Trust II, The Global Real Estate  Securities,
The Select 20, The Core Focus Fixed Income,  The Intermediate  Fixed Income, The
Core Plus Fixed Income and The High-Yield Bond Portfolios  consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or  engage in forward  foreign  currency  transactions  in order to expedite
settlement   of  portfolio   transactions   and  to  minimize   currency   value
fluctuations.

     When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other  appropriate  currency,  the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency,  its  custodian  bank will  place or will  cause to be placed  cash or liquid equity or debt  securities in a separate  account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation  of such forward  contracts.  If the additional  cash or securities placed in the separate account  declines,  additional cash or securities will be placed in the  account on a daily  basis so that the value of the  account  will equal the amount of that Portfolio's commitments with respect to such contracts.

     Forward  foreign  currency  contracts  are traded in the  interbank  market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions  are charged at any stage for trades.  A Portfolio  will account for forward contracts by marking to market each day at daily exchange rates.

     The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap
Growth Equity, The Emerging Markets. The Global Real Estate Securities,  and The
International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

     Foreign  currency options are traded in a manner  substantially  similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase,  in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated  expiration  date. The writer of the option  undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option,  the  quantity of the currency  called for in the option,  upon exercise  of the option by the  holder.  The  purchase of an option on a foreign currency may  constitute  an effective  hedge against  fluctuations  in exchange rates  although,  in the  event  of a rate  movement  adverse  to a  Portfolio's position,  a Portfolio  may forfeit  the entire  amount of the premium  plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign  currency will  constitute only a partial hedge, up to the  amount of the  premium  received,  and a  Portfolio  could be  required  to purchase or sell foreign currencies at disadvantageous  exchange rates,  thereby incurring losses.

     A Portfolio  will write call  options  only if they are  "covered"  and put options  only if  they  are  secured.  A call  written  by a  Portfolio  will be considered  covered if a Portfolio owns  short-term debt securities with a value equal to the face amount of the option  contract and denominated in the currency upon which the call is  written.  A put option  written by a  Portfolio  will be considered  secured if, so long as a Portfolio is obligated as the writer of the put,  it  segregates  with its  custodian  bank cash or liquid  high  grade debt securities equal at all times to the aggregate exercise price of the put.

     As in the case of other  types of  options,  the  holder  of an  option  on foreign currency is required to pay a one-time,  non-refundable  premium,  which represents  the cost of  purchasing  the option.  The holder can lose the entire amount of this premium,  as well as related transaction costs, but not more than this amount.  The writer of the option,  in  contrast,  generally is required to make initial and variation margin payments,  similar to margin deposits required in the  trading of futures  contacts  and the writing of other types of options.
The writer is  therefore  subject to risk of loss  beyond the amount  originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies,  like forward contracts,  are traded over-the-counter  through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally  associated with exchange-traded  instruments.  Options on foreign currencies may also be traded on national securities  exchanges regulated by the
SEC  or  commodities  exchanges  regulated  by  the  Commodity  Futures  Trading
Commission.

     A foreign currency futures contract is a bilateral  agreement providing for the purchase and sale of a specified type and amount of a foreign  currency.  By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts,  the currency underlying  the  contract  is  delivered  by  the  seller  and  paid  for by the purchaser, or on which, in the case of certain futures contracts, the difference between  the price at which the  contract  was entered  into and the  contract's closing  value is settled  between  the  purchaser  and seller in cash.  Futures contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller equally obligated to complete the transactions.  In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security or the purchase of an option in that no purchase  price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker  referred  to as  "variation  margin" are made on a daily basis as the value of the currency  underlying the futures contract  fluctuates, making positions in the futures contract more or less valuable,  a process known as "marking to the market."

     A futures contract may be purchased or sold only on an exchange, known as a
"contract  market,"  designated by the Commodity Futures Trading  Commission for the trading of such contract,  and only through a registered  futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.  The contract market clearinghouse guarantees  the  performance  of each party to a futures  contract  by in effect taking the opposite side of such  contract.  At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject  to the  availability  of a  secondary  market,  which  will  operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss  experienced by the trader is required to be paid to the contract  market  clearing  house while any profit due to the trader must be delivered to it.

     A call option on a futures  contract  provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract  provides the holder with the right to sell, or enter into a "short"  position,  in the  underlying  futures  contract.  In both cases, the option provides for a fixed exercise price up to a stated  expiration
date.  Upon  exercise  of  the  option  by  the  holder,   the  contract  market
clearinghouse  establishes a corresponding  short position for the writer of the option,  in the case of a call option,  or a corresponding  long position in the case of a put  option  and the writer  delivers  to the  holder the  accumulated balance in the writer's margin account which  represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than,  in the case of a put, the exercise  price of the option on the futures  contract.  In the event  that an option  written  by the  Portfolio  is exercised,  the Portfolio will be subject to all the risks  associated  with the trading of futures contracts,  such as payment of variation margin deposits.  In addition,  the writer of an option on a futures contract,  unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position  in an option on a futures  contract  may be  terminated  by the purchaser or seller prior to expiration by effecting a closing  purchase or sale transaction,  subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series  (i.e.,  the same  exercise price and  expiration  date) as the option  previously  purchased  or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option becomes worthless to the holder when it expires. Upon exercise of an option,  the  exchange  or contract  market  clearinghouse  assigns  exercise notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration  date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Foreign Investments

     Investors in The Large-Cap  Value Equity,  The  International  Equity,  The
Labor  Select  International  Equity,  The  Emerging  Markets,  The Global Fixed
Income,  The International  Fixed Income,  and The Global Real Estate Securities
Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity,
The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity Portfolio, The Real
Estate Investment Trust Portfolios,  The Select 20, The Core Focus Fixed Income,
The  Intermediate  Fixed Income,  The Core Plus Fixed Income and The  High-Yield
Bond Portfolios,  each of which possesses a limited ability to invest in foreign securities)  should  recognize  that  investing in securities  issued by foreign corporations and foreign governments involves certain considerations,  including those set forth in the  Prospectuses,  which are not typically  associated  with investments in United States  issuers.  Since the securities of foreign  issuers are frequently  denominated in foreign currencies,  and since each Portfolio may temporarily  hold un-invested  reserves in bank deposits in foreign  currencies, these  Portfolios  will be  affected  favorably  or  unfavorably  by  changes in currency  rates and in  exchange  control  regulations,  and may incur  costs in connection with conversions between various currencies.  The investment policies of each Portfolio,  except The Mid-Cap Growth Equity  Portfolio,  permit each to enter into forward foreign currency exchange  contracts and permit The Small-Cap
Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The
Emerging  Markets and The  International  Fixed Income  Portfolios  to engage in certain  options  and  futures  activities,  in  order  to  hedge  holdings  and commitments  against changes in the level of future currency rates. See "Foreign
Currency Transactions" above.

     The Large-Cap  Value Equity,  The  International  Equity,  The Labor Select
International  Equity, The Emerging Markets, The Global Fixed Income, The Global
Real Estate Securities,  and The International  Fixed Income Portfolios (and The
Large-Cap Growth Equity,  The Small-Cap Growth Equity, The Focus Smid-Cap Growth
Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select
20, The Core Focus Fixed Income,  The Intermediate  Fixed Income,  The Core Plus
Fixed Income, and The High-Yield Bond Portfolios with respect to up to 20%, 10%,
10%, 20%, 10%, 10%, 20%, 20%, 20%, and 10%, respectively, of their total assets)
will invest in securities of foreign issuers and may hold foreign currency. Each of these  Portfolios  has the right to  purchase  securities  in any  developed, underdeveloped  or emerging  country.  Investors  should consider  carefully the substantial  risks  involved in investing in securities  issued by companies and governments of foreign  nations.  These risks are in addition to the usual risks inherent in domestic  investments.  There is the  possibility of  expropriation, nationalization or confiscatory  taxation,  taxation of income earned in foreign nations or other taxes imposed with respect to investments  in foreign  nations, foreign  exchange  control  (which  may  include  suspension  of the  ability to
transfer  currency  from  a  given  country),   default  in  foreign  government
securities,  political or social  instability or diplomatic  developments  which could affect investments in securities of issuers in those nations.

     In  addition,  in many  countries,  there is  substantially  less  publicly available information about issuers than is available in reports about companies in the  United  States  and this  information  tends to be of a lesser  quality.
Foreign companies are not subject to uniform accounting,  auditing and financial reporting  standards,  and  auditing  practices  and  requirements  may  not  be comparable to those applicable to United States  companies.  In particular,  the assets and profits  appearing on the  financial  statements  of a developing  or emerging  country  issuer may not reflect its  financial  position or results of operations in the way they would be reflected had the financial  statements been
prepared  in  accordance  with  United  States  generally  accepted   accounting
principles. Also, for an issuer that keeps accounting records in local currency, inflation  accounting  rules may require for both tax and  accounting  purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to  express  items in terms of  currency  or  constant  purchasing  power.
Inflation  accounting may indirectly  generate losses or profits.  Consequently, financial data may be materially  affected by restatements for inflation and may not  accurately  reflect the real  condition  of those  issuers  and  securities markets.

     It is also  expected that the expenses for  custodial  arrangements  of The
Large-Cap Value Equity, The Large-Cap Growth Equity,  The International  Equity,
The Labor Select  International  Equity, The Emerging Markets,  The Global Fixed
Income,  The International  Fixed Income, The Small-Cap Growth Equity, The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust , The Select 20, The Mid-Cap Growth  Equity,  The Core Focus Fixed Income,
The  Intermediate  Fixed  Income,  The Core Plus Fixed  Income,  The Global Real
Estate Securities,  and The High-Yield Bond Portfolios'  foreign securities will be somewhat  greater than the expenses for the custodial  arrangements  for U.S.
securities of equal value. Dividends and interest paid by foreign issuers may be subject to  withholding  and other foreign  taxes.  Although in some countries a portion of these  taxes is  recoverable,  the  non-recovered  portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising  the  Portfolio's  investments.  See  "Dividends,  Distributions  and
Taxes."

     Further, a Portfolio may encounter  difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States,  are likely to be higher.  Further,  the settlement  period of securities  transactions  in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries,  there is less government  supervision and regulation of business and industry practices,  stock exchanges,  brokers and listed companies than in the United  States,  and capital  requirements  for brokerage  firms are generally  lower.  The foreign  securities  markets of many of the  countries in which a  Portfolio  may invest may also be  smaller,  less liquid and subject to greater price volatility than those in the United States.

     Compared  to the United  States  and other  developed  countries,  emerging countries may have volatile social conditions,  relatively unstable  governments and political  systems,  economies  based on only a few  industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities,  which can result in a low or nonexistent  volume of trading.  Prices in these  securities  markets  tend to be volatile  and, in the past,  securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until
recently,   there  has  been  an  absence  of  a  capital  market  structure  or market-oriented economy in certain emerging countries.  Further, investments and opportunities  for investments by foreign  investors are subject to a variety of
national   policies  and   restrictions  in  many  emerging   countries.   These
restrictions  may take the form of prior  governmental  approval,  limits on the amount  or type of  securities  held  by  foreigners,  limits  on the  types  of companies in which foreigners may invest and prohibitions on foreign investments in issuers or  industries  deemed  sensitive to national  interests.  Additional restrictions  may be imposed at any time by these or other  countries in which a
Portfolio invests.  Also, the repatriation of both investment income and capital from several  foreign  countries is  restricted  and  controlled  under  certain regulations,  including,  in some  cases,  the  need  for  certain  governmental consents.  Although these  restrictions may in the future make it undesirable to invest in emerging  countries,  neither  Manager nor Mondrian  believes that any current repatriation  restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which
The  Emerging  Markets  Portfolio  will  primarily  invest,   have  historically
experienced  and may continue to  experience,  substantial,  and in some periods extremely high rates of inflation for many years, high interest rates,  exchange rate  fluctuations  or currency  depreciation,  large amounts of external  debt, balance of payments and trade difficulties and extreme poverty and unemployment.
Other factors which may  influence  the ability or  willingness  to service debt include,  but  are  not  limited  to,  a  country's  cash  flow  situation,  the availability  of sufficient  foreign  exchange on the date a payment is due, the relative  size of its  debt  service  burden  to the  economy  as a  whole,  its government's  policy  towards  the IMF,  the World Bank and other  international agencies  and the  political  constraints  to which a  government  debtor may be subject.

     With  respect to  investment  in debt  issues of foreign  governments,  the ability of a foreign government or government-related  issuer to make timely and ultimate  payments  on its  external  debt  obligations  will  also be  strongly influenced by the issuer's balance of payments,  including  export  performance, its access to international  credits and  investments,  fluctuations in interest rates and the  extent of its  foreign  reserves.  A country  whose  exports  are concentrated in a few commodities or whose economy depends on certain  strategic imports could be vulnerable to  fluctuations  in  international  prices of these commodities or imports.  To the extent that a country  receives  payment for its exports in  currencies  other than  dollars,  its ability to make debt  payments denominated in dollars could be adversely  affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing  loans and aid from foreign governments,  commercial banks and multilateral organizations,  and inflows of  foreign  investment.  The  commitment  on the part of these  foreign governments,  multilateral  organizations and others to make such  disbursements may be conditioned on the government's implementation of economic reforms and/or economic  performance  and the  timely  service of its  obligations.  Failure to implement  such reforms,  achieve such levels of economic  performance  or repay principal or interest when due may curtail the willingness of such third parties to lend funds,  which may further impair the issuer's  ability or willingness to service its debts in a timely manner.  The cost of servicing  external debt will also  generally be adversely  affected by rising  international  interest  rates because many external debt obligations bear interest at rates which are adjusted based upon  international  interest rates.  The ability to service external debt will  also  depend  on the  level  of the  relevant  government's  international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a government issuer to obtain sufficient  foreign exchange to service its external debt.

     As a result of the foregoing,  a foreign governmental issuer may default on its  obligations.  If such a  default  occurs,  a  Portfolio  may  have  limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases,  be pursued in the courts of the  defaulting  party itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the foreign  government  and  government-related  high yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield
Bond, The Core Plus Fixed Income,  The Global Fixed Income and The International
Fixed  Income   Portfolios  expect  to  invest  have  in  the  past  experienced substantial  difficulties  in servicing their external debt  obligations,  which have led to defaults on certain  obligations  and the  restructuring  of certain indebtedness.  Restructuring  arrangements  have  included,  among other things, reducing and rescheduling  interest and principal payments by negotiating new or amended  credit  agreements  or  converting  outstanding  principal  and  unpaid interest to Brady Bonds, and obtaining new credit to finance interest  payments.
Holders  of  certain  foreign  government  and  government-related   high  yield
securities  may be  requested  to  participate  in  the  restructuring  of  such obligations  and to  extend  further  loans to their  issuers.  There  can be no
assurance   that  the   Brady   Bonds   and   other   foreign   government   and
government-related  high yield  securities  in which The Emerging  Markets,  The
High-Yield  Bond,  The Core Plus Fixed  Income,  The Global Fixed Income and The
International  Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring  arrangements  which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for
such  debt  may  be  directly   involved  in  negotiating  the  terms  of  these
arrangements and may therefore have access to information not available to other market participants.

     With respect to forward foreign currency exchange,  the precise matching of forward contract  amounts and the value of the securities  involved is generally not possible  since the future value of such  securities  in foreign  currencies will  change  as a  consequence  of  market  movements  in the  value  of  those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See
"Forward Foreign Currency Exchange Contracts" below.

     With  reference  to  the  Portfolios'  investments  in  foreign  government securities,  there is the risk that a foreign governmental issuer may default on its  obligations.  If such a  default  occurs,  a  Portfolio  may  have  limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases,  be pursued in the courts of the  defaulting  party itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of foreign  government and  government-related  debt securities have  in the  past  experienced  substantial  difficulties  in  servicing  their external debt obligations, which have led to defaults on certain obligations and the  restructuring  of certain  indebtedness.  Restructuring  arrangements  have included,  among other things,  reducing and rescheduling interest and principal
payments  by  negotiating  new  or  amended  credit   agreements  or  converting
outstanding  principal  and unpaid  interest to Brady Bonds,  and  obtaining new credit to finance interest  payments.  Holders of certain foreign government and government-related  high yield securities may be requested to participate in the restructuring  of such obligations and to extend further loans to their issuers.
There can be no  assurance  that Brady Bonds and other  foreign  government  and government-related  securities  will  not be  subject  to  similar  defaults  or restructuring  arrangements  which  may  adversely  affect  the  value  of  such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may  therefore  have  access  to  information  not  available  to  other  market participants.

     Investments  and  opportunities  for  investments  by foreign  investors in emerging  market  countries  are subject to a variety of national  policies  and restrictions.  These  restrictions  may  take  the  form of  prior  governmental approval, limits on the amount or type of securities held by foreigners,  limits on the types of companies in which  foreigners  may invest and  prohibitions  on foreign  investments  in issuers or  industries  deemed  sensitive  to  national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Portfolios'  invest.  Although these  restrictions may in the future  make it  undesirable  to invest in emerging  countries,  neither the
Manager nor Mondrian believes that any current  registration  restrictions would affect its decision to invest in such countries.

     As disclosed in the Prospectus for The International Equity Portfolio,  The
Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The
Global Fixed Income  Portfolio,  The Core Focus Fixed Income,  The  Intermediate
Fixed Income  Portfolio,  The Core Plus Fixed Income  Portfolio,  The High Yield
Bond  Portfolio,  and The  International  Fixed  Income  Portfolio,  the foreign short-term fixed income securities in which the Portfolio may invest may be U.S.
dollar or foreign currency denominated,  including the euro. Such securities may include those issued by  supranational  entities.  A supranational  entity is an entity established or financially  supported by the national  governments of one or more countries to promote  development or reconstruction.  They include:  The
Work Bank,  European  Investment Bank, Asian Development Bank, European Economic
Community, and the Inter-American Development Bank. Such fixed income securities will be typically  rated, at the time of purchase,  AA or higher by S&P or Aa or higher by  Moody's or of  comparable  quality as  determined  by the  Manager or
Mondrian, as applicable.

Forward Foreign Currency Exchange Contracts

     The  foreign   investments  made  by  The  Large-Cap  Growth  Equity,   The
International  Equity,  The Labor Select  International  Equity, The Real Estate
Investment Trust, The Global Fixed Income,  The International  Fixed Income, The
Emerging Markets, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity,
The Smid-Cap  Growth  Equity,  The Select 20, The Core Focus Fixed  Income,  The
Intermediate  Fixed Income, The Core Plus Fixed Income, The High-Yield Bond, and
The Global Real Estate  Securities  Portfolios  present currency  considerations which pose special risks, as described in the Prospectus.

     Although  these  Portfolios  value  their  assets  daily  in  terms of U.S.
dollars, they do not intend to convert their holdings of foreign currencies into
U.S.  dollars on a daily basis. A Portfolio  will,  however,  from time to time, purchase or sell foreign  currencies  and/or engage in forward foreign  currency transactions in order to expedite  settlement of Portfolio  transactions  and to minimize  currency  value  fluctuations.  A  Portfolio  may  conduct its foreign currency  exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate prevailing  in the foreign  currency  exchange  market or through  entering into contracts  to  purchase or sell  foreign  currencies  at a future date (i.e.,  a
"forward foreign  currency"  contract or "forward"  contract).  A Portfolio will convert  currency  on a spot basis from time to time,  and  investors  should be aware of the costs of currency conversion.

     A forward  contract  involves an  obligation to purchase or sell a specific currency at a future  date,  which may be any fixed number of days from the date of the contract,  agreed upon by the parties,  at a price set at the time of the contract.

     A Portfolio  may enter into  forward  contracts to "lock in" the price of a security it has agreed to purchase  or sell,  in terms of U.S.  dollars or other currencies  in which the  transaction  will be  consummated.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign  currency,  of the amount of foreign currency involved in the underlying security  transaction,  a  Portfolio  will be able to protect  itself  against a possible loss resulting from an adverse change in currency exchange rates during the period  between the date the  security is  purchased or sold and the date on which payment is made or received.

     For example, when the Manager or Mondrian, as applicable, believes that the currency  of a  particular  foreign  country  may suffer a  significant  decline against the U.S. dollar or against another currency,  a Portfolio may enter into a  forward  contract  to  sell,  for a fixed  amount  of U.S.  dollars  or other appropriate currency,  the amount of foreign currency approximating the value of some or all of the Portfolio's  securities denominated in such foreign currency.
A Portfolio will not enter into forward  contracts or maintain a net exposure to such  contracts  where the  consummation  of the  contracts  would  obligate the
Portfolio to deliver an amount of foreign currency in excess of the value of the
Portfolio's securities or other assets denominated in that currency.

     The Portfolios may enter into forward  contracts to hedge the currency risk associated with the purchase of individual securities  denominated in particular currencies.  In the  alternative,  the  Portfolios  may also  engage in currency
"cross hedging" when, in the opinion of the Manager or Mondrian,  as applicable,
the  historical   relationship  among  foreign  currencies   suggests  that  the
Portfolios  may achieve the same  protection  for a foreign  security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency  other than the U.S.  dollar or the foreign  currency in which the security is denominated.

     At the  maturity of a forward  contract,  a  Portfolio  may either sell the portfolio  security and make delivery of the foreign currency,  or it may retain the security and  terminate  its  contractual  obligation to deliver the foreign currency by purchasing an  "offsetting"  contract with the same currency  trader obligating  it to purchase,  on the same maturity  date,  the same amount of the foreign  currency.  The  Portfolio  may  realize  gain  or  loss  from  currency transactions.

     With respect to forward foreign currency contracts, the precise matching of forward contract  amounts and the value of the securities  involved is generally not possible  since the future value of such  securities  in foreign  currencies will  change  as a  consequence  of  market  movements  in the  value  of  those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is  impossible  to forecast the market value of Portfolio  securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely,  it may be  necessary  to sell on the  spot  market  some  of the  foreign  currency received  upon the sale of a Portfolio  security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Futures and Options on Futures

     In order to remain fully invested,  to facilitate  investments in portfolio securities and to reduce  transaction  costs, The Large-Cap  Growth Equity,  The
Mid-Cap Growth Equity,  The Small-Cap  Growth Equity,  The Focus Smid-Cap Growth
Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Global
Real Estate  Securities,  The Emerging Markets,  The Select 20, The Intermediate
Fixed  Income,  The Core  Focus  Fixed  Income  and The Core Plus  Fixed  Income
Portfolios may, to a limited extent,  enter into futures contracts,  purchase or sell options on futures contracts and engage in certain  transactions in options on  securities,  and may enter into  closing  transactions  with respect to such activities.  The Portfolios will only enter into these  transactions for hedging purposes if it is consistent  with the  Portfolios'  investment  objectives  and policies and the Portfolios  will not engage in such  transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities,  in the aggregate,  exceed 25% of the Portfolios' assets, or 20% of The Real Estate Investment Trust Portfolios' total assets.

     Additionally,  The International  Fixed Income, The Core Plus Fixed Income,
The Core Focus Fixed Income, The Global Real Estate Securities, and The Emerging
Markets Portfolios may enter into futures contracts, purchase or sell options on futures  contracts,  and trade in options on foreign  currencies,  and may enter into closing  transactions  with respect to such  activities  to hedge or "cross hedge" the currency risks associated with its investments.

     The Large-Cap  Growth  Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap
Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The
Real Estate  Investment Trust, The Global Real Estate  Securities,  The Emerging
Markets,  The Select 20, The  Intermediate  Fixed  Income,  The Core Focus Fixed
Income and The Core Plus Fixed Income  Portfolios  may enter into  contracts for the purchase or sale for future delivery of securities.  A futures contract is a bilateral  agreement providing for the purchase and sale of a specified type and amount of a financial  instrument,  or for the making and  acceptance  of a cash settlement,  at a stated time in the future for a fixed price.  By its terms,  a futures  contract  provides  for  a  specified  settlement  date  on  which  the securities underlying the contracts are delivered,  or in the case of securities index futures contracts,  the difference between the price at which the contract was  entered  into and the  contract's  closing  value is  settled  between  the purchaser and the seller in cash.  Futures contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller  equally obligated to complete the transaction.  In addition,  futures contracts call for settlement  only on the expiration  date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security or the purchase of an option in that no purchase  price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as  "initial  margin" as a good faith  deposit.  This  amount is generally  maintained in a segregated account at the custodian bank.  Subsequent payments to and from the broker,  referred to as "variation margin," are made on a daily  basis as the value of the index or  instrument  underlying  the futures contract  fluctuates,  making  positions  in the futures  contract  more or less valuable, a process known as "marking to the market."

     Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of  fluctuations in interest rates without  actually buying or selling the securities. For example, if interest rates are expected to increase,  a Portfolio  might enter into futures  contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt  securities  owned by the  Portfolio.  If  interest  rates did increase,  the value of the debt securities in the portfolio would decline,  but the  value  of  the  futures  contracts  to  the  Portfolio  would  increase  at approximately the same rate,  thereby keeping the net asset value ("NAV") of the
Portfolio from declining as much as it otherwise would have. Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.
Because the fluctuations in the value of futures  contracts should be similar to those of debt  securities,  a Portfolio  could take advantage of the anticipated rise in value of debt securities  without  actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the
Portfolio could then buy debt securities on the cash market.

     Foreign currency futures  contracts  operate similarly to futures contracts concerning  securities.  When The  International  Fixed Income Portfolio and The
Emerging Markets Portfolio sell a futures contract on a foreign  currency,  they are  obligated  to deliver  that  foreign  currency at a specified  future date.
Similarly,  a purchase by a Portfolio gives it a contractual  right to receive a foreign  currency.  This enables a Portfolio to "lock in"  exchange  rates.  The
Portfolios may also purchase and write options to buy or sell futures  contracts in which a Portfolio  may invest and enter into  related  closing  transactions.
Options on futures are similar to options  except that  options on futures  give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract,  rather  than  actually  to  purchase  or sell the  futures contract,  at a  specified  exercise  price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's  assets are required as futures contract  margin  deposits  and  premiums on options and only to the extent that obligations  under such futures  contracts and options  thereon would not exceed
20%  of the  Portfolio's  total  assets.  In  the  case  of an  option  that  is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

     With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures  contract is similar in some respects to the purchase of a call option on an individual  security.  Depending on the pricing of the option  compared to either the price of the futures contract upon which it is based, or the price of the underlying debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt securities.

     The writing of a call option on a futures  contract  constitutes  a partial hedge  against the declining  price of the security  which is  deliverable  upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option  premium which  provides a partial hedge against any decline that may have  occurred  in the  Portfolio's  holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security  which is  deliverable  upon exercise of the futures  contract.  If the futures price at the expiration of the option is higher than the exercise price, the Portfolio  will retain the full amount of option  premium  which  provides a partial  hedge  against  any  increase  in the  price of  securities  which  the
Portfolio intends to purchase.

     If a put or call  option that a Portfolio  has  written is  exercised,  the
Portfolio  will incur a loss which will be reduced by the amount of the  premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a
Portfolio's  losses from  existing  options on futures may, to some  extent,  be reduced  or  increased  by  changes in the value of  portfolio  securities.  The purchase of a put option on a futures  contract  is similar in some  respects to the purchase of protective puts on portfolio securities. For example, consistent with the  limited  purposes  for  which  the  Portfolios  will  engage  in these activities,  a  Portfolio  will  purchase a put option on a futures  contract to hedge the Portfolio's securities against the risk of rising interest rates.

     To the extent that  interest  rates move in an  unexpected  direction,  the
Portfolios  may not achieve the  anticipated  benefits of futures  contracts  or options on futures contracts or may realize a loss. For example,  if a Portfolio is hedged  against the  possibility of an increase in interest rates which would adversely  affect the price of  securities  held in its  portfolio  and interest rates  decrease  instead,  the Portfolio will lose part or all of the benefit of the  increased  value  of its  securities  which  it has  because  it will  have offsetting losses in its futures position. In addition,  in such situations,  if the Portfolio had insufficient  cash, it may be required to sell securities from its  portfolio  to meet  daily  variation  margin  requirements.  Such  sales of securities may, but will not  necessarily,  be at increased prices which reflect the rising market.  The Portfolios may be required to sell  securities at a time when it may be disadvantageous to do so.

     Further,  with respect to options on futures contracts,  the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same  securities or contracts and have the same exercise  price and expiration date. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option  prior to the exercise  date,  it will suffer a loss of the  premium  paid.  The  ability  to  establish  and close out positions on options will be subject to the  maintenance  of a liquid  secondary market, which cannot be assured.

     Lastly,  it should be noted  that the  Trust (on  behalf of each  Fund) has filed with the National Futures  Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity
Exchange  Act,  as  amended,  and the  rules of the  Commodity  Futures  Trading
Commission  promulgated  thereunder,  with  respect  to each  Fund's  operation.
Accordingly, each Fund is not subject to registration or regulation as a CPO.

High Yield, High Risk Securities

     The Large-Cap Growth Equity,  The  International  Fixed Income,  The Global
Fixed Income, The Core Plus Fixed Income and The Select 20 Portfolios may invest up to 5%,  5%, 5%, 30% and 5%,  respectively,  of its assets in high risk,  high
yield  fixed  income  securities  of  foreign  governments,   including,  within
specified limitations, Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed income  securities  issued by emerging country companies,  and foreign  governments,  their agencies and  instrumentalities  or political  sub-divisions,  all of which may be high yield, high risk securities, including Brady Bonds.

     The High-Yield Bond Portfolio invests primarily in corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized  statistical rating organization ("NRSRO").

     High  yield,  high risk bonds are  considered  to be of poor  standing  and predominantly  speculative and entail certain risks,  including the risk of loss of principal,  which may be greater than the risks  involved  with  investing in investment-grade  securities.  Such securities are sometimes issued by companies whose  earnings at the time of issuance are less than the projected debt service on the high yield  securities.  Such  securities  are  subject to a  substantial degree of credit  risk.  In the past,  the high  yields  from  these  bonds have compensated for their higher default rates. There can be no assurance,  however, that yields will continue to offset  default rates on these bonds in the future.
The Manager  intends to maintain an  adequately  diversified  portfolio of these bonds for the  High-Yield  Bond  Portfolio.  Investments  in high yield bonds by other  Portfolios  are  limited  as  discussed  herein  and  in  the  applicable
Prospectus.  While  diversification and limiting the percentage of the Portfolio that  can be  invested  in such  bonds  can  help to  reduce  the  effect  of an
individual   default  on  the  Portfolios,   there  can  be  no  assurance  that
diversification  or limitation  will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

     Medium  and  low-grade  bonds  held by the  Portfolios  may be  issued as a consequence of corporate  restructurings,  such as leveraged buy-outs,  mergers, acquisitions,  debt  recapitalizations  or similar events. Also, these bonds are often issued by smaller,  less  creditworthy  companies  or by highly  leveraged
(indebted)  firms,  which are generally less able than more  financially  stable firms to make scheduled  payments of interest and principal.  The risks posed by bonds issued under such circumstances are substantial.

     The  economy and  interest  rates may affect  these high  yield,  high risk securities differently from other securities.  Prices have been found to be less sensitive  to interest  rate changes  than higher  rated  investments,  but more sensitive to adverse  economic  changes or  individual  corporate  developments.
Also,  during an economic  downturn  or  substantial  period of rising  interest rates,  highly  leveraged  issuers may experience  financial  stress which would adversely  affect  their  ability  to service  principal  and  interest  payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal  will also ordinarily  have a more dramatic effect on the values of these  investments than on the values of higher  rated  securities.  Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest  or  dividends  when  due.  Such  changes  will,  however,  affect  the respective Portfolios' NAV.

     Although  the market for high yield  bonds has been in  existence  for many years,  including  periods of  economic  downturns,  the high yield  market grew rapidly during the long economic expansion which took place in the United States during the  1980s.  During the  economic  expansion,  the use of high yield debt securities to fund highly leveraged  corporate  acquisitions and  restructurings increased  dramatically.  As a result,  the high yield market grew substantially
during  the  economic  expansion.   Although  experts  disagree  on  the  impact
recessionary  periods  have had and will  have on the high  yield  market,  some analysts  believe a protracted  economic  downturn  would  severely  disrupt the market for high yield bonds,  adversely  affect the value of outstanding  bonds, adversely  affect the  liquidity  of such  bonds,  and/or  adversely  affect the ability of high yield issuers to repay  principal and interest.  Those  analysts cite volatility experienced in the high yield market in the past as evidence for their  position.  It is likely that protracted  periods of economic  uncertainty would result in increased  volatility  in the market prices of high yield bonds, an  increase  in the  number  of high  yield  bond  defaults  and  corresponding volatility in the Portfolio's NAV.

     In  addition,  if, as a result of  volatility  in the high yield  market or other factors,  the Portfolio  experiences  substantial  net  redemptions of the
Portfolio's shares for a sustained period of time, the High-Yield Bond Portfolio may be required to sell  securities  without regard to the investment  merits of the  securities  to be sold.  If the  Portfolio  sells a  substantial  number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

     Furthermore,  the secondary  market for high yield  securities is currently dominated  by  institutional  investors,  including  mutual  funds  and  certain financial  institutions.  There is generally  no  established  retail  secondary market for high yield  securities.  As a result,  the secondary  market for high yield securities is more limited and less liquid than other secondary securities markets.  The  high  yield  secondary  market  is  particularly  susceptible  to liquidity  problems when the  institutions  which dominate it temporarily  cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis.  A less liquid  secondary  market may have an adverse effect on the
Portfolio's ability to dispose of particular issues, when necessary, to meet the
Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the  creditworthiness  of the issuer.  In addition,  a less liquid  secondary  market makes it more  difficult for the  Portfolios to obtain precise  valuations  of the high yield  securities in their  portfolios.  During periods  involving  such  liquidity  problems,  judgment plays a greater role in valuing high yield  securities  than is normally the case. The secondary  market for high yield  securities is also generally  considered to be more likely to be
disrupted  by  adverse   publicity  and  investor   perceptions  than  the  more
established  secondary  securities markets. A Portfolio's  privately placed high yield  securities  are  particularly  susceptible to the liquidity and valuation risks outlined above.

     Finally,  there are a variety of legislative  actions which have been taken or which are  considered  from time to time by the United States  Congress which
could  adversely   affect  the  market  for  high  yield  bonds.   For  example,
Congressional  legislation limited the deductibility of interest paid on certain high yield bonds used to finance  corporate  acquisitions.  Also,  Congressional legislation has, with some exceptions,  generally  prohibited  federally-insured
savings  and  loan   institutions  from  investing  in  high  yield  securities.
Regulatory actions have also affected the high yield market.  For example,  many insurance  companies have restricted or eliminated  their purchase of high yield bonds as a  result  of,  among  other  factors,  actions  taken by the  National
Association of Insurance  Commissioners.  If similar  legislative and regulatory actions are taken in the future,  they could result in further tightening of the secondary  market for high  yield  issues,  could  reduce the number of new high yield  securities  being  issued  and  could  make  it  more  difficult  for the
High-Yield Bond Portfolio, in particular, to attain its investment objective.

Interest Rate and Index Swaps

     The  Core  Focus  Fixed  Income  Portfolio,  The  Core  Plus  Fixed  Income
Portfolio,  and The  Intermediate  Fixed Income Portfolio may invest in interest rate and index swaps to the extent  consistent with their investment  objectives and strategies. A Portfolio will only invest in swaps in which all the reference rates are  related  to or  derived  from  instruments  or  markets  in which the
Portfolio  is  otherwise  eligible  to invest,  and  subject  to the  investment limitations on the instruments to which the purchased reference rate relates.

     Swaps are agreements to exchange payment streams over a period of time with another  party,  called  a  counterparty.  Each  payment  stream  is  based on a specified  rate,  which could be a fixed or variable  interest rate, the rate of return on an index,  or some other  reference  rate.  The  payment  streams  are calculated  with  reference  to a  hypothetical  principal  amount,  called  the notional principal or the notional amount. For example, in an interest rate swap one  party  may  agree to pay a fixed  interest  rate to a  counterparty  and to receive in return  variable  interest rate payments from the  counterparty.  The amount that each party pays is calculated by multiplying  the fixed and variable rates,  respectively,  by the notional  amount.  The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction;  it is used only to calculate the value of the payment streams.

     When two  counterparties  each wish to swap  interest rate  payments,  they typically  each  enter  into a  separate  interest  rate  swap  contract  with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The  broker/dealer intermediary  enters into numerous  transactions  of this sort,  and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

     The typical minimum notional amount is $5 million.  Variable interest rates are usually set by reference to the London  Inter-Bank  Offered Rate  ("LIBOR").
The typical  maximum term of an interest rate swap agreement  ranges from one to
12 years. Index swaps tend to be shorter term, often for one year.

     A Portfolio may also engage in index swaps, also called total return swaps.
In an index swap, a Portfolio may enter into a contract with a  counterparty  in which the counterparty will make payments to the Portfolio based on the positive returns of an index, such as a corporate bond index, in return for the Portfolio paying to the counterparty a fixed or variable  interest rate, as well as paying to the  counterparty  any negative returns on the index. In a sense, a Portfolio is  purchasing  exposure to an index in the amount of the notional  principal in return for making  interest  rate  payments on the notional  principal.  As with interest rate swaps,  the notional  principal does not actually  change hands at any point in the transaction.  The  counterparty,  typically an investment bank, manages  its  obligations  to make  total  return  payments  by  maintaining  an inventory of the fixed income securities that are included in the index.

     Swap  transactions  provide several benefits to a Portfolio.  Interest rate swaps may be used as a  duration  management  tool.  Duration  is a measure of a bond's  interest-rate  sensitivity,  expressed  in terms of years  because it is related to the length of time  remaining on the life of a bond. In general,  the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates.  The average  duration of a Portfolio is the weighted average of the durations of the Portfolio's fixed income securities.

     If a  Portfolio  wished to shorten  the  duration of certain of its assets, longer term assets  could be sold and shorter  term assets  acquired,  but these transactions have potential tax and return differential  consequences.  By using an interest rate swap, a Portfolio  could agree to make  semi-annual  fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months.  The duration of the floating  rate  payments  received by the Portfolio will now be six months.  In effect,  a Portfolio has reduced the duration of the notional  amount  invested from a longer term to six months over the life of the swap agreement.

     A Portfolio  may also use swaps to gain exposure to specific  markets.  For example,  suppose bond dealers have  particularly  low  inventories of corporate bonds,  making it difficult  for a fixed income fund to increase its exposure to the  corporate  bond  segment of the market.  It is  generally  not  possible to purchase  exchange-traded  options on a corporate bond index. A Portfolio  could replicate  exposure to the  corporate  bond market,  however,  by engaging in an index swap in which the Portfolio  gains  exposure to a corporate  bond index in return for paying a LIBOR-based floating interest rate.

     Other uses of swaps could help  permit a Portfolio  to preserve a return or spread on a  particular  investment  or portion of its  portfolio  or to protect against  an  increase  in the  price of  securities  the  Portfolio  anticipates purchasing  at a later date.  Interest  rate swaps may also be  considered  as a substitute for interest rate futures in many cases where the hedging  horizon is longer than the maturity of the typical futures contract,  and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

     The  primary  risk  of swap  transactions  is the  creditworthiness  of the counterparty,  since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often  referred  to as  counterparty  risk.  If there is a default  by a counterparty  in a swap  transaction,  a Portfolio's  potential  loss is the net amount of payments the  Portfolio is  contractually  entitled to receive for one payment period (if any - the Portfolio could be in a net payment position),  not the entire notional amount,  which does not change hands in a swap  transaction.
Swaps do not involve the delivery of  securities or other  underlying  assets or principal as collateral for the  transaction.  A Portfolio will have contractual remedies  pursuant to the swap  agreement but, as with any  contractual  remedy, there is no guarantee that the Portfolio  would be successful in pursuing them -
the  counterparty  may be  judgment  proof due to  insolvency,  for  example.  A
Portfolio  thus  assumes  the risk that it will be  delayed  or  prevented  from obtaining  payments  owed to it.  The  standard  industry  swap  agreements  do, however, permit a Portfolio to terminate a swap agreement (and thus avoid making additional  payments)  in the event that a  counterparty  fails to make a timely payment to the Portfolio.

     In  response  to this  counterparty  risk,  several  securities  firms have established  separately  capitalized  subsidiaries  that  have a  higher  credit rating, permitting them to enter into swap transactions as a dealer. A Portfolio will not be permitted to enter into any swap transaction  unless, at the time of entering  into such  transaction,  the  unsecured  long-term  debt of the actual counterparty,  combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent  credit  quality by the Manager.
In addition,  the Manager will closely monitor the ongoing  creditworthiness  of swap counterparties in order to minimize the risk of swaps.

     In addition to  counterparty  risk,  the use of swaps also  involves  risks similar to those associated with ordinary  portfolio security  transactions.  If the  portfolio  manager is incorrect in his or her forecast of market  values or interest rates, the investment performance of a Portfolio which has entered into a swap  transaction  could be less  favorable  than it would  have  been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Portfolio might  theoretically  be required to pay in a swap transaction.

     In order to ensure that a Portfolio  will only engage in swap  transactions to the extent  consistent  with its investment  objectives and  strategies,  the
Portfolio will only engage in a swap  transaction if all of the reference  rates used in the swap are  related to or derived  from  securities,  instruments,  or markets that are otherwise  eligible  investments for the Portfolio.  Similarly, the  extent to which a  Portfolio  may  invest  in a swap,  as  measured  by the notional  amount,  will be  subject  to the  same  limitations  as the  eligible investments to which the purchased reference rate relates.

     A  Portfolio  will,  consistent  with  industry  practice,   segregate  and
mark-to-market  daily cash or other liquid  assets  having an  aggregate  market value at least equal to the net amount of the excess, if any, of the Portfolio's payment  obligations  over its  entitled  payments  with  respect  to each  swap contract.  To the extent that a Portfolio  is obligated by a swap to pay a fixed or variable  interest  rate,  the Portfolio may  segregate  securities  that are expected to  generate  income  sufficient  to meet the  Portfolio's  net payment obligations.  For  example,  if a  Portfolio  holds  interest  rate swaps and is required to make payments based on variable interest rates, it will have to make increased  payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

     There is not a well developed  secondary  market for interest rate or index swaps.  Most interest rate swaps are nonetheless  relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.  Many index  swaps,  on the other  hand,  are  considered  to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination  (and, not  surprisingly,  index swaps tend to have much shorter terms).  The  Portfolio  may  therefore  treat  all  swaps as  subject  to their limitation on illiquid investments. For purposes of calculating these percentage limitations,  the Portfolio will refer to the notional amount of the swap. Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying  income for purposes of  Subchapter  M of the Code.  Swaps should not otherwise  result in any significant  diversification  or valuation issues under
Subchapter M.

Investment Company Securities

     Except for The Labor Select International Equity Portfolio,  each Portfolio may invest in other investment companies. Any investments that the Portfolios in other  investment  companies,  including  open-end,  closed-end or  unregistered investment companies,  either within the percentage limits set forth in the 1940
Act,  any rule or order  thereunder,  or SEC staff  interpretation  thereof,  or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.  However, none of the Portfolios may operate  as a "fund of funds"  which  invests  primarily  in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as  investments  by such a "fund of funds." Under the 1940 Act's current limitations, the Portfolios may not: (i) own more than 3%
of the voting stock of another investment company; (ii) invest more than 5% of a
Portfolio's total assets in the shares of any one investment company;  nor (iii)
invest more than 10% of a Portfolio's total assets in shares of other investment companies.  These percentage limitations also apply to a Portfolio's investments in unregistered investment companies.

Loans and Other Direct Indebtedness

     The  Core  Focus  Fixed  Income  Portfolio,  The  Core  Plus  Fixed  Income
Portfolio,  The High-Yield Bond  Portfolio,  and The  Intermediate  Fixed Income
Portfolio  may purchase  loans and other direct  indebtedness.  In  purchasing a loan,  a  Portfolio  acquires  some or all of the  interest  of a bank or  other lending institution in a loan to a corporate,  governmental,  or other borrower.
Many such loans are secured,  although some may be unsecured.  Such loans may be in  default  at the time of  purchase.  Loans  that are  fully  secured  offer a
Portfolio more  protection  than unsecured  loans in the event of non-payment of scheduled  interest  or  principal.  However,  there  is no  assurance  that the liquidation  of  collateral  from a secured  loan would  satisfy  the  corporate borrower's obligation, or that the collateral can be liquidated. These loans are
made  generally  to  finance  internal  growth,  mergers,  acquisitions,   stock
repurchases,  leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending  institutions,  represented by an agent lending  institution  that  has  negotiated  and  structured  the  loan  and  is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the  syndicate,  and for enforcing its and their  other  rights  against  the  borrower.  Alternatively,  such loans may be structured as a novation,  pursuant to which a Portfolio would assume all of the rights of the lending  institution  in a loan or as an  assignment,  pursuant to which a  Portfolio  would  purchase  an  assignment  of a portion  of a lender's interest in a loan either directly from the lender or through an intermediary.

     A Portfolio  may also  purchase  trade or other claims  against  companies, which  generally  represent money owned by the company to a supplier of goods or services.  These  claims may also be  purchased at a time when the company is in default.

     Certain  of the loans  and the  other  direct  indebtedness  acquired  by a portfolio may involve  revolving  credit  facilities or other standby  financing commitments  which obligate a Portfolio to pay additional cash on a certain date or on  demand.  These  commitments  may  require a  Portfolio  to  increase  its investment in a company at a time when that Portfolio might not otherwise decide to do so (including at a time when the company's  financial  condition  makes it unlikely  that such amounts  will be repaid).  To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a  segregated  account  cash or other high grade debt  obligations  in an amount sufficient to meet such commitments. A Portfolio's ability to receive payment of principal,  interest and other amounts due in connection with these  investments will depend primarily on the financial  condition of the borrower.  In selecting the loans and other direct  indebtedness  that a Portfolio  will  purchase,  the investment  manager  will  rely  upon  its own  (and  not the  original  lending institution's)  credit analysis of the borrower.  As a Portfolio may be required to rely upon another lending  institution to collect and pass onto the Portfolio amounts payable with respect to the loan and to enforce the  Portfolio's  rights under the loan and other direct  indebtedness,  an  insolvency,  bankruptcy,  or reorganization  of the lending  institution  may delay or prevent the  Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate,  as well, the creditworthiness of the lending institution and will treat both the borrower and  the  lending  institution  as an  "issuer"  of the  loan  for  purposes  of compliance  with  applicable  law  pertaining  to  the  diversification  of  the
Portfolio's  investments.  The  highly  leveraged  nature of many such loans and other  direct  indebtedness  may make such loans and other  direct  indebtedness especially  vulnerable  to adverse  changes in  economic  or market  conditions.
Investments in such loans and other direct  indebtedness may involve  additional risk to the Portfolios.

Mortgage-Backed Securities

     The Real Estate  Investment Trust, The Global Real Estate  Securities,  The
Core Focus Fixed Income,  The Core Plus Fixed  Income,  The  Intermediate  Fixed
Income and The Global  Fixed  Income  Portfolios  may invest in  mortgage-backed securities  issued  or  guaranteed  by the  U.S.  government,  its  agencies  or instrumentalities  or by government  sponsored  corporations.  Those  securities include,  but are not  limited  to,  Government  National  Mortgage  Association
("GNMA") certificates. Such securities differ from other fixed income securities in that  principal  is paid  back by the  borrower  over the  length of the loan rather than returned in a lump sum at maturity.  When prevailing  interest rates rise,  the value of a GNMA  security may  decrease as do other debt  securities.
When prevailing  interest rates decline,  however,  the value of GNMA securities may not rise on a  comparable  basis with other debt  securities  because of the prepayment  feature of GNMA securities.  Additionally,  if a GNMA certificate is purchased  at a premium  above its  principal  value  because  its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.  Funds received from prepayments  may be reinvested  at the  prevailing  interest  rates which may be lower than the rate of interest that had previously been earned.

     The  Portfolios  also may  invest in  collateralized  mortgage  obligations
("CMOs") and real estate mortgage investment conduits ("REMICs").  CMOs are debt securities issued by U.S. government  agencies or by financial  institutions and other mortgage lenders and  collateralized  by a pool of mortgages held under an indenture.  CMOs are  issued in a number of  classes  or series  with  different maturities.  The classes or series are  retired in  sequence  as the  underlying mortgages are repaid.  REMICs, which were authorized under the Tax Reform Act of
1986,  are  private  entities  formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in
that  they   issue   multiple   classes  of   securities.   To  the  extent  any
privately-issued  CMOs  or  REMICs  in  which  the  Portfolios  may  invest  are considered  by the SEC to be investment  companies,  the  Portfolios  will limit their  investments in such securities in a manner consistent with the provisions of the 1940 Act.

     The mortgages backing these securities include  conventional  30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance,  may be backed by GNMA certificates  or other mortgage  pass-throughs  issued or guaranteed by the U.S.
government,  its agencies or  instrumentalities.  However, the guarantees do not extend  to the  mortgage-backed  securities'  value,  which  is  likely  to vary inversely with  fluctuations in interest rates.  These  certificates are in most cases "pass-through"  instruments,  through which the holder receives a share of
all  interest  and  principal   payments  from  the  mortgages   underlying  the
certificate.  Because the prepayment characteristics of the underlying mortgages vary,  it is not  possible to predict  accurately  the average  life or realized yield of a particular  issue of  pass-through  certificates.  During  periods of declining  interest rates,  prepayment of mortgages  underlying  mortgage-backed securities  can be expected to  accelerate.  When the mortgage  obligations  are prepaid,  a Portfolio may reinvest the prepaid amounts in securities,  the yield of which reflects interest rates prevailing at the time.  Moreover,  prepayments of mortgages  which underlie  securities  purchased at a premium could result in capital losses.

     Certain CMOs and REMICs may have  variable or floating  interest  rates and others  may be  stripped.  Stripped  mortgage  securities  have  greater  market volatility  than other types of mortgage  securities in which the Portfolios may invest.

     Stripped mortgage  securities are usually  structured with two classes that receive different  proportions of the interest and principal  distributions on a pool of mortgage assets. A common type of stripped  mortgage  security will have one class  receiving  some of the  interest and most of the  principal  from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only"  class), while the other class will receive all of the principal (the  "principal-only"  class). The yield to maturity on an interest-only  class is extremely  sensitive  not only to changes in  prevailing
interest  rates  but  also  to  the  rate  of  principal   payments   (including
prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of principal  payments may have a material adverse effect on a Portfolio's yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments  of  principal,  a  Portfolio  may fail to fully  recoup its initial investment in these  securities  even if the securities are rated in the highest rating categories.

     Although   stripped   mortgage   securities   are  purchased  and  sold  by
institutional  investors  through  several  investment  banking  firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet been fully developed and,  accordingly, these  securities are generally  illiquid and to such extent,  together with any other illiquid investments, will not exceed 15% of a Portfolio's net assets.

     CMOs and REMICs issued by private  entities are not  government  securities and are not directly  guaranteed by any government  agency.  They are secured by the  underlying  collateral of the private  issuer.  Each of the  Portfolios may invest in such  private-backed  securities but, the  Portfolios,  other than The
Intermediate Fixed Income Portfolio,  will do so only if: (i) the securities are
100%  collateralized  at the time of issuance by securities issued or guaranteed by the U.S. government,  its agencies or  instrumentalities  and (ii) currently, they are rated at the time of purchase in the two highest grades by an NRSRO.

     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus Fixed  Income  Portfolios  each may invest up to 20% of its total assets in
CMOs and  REMICs  issued by private  entities  which are not  collateralized  by securities  issued  or  guaranteed  by the  U.S.  government,  its  agencies  or instrumentalities,  non-agency mortgage-backed securities.  Investments in these securities  may be made  only if the  securities:  (i) are  rated at the time of purchase in the four top rating  categories by an NRSRO (e.g.,  BBB or better by
S&P or Baa or better by Moody's)  and (ii)  represent  interests  in  whole-loan mortgages,  multi-family  mortgages,  commercial  mortgages  and other  mortgage collateral  supported  by a  first  mortgage  lien on  real  estate.  Non-agency mortgage-backed  securities  are  subject to the  interest  rate and  prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are  subject.  Non-agency  mortgage-backed  securities  may also be subject to a
greater  risk  of  loss  of  interest  and   principal   because  they  are  not
collateralized  by securities  issued or guaranteed by the U.S.  government.  In addition,  timely  information  concerning the loans underlying these securities may not be as readily  available and the market for these securities may be less liquid than other CMOs and REMICs.

Options

     The Large-Cap  Growth Equity,  The Mid-Cap  Growth Equity,  The Real Estate
Investment Trust, The Global Real Estate Securities, The Core Plus Fixed Income,
The Core Focus  Fixed  Income,  The  Intermediate  Fixed  Income,  The  Emerging
Markets,  The Small-Cap  Growth Equity,  The Focus Smid-Cap  Growth Equity,  The
Smid-Cap  Growth Equity and The Select 20 Portfolios  may purchase call options, write call  options  on a covered  basis,  purchase  put  options  and write put options.  Writing put options  will require the  Portfolio  to segregate  assets sufficient to cover the put while the option is outstanding.

     The  Portfolios  may invest in options that are either  exchange-listed  or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close  options  positions and this may have an adverse impact on the Portfolios'  ability to effectively  hedge their  securities.  The
Intermediate  Fixed  Income,  The  Large-Cap  Growth  Equity,  The  Real  Estate
Investment Trust, The Global Real Estate Securities, The Core Plus Fixed Income,
The Core Focus Fixed Income, The Emerging Markets,  The Small-Cap Growth Equity,
The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth Equity, and The Select 20
Portfolios will not invest more than 15% of their respective  assets in illiquid securities.

     Covered Call Writing.  The  Portfolios  may write covered call options from time to time on such portion of their securities as the Manager or Mondrian,  as applicable,  determines is  appropriate  given the limited  circumstances  under which the Portfolios intend to engage in this activity.  A call option gives the purchaser  of such  option  the  right to buy and the  writer  (in  this  case a
Portfolio) the obligation to sell the underlying  security at the exercise price during the option  period.  The advantage is that the writer  receives a premium income  and the  purchaser  may hedge  against an  increase  in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

     During the option  period,  a covered call option writer may be assigned an exercise  notice by the  broker/dealer  through  whom such call  option was sold requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such  earlier time in which the writer  effects a closing  purchase transaction.  A closing purchase  transaction cannot be effected with respect to an option  once the  option  writer has  received  an  exercise  notice for such option.

     With  respect  to  options  on  actual  portfolio  securities  owned by the
Portfolios, a Portfolio may enter into closing purchase transactions.  A closing purchase  transaction is one in which the Portfolio,  when obligated as a writer of an option,  terminates  its  obligation  by  purchasing an option of the same series as the option previously written.

     Consistent  with the limited  purposes for which the  Portfolios  intend to engage in the  writing of covered  calls,  closing  purchase  transactions  will ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an  underlying  security  from being  called,  to permit the sale of the underlying  security or to enable the Portfolios to write another call option on the  underlying  security with either a different  exercise  price or expiration date or both.

     The  Portfolios  may  realize a net gain or loss  from a  closing  purchase transaction  depending  upon  whether  the net  amount of the  original  premium received  on the call  option  is more or less  than the cost of  effecting  the
closing  purchase   transaction.   Any  loss  incurred  in  a  closing  purchase
transaction may be partially or entirely  offset by the premium  received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or  partially  offset by  unrealized  appreciation  in the market value of the underlying  security.  Conversely,  a gain resulting from a closing purchase  transaction  could be offset  in whole or in part by a decline  in the market value of the underlying security.

     If a call option expires unexercised, a Portfolio will realize a short-term capital  gain in the amount of the  premium on the option,  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the  difference  between the cost of the underlying  security,  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying  security.  Other principal  factors  affecting  market value include supply and  demand,  interest  rates,  the price  volatility  of the  underlying security and the time remaining until the expiration date.

     The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option  period.  Unless a closing  purchase  transaction is effected,  the Portfolios would be required to continue to hold a security which they might  otherwise  wish to sell,  or  deliver a security  they would want to hold.  Options  written by the Portfolios  will normally have  expiration  dates between one and nine months from the date written.  The exercise price of a call option  may be  below,  equal  to,  or above  the  current  market  value of the underlying security at the time the option is written.

     Purchasing  Call Options.  The  Portfolios may purchase call options to the extent that  premiums paid by the  Portfolios  do not aggregate  more than 2% of their  respective  total assets.  When a Portfolio  purchases a call option,  in return for a premium  paid by the  Portfolio  to the writer of the  option,  the
Portfolio  obtains  the right to buy the  security  underlying  the  option at a specified  exercise price at any time during the term of the option.  The writer of the call option,  who  receives the premium upon writing the option,  has the obligation,  upon  exercise of the option,  to deliver the  underlying  security against payment of the exercise price.  The advantage of purchasing call options is that the Portfolios may alter portfolio  characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The  Portfolios  may,  following  the purchase of a call option,  liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same  series as the option  previously  purchased.  The
Portfolios  will realize a profit from a closing sale  transaction  if the price received  on the  transaction  is more than the  premium  paid to  purchase  the original  call option;  the  Portfolios  will realize a loss from a closing sale transaction  if the price  received on the  transaction is less than the premium paid to purchase the original call option.

     Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary  market on an exchange will exist for any particular  option, or at any  particular  time,  and for some  options  no  secondary  market on an exchange  may exist.  In such event,  it may not be  possible to effect  closing transactions in particular  options,  with the result that the Portfolios  would have to  exercise  their  options in order to realize any profit and would incur brokerage  commissions upon the exercise of such options and upon the subsequent disposition of the underlying  securities  acquired through the exercise of such
options.   Further,   unless  the  price  of  the  underlying  security  changes sufficiently,  a call option  purchased  by a Portfolio  may expire  without any value to the Portfolio.

     Purchasing  Put  Options.  The  Portfolios  may purchase put options to the extent  premiums paid by the  Portfolios do not aggregate  more than 2% of their respective total assets.  The Mid-Cap Growth Equity,  The Real Estate Investment
Trust,  The  Global  Real  Estate  Securities,  and The Core Plus  Fixed  Income
Portfolios  will,  at all times  during  which they hold a put  option,  own the security covered by such option.

     A put option  purchased by the Portfolios  gives them the right to sell one of their  securities for an agreed price up to an agreed date.  Consistent  with the limited  purposes for which the  Portfolios  intend to purchase put options, the  Portfolios  intend to purchase  put  options in order to protect  against a decline in the market value of the underlying  security below the exercise price less the  premium  paid for the  option  ("protective  puts").  The  ability  to purchase  put options will allow a Portfolio  to protect  unrealized  gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value,  the  Portfolio  will lose the value of the premium  paid.  The  Portfolio  may sell a put  option  which it has  previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option which is sold.

     The  Portfolios  may sell a put option  purchased on  individual  portfolio
securities.   Additionally,   the   Portfolios   may  enter  into  closing  sale
transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an  outstanding  option,  liquidates  its  position  by selling an option of the same series as the option previously purchased.

     Writing Put Options.  A put option  written by a Portfolio  obligates it to buy the security  underlying  the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the
Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer  through whom the option was sold  requiring the Portfolio to make payment of the exercise  price against delivery of the underlying security.  The obligation  terminates upon expiration of the put option or at such earlier time at which the writer  effects a closing purchase  transaction.  A Portfolio  may write put options only if the Portfolio will  maintain in a  segregated  account with its  custodian  bank,  cash,  U.S.
government  securities  or other  assets in an amount not less than the exercise price of the option at all times during the option  period.  The amount of cash,
U.S.  government  securities or other assets held in the segregated account will be  adjusted  on a daily  basis to reflect  changes  in the market  value of the securities covered by the put option written by the Portfolios.  Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options,  such put options will generally be written in circumstances  where the  Manager or  Mondrian,  as  applicable,  wishes to purchase  the  underlying security for the  Portfolios  at a price lower than the current  market price of the security. In such event, a Portfolio would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.

     Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security  underlying the option by effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing  transaction after they have been notified of the exercise of the option.

Options on Stock Indices

     The Large-Cap  Growth  Equity,  The Emerging  Markets,  The Core Plus Fixed
Income,  The Core  Focus  Fixed  Income,  The  Intermediate  Fixed  Income,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity,  The Select 20, and The Global Real  Estate  Securities  Portfolios  may
acquire options on stock indices.  A stock index assigns  relative values to the common stocks included in the index with the index  fluctuating  with changes in the market values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the underlying index on the date of exercise,  multiplied by (ii) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified  multiple.  The writer of the option is  obligated,  in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions  in stock index options will depend on price movements in the stock market  generally (or in a particular  industry or segment of the market) rather than  price  movements  of  individual  securities.  As with  stock  options,  a
Portfolio  may offset its position in stock index options prior to expiration by entering  into a closing  transaction  on an  exchange  or it may let the option expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard & Poor's  500 or the New York  Stock  Exchange  Composite  Index,  or a
narrower market index such as the Standard & Poor's 100.  Indices are also based on an  industry  or  market  segment  such as the AMEX Oil and Gas  Index or the
Computer and Business  Equipment  Index.  Options on stock indices are currently traded on domestic  exchanges such as: The Chicago Board Options  Exchange,  the
New York  Stock  Exchange  and  American  Stock  Exchange  as well as on foreign exchanges.

     A  Portfolio's  ability  to  hedge  effectively  all  or a  portion  of its securities  through  transactions  in  options on stock  indices  depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not  duplicate  the  components of an index,  the  correlation  will not be exact.  Consequently,  a  Portfolio  bears  the  risk  that  the  prices  of the securities  being  hedged  will  not  move in the  same  amount  as the  hedging instrument. It is also possible that there may be a negative correlation between the  index  or  other  securities  which  would  result  in a loss on both  such securities and the hedging instrument.

     Positions  in stock  index  options  may be closed out only on an  exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions could have an adverse impact on a Portfolio's  ability  effectively to hedge its  securities.  A Portfolio  will enter into an option  position only if there appears to be a liquid secondary market for such options.

     A Portfolio will not engage in transactions in options on stock indices for speculative  purposes  but only to  protect  appreciation  attained  and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions

     Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or  institutional  investors  for their  use  relating  to short  sales or other security transactions.

     It is the  understanding of the Trust that the SEC staff permits  portfolio lending by registered  investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government  securities,  or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower;  (ii) this collateral  must be valued  daily and  should  the  market  value of the  loaned securities  increase,  the borrower  must  furnish  additional  collateral  to a
Portfolio; (iii) a Portfolio must be able to terminate the loan after notice, at any time; (iv) a Portfolio must receive reasonable interest on any loan, and any dividends,  interest  or other  distributions  on the lent  securities,  and any increase  in the  market  value  of such  securities;  (v) a  Portfolio  may pay reasonable  custodian  fees in  connection  with the loan;  and (vi) the  voting rights on the lent securities may pass to the borrower;  however, if the Trust's
Board of  Trustees  of knows that a  material  event  will  occur  affecting  an investment  loan, they must either terminate the loan in order to vote the proxy or enter  into an  alternative  arrangement  with the  borrower  to  enable  the trustees to vote the proxy.

     The major risk to which a Portfolio would be exposed on a loan  transaction is the risk that the borrower  would go bankrupt at a time when the value of the security goes up. Therefore,  a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the Manager or Mondrian, as applicable, under the  supervision  of the Board of Trustees as  applicable,  including  the creditworthiness of the borrowing broker, dealer or institution and then only if the  consideration  to be  received  from such  loans  would  justify  the risk.
Creditworthiness  will be  monitored  on an  ongoing  basis  by the  Manager  or
Mondrian, as applicable.

Real Estate Investment Trusts

     The Real Estate  Investment  Trust  Portfolios'  and The Global Real Estate
Securities  Portfolio's  investments in real estate  investment trusts ("REITs")
present  certain  further  risks that are unique  and in  addition  to the risks associated with investing in the real estate industry in general.  The Large-Cap
Growth Equity  Portfolio may also invest in REITs consistent with its investment objectives and policies. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified,  and are subject to the risks of financing projects.  REITs whose  underlying  assets  include  long-term  health care  properties,  such as nursing,  retirement  and  assisted  living  homes,  may be  impacted by federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks -
when  interest  rates  decline,  the value of a REIT's  investment in fixed rate obligations can be expected to rise.  Conversely,  when interest rates rise, the value of a REIT's  investment  in fixed  rate  obligations  can be  expected  to decline.  In contrast,  as interest rates on adjustable  rate mortgage loans are reset periodically,  yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates,  causing the value of such investments to fluctuate less  dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial  resources,  may trade less frequently and in a  limited  volume,  and may be  subject  to more  abrupt  or  erratic  price movements than other securities.

Repurchase Agreements

     While each  Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

     The  funds  in  the   Delaware   Investments(R)family   (each  a  "Delaware
Investments(R)Fund"  and  collectively,  the  "Delaware   Investments(R)Funds"),
including the Trust,  have obtained an exemption (the "Order") from the SEC from the  joint-transaction  prohibitions  of Section  17(d) of the 1940 Act to allow such Funds  jointly to invest  cash  balances.  Each  Portfolio  may invest cash balances in a joint  repurchase  agreement in  accordance  with the terms of the
Order and subject generally to the conditions described below.

     A repurchase  agreement is a short-term  investment  by which the purchaser acquires  ownership of a debt security and the seller  agrees to repurchase  the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the  difference  between  the  repurchase  price  and the  market  value  of the security.  If bankruptcy  proceedings are commenced with respect to the seller a
Portfolio's  realization  upon the  collateral  may be delayed or limited.  Each
Portfolio will limit its  investment's  in repurchase  agreements to those which the Manager or Mondrian,  as  applicable,  determines to present  minimal credit risks  and  which  are of high  quality.  In  addition,  a  Portfolio  must have collateral  of at least 102% of the  repurchase  price,  including  the  portion representing the Portfolio's yield under such agreements which is monitored on a daily basis.  The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity,  The Intermediate  Fixed
Income,  The Large-Cap  Growth Equity,  The Small-Cap  Growth Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust, The Global Real Estate Securities, The Labor Select International Equity,
The Emerging Markets,  The Select 20, The Core Plus Fixed Income, The Core Focus
Fixed Income, The High-Yield Bond, and The International Fixed Income Portfolios
may  invest no more than 15% of net  assets in  repurchase  agreements  having a maturity in excess of seven days.

Restricted and Rule 144A Securities

     Each Portfolio may invest in restricted  securities,  including  securities eligible  for resale  without  registration  pursuant  to Rule 144A  ("Rule 144A
Securities") under the 1933 Act. Rule 144A Securities are traded among qualified institutional investors.  While maintaining oversight, the Board of Trustees, as applicable,  has  delegated  to the Manager and  Mondrian,  as  applicable,  the
day-to-day   function  of  determining  whether  or  not  individual  Rule  144A
Securities are liquid for purposes of each Portfolio's limitation on investments in illiquid  assets.  The Boards  have  instructed  the Manager and  Mondrian to consider  the  following  factors in  determining  the  liquidity of a Rule 144A
Security:  (i) the  frequency  of trades and  trading  volume for the  security;
(ii)whether  at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the  marketplace  trades  (e.g.,  the time  needed to  dispose  of the security,  the method of  soliciting  offers,  the  mechanics of  transfer,  and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of a Portfolio's  illiquidity to the extent that  qualified  institutional buyers become,  for a time,  uninterested in purchasing these securities.  After the  purchase of a Rule 144A  Security,  however,  the Board of Trustees and the
Manager or Mondrian,  as  applicable,  will continue to monitor the liquidity of that  security to ensure that a Portfolio has no more than 15% of its net assets in illiquid securities.  If the Manager or Mondrian,  as applicable,  determines that a Rule 144A  Security  which was  previously  determined to be liquid is no longer liquid and, as a result,  a Portfolio's  holdings of illiquid  securities exceed the Portfolio's 15% limit on investment in such  securities,  the Manager or Mondrian, as applicable,  will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

     Each Portfolio may purchase  privately  placed  securities  whose resale is
restricted  under  applicable   securities  laws.  Such  restricted   securities
generally offer a higher return potential than comparable  registered securities but involve  some  additional  risk since they can be resold  only in  privately negotiated  transactions or after registration under applicable securities laws.
The  registration  process may involve  delays which would result in a Portfolio obtaining a less favorable price on a resale.

Short-Term Investments

     The  short-term  investments  in which The  Large-Cap  Growth  Equity,  The
Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The
Core Plus Fixed Income, The Labor Select  International  Equity, The Real Estate
Investment  Trust, The Global Real Estate  Securities,  The Global Fixed Income,
The International  Fixed Income, The High-Yield Bond, The Emerging Markets,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity and The Select 20 Portfolios may invest include:

     (1) Time deposits,  certificates of deposit (including  marketable variable rate  certificates  of  deposit),  and  bankers'  acceptances  issued  by a U.S.
commercial  bank.  Time  deposits are  non-negotiable  deposits  maintained in a banking  institution  for a specified  period of time at a stated interest rate.
Time  deposits  maturing  in more than  seven  days will not be  purchased  by a
Portfolio,  and time  deposits  maturing  from two business  days through  seven calendar days will not exceed 15% of the net assets of a Portfolio  (10% for The
Mid-Cap Growth Equity,  The  International  Equity,  and The Global Fixed Income
Portfolios).  Certificates  of deposit  are  negotiable  short-term  obligations issued by commercial  banks against funds deposited in the issuing  institution.
Variable rate  certificates of deposit are  certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a  specified  market  rate.  A bankers'  acceptance  is a time draft  drawn on a commercial  bank by a  borrower  usually  in  connection  with an  international commercial transaction (to finance the import,  export,  transfer, or storage of goods).

     A Portfolio  will not invest in any security  issued by a  commercial  bank unless:  (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total  assets of at least $1 billion,  the  aggregate investment  made in any one such bank is limited to $100,000  and the  principal amount of such  investment is insured in full by the Federal  Deposit  Insurance
Corporation,  (ii) it is a member of the Federal Deposit Insurance  Corporation, and (iii) the bank or its securities have received the highest quality rating by an NRSRO;

     (2) Commercial paper with the highest quality rating by an NRSRO (e.g., A-1 by S&P or Prime-1 by  Moody's)  or, if not so rated,  of  comparable  quality as determined by the Manager or Mondrian;

     (3) Short-term corporate  obligations with the highest quality rating by an
NRSRO (e.g.,  AAA by S&P or Aaa by Moody's) or, if not so rated,  of  comparable quality as determined by the Manager or Mondrian;

     (4) U.S. government securities (see "U.S. Government Securities");

     (5) Repurchase agreements collateralized by securities listed above; and

     (6) In the case of The International Equity, The Labor Select International
Equity,  The Emerging  Markets,  The Global  Fixed Income and The  International
Fixed Income Portfolios,  bank deposits held by or at the Portfolio's  custodian bank or one of its sub-custodians.

Swaps, Caps, Floors and Collars

     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus Fixed Income  Portfolios  may enter into  interest rate and index swaps and the purchase or sale of related caps, floors and collars.  The Portfolios expect to enter into these  transactions  primarily to preserve a return or spread on a particular  investment  or portion of its  portfolio,  as a duration  management technique  or to protect  against any  increase in the price of  securities  the
Portfolios  anticipate  purchasing at a later date. The Portfolios intend to use these  transactions as hedges and not speculative  investments and will not sell interest  rate  caps  or  floors  where  they  do not own  securities  or  other instruments  providing the income stream the Portfolios may each be obligated to pay.  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal  amount of  principal.  An index swap is an  agreement  to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional  principal amount from the party  selling such cap to the extent that a specified  index exceeds a predetermined  interest  rate or amount.  The  purchase of a floor  entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  such  floor  to the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

     A Portfolio  will usually  enter into swaps on a net basis,  i.e.,  the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and  collars  are  entered  into for good  faith  hedging  purposes,  the
Manager,  Mondrian and the Portfolios believe such obligations do not constitute senior  securities under the 1940 Act and,  accordingly,  will not treat them as being subject to their borrowing restrictions.  No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit  enhancements,  is rated at least A by S&P or Moody's or is determined to be of  equivalent  credit  quality by the Manager.  If there is a default by the counterparty,  a  Portfolio  may  have  contractual  remedies  pursuant  to  the agreements related to the transaction.  The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation.  As a result, the swap market has become relatively  liquid.  Caps, floors and collars are more recent  innovations for which  standardized  documentation  has not yet been fully developed and, accordingly, they are less liquid than swaps.

U.S. Government Securities

     The U.S.  government  securities in which the various Portfolios may invest for temporary  purposes and otherwise  (see  "Investment  Restrictions"  and the
Prospectuses of the Portfolios for additional information), include a variety of securities  which are issued or  guaranteed  as to the payment of principal  and interest by the U.S.  government,  and by various agencies or  instrumentalities which have been established or sponsored by the U.S. government.

     U.S.  Treasury  securities are backed by the "full faith and credit" of the
United  States.  Securities  issued or guaranteed  by federal  agencies and U.S.
government  sponsored  instrumentalities  may or may not be  backed  by the full faith and credit of the United  States.  In the case of securities not backed by the full faith and credit of the United  States,  investors  in such  securities look  principally to the agency or  instrumentality  issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import  Bank, Farmers Home  Administration,
Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA,  are, in effect,  backed by the full faith and credit of the United
States through  provisions in their charters that they may make  "indefinite and unlimited"  drawings on the Treasury,  if needed to service its debt.  Debt from certain other  agencies and  instrumentalities,  including the Federal Home Loan
Bank and Federal National Mortgage Association  ("FNMA"),  are not guaranteed by the United States,  but those  institutions  are protected by the  discretionary authority for the U.S.  Treasury to purchase certain amounts of their securities to assist the  institutions in meeting their debt  obligations.  Finally,  other agencies and  instrumentalities,  such as the Farm Credit System and the Federal
Home Loan Mortgage Corporation,  are federally chartered institutions under U.S.
government  supervision,  but  their  debt  securities  are  backed  only by the creditworthiness of those institutions, not the U.S. government.

     Some of the U.S.  government  agencies  that issue or guarantee  securities
include   the   Export-Import   Bank  of  the  United   States,   Farmers   Home
Administration,  Federal Housing Administration,  Maritime Administration, Small
Business Administration, and the Tennessee Valley Authority.

     An  instrumentality  of a U.S.  government  agency is a  government  agency organized under Federal charter with government  supervision.  Instrumentalities issuing or  guaranteeing  securities  include,  among others,  Federal Home Loan
Banks, the Federal Land Banks, Central Bank for Cooperatives,  Federal Immediate
Credit Banks and the FNMA.

Warrants

     The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth
Equity, The Small-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate
Investment Trust, The Global Real Estate Securities,  The International  Equity,
The Labor Select  International  Equity,  The Emerging Markets and The Select 20
Portfolios may purchase warrants and similar rights, which are privileges issued by  corporations  enabling  the owners to  subscribe to and purchase a specified number of shares of the  corporation  at a  specified  price  during a specified period of time.  The  purchase  of warrants  involves  the risk that a Portfolio could  lose the  purchase  value of a  warrant  if the  right  to  subscribe  to additional shares is not exercised prior to the warrant's expiration.  Also, the purchase of warrants  involves  the risk that the  effective  price paid for the warrant added to the  subscription  price of the related security may exceed the value  of the  subscribed  security's  market  price  such as when  there  is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities

     Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking  place in the  future  in order to  secure  what is  considered  to be an advantageous  yield or price at the  time of the  transaction.  Delivery  of and payment for these  securities may take as long as a month or more after the date of the purchase  commitment.  A Portfolio  will  maintain  with its  custodian a separate account with a segregated portfolio of securities in an amount at least equal to these  commitments.  The payment obligation and the interest rates that will be  received  are each  fixed at the time  the  Portfolio  enters  into the commitment and no interest accrues to the Portfolio until  settlement.  Thus, it is possible that the market value at the time of  settlement  could be higher or lower  than the  purchase  price if the  general  level of  interest  rates  has changed.

Zero Coupon and Pay-In-Kind Bonds

     Zero coupon bonds are debt  obligations  which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value.  Pay-In-Kind  ("PIK") bonds pay interest through the issuance to holders of additional  securities.  Zero coupon bonds and PIK bonds are generally considered to be more  interest-sensitive than income bearing bonds, to be more speculative than interest-bearing  bonds and to have certain tax  consequences  which could,  under  certain  circumstances,  be adverse to the  Portfolios  authorized  to invest in them.  Investments  in zero coupon or PIK bonds would require the Portfolio to accrue and distribute  income
not  yet  received.   In  order  to  generate  sufficient  cash  to  make  these distributions,  a Portfolio may be required to sell  securities in its portfolio that it otherwise  might have continued to hold or to borrow.  These rules could affect the amount,  timing and tax character of income  distributed  to you by a
Portfolio.

--------------------------------------------------------------------------------
                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

     Except  for  Delaware  REIT Fund Class A, B, C, R and  Institutional  Class
Shares,  each  Portfolio has adopted a policy  generally  prohibiting  providing
portfolio  holdings   information  to  any  person  until  after  the  Portfolio disseminates its monthly  statement to  shareholders.  We provide a list of each
Portfolio's holdings on the shareholder's monthly statement, and then afterwards portfolio holdings  information will be made available to the public who can get such information via phone by calling 800 231-8002.

     With respect to the Delaware  REIT Fund Class A, B, C, R and  Institutional
Class Shares of The Real Estate  Investment Trust  Portfolio,  the Trust posts a list of the Fund's  portfolio  holdings  monthly,  with a thirty-day lag, on the
Fund's website,  www.delawareinvestments.com.  In addition, on a ten-day lag, we also make  available  a  month-end  summary  listing of the number of the Fund's securities, country and asset allocations, and top-ten securities and sectors by percentage of holdings for the Fund. This  information is available  publicly to any and all  shareholders  free of charge  once posted on the website by calling
800 523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute the Portfolios'  shares,  are generally treated similarly and are not provided with a  Portfolio's  holdings  information  in advance of when they are generally available to the public.  Third-party service providers and affiliated persons of a Portfolio  are provided with the  Portfolio's  holdings only to the
extent  necessary  to  perform   services  under  agreements   relating  to  the
Portfolios.

     Third-party  rating  agencies and  consultants  who have signed  agreements
("Non-Disclosure  Agreements")  with a  Portfolio  or the  Manager  may  receive
portfolio   holdings   information   more  quickly  than  described  above.  The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the information or trading on the information  (either in Portfolio shares or in shares of the Portfolio's securities holdings). In addition, the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither a Portfolio,  the  Manager,  Mondrian,  nor any  affiliate receives any compensation or consideration with respect to these agreements.

     To protect  shareholders'  interests  and to avoid  conflicts  of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Portfolio's Chief Compliance Officer prior to such use.

     The  Portfolios'  Board of Trustees  will be  notified  of any  substantial changes to the  foregoing  procedures.  The Board also receives an annual report from the  Trust's  Chief  Compliance  Officer  on the  adequacy  of the  Trust's compliance with these procedures.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

                              Officers and Trustees

     The  business and affairs of the Trust are managed  under the  direction of its Board.  Certain officers and Trustees of the Trust hold identical  positions in each of the other Delaware Investments(R)Funds. As of [January 31, 2007], the
Trust's officers and Trustees owned less than [1]% of the outstanding  shares of each Portfolio, except for the Institutional Class of the Delaware REIT Fund, in
which they owned [1.77]% of the  outstanding  shares.  The Trust's  Trustees and principal  officers  are noted  below  along  with their  birth  dates and their business  experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death, or removal.

------------------------------------------------------------------------------------------------------------------------------------
 Name Address and         Position(s) Held   Length of Time   Principal Occupation(s) Number of Portfolios   Other Directorships
 Birthdate                with the Trust     Served           During Past 5 Years     in Fund Complex        Held by Trustee/
                                                                                      Overseen by Trustee/   Director or Officer
                                                                                      Director or Officer

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------

Patrick P. Coyne(1)          Chairman,        Chairman and    Patrick P. Coyne has             84            Director--
2005 Market Street       President, Chief     Trustee since   served in various                              Kaydon Corporation
Philadelphia, PA 19103   Executive           August 16, 2006  executive capacities
                         Officer and                          at different times at
                              Trustee        President and    Delaware Investments(2)
April 14, 1963                              Chief Executive
                                             Officer since
                                              August 1, 2006

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------

Thomas L. Bennett               Trustee            Since      Private Investor--               84            Director--
2005 Market Street                            March 23, 2005  (March 2004 - Present)                         Bryn Mawr Bank
Philadelphia, PA 19103                                                                                       Corp. (BMTC)
                                                              Investment Manager--                           (April 2007 -Present)
October 4, 1947                                               Morgan Stanley & Co.
                                                              (January 1984 - March 2004)

------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                     Trustee           5 years     President--                      84           Director--
2005 Market Street                                            Franklin & Marshall College                   Community Health Systems
Philadelphia, PA 19103                                        (June 2002 - Present)

May 28, 1960                                                  Executive Vice President--                     Director--
                                                              University of Pennsylvania                     Allied Barton
                                                              (April 1995 - June 2002)                       Security Holdings

------------------------------------------------------------------------------------------------------------------------------------

Anthony D. Knerr                Trustee          13 Years     Founder and Managing Director    84                    None
2005 Market Street                                            -- Anthony Knerr & Associates
Philadelphia, PA 19103                                        (Strategic Consulting)
                                                              (1990 - Present)
December 7, 1938

------------------------------------------------------------------------------------------------------------------------------------
Lucinda S. Landreth             Trustee            Since      Chief Investment Officer--       84                    None
2005 Market Street                            March 23, 2005  Assurant, Inc.
Philadelphia, PA 19103                                        (Insurance)
                                                              (2002 - 2004)
June 24, 1947

------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                    Trustee          17 Years     Consultant--                     84            Director and Audit
2005 Market Street                                            ARL Associates                                 Committee
Philadelphia, PA 19103                                        (Financial Planning)                           Chairperson--
                                                              (1983 - Present)                               Andy Warhol
November 1, 1940                                                                                             Foundation

                                                                                                             Director and Audit
                                                                                                             Committee Chair--
                                                                                                             Systemax Inc.

------------------------------------------------------------------------------------------------------------------------------------

Thomas F. Madison               Trustee        Since 1997(3)  President and Chief              84            Director--
2005 Market Street                                            Executive Officer--                            CenterPoint Energy
Philadelphia, PA 19103                                        MLM Partners, Inc.
                                                              (Small Business Investing &                    Director and Audit
February 25, 1936                                             Consulting)                                    Committee Chair--
                                                              (January 1993 - Present)                       Digital River Inc.

                                                                                                             Director and Audit
                                                                                                             Committee Member--
                                                                                                             Rimage Corporation

                                                                                                             Director--
                                                                                                             Valmont
                                                                                                             Industries, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                Trustee           7 Years     Treasurer                        84               None
2005 Market Street                                            (January 2006 - Present)
Philadelphia, PA 19103
                                                              Vice President--
July 31, 1948                                                 Mergers & Acquisitions
                                                              (January 2003 - January 2006),
                                                              and Vice President
                                                              (July 1995 - January 2003)
                                                              3M Corporation

                                                              Ms. Yeomans has held various
                                                              management positions at 3M
                                                              Corporation since 1983.

------------------------------------------------------------------------------------------------------------------------------------

J. Richard Zecher               Trustee            Since      Founder--                        84            Director and Audit
2005 Market Street                            March 23, 2005  Investor Analytics                             Committee Member--
Philadelphia, PA 19103                                        (Risk Management)                              Investor Analytics
                                                              (May 1999 - Present)
July 3, 1940                                                                                                 Director and Audit
                                                              Founder--                                      Committee Member--
                                                              Sutton Asset Management                        Oxigene, Inc.
                                                              (Hedge Fund)
                                                              (September 1996 - Present)

------------------------------------------------------------------------------------------------------------------------------------

-------------------------- ------------------ ----------------- -------------------------------- --------------------- -------------
Name, Address and          Position(s) Held     Length of Time  Principal Occupation(s)   Number of Portfolios   Other Directorships
Birthdate                   with the Trust          Served       During Past 5 Years      in Fund Complex        Held by Trustee/
                                                                                          Overseen by Trustee/  Director or Officer
                                                                                          Director or Officer
-------------------------- ------------------ ----------------- -------------------------------- --------------------- -------------

Officers
------------------------------------------------------------------------------------------------------------------------------------

David F. Connor             Vice President,    Vice President    David F. Connor has           84                  None(4)
2005 Market Street          Deputy General    since September    served as Vice President
Philadelphia, PA 19103        Counsel and       21, 2000 and     and Deputy General Counsel
                               Secretary      Secretary since    at Delaware Investments
December 2, 1963                              October 25, 2005   since 2000.

-------------------------- ------------------ ----------------- -------------------------------- --------------------- -------------

David P. O'Connor             Senior Vice       Senior Vice      David P. O'Connor             84                  None(4)
2005 Market Street            President,         President,      has served in various
Philadelphia, PA 19103      General Counsel   General Counsel    executive and legalcapacities
                            and Chief Legal   and Chief Legal    at different times at
February 21, 1966               Officer        Officer since     Delaware Investments
                                              October 25, 2005
-------------------------- ------------------ ----------------- -------------------------------- --------------------- -------------

Daniel V. Geatens                Vice         Treasurer since    Daniel V. Geatens has         84                 None(4)
2005 Market Street           President and      October 25,      served in various executive
Philadelphia, PA 19103         Treasurer           2007          capacities at different
                                                                 times at Delaware Investments.
October 26, 1972

-------------------------- ------------------ ----------------- -------------------------------- --------------------- -------------

Richard Salus               Chief Financial   Chief Financial    Richard Salus has served in    84                  None(4)
2005 Market Street              Officer        Officer since     various executive capacities
Philadelphia, PA 19103                        November 1, 2006   at different times at Delaware
                                                                 Investments.
October 4, 1963

------------------------------------------------------------------------------------------------------------------------------------

(1) Mr.  Coyne is  considered  to be an  "Interested  Trustee"  because he is an executive officer of the Trust's Manager.

(2)  Delaware  Investments(R)is  the  marketing  name  for  Delaware  Management
Holdings,  Inc. and its subsidiaries,  including the Trust's Manager,  principal underwriter and transfer agent.

(3) In 1997,  several  funds  managed  by  Voyageur  Fund  Managers,  Inc.  (the
"Voyageur Funds") were incorporated into the Delaware  Investments(R)  Family of
Funds.  Mr.  Madison  served as a director of the Voyageur Funds from 1993 until
1997.

(4) Messrs.  Connor, David P. O'Connor,  Geatens and Salus also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same
Manager,  principal  underwriter  and transfer  agent as the Trust.  Mr. John J.
O'Connor  also  serves in a similar  capacity  for  Lincoln  Variable  Insurance
Products Trust, which has the same investment manager as the Trust.

     The following is additional information regarding investment  professionals affiliated with the Trust.

------------------------- ------------------------- ---------------- -----------------------------------------
Name, Address              Position(s) Held with       Length of             Principal Occupation(s)
And Birthdate                the Trust/Mondrian       Time Served              During Past 5 Years
------------------------- ------------------------- ---------------- -----------------------------------------
Robert Akester            Senior Portfolio Manager     12 Years      Mr. Akester has served in various other
Fifth Floor                                                              capacities at different times at
10 Gresham Street                                                                   Mondrian.
London, England
EC2V 7JD

April 25, 1948

------------------------- ------------------------- ---------------- -----------------------------------------
Damon J. Andres              Vice President and        13 Years          Mr. Andres has served in various
2005 Market Street        Senior Portfolio Manager                       capacities at different times at
Philadelphia, PA 19103                                                        Delaware Investments.

October 24, 1969

------------------------- ------------------------- ---------------- -----------------------------------------
Fiona A. Barwick            Director of Regional       14 Years      Ms. Barwick has served in various other
Fifth Floor                 Research at Mondrian                         capacities at different times at
10 Gresham Street                                                                   Mondrian.
London, England
EC2V 7JD

June 26, 1968

------------------------- ------------------------- ---------------- -----------------------------------------
Marshall T. Bassett        Senior Vice President       11 Years         Mr. Bassett has served in various
2005 Market Street          and Senior Portfolio                         capacities at different times at
Philadelphia, PA 19103            Manager                                     Delaware Investments.

February 8, 1954
------------------------- ------------------------- ---------------- -----------------------------------------
Joanna Bates              Senior Portfolio Manager     10 Years          Ms. Bates has served in various
Fifth Floor                                                              capacities at different times at
10 Gresham Street                                                                   Mondrian.
London, England
EC2V 7JD

March 14, 1960
------------------------- ------------------------- ---------------- -----------------------------------------

Nigel Bliss               Senior Portfolio Manager     12 Years       Mr. Bliss has served in various other
Fifth Floor                                                              capacities at different times at
10 Gresham Street                                                                   Mondrian.
London, England
EC2V 7JD

July 15, 1971
------------------------- ------------------------- ---------------- -----------------------------------------

Christopher J. Bonavico    Vice President, Senior       3 Years          Vice President, Senior Portfolio
2005 Market Street         Portfolio Manager and                            Manager, Equity Analyst--
Philadelphia, PA               Equity Analyst                             Delaware Investment Advisers,
19103-7094                                                               a series of Delaware Management
                                                                                  Business Trust
September 9, 1965                                                             (April 2005 - Present)

                                                                         Principal and Portfolio Manager
                                                                     Transamerica Investment Management, LLC
                                                                                  (1993 - 2005)
------------------------- ------------------------- ---------------- -----------------------------------------

Kenneth F. Broad           Vice President, Senior       3 Years          Vice President, Senior Portfolio
2005 Market Street         Portfolio Manager and                            Manager, Equity Analyst--
Philadelphia, PA               Equity Analyst                             Delaware Investment Advisers,
19103-7094                                                               a series of Delaware Management
                                                                                  Business Trust
October, 6, 1965                                                             (April 2005 - Present).

                                                                         Principal and Portfolio Manager
                                                                     Transamerica Investment Management, LLC
                                                                                  (2000 - 2005)
------------------------- ------------------------- ---------------- -----------------------------------------

Steven G. Catricks           Vice President and         7 Years        Vice President, Portfolio Manager--
2005 Market Street           Portfolio Manager                            Delaware Investment Advisers,
Philadelphia, PA 19103                                                   a series of Delaware Management
                                                                                  Business Trust
August 3, 1959                                                                   (2001 - Present)

                                                                                 Equity Analyst--
                                                                               BlackRock Financial
                                                                                  (1999 - 2001)
------------------------- ------------------------- ---------------- -----------------------------------------

Thomas H. Chow             Senior Vice President        7 Years           Mr. Chow has served in various
2005 Market Street          and Senior Portfolio                         capacities at different times at
Philadelphia, PA                  Manager                                     Delaware Investments.
19103-7094

September 6, 1966
------------------------- ------------------------- ---------------- -----------------------------------------

Elizabeth A. Desmond          Director, Chief          16 Years      Ms. Desmond has served in various other
Fifth Floor                 Investment Officer--                         capacities at different times at
10 Gresham Street             Developed Equity                                      Mondrian.
London, England             Markets at Mondrian
EC2V 7JD

November 28, 1961
------------------------- ------------------------- ---------------- -----------------------------------------

Roger A. Early            Senior Vice President       Less than 1     Mr. Early joined Delaware Investments
2005 Market Street        and Senior Portfolio           year                        in 2007.
Philadelphia, PA          Manager
19103-7094                                                                  Senior Portfolio Manager--
                                                                          Chartwell Investment Partners
                                                                                   (2003-2007)

                                                                            Chief Investment Officer--
                                                                                Turner Investments
February 5, 1954                                                                   (2002-2003)

------------------------- ------------------------- ---------------- -----------------------------------------

Philip R. Perkins          Senior Vice President        5 Years          Senior Vice President and Senior
2005 Market Street          and Senior Portfolio                               Portfolio Manager--
Philadelphia, PA 19103            Manager                                 Delaware Investment Advisers,
                                                                         a series of Delaware Management
                                                                                  Business Trust
                                                                                 (2003 - Present)
May 20, 1961
                                                                       Chief Operating Officer and Managing
                                                                     Director-- Emerging Markets of Deutsche
                                                                                       Bank
                                                                                  (1998 - 2003)
------------------------- ------------------------- ---------------- -----------------------------------------

Victor Mostrowski            Vice President and       Less than 1         Mr. Mostrowski joined Delaware
2005 Market Street          Portfolio Manager -          year                      Investments
Philadelphia, PA 19103       International Debt                                    in May 2007

                                                                            Senior Portfolio Manager--
                                                                            HSBC Halbis Partners (USA)
                                                                                  (2006 - 2007)

                                                                               State of New Jersey,
                                                                             Department of Treasury,
March 10, 1963                                                                Division of Investment
                                                                                  (1999 - 2006)

------------------------- ------------------------- ---------------- -----------------------------------------

Christopher M. Ericksen      Vice President and         3 Years       Vice President and Portfolio Manager--
505 Montgomery Street        Portfolio Manager                            Delaware Investment Advisers,
11th Floor                                                               a series of Delaware Management
San Francisco, CA 94111                                                           Business Trust
                                                                                 (2005 - Present)

March 10, 1972                                                          Mr. Ericksen has served in various
                                                                         capacities at different times at
                                                                     Transamerica Investment Management, LLC

------------------------- ------------------------- ---------------- -----------------------------------------

Patrick G. Fortier         Vice President, Senior       3 Years         Vice President, Portfolio Manager,
2005 Market Street         Portfolio Manager and                       Equity Analyst-- Delaware Investment
Philadelphia, PA               Equity Analyst                                       Advisers,
19103-7094                                                               a series of Delaware Management
                                                                                  Business Trust
 May 31, 1970                                                                 (April 2005 - Present)

                                                                               Portfolio Manager--
                                                                     Transamerica Investment Management, LLC
                                                                                  (2000 - 2005)
------------------------- ------------------------- ---------------- -----------------------------------------

Clive A. Gillmore             Deputy Managing          17 Years         Mr. Gillmore has served in various
Fifth Floor                 Director and Senior                       other capacities at different times at
10 Gresham Street           Portfolio Manager at                                    Mondrian.
London, England                   Mondrian
EC2V 7JD

January 14, 1960
------------------------- ------------------------- ---------------- -----------------------------------------

Barry S. Gladstein           Vice President and         7 Years        Mr. Gladstein has served in various
2005 Market Street           Portfolio Manager                           capacities at different times at
Philadelphia, PA 19103                                                        Delaware Investments.

August 29, 1964
------------------------- ------------------------- ---------------- -----------------------------------------

Gregory M. Heywood           Vice President and         3 Years       Vice President and Portfolio Manager--
505 Montgomery Street        Portfolio Manager                            Delaware Investment Advisers,
11th Floor                                                               a series of Delaware Management
San Francisco, CA 94111                                                           Business Trust
                                                                                 (2005 - Present)

August 24, 1965                                                         Mr. Heywood has served in various
                                                                         capacities at different times at
                                                                     Transamerica Investment Management, LLC

------------------------- ------------------------- ---------------- -----------------------------------------

Christopher M. Holland       Vice President and         8 Years         Mr. Holland has served in various
2005 Market Street           Portfolio Manager                           capacities at different times at
Philadelphia, PA 19103                                                        Delaware Investments.

 January 23, 1975
------------------------- ------------------------- ---------------- -----------------------------------------

John Kirk                   Director and Senior        12 Years        Mr. Kirk has served in various other
Fifth Floor                 Portfolio Manager at                         capacities at different times at
10 Gresham Street                 Mondrian                                          Mondrian.
London, England
EC2V 7JD

June 18, 1958
------------------------- ------------------------- ---------------- -----------------------------------------

Steven T. Lampe              Vice President and        11 Years          Mr. Lampe has served in various
2005 Market Street           Portfolio Manager                           capacities at different times at
Philadelphia, PA 19103                                                        Delaware Investments.

September 13, 1968
------------------------- ------------------------- ---------------- -----------------------------------------

Nikhil G. Lalvani, CFA       Vice President and         2 Years       Prior to becoming a portfolio manager
2005 Market Street           Portfolio Manager                        on October 2, 2006, Mr. Lalvani was a
Philadelphia, PA  19103                                                    research analyst at Delaware
                                                                                   Investments.
July 28, 1974
------------------------- ------------------------- ---------------- -----------------------------------------

Nashira S. Wynn              Vice President and         2 Years       Prior to becoming a portfolio manager
2005 Market Street           Portfolio Manager                          on October 2, 2006, Ms. Wynn was a
Philadelphia, PA  19103                                                    research analyst at Delaware
                                                                      Investments since 2004. Prior to that,
November 14, 1978                                                     she was a research analyst at Merrill
                                                                       Lynch Investment Managers for three
                                                                                      years.
------------------------- ------------------------- ---------------- -----------------------------------------

Paul Grillo                Senior Vice President       12 Years          Mr. Grillo has served in various
2005 Market Street          and Senior Portfolio                     executive capacities at different times
Philadelphia, PA  19103           Manager                                    at Delaware Investments.

May 16, 1959
------------------------- ------------------------- ---------------- -----------------------------------------

Jordan L. Irving           Vice President/ Senior       2 Years      Vice President/Senior Portfolio Manager
2005 Market Street           Portfolio Manager                                         --
Philadelphia, PA  19103                                               Delaware Investment Advisers, a series
                                                                      of Delaware Management Business Trust
December 25, 1973                                                             (March 2004 - Present)

                                                                      Vice President and Portfolio Manager--
                                                                        Merrill Lynch Investment Managers
                                                                           (February 1998- March 2004)
------------------------- ------------------------- ---------------- -----------------------------------------

Anthony A. Lombardi          Vice President and         2 Years      Vice President/Senior Portfolio Manager
2005 Market Street        Senior Portfolio Manager                                     --
Philadelphia, PA  19103                                                   Delaware Investment Advisers,
                                                                         a series of Delaware Management
October 6, 1965                                                       Business Trust (March 2004 - Present)

                                                                        Vice President/Portfolio Manager--
                                                                        Merrill Lynch Investment Managers
                                                                           (February 1998 - March 2004)
------------------------- ------------------------- ---------------- -----------------------------------------

D. Tysen Nutt, Jr.         Senior Vice President        2 Years       Senior Vice President/Senior Portfolio
2005 Market Street          and Senior Portfolio                     Manager-- Delaware Investment Advisers,
Philadelphia, PA  19103           Manager                                a series of Delaware Management
                                                                                  Business Trust
January 27, 1952                                                              (March 2004 - Present)

                                                                        Vice President/Portfolio Manager--
                                                                        Merrill Lynch Investment Managers
                                                                           (February 1998 - March 2004)
------------------------- ------------------------- ---------------- -----------------------------------------

Robert A. Vogel, Jr.         Vice President and         2 Years        Vice President and Senior Portfolio
2005 Market Street        Senior Portfolio Manager                   Manager-- Delaware Investment Advisers,
Philadelphia, PA  19103                                                  a series of Delaware Management
                                                                                  Business Trust
February 22, 1969                                                             (March 2004 - Present)

                                                                      Vice President and Portfolio Manager--
                                                                        Merrill Lynch Investment Managers
                                                                           (February 1998 - March 2004)
------------------------- ------------------------- ---------------- -----------------------------------------

Nigel G. May                 Director and Chief        16 Years        Mr. May has served in various other
Fifth Floor                 Investment Officer--                         capacities at different times at
10 Gresham Street             Developed Equity                                      Mondrian.
London, England             Markets at Mondrian
EC2V 7JD

September 23, 1962
------------------------- ------------------------- ---------------- -----------------------------------------

Christopher A. Moth          Director and Chief        15 Years        Mr. Moth has served in various other
Fifth Floor                 Investment Officer--                         capacities at different times at
10 Gresham Street         Global Fixed Income and                                   Mondrian.
London, England             Currency at Mondrian
EC2V 7JD

October 17, 1967
------------------------- ------------------------- ---------------- -----------------------------------------

Daniel J. Prislin          Vice President, Senior       3 Years          Vice President, Senior Portfolio
2005 Market Street         Portfolio Manager and                      Manager, and Equity Analyst-- Delaware
Philadelphia, PA               Equity Analyst                                  Investment Advisers,
19103-7094                                                               a series of Delaware Management
                                                                                  Business Trust
 September 20, 1967                                                           (April 2005 - Present)

                                                                        Principal and Portfolio Manager--
                                                                     Transamerica Investment Management, LLC
                                                                                  (1998 - 2005)
------------------------- ------------------------- ---------------- -----------------------------------------

Babak Zenouzi              Senior Vice President        1 Year         Mr. Zenouzi served as a partner and
2005 Market Street          and Senior Portfolio                      senior portfolio manager at Chartwell
Philadelphia, PA                  Manager                              Investment Partners prior to joining
19103-7094                                                            Delaware Investments in May 2006. Mr.
                                                                       Zenouzi served in various different
February 9, 1963                                                         capacities at different times at
                                                                     Delaware Investments(R)from 1992 to 1999.
------------------------- ------------------------- ---------------- -----------------------------------------

David G. Tilles              Managing Director,        17 Years       Mr. Tilles has served in various other
Fifth Floor               Chief Executive Officer                        capacities at different times at
10 Gresham Street           and Chief Investment                                    Mondrian.
London, England             Officer at Mondrian
EC2V 7JD

February 17, 1952
------------------------- ------------------------- ---------------- -----------------------------------------

Rudy D. Torrijos III         Vice President and         2 Years        Vice President, Portfolio Manager--
2005 Market Street           Portfolio Manager                            Delaware Investment Advisers,
Philadelphia, PA 19103                                                   a series of Delaware Management
                                                                                  Business Trust
 May 8, 1970                                                                  (July 2005 - Present)

                                                                               Technology Analyst--
                                                                        Fiduciary Trust Co., International
                                                                                  (2002 - 2005)

                                                                            Analyst and Fund Manager--
                                                                          Neuberger Berman Growth Group
                                                                                  (1997 - 2002)
------------------------- ------------------------- ---------------- -----------------------------------------

Jeffrey S. Van Harte       Senior Vice President        3 Years      Senior Vice President, Chief Investment
2005 Market Street          and Chief Investment                          Officer-- Focus Growth Equity,
Philadelphia, PA 19103     Officer-- Focus Growth                         Delaware Investment Advisers,
                                   Equity                                a series of Delaware Management
July 24, 1958                                                                     Business Trust
                                                                              (April 2005 - Present)

                                                                     Principal and Executive Vice President--
                                                                     Transamerica Investment Management, LLC
                                                                                  (1980 - 2005)
------------------------- ------------------------- ---------------- -----------------------------------------

Lori P. Wachs                Vice President and        15 Years          Ms. Wachs has served in various
2005 Market Street           Portfolio Manager                           capacities at different times at
Philadelphia, PA 19103                                                        Delaware Investments.

November 8, 1968
------------------------- ------------------------- ---------------- -----------------------------------------

Chuck M. Deveruex          Senior Vice President        7 Years       Since 2001, Mr. Devereux has served in
2005 Market Street          and Senior Research                       various capacities at different times
Philadelphia, PA 19103            Analyst                                    at Delaware Investments.

October 30, 1969
------------------------- ------------------------- ---------------- -----------------------------------------

Liu-Er Chen, CFA           Senior Vice President      Less than 1        Senior Vice President and Chief
2005 Market Street          and Chief Investment         year         Investment Officer-- Emerging Markets,
Philadelphia, PA 19103       Officer-- Emerging                           Delaware Investment Advisors,
                                  Markets                                a series of Delaware Management
April 14, 1962                                                                    Business Trust
                                                                                 (2007 - Present)

                                                                          Mr. Chen has served in various
                                                                         capacities at different times at
                                                                     Evergreen Investment Management Company
------------------------- ------------------------- ---------------- -----------------------------------------

Christopher M.                Vice President,           3 Years       Vice President, Portfolio Manager and
Ericksen,  CFA             Portfolio Manager and                       Equity Analyst-- Delaware Investment
2005 Market Street             Equity Analyst                                       Advisors,
Philadelphia, PA 19103                                                   a series of Delaware Management
                                                                                  Business Trust
March 10, 1972                                                                   (2005 - Present)

                                                                        Mr. Ericksen has served in various
                                                                         capacities at different times at
                                                                     Transamerica Investment Management, LLC
------------------------- ------------------------- ---------------- -----------------------------------------

Michael S. Tung, M.D.        Vice President and       Less than 1      Vice President and Equity Analyst--
2005 Market Street             Equity Analyst            year             Delaware Investment Advisors,
Philadelphia, PA 19103                                                   a series of Delaware Management
                                                                                  Business Trust
November 14, 1975                                                                (2007 - Present)

                                                                                 Vice President--
                                                                                  Galleon Group
                                                                                  (2005 - 2006)

                                                                                    Analyst--
                                                                       Hambrecht & Quist Capital Management
                                                                                  (2003 - 2005)

                                                                                 Junior Analyst--
                                                                             Durus Capital Management
                                                                                      (2003)

                                                                                Anesthesiologist--
                                                                       Beth Israel Deconess Medical Center,
                                                                              Harvard Medical School
                                                                                  (2003 - 2003)
------------------------- ------------------------- ---------------- -----------------------------------------

Kevin P. Loome, CFA        Senior Vice President,     Less than 1    Senior Vice President, Senior Portfolio
2005 Market Street            Senior Portfolio           year             Manager and Head of High Yield
Philadelphia, PA 19103      Manager and Head of                                   Investments--
                           High Yield Investments                              Delaware Investments
October 19, 1967                                                                 (2007 - Present)

                                                                         Mr. Loome has served in various
                                                                       capacities at different times at T.
                                                                                    Rowe Price
------------------------- ------------------------- ---------------- -----------------------------------------

     The  following  table  shows  each  Trustee's  ownership  of  shares of the
Portfolios and of all Delaware Investments(R)Funds as of [December 31, 2007].

                                            [UPDATE]
--------------------------- ----------------------------- ------------------------------------------------------
                                                           Aggregate Dollar Range of Equity Securities in All
                              Dollar Range of Equity      Registered Investment Companies Overseen by Trustee
Name                        Securities in the Portfolios            in Family of Investment Companies
--------------------------- ----------------------------- ------------------------------------------------------

Interested Trustee
--------------------------- ----------------------------- ------------------------------------------------------

Patrick P. Coyne                        None                                  Over $100,000
--------------------------- ----------------------------- ------------------------------------------------------

Independent Trustee
--------------------------- ----------------------------- ------------------------------------------------------

Thomas L. Bennett                       None                                      None
--------------------------- ----------------------------- ------------------------------------------------------

John A. Fry(1)                          None                                  Over $100,000
--------------------------- ----------------------------- ------------------------------------------------------

Anthony D. Knerr                        None                                $10,001 - $50,000
--------------------------- ----------------------------- ------------------------------------------------------

Lucinda S. Landreth                     None                               $50,001 - $100,000
--------------------------- ----------------------------- ------------------------------------------------------

Ann R. Leven                            None                                  Over $100,000
--------------------------- ----------------------------- ------------------------------------------------------

Thomas F. Madison                       None                                $10,001 - $50,000
--------------------------- ----------------------------- ------------------------------------------------------

Janet L. Yeomans                        None                                  Over $100,000
--------------------------- ----------------------------- ------------------------------------------------------

J. Richard Zecher                       None                                $10,001 - $50,000
--------------------------- ----------------------------- ------------------------------------------------------
1 As of December 31, 2005, John A. Fry held assets in a 529 Plan account.  Under the terms of the Plan,  a portion of the assets held in the Plan may be invested in the  Funds.  Mr.  Fry held no shares of the Funds  outside  of the Plan as of
December 31, 2005.

     The  following  table sets forth the  compensation  received by each of the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments(R)Funds  for which he or she served as a Trustee or Director for the fiscal year ended [June 30,  2007].  Only the  Trustees of the Trust who are not
"interested  persons"  as  defined  by the  1940  Act  (i.e.,  the  "Independent
Trustees")  receive  compensation  from the  Delaware  Investments(R)Funds.  The following table provides,  in addition,  information on the retirement  benefits accrued on behalf of those Trustees  eligible to receive such benefits under the
Delaware  Investments(R)Retirement  Plan for Trustees/Directors (the "Retirement
Plan").  The  Retirement  Plan was recently  terminated as more fully  described below.

                                                               [UPDATE]
--------------------------- ------------------------- -------------------------- -----------------------------

                                                                                 Total Compensation from the
                                                         Retirement Benefits     Investment Companies in the
                             Aggregate Compensation    Accrued as Part of Fund      Delaware Investments(R)
Trustee                          from the Trust              Expenses(1)                  Complex(2)
--------------------------- ------------------------- -------------------------- -----------------------------

Thomas L. Bennett                  $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

John A. Fry                        $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

Anthony D. Knerr                   $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

Lucinda S. Landreth                $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

Ann R. Leven                       $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

Thomas F. Madison                  $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

Janet L. Yeomans                   $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

J. Richard Zecher                  $[xx,xxx]                  $[xx,xxx]                   $[xxx,xxx]
--------------------------- ------------------------- -------------------------- -----------------------------

(1) Figures  reflect  amounts  already  accrued  under the  Retirement  Plan and additional  amounts accrued to effect the termination of the Retirement Plan for
Funds that are series of the Trust as of [November  30,  2007].  The Manager has
agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements  for those Portfolios within the Fund Complex that are subject to expense limitations.
(2) As of [December 1, 2007], each Independent  Trustee/Director will receive an annual  retainer  fee of $84,000  for serving as a  Trustee/Director  for all 30 investment companies in the Delaware  Investments(R)family,  plus $5,000 per day for attending each Board Meeting held on behalf of all  investment  companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit
Committee and Investments  Committee receive  additional  compensation of $2,500 for each Committee meeting attended. In addition, the chairpersons of the Audit,
Investments and Nominating and Corporate  Governance  Committees each receive an annual  retainer  of  $15,000.  The  Lead/Coordinating  Trustee/Director  of the
Delaware  Investments(R)Funds receives an additional annual retainer of $35,000.
These  amounts  do  not  include  payments  related  to the  termination  of the
Retirement Plan.

     Until  the  Retirement   Plan's   termination  as  described  below,   each
Independent  Trustee who, at the time of his or her retirement  from the Boards, having  attained  the age of 70 and  served  on the  Boards  for at  least  five continuous years, was entitled to receive payments from each investment  company in  the  Delaware  Investments(R)family  for  which  he or  she  had  served  as
Trustee/Director.  These  payments  were to be made  for a  period  equal to the lesser of the number of years that such person served as a  Trustee/Director  or the remainder of such person's life. The amount of such payments would have been equal,  on an  annual  basis,  to the  amount  of the  annual  retainer  paid to
Trustees/Directors  of each  investment  company  at the  time of such  person's retirement.

     The table below sets forth the  estimated  annual  retirement  benefit that would have been payable  under the  Retirement  Plan at  specified  compensation levels and years of service.  Trustees  credited  with years of service  through
[December 31, 2007] are: Mr. Knerr (18 years), Ms. Leven (18 years), Mr. Madison
(14 years), Ms. Yeomans (9 years), and Mr. Fry (7 years). During the fiscal year ended [October 31, 2007], two former Trustees of the Trust were receiving yearly benefits  under the  Retirement  Plan:  Mr.  Walter P. Babich  ($70,000) and Mr.
Charles E. Peck ($50,000).

                                                 Years of Service
Amount of Annual Retainer Paid
in Last Year of Service                0-4 Years             5 Years or More
          $50,000(1)                      $0                     $50,000
          $70,000(2)                      $0                     $70,000
          $80,000(3)                      $0                     $80,000

(1) Reflects final annual retainer for Charles E. Peck, a retired trustee.
(2) Reflects final annual retainer for Walter P. Babich, a retired trustee.
(3) Reflects  annual  retainer at the time of termination  for Anthony D. Knerr,
Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and John A. Fry.

     The Board of Trustees/Directors of the Delaware  Investments(R)Funds  voted to terminate the Delaware  Investments(R)Retirement Plan for Trustees/Directors,
effective  November 30, 2006. As a result of the  termination  of the Retirement
Plan, no further  benefits will accrue to any current or future  directors and a one-time  payment of benefits  earned under the Retirement  Plan will be paid to eligible Trustees/Directors.  The amount of the payment made on January 31, 2007 represents the benefits to which the current  Trustee/Director is entitled under the terms of the Retirement  Plan.  The  calculation of such amount is based on:
(1) the annual retainer amount as of the date of termination ($80,000), (2) each
Trustee/Director's  years  of  service  as of the  date of  termination  (listed
above),   and  (3)  the   actuarially   determined   life   expectancy  of  each
Trustee/Director. The payments thus calculated are discounted to present value.

     The net present value of the benefits  accrued under the plan to which each
such   Independent   Trustee/Director   is   entitled   was   calculated   by  a
licensed/certified  actuary  and then  reviewed  and  approved  by the  Delaware
Investments(R)Funds'  Independent Directors who had no benefits vested under the
Plan. The amounts paid in 2007 are as follows: Anthony D. Knerr ($702,373),  Ann
R. Leven ($648,635),  Thomas F. Madison ($696,407), Janet L. Yeomans ($300,978),
and John A. Fry ($155,030).

The Board has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison,  Chairman;  Janet L. Yeomans; Thomas L. Bennett; and J. Richard Zecher.
The Audit Committee held [seven] meetings during the Trust's last fiscal year.

     Nominating and Corporate  Governance  Committee:  This Committee recommends
Board  members,  fills  vacancies  and  considers  the  qualifications  of Board members.  The  Committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.   The  Nominating  Committee  will  consider  shareholder
recommendations for nomination to the Board only in the event there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their  recommendations in writing to the
Nominating and Corporate Governance Committee, c/o Delaware  Investments(R)Funds
at 2005 Market Street,  Philadelphia,  Pennsylvania  19103.  Shareholders should include  appropriate  information on the background  and  qualifications  of any persons  recommended  (e.g.,  a  resume),  as  well as the  candidate's  contact information  and a written  consent from the candidate to serve if nominated and elected.  Shareholder  recommendations  for  nominations  to the  Board  will be accepted on an ongoing basis and such  recommendations  will be kept on file for consideration  when there is a vacancy on the Board.  The Committee  consists of the following  four  Independent  Trustees:  John A. Fry,  Chairman;  Anthony D.
Knerr; Lucinda S. Landreth; and Ann Leven (ex-officio). The Nominating Committee held [five] meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This Committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The Committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held
[four] meetings during the Trust's last fiscal year.

     Investments  Committee:  The primary purposes of the Investments  Committee are to: (i) assist the Board at its request in its  oversight of the  investment advisory  services  provided  to the  Portfolio  by the  Manager  as well as any sub-advisers;  (ii) review all proposed advisory and sub-advisory agreements for new  Portfolios or proposed  amendments to existing  agreements and to recommend what action the full Board and the Independent Directors/Trustees take regarding the approval of all such  proposed  arrangements;  and (iii) review from time to time  reports  supplied  by the Manager  regarding  investment  performance  and expenses and suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: Thomas L. Bennett, Chairman; Lucinda
S. Landreth,  Janet L. Yeomans; and J. Richard Zecher. The Investments Committee
was  established  on October 25, 2006.  The  Investments  Committee  held [four]
meetings during the Trust's last fiscal year.

Code of Ethics

     The Trust, the Manager,  Mondrian and the Distributor have adopted Codes of
Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act, which  govern  personal  securities  transactions.  Under the  Codes of  Ethics, persons  subject to the Codes are  permitted  to engage in  personal  securities transactions,  including  securities  that  may  be  purchased  or  held  by the
Portfolios,  subject to the  requirements  set forth in Rule  17j-1 and  certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

     The Trust has  formally  delegated  to the  Manager and  Mondrian  (each an
"Adviser" for purposes of the  following  discussion of the Trust's proxy voting policy) the  responsibility for making all proxy voting decisions in relation to portfolio  securities  held by each  Portfolio.  If and when  proxies need to be voted on behalf of each Portfolio, an Adviser will vote such proxies pursuant to its Proxy Voting  Policies and Procedures (the  "Procedures").  Each Adviser has
established a Proxy Voting Committee (the "Committee"), which is responsible for overseeing  the Adviser's  proxy voting process for each  Portfolio.  One of the main  responsibilities  of the Committee is to review and approve the Procedures to ensure that the  Procedures  are designed to allow an Adviser to vote proxies in a manner  consistent  with the goal of voting in the best  interests  of each
Portfolio.

     In order to facilitate the actual process of voting  proxies,  each Adviser has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of each Portfolio and vote proxies  generally in accordance with the  Procedures.  The Committee is responsible  for overseeing  ISS's proxy voting activities.  If a proxy has been voted for a Portfolio, ISS will create a record of the vote. Information (if any) regarding how a Portfolio voted proxies relating to portfolio  securities  during the most recent  12-month period ended
June 30 is  available  without  charge:  (i)  through  the  Trust's  Website  at
www.delawareinvestments.com; and (ii) on the SEC's Website at www.sec.gov.

     The Procedures contain a general guideline stating that  recommendations of company management on an issue  (particularly  routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  However, an Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"),  and an Adviser will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Portfolio.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote proxies on behalf of a Portfolio.  Some examples of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from the company's operations and products.

     Because the Trust has delegated proxy voting to the Adviser, each Portfolio is not expected to encounter  any conflict of interest  issues  regarding  proxy voting and therefore does not have procedures regarding this matter. However, an
Adviser does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies that an Adviser  receives on behalf of each
Portfolio are voted by ISS in accordance with the Procedures. Because almost all
Portfolio proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for an Adviser to make an actual determination of how to  vote a  particular  proxy,  thereby  largely  eliminating  conflicts  of interest for the Adviser  during the proxy voting  process.  In the very limited instances  where an  Adviser is  considering  voting a proxy  contrary  to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the
Adviser.  If a member of the  Committee  has actual  knowledge  of a conflict of interest,  the Committee will normally use another independent third party to do
additional   research  on  the  particular  proxy  issue  in  order  to  make  a recommendation  to the Committee on how to vote the proxy in the best  interests of the Portfolio.  The Committee will then review the proxy voting materials and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of the Portfolio.

--------------------------------------------------------------------------------
                 INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Manager

     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes  investment  management services to all of the Portfolios,  subject to the supervision and direction of the Board. The Manager also provides investment management  services  to  certain  of the  other  Delaware  Investments(R)Funds.
Affiliates  of  the  Manager  also  manage  other  investment  accounts.   While
investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

     The   Manager   and  its   predecessors   have   been   managing   Delaware
Investments(R)Funds  since 1938. As of [December 31, 2007],  the Manager and its affiliates  within  Delaware  Investments(R)were  managing in the  aggregate  in excess of $[150  billion]  in  assets in  various  institutional  or  separately managed,  investment company and insurance accounts.  The Manager is a series of
Delaware Management Business Trust, which is a subsidiary of Delaware Management
Holdings,  Inc.  ("DMH").  DMH is a  subsidiary,  and  subject  to the  ultimate control, of Lincoln National Corporation ("Lincoln"). Lincoln, with headquarters in Philadelphia,  Pennsylvania, is a diversified organization with operations in many  aspects  of the  financial  services  industry,  including  insurance  and investment management.  Delaware Investments(R)is the marketing name for DMH and its subsidiaries.

     Mondrian, 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment  sub-advisory  services to The International Equity, The Labor Select
International  Equity,  The  Emerging  Markets,  The Global Fixed Income and The
International  Fixed Income Portfolios  subject to the supervision and direction of Pooled Trust's Board of Trustees.

     The  following  table  contains  the  dates  of the  Investment  Management
Agreements for the  Portfolios,  as well as the dates that they were approved by shareholders.

Portfolio                                               Date of Agreement        Date Approved by
                                                                                 Shareholders
The Large-Cap Growth Equity Portfolio                   November 1, 2005         November 1, 2005*
The Large-Cap Value Equity Portfolio                    December 15, 1999        March 17, 1999**
The Mid-Cap Growth Equity Portfolio                     December 15, 1999        March 17, 1999**
The International Fixed Income Portfolio                September 24, 2004       August 31, 2004*
The International Equity Portfolio                      September 24, 2004       August 31, 2004*
The Global Fixed Income Portfolio                       September 24, 2004       August 31, 2004*
The Intermediate Fixed Income Portfolio                 December 15, 1999        March 17, 1999**
The Labor Select International Equity Portfolio         December 15, 1999        March 17, 1999**
The Real Estate Investment Trust Portfolio              December 15, 1999        March 17, 1999**
The High-Yield Bond Portfolio                           December 15, 1999        March 17, 1999**
The Emerging Markets Portfolio                          September 24, 2004       August 31, 2004*
The Real Estate Investment Trust Portfolio II           December 15, 1999        March 17, 1999**
The Core Plus Fixed Income Portfolio                    December 15, 1999        June 28, 2002*
The Core Focus Fixed Income Portfolio                   December 15, 1999        June 28, 2004*
The Small-Cap Growth Equity Portfolio                   December 15, 1999        March 17, 1999**
The Focus Smid-Cap Growth Equity Portfolio              December 15, 1999        November 28, 2003*
The Smid-Cap Growth Equity Portfolio                    December 15, 1999        December 1, 2004*
The Select 20 Portfolio                                 December 15, 1999        March 30, 2000*
The Global Real Estate Portfolio                        January 9, 2007          January 9, 2007*

* Date approved by the initial shareholder.
** Or as adjourned.

     The  Trust's  Investment  Management  Agreements  had an  initial  term  of two-years  and may be  renewed  after  their  initial  term only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority  of the Trust's  Independent  Trustees  who are not parties  thereto or
"interested  persons"  (as defined in the 1940 Act) of any such  party,  cast in person at a meeting  called  for the  purpose of voting on such  approval.  Each
Agreement is  terminable  without  penalty on 60 days' notice by the Trust or by the Manager.  Each Agreement will  terminate  automatically  in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreements,  the  Portfolios  pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

                                                   Management Fee Schedule
                                              (as a percentage of average daily net assets)
                     Portfolio Name                Annual Rate

 The Large-Cap Growth Equity Portfolio              0.55%
 The Large-Cap Value Equity Portfolio               0.55%
 The Mid-Cap Growth Equity Portfolio                0.75%
 The International Equity Portfolio(1)              0.75%
 The Labor Select International Equity Portfolio(1) 0.75%
 The Real Estate Investment Trust Portfolio         0.75% on the first $500 million;
                                                    0.70% on the next $500 million;
                                                    0.65% on the next $1.5 billion;
                                                    0.60% on assets in excess of $2.5 billion
 The Real Estate Investment Trust Portfolio II      0.75%
 The Intermediate Fixed Income Portfolio            0.40%
 The Global Fixed Income Portfolio(1)               0.50%
 The International Fixed Income Portfolio(1)        0.50%
 The Core Focus Fixed Income Portfolio              0.40%
 The High-Yield Bond Portfolio                      0.45%
 The Emerging Markets Portfolio(1)                  1.00%
 The Core Plus Fixed Income Portfolio               0.43%
 The Small-Cap Growth Equity Portfolio              0.75%
 The Focus Smid-Cap Growth Equity Portfolio         0.75%
 The Smid-Cap Growth Equity Portfolio               0.75%
 The Select 20 Portfolio                            0.75%
 The Global Real Estate Securities Portfolio        0.99% on the first $100 million;
                                                    0.90% on the next $150 million;
                                                    0.80% on assets in excess of $250 million

     (1) The Manager has entered into sub-advisory agreements with Mondrian with respect to The International  Equity, The Labor Select International Equity, The
Global Fixed Income,  The  International  Fixed Income and The Emerging  Markets
Portfolios.  As  compensation  for its services as  sub-advisor  to the Manager,
Mondrian  is  entitled to receive  sub-advisory  fees from the Manager  equal to
0.36% of the average  daily net assets of The  International  Equity  Portfolio;
0.30% of the average daily net assets of The Labor Select  International  Equity
Portfolio,  The Global Fixed Income Portfolio and The International Fixed Income
Portfolio;  and 0.75% of the average  daily net assets of The  Emerging  Markets
Portfolio.

     During the past three  fiscal  years,  the  Portfolios  paid the  following investment management fees:

              Portfolio                October 31, 2007        October 31, 2006        October 31, 2005

The Large-Cap Growth Equity            $[xxx,xxx] earned       $754,188 earned         N/A
Portfolio(1)                           $[xxx,xxx] paid         $673,503 paid
                                       $[xxx,xxx] waived       $80,685 waived
The Large-Cap Value Equity Portfolio   $[xxx,xxx] earned       $72,610 earned          $67,475 earned
                                       $[xxx,xxx] paid         $10,496 paid            $-0- paid
                                       $[xxx,xxx] waived       $62,114 waived          $67,475 waived
The Mid-Cap Growth Equity Portfolio    $[xxx,xxx] earned       $138,046 earned         $141,246 earned
                                       $[xxx,xxx] paid         $124,278 paid           $130,854 paid
                                       $[xxx,xxx] waived       $13,768 waived          $10,392 waived
The International Equity Portfolio     $[xxx,xxx] earned       $15,493,118 earned      $12,146,736 earned
                                       $[xxx,xxx] paid         $15,493,118 paid        $12,146,736 paid
                                       $[xxx,xxx] waived       $-0- waived             $-0-waived
The Global Fixed Income Portfolio      $[xxx,xxx] earned       $1,420,519 earned       $1,472,778 earned
                                       $[xxx,xxx] paid         $1,342,497 paid         $1,346,377 paid
                                       $[xxx,xxx] waived       $78,022 waived          $126,401 waived
The Labor Select International         $[xxx,xxx] earned       $6,238,421 earned       $4,229,435 earned
Equity Portfolio                       $[xxx,xxx] paid         $6,238,421 paid         $4,229,435 paid
                                       $[xxx,xxx] waived       $-0-waived              $-0-waived
The Real Estate Investment Trust       $[xxx,xxx] earned       $3,380,518 earned       $4,212,253 earned
Portfolio                              $[xxx,xxx] paid         $3,380,518 paid         $4,212,253 paid
                                       $[xxx,xxx] waived       $-0- waived             $-0- waived
The Intermediate Fixed Income          $[xxx,xxx] earned       $87,066 earned          $68,716 earned
Portfolio                              $[xxx,xxx] paid         $37,668 paid            $27,069 paid
                                       $[xxx,xxx] waived       $49,398 waived          $41,647 waived

The High-Yield Bond Portfolio          $[xxx,xxx] earned       $26,125 earned          $14,514 earned
                                       $[xxx,xxx] paid         $831 paid               $-0- paid
                                       $[xxx,xxx] waived       $25,294 waived          $14,514 waived
The International Fixed Income         $[xxx,xxx] earned       $237,377 earned         $320,383 earned
Portfolio                              $[xxx,xxx] paid         $202,540 paid           $276, 254 paid
                                       $[xxx,xxx] waived       $34,837 waived          $44,129 waived

The Emerging Markets Portfolio         $[xxx,xxx] earned       $7,356,598 earned       $7,804,275 earned
                                       $[xxx,xxx] paid         $7,356,598 paid         $7,804,275 paid
                                       $[xxx,xxx] waived       $-0- waived             $-0- waived
The Real Estate Investment Trust       $[xxx,xxx] earned       $229,555 earned         $459,736 earned
Portfolio II                           $[xxx,xxx] paid         $207,545 paid           $443,477 paid
                                       $[xxx,xxx] waived       $22,010 waived          $16,259 waived
The Core Plus Fixed Income Portfolio   $[xxx,xxx] earned       $821,279 earned         $436,509 earned
                                       $[xxx,xxx] paid         $650,131 paid           $284,123 paid
                                       $[xxx,xxx] waived       $171,148 waived         $152,386 waived
The Core Focus Fixed Income            $[xxx,xxx] earned       $170,045 earned         $36,967 earned
Portfolio(2)                           $[xxx,xxx] paid         $87,904 paid            $-0- paid
                                       $[xxx,xxx] waived       $82,141 waived          $36,967 waived
The Small-Cap Growth Equity Portfolio  $[xxx,xxx] earned       $526,604 earned         $736,149 earned
                                       $[xxx,xxx] paid         $522,051 paid           $736,149 paid
                                       $[xxx,xxx] waived       $4,553 waived           $-0- waived
The Focus Smid-Cap Growth Equity       $[xxx,xxx] earned       $29,928 earned          $15,890 earned
Portfolio(3)                           $[xxx,xxx] paid         $14,758 paid            $-0- paid
                                       $[xxx,xxx] waived       $15,170 waived          $15,890 waived
The Smid-Cap Growth Equity             $[xxx,xxx] earned       $16,604 earned          $13,889 earned
Portfolio(4)                           $[xxx,xxx] paid         $-0- paid               $-0- paid
                                       $[xxx,xxx] waived       $16,604 waived          $13,889 waived
The Select 20 Portfolio                $[xxx,xxx] earned       $107,290 earned         $61,980 earned
                                       $[xxx,xxx] paid         $82,810 paid            $41,115 paid
                                       $[xxx,xxx] waived       $24,480 waived          $20,865 waived
The Global Real Estate Securities      N/A                     N/A                     N/A
Portfolio(5)

(1)      Commenced operations on November 1, 2005.
(2)      Commenced operations on December 1, 2003.
(3)      Commenced operations on December 1, 2004.
(4)      Commenced operations on June 30, 2004.
(5)      Commenced operations on January 10, 2007.

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management  Agreement  or  Mondrian  under its  Sub-Advisory  Agreement  and the
Distributor under the Distribution Agreement,  each Portfolio is responsible for all of its own expenses.  Among others,  such expenses  include each Portfolio's
proportionate  share  of  rent  and  certain  other   administrative   expenses;
investment  management  fees;  transfer and dividend  disbursing fees and costs;
accounting   services;   custodian   expenses;   federal  and  state  securities
registration  fees;  proxy costs;  and the costs of preparing  prospectuses  and reports sent to shareholders.

Distributor

     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street,  Philadelphia,  PA 19103, serves as the national distributor for Trust's shares under a Distribution Agreement dated November 1, 2001. The Distributor is an  affiliate  of the  Manager  and  bears  all of the  costs of  promotion  and distribution,  except  for  payments  by Class A, B, C and R Shares  of The Real
Estate  Investment  Trust Portfolio under their respective Rule 12b-1 Plans. The
Distributor is an indirect,  wholly owned subsidiary of DMH, and, therefore,  of
Lincoln.  The  Distributor  has agreed to use its best efforts to sell shares of the Portfolios. See the Prospectuses for information on how to invest. Shares of the Portfolios are offered on a continuous  basis by the  Distributor and may be purchased  through  authorized  investment  dealers with respect to the Delaware
REIT  Fund  Class  A, B, C and R  Shares  of The Real  Estate  Investment  Trust
Portfolio  only,  and directly by contacting  the  Distributor or the Trust with respect to all Portfolios. The Distributor also serves as a national distributor for the other Delaware Investments(R)Funds. The Board annually reviews fees paid to the Distributor.

     During the Delaware  REIT Fund's last three fiscal years,  the  Distributor received  net  commissions  from the Fund on  behalf  of Class A  Shares,  after re-allowances to dealers, as follows:

                               Delaware REIT Fund
                                 Class A Shares
                    Total
     Fiscal         Amount of              Amounts               Net
     Year           Underwriting            Reallowed           Commission
     Ended           Commissions            to Dealers        to Distributor
     10/31/07        $[xxx,xxx]             $[xxx,xxx]          $[xxx,xxx]
     10/31/06         $243,026               $206,478            $36,548
     10/31/05         $692,192               $604,212            $87,980

     During the Delaware  REIT Fund's last three fiscal years,  the  Distributor received,  in the aggregate,  limited contingent  deferred sales charge ("CDSC")
payments  with  respect  to the Fund on behalf  of Class A, B, and C Shares,  as follows:

Delaware REIT Fund    10/31/07    10/31/06      10/31/05
         Class A      $[x,xxx]     $2,723          $0
         Class B     $[xxx,xxx]   $106,827      $262,571
         Class C      $[x,xxx]     $5,732       $12,683

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Portfolios' financial intermediary  wholesaler pursuant to a Third
Amended  and  Restated  Financial   Intermediary   Distribution  Agreement  (the
"Financial Intermediary  Agreement") with the Distributor as of January 1, 2007.
LFD is primarily  responsible for promoting the sale of Portfolio shares through
broker/dealers,   financial   advisors,   and  other  financial   intermediaries
(collectively,  "Financial  Intermediaries").  The address of LFD is 2001 Market
Street,  Philadelphia,  PA 19103-7055.  The Distributor  pays LFD for the actual
expenses   incurred  by  LFD  in  performing  its  duties  under  the  Financial
Intermediary  Agreement as determined  by the  Distributor's  monthly  review of
information   retrieved  from  Lincoln  Financial  Group's   applicable  expense
management  system.  Based on this review,  the Distributor may request that LFD provide  additional  information  describing  its expenses in detail  reasonably acceptable to the  Distributor.  The fees  associated with LFD's services to the
Portfolio are borne exclusively by the Distributor and not by the Funds.

Transfer Agent

     Delaware Service Company,  Inc., an affiliate of the Manager, is located at
2005 Market Street,  Philadelphia,  PA 19103-7094, and serves as the Portfolios'
shareholder servicing, dividend disbursing and transfer agent ("Transfer Agent")
pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer
Agent is an indirect, wholly owned subsidiary of DMH and, therefore, of Lincoln.
The  Transfer  Agent acts as  shareholder  servicing,  dividend  disbursing  and transfer  agent for other  Delaware  Investments(R)Funds.  The Transfer Agent is paid a fee by the  Portfolios  for providing  these  services,  consisting of an annual per account  charge of $[27.00] for each open and closed account on their records and each account held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  Shareholder  and Retirement  Accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Portfolios have  authorized,  in addition to the Transfer Agent, one or more  brokers to accept on its  behalf  purchase  and  redemption  orders.  Such brokers are authorized to designate other  intermediaries to accept purchase and redemption  orders on the behalf of the Portfolios.  For purposes of pricing,  a
Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.  Investors  may be charged a fee when  effecting  transactions  through a broker or agent.

Fund Accountant

     Effective October 1, 2007, Mellon Bank, N.A. ("Mellon"), One Mellon Center,
Pittsburgh,  PA 15258,  provides fund  accounting  and financial  administration services to each Portfolio.  Those services include performing functions related to calculating a Portfolio's NAV and providing financial reporting  information, regulatory  compliance testing and other related accounting services.  For these services,  each Portfolio pays Mellon an asset-based fee, subject to certain fee
minimums  plus  certain  out-of-pocket   expenses  and  transactional   charges.
Effective   October  1,  2007,  DSC  provides  fund   accounting  and  financial
administration  oversight  services to the  Portfolios.  Those services  include overseeing the  Portfolios'  pricing  process,  the  calculation  and payment of portfolio expenses, and financial reporting in shareholder reports, registration statements,  and other regulatory filings.  DSC also manages the process for the payment of dividends and  distributions  and the  dissemination of Fund NAVs and performance  data.  For these  services,  each Portfolio pays DSC an asset-based fee, plus certain  out-of-pocket  expenses and transactional  charges.  The fees payable to Mellon and DSC under the service  agreements  described above will be allocated among all Delaware  Investments(R)Funds on a relative NAV basis. Prior to Octover 1, 2007, DSC provided fund  accounting  and financial  administration services to the Delaware  Investments(R)Funds at an annual rate of 0.04% of each such Portfolio's average daily net assets.

Custodian

     Mellon also serves as the custodian of the Portfolios' securities and cash.
As custodian for each Portfolio, Mellon maintains a separate account or accounts for each  Portfolio;  receives,  holds,  and releases  portfolio  securities  on account  of each  Portfolio;  receives  and  disburses  money on  behalf of each
Portfolio; and collects and receives income and other payments and distributions on account of each Portfolio's portfolio  securities.  Mellon also serves as the
Portfolios' custodian for their investments in foreign securities.

     With  respect  to  foreign  securities,   Mellon  makes  arrangements  with
sub-custodians  who were approved by the Board in accordance  with Rule 17f-5 of the 1940 Act.  When  selecting  foreign  sub-custodians,  the Board  considers a number of factors,  including, but not limited to, the reliability and financial stability  of the  institution,  the  ability  of  the  institution  to  provide efficiently  the  custodial  services  required  for  the  Portfolios,  and  the reputation of the institutions in the particular country or region.

Legal Counsel

     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

--------------------------------------------------------------------------------
                      PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Other Accounts Managed - The Manager

     Except as noted,  the following chart lists certain  information  about the types  of other  accounts  for  which  each  portfolio  managers  are  primarily responsible as of October 31, 2007.

                                    [UPDATE]

                                                                                                              Total Assets in
                                                                                                               Accounts with
                                        No. of                                   No. of Accounts with           Performance-
                                       Accounts       Total Assets Managed      Performance-Based Fees           Based Fees
Damon J. Andres
    Registered Investment Companies        6              $2.5 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         5             $104.1 million                    0                         $0
Marshall T. Bassett(1)
    Registered Investment Companies       23              $3.9 billion                     0                         $0
    Other Pooled Investment                1              $4.0 million                     0                         $0
    Vehicles
    Other Accounts                        25              $1.7 billion                     1                   $97.0 million
Christopher J. Bonavico
    Registered Investment Companies       23              $5.1 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        52             $10.4 billion                     1                    $659 million
Kenneth F. Broad
    Registered Investment Companies        4             $482.7 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         2             $20.2 million                     0                         $0
Steven G. Catricks
    Registered Investment Companies       23              $3.9 billion                     0                         $0
    Other Pooled Investment                1              $4.0 million                     0                         $0
    Vehicles
    Other Accounts                        19              $1.7 billion                     1                   $97.0 million
Patrick G. Fortier
    Registered Investment Companies        3             $476.6 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         2              $3.1 million                     0                         $0
Barry S. Gladstein(1)
    Registered Investment Companies       23              $3.9 billion                     0                         $0
    Other Pooled Investment                1              $4.0 million                     0                         $0
    Vehicles
    Other Accounts                        15              $1.7 billion                     1                   $97.0 million
Gregory M. Heywood
    Registered Investment Companies        3             $476.6 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         2              $3.1 million                     0                         $0
Christopher M. Holland(1)
    Registered Investment Companies       23              $3.9 billion                     0                         $0
    Other Pooled Investment                1              $4.0 million                     0                         $0
    Vehicles
    Other Accounts                        17              $1.7 billion                     1                   $97.0 million
Steven T. Lampe(1)
    Registered Investment Companies       23              $3.9 billion                     0                         $0
    Other Pooled Investment                1              $4.0 million                     0                         $0
    Vehicles
    Other Accounts                        17              $1.7 billion                     1                   $97.0 million
Daniel J. Prislin
    Registered Investment Companies       22              $5.1 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        52             $10.4 billion                     1                    $659 million
Rudy D. Torrijos III(1)
    Registered Investment Companies       23              $4.0 billion                     0                         $0
    Other Pooled Investment                1              $3.4 million                     0                         $0
    Vehicles
    Other Accounts                        18              $2.0 billion                     1                   $87.2 million
Jeffrey S. Van Harte
    Registered Investment Companies       22              $5.1 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        52             $10.4 billion                     1                    $659 million
Lori P. Wachs(1)
    Registered Investment Companies       23              $3.9 billion                     0                         $0
    Other Pooled Investment                1              $4.0 million                     0                         $0
    Vehicles
    Other Accounts                        15              $1.7 billion                     1                   $97.0 million
Nikhil G. Lalvani, CA
    Registered Investment Companies       10              $4.0 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        27              $3.6 billion                     1                   $796.0 million
Nashira S. Wynn
    Registered Investment Companies       10              $4.0 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        27              $3.6 billion                     1                   $796.0 million
 Paul Grillo
    Registered Investment Companies       12              $2.2 billion                     0                         $0
    Other Pooled Investment                2             $11.4 million                     0                         $0
    Vehicles
    Other Accounts                        32              $1.5 billion                     0                         $0
 Jordan L. Irving
    Registered Investment Companies       10              $4.0 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        29              $3.6 billion                     1                   $796.0 million
 Anthony A. Lombardi
    Registered Investment Companies       10              $4.0 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        31              $3.6 billion                     1                   $796.0 million
 D. Tysen Nutt
    Registered Investment Companies       10              $4.0 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        33              $3.6 billion                     1                   $796.0 million
 Robert A. Vogel, Jr.
    Registered Investment Companies       10              $4.0 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        36              $3.6 billion                     1                   $796.0  million
 Roger A. Early(2)
   Registered Investment Companies        15              $7.5 billion                     0                         $0
   Other Pooled                                          $13.8 million                     0                         $0
   Investment Vehicles                     1
   Other Accounts                          2             $735.2 million                    0                         $0
 Thomas Chow(2)
   Registered Investment Companies        20              $8.8 billion                     0                         $0
   Other Pooled                            1             $13.8 million                     0                         $0
   Investment Vehicles
   Other Accounts                          3             $962.9 million                    0                         $0
 Philip R. Perkins(2)
   Registered Investment Companies         5              $3.5 billion                     0                         $0
   Other pooled Investment Vehicles        0                   $0                          0                         $0
   Other Accounts                          1              $815 million                     0                         $0
 Chuck M. Devereux(2)
   Registered Investment Companies         4             $918.8 million                    0                         $0
   Other pooled Investment Vehicles        0                   $0                          0                         $0
   Other Accounts                          1                $50,000                        0                         $0
 Victor Mostrowski(2)
   Registered Investment Companies         4             $918.8 million                    0                         $0
   Other pooled Investment Vehicles        0                   $0                          0                         $0
   Other Accounts                          1                $50,000                        0                         $0
 Liu-Er Chen(3)
   Registered Investment Companies        20              $5.3 billion                     0                         $0
   Other pooled Investment Vehicles        1              $4.6 million                     0                         $0
   Other Accounts                         12              $1.1 billion                     1                   $110.9 million
 Christopher M. Ericksen, CFA(3)
   Registered Investment Companies        19              $4.8 billion                     0                         $0
   Other pooled Investment Vehicles        0                   $0                          0                         $0
   Other Accounts                         53             $10.2 billion                     2                   $728.1 million
 Michael S. Tung, M.D.(3)
   Registered Investment Companies        18              $3.7 billion                     0                         $0
   Other pooled Investment Vehicles        1              $4.6 million                     0                         $0
   Other Accounts                          9              $1.1 billion                     1                   $110.9 million
 Kevin P. Loome, CFA(3)
   Registered Investment Companies        19              $9.5 billion                     0                         $0
   Other pooled Investment Vehicles        0                   $0                          0                         $0
   Other Accounts                          2             $959.9 million                    0                         $0

(1) The assets  listed for Ms.  Wachs and Mssrs.  Bassett,  Gladstein,  Holland,
Lampe and Torrijos are as of October 31, 2006.

(2) The assets listed for Mssrs. Early, Chow,  Perkins,  Mostrowski and Devereux
are as of May 25, 2007.

(3) The assets listed for Mssrs. Chen,  Ericksen,  Tung and Loome are as of July
16, 2007.

Description of Material Conflicts of Interest--The Manager

     Individual  portfolio managers may perform investment  management  services for other portfolios or accounts similar to those provided to the Portfolios and the  investment  action for each such other  portfolio or account and Portfolios may differ.  For  example,  an account or  portfolio  may be selling a security, while a Portfolio may be purchasing or holding the same  security.  As a result, transactions  executed  for one  portfolio or account may  adversely  affect the value  of  securities  held  by  another  portfolio,  account,  or a  Portfolio.
Additionally,  the  management  of  multiple  portfolios  or  accounts  and  the
Portfolios  may give rise to potential  conflicts  of  interest,  as a portfolio manager must allocate time and effort to multiple portfolios or accounts and the
Portfolios.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or portfolio.  The investment  opportunity may be  limited,  however,  so that all  portfolios  or  accounts  for which the investment  would be suitable  may not be able to  participate.  The Manager has adopted  procedures  designed to allocate  investments  fairly  across  multiple portfolios and accounts.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio's manager's compensation consists of the following:

     Base Salary.  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus.  Each portfolio  manager  (other than Messrs.  Chow and Devereux) is eligible  to receive an annual  cash bonus  which is based on  quantitative  and qualitative  factors.  The  amount  of the  pool  for  bonus  payments  is first determined  by  mathematical  equation  based  on  assets,  management  fees and expenses,  including fund waiver expenses,  for registered investment companies, pooled vehicles, and managed separate accounts. Generally,  approximately 80% of the bonus is quantitatively  determined.  For investment companies, each manager is compensated  according the Fund's Lipper peer group  percentile  ranking on a one-year and  three-year  basis.  For managed  separate  accounts the  portfolio managers  are  compensated  according  to the  composite  percentile  ranking in consultant  databases.  There is no objective  award for a fund that falls below the 50th  percentile  for a given  time  period.  There is a  sliding  scale for investment  companies  that are ranked  above the 50th  percentile.  The managed separate accounts are compared to Callan and other databases.  The remaining 20%
portion of the bonus is  discretionary  as determined by Delaware and takes into account subjective factors.

     Due  to  the  transitioning  of  responsibilities  of  Mr.  Early  and  Mr.
Mostrowski,  their bonuses for the past year were guaranteed.  It is anticipated that going  forward an objective  component  will be added that is reflective of account performance relative to an appropriate peer group or database.

     With respect to Messrs. Chow and Devereux,  they are eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus  payments for the fixed income  department.  The amount of the pool for bonus payments is first  determined by mathematical  equation based on all assets managed (including investment companies, insurance product-related accounts and other  separate  accounts),  management  fees and related  expenses
(including fund waiver  expenses) for registered  investment  companies,  pooled vehicles,  and managed  separate  accounts.  Generally,  50%-70% of the bonus is
quantitatively   determined.  For  more  senior  portfolio  managers,  a  higher percentage of the bonus is quantitatively  determined. For investment companies, each manager is  compensated  according the Fund's Lipper peer group  percentile ranking on a one-year  and  three-year  basis,  equally  weighted.  For  managed separate  accounts  the  portfolio  managers  are  compensated  according to the composite  percentile  ranking  against the Frank Russell and Callan  Associates databases on a one-year and three-year basis,  with three-year  performance more heavily  weighted.  There is no objective  award for a fund that falls below the
50th  percentile  over the  three-year  period.  There is a  sliding  scale  for investment  companies that are ranked above the 50th  percentile.  The remaining
30%-50% portion of the bonus is  discretionary  as determined by the Manager and takes into account subjective factors.

     Deferred  Compensation.   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan.  Portfolio managers may be awarded options to purchase common shares of Delaware Investments(R)U.S.,
Inc.  pursuant to the terms the Delaware  Investments(R)U.S.,  Inc. Stock Option
Plan  (non-statutory or  "non-qualified"  stock options).  In addition,  certain managers may be awarded  restricted  stock units,  or  "performance  shares," in
Lincoln.  Delaware  Investments(R)U.S.,  Inc., is an indirect  subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments(R)U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire  ten-years after  issuance.  Options are awarded from time to time by the  Manager  in its  full  discretion.  Option  awards  may be based in part on seniority.

     Portfolio    managers   who   do   not    participate   in   the   Delaware
Investments(R)U.S.,  Inc.  Stock  Option  Plan are  eligible to  participate  in
Lincoln's  Long-Term  Incentive  Plan,  which is designed to provide a long-term incentive  to  officers  of  Lincoln.  Under the  plan,  a  specified  number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended  targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded.  The performance shares have a three year vesting schedule and, at the end of the three years,  the actual number of shares  distributed to those who received  awards may be equal to, greater than or less than the amount of the  award  based on  Lincoln's  achievement  of  certain  performance  goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities - The Manager

     As of  [October  31,  2007],  the  portfolio  managers  for The  Select  20
Portfolio,  The Focus Smid-Cap Growth Equity  Portfolio and The Large-Cap Growth
Equity Portfolio and certain key personnel supporting the portfolio managers had collectively  in excess of $15  million in the suite of  products  they  manage, including  $583,481.35,  $5,799,332 and  $601,176.47 in The Select 20 Portfolio,
The Focus  Smid-Cap  Growth Equity  Portfolio  and The  Large-Cap  Growth Equity
Portfolio, respectively.

II.  Portfolio Managers - Mondrian

     The following information was provided by Mondrian,  the sub-advisor to The
Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International
Equity Portfolio,  The International Fixed Income Portfolio and The Labor Select
International Equity Portfolio.

                                                          [UPDATE - MONDRIAN]

A.       Other Accounts Managed (as of [December 31, 2007]).

                                                                                                       $M Assets of
                                                                           # Performance Based Fee    Performance Based Fee
Named Portfolio Manager               # Accounts        $ Assets (M)         Accounts                   Accounts
    Robert Akester
    Registered Investment Companies        3               $390                 0                      $0
    Other Pooled Investment                0                 $0                 0                      $0
    Vehicles
    Other Accounts                         7             $2,543                 0                      $0
Fiona A. Barwick
    Registered Investment Companies        9             $1,248                 0                      $0
    Other Pooled Investment                0                 $0                 0                      $0
    Vehicles
    Other Accounts                         8             $3,387                 0                      $0
Joanna Bates
    Registered Investment Companies        5               $250                 0                      $0
    Other Pooled Investment                0                 $0                 0                      $0
    Vehicles
    Other Accounts                        12             $1,359                 0                      $0
Nigel Bliss
    Registered Investment Companies        1                $31                 0                      $0
    Other Pooled Investment                1               $578                 0                      $0
    Vehicles
    Other Accounts                         8             $1,914                 0                      $0
Elizabeth A. Desmond
    Registered Investment Companies        9             $2,528                 0                      $0
    Other Pooled Investment                1             $2,688                 0                      $0
    Vehicles
    Other Accounts                        16             $8,314                 0                      $0
Clive Gillmore
    Registered Investment Companies        1               $263                 0                      $0
    Other Pooled Investment                2             $1,811                 0                      $0
    Vehicles
    Other Accounts                        24             $4,071                 0                      $0
John Kirk
    Registered Investment Companies        2               $146                 0                      $0
    Other Pooled Investment                1                 $5                 0                      $0
    Vehicles
    Other Accounts                        15             $3,160                 1                    $137
Emma R. E. Lewis
    Registered Investment Companies        5             $1,603                 0                      $0
    Other Pooled Investment                0                 $0                 0                      $0
    Vehicles
    Other Accounts                         4             $1,159                 0                      $0
Nigel G. May
    Registered Investment Companies        4               $870                 0                      $0
    Other Pooled Investment                2                 $3                 0                      $0
    Vehicles
    Other Accounts                        20             $8,203                 1                    $434
Christopher A. Moth
    Registered Investment Companies        0                 $0                 0                      $0
    Other Pooled Investment                1               $139                 0                      $0
    Vehicles
    Other Accounts                        15             $6,411                 0                      $0
David G. Tilles
    Registered Investment Companies        *                  *                 *                       *
    Other Pooled Investment                *                  *                 *                       *
    Vehicles
    Other Accounts                         *                  *                 *                       *
* As Managing Director & Chief Investment  Officer,  David G. Tilles has overall responsibility for all accounts.

Description of Potential Material Conflicts of Interest - Mondrian

     Mondrian  acts solely as an  investment  manager and does not engage in any other business  activities.  The following is a list of some potential conflicts of  interest  that can  arise in the  course  of  normal  investment  management business activities together with a summary of Mondrian's policy in that area:

1. Dealing in  investments  as Principal and the Provision of Seed Capital.
Mondrian  generally  does not trade for its own account.  However,  two Mondrian affiliates have provided the seed capital to certain investment vehicles that have  been  established  by  Mondrian  group  entities.  Mondrian  serves as the investment manager to these investment vehicles.

2. Dealing in Investments as Agent for more than One Party.  Mondrian  addresses the  potential  conflicts of interest  that arise where a firm manages  multiple client  portfolios  through the operation of dealing policies designed to ensure the fair and equal treatment of all clients;  e.g., the allocation of aggregated trades among clients.

3.  Allocation  of Investment  Opportunities.  Mondrian's  policy  requires that investment  opportunities  should be  allocated  among  clients in an  equitable manner.  For equity  portfolios  Mondrian  makes stock  selection  decisions  at committee level.  Those stocks identified as investment  opportunities are added to Mondrian's list of approved stocks ("Stock List").  Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar  mandate will be structured  similarly (that is, will hold the same or
comparable  stocks),  and  will  exhibit  similar   characteristics.   For  bond
portfolios   investment  decisions  are  also  committee  based,  and  all  bond portfolios  governed by the same or a similar mandate are structured in the same way. Sale and purchase  opportunities  identified at regular investment meetings will be applied to portfolios  across the board,  subject to the requirements of individual  client  mandates.  Clients  with  performance-based  fees  shall  be allocated investment opportunities in the same way as clients whose fees are not performance-based.

4.  Allocation  of  Aggregated  Trades.  Mondrian's  policy  requires  that  all allocations  must be fair between clients and, to be reasonable in the interests of clients,  will  generally be made in  proportion  to the size of the original orders placed.  However where such  allocation  would create a material  adverse effect on a client  an  adjustment  may be made to the  allocation.  Where  such adjustment is considered appropriate,  Mondrian's normal policy will be to adopt a random  method of allocation  between  clients  achieved  through an automated process. Such allocations should not conflict with any instructions a client may have issued,  or with any  limitations  placed on the degree of  discretion  the
Portfolio Manager has to act on behalf of the client.

5. Soft Dollar Arrangements. Mondrian does not have any soft dollar arrangements in place with brokers.  Mondrian primarily uses client brokerage  commissions to pay for the execution of transactions  in the Fund  portfolio.  Please note that brokers typically provide their clients with the following: proprietary research as to the value of securities,  the advisability of investing in,  purchasing or selling securities,  and the availability of securities or purchasers or sellers
of  securities;   analyses  and  reports  concerning   issuers,   securities  or
industries; and information on economic factors and trends. Such services may be used by Mondrian in connection with its investment  decision-making process with respect to one or more  accounts  managed by it, and may or may not be used,  or used exclusively, with respect to the account generating the brokerage.

6. Dual  Agency/Cross  Trade. Dual Agency (also known as Cross Trading) concerns those  transactions  where  Mondrian  may act as agent  for both the  buyer  and seller.  Mondrian  may  from  time to time act as agent  for both  parties  with respect to  transactions  in  investments.  If Mondrian  proposes to act in such capacity the Portfolio  Manager will first:  (a) obtain  approval from the Chief
Compliance Officer;  and (b) inform the client of the capacity in which Mondrian is acting.

7. Transacting client trades with an affiliated  broker.  Mondrian does not have any affiliated brokers.

8. Fees. Mondrian charges fees as a proportion of assets under management.  In a very limited number of situations, in addition to this fee basis, these accounts also include a performance fee basis. The potential conflict of interest arising from  these fee  arrangements  is  addressed  by  Mondrian's  procedure  for the allocation of aggregated  trades among  clients.  Investment  opportunities  are allocated  totally  independently  of fee  arrangements  (see "4.  Allocation of
Aggregated Trades", above).

9. Employee Personal Dealings. Mondrian has arrangements in place to ensure that none of its directors,  officers or employees  effects any  transaction on their own account that conflicts with client  interests.  These  individuals  are also prohibited  from  procuring  any other  person to enter into such a  transaction
(except in the proper course of their employment).  For the purposes of clarity, this will include,  but is not limited to, anyone connected with that individual by reason of a domestic or business  relationship  (other than as arises  solely because that person is a Mondrian client) such that the individual has influence over that  person's  judgement  as to how to invest his property or exercise any rights  attaching to his  Investments.  Mondrian's  rules which govern  personal account  dealing  and  general  ethical  standards  are set out in the  Mondrian
Investment Partners Code of Ethics.

10.  Gifts and  Entertainment  (received).  In the  normal  course of  business,
Mondrian employees may receive gifts and entertainment from third parties, e.g., brokers and other  service  providers.  Mondrian  has a policy  which  generally requires  that  gifts  and  entertainment  received  are  reported  to the Chief
Compliance  Officer  (any  items  in  excess   of(pound)100   generally  require
pre-approval).

11. Gifts and Entertainment (given). In the normal course of business,  Mondrian employees may provide gifts and  entertainment to third parties.  Expenditure in excess of(pound)200 generally requires pre-approval.

12. Compensation.  Mondrian's compensation  arrangements are designed to attract and retain high  calibre  staff.  The  compensation  structure  does not provide incentives  for any member  staff to favour  any  client (or group of  clients).
Incentives  (Bonus  and  Equity  Programs)  focus on the key  areas of  research quality,  long-term and  short-term  performance,  teamwork,  client service and marketing.  At Mondrian,  the investment  management of particular portfolios is not "star  manager"  based but uses a team  system.  This means that  Mondrian's investment  professionals  are primarily  assessed on their  contribution to the team's effort and results,  though with an important element of their assessment being focused on the quality of their individual research contribution.

     Mondrian's  Compliance  Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise.  Compliance with
Mondrian's  policies and procedures is monitored using exception  reporting,  as well as regular review,  testing,  and evaluation of the  appropriateness of the procedures.

     Any apparent  violations of the above  procedures will be investigated  and reported  to the  Chief  Compliance  Officer,  who  will  determine  any  action necessary.

     Any  material  findings  would be  reported  to senior  management  and the
Mondrian  Compliance  Committee (a  sub-committee  of the Company's  Board) and, where required, any relevant Regulator.

Compensation - Mondrian

     Mondrian  has the  following  programs  in place to retain  key  investment staff:

     Competitive  Salary.  All investment  professionals  are remunerated with a competitive base salary.

     Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers,  qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

     Equity Ownership.  Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment  professionals and other support functions)
are shareholders in the business.

     Incentives  (Bonus and Equity  Programs) focus on the key areas of research quality,  long-term and  short-term  performance,  teamwork,  client service and marketing. As an individual's ability to influence these factors depends on that individual's  position and seniority  within the firm,  such is reflected in the allocation of participation in these programs.

     At Mondrian,  the  investment  management of  particular  portfolios is not
"star  manager"  based,  but uses a team  system.  This  means  that  Mondrian's investment  professionals  are primarily  assessed on their  contribution to the team's effort and results,  though with an important element of their assessment being focused on the quality of their individual research contribution.

     Compensation  Committee.  In  determining  the amount of bonuses and equity awarded,  Mondrian's Board of Directors consults with the Company's Compensation
Committee,  which makes  recommendations  based on a number of factors including investment research,  organization  management,  team work, client servicing and marketing.

     Defined  Contribution  Pension Plan. All portfolio  managers are members of the Mondrian  defined  contribution  pension plan, where Mondrian pays a regular monthly contribution and the member may pay additional  voluntary  contributions if they wish. The Plan is governed by Trustees who have  responsibility  for the trust fund and payments of benefits to members.  In addition,  the Plan provides death  benefits for death in service and a spouse's or  dependant's  pension may also be payable.

Ownership of Securities -- Mondrian

     As of [January 31, 2007],  none of the portfolio  managers  owned shares of the Portfolios they manage.

--------------------------------------------------------------------------------
                TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------

     The Manager or Mondrian,  as the case may be,  selects  brokers/dealers  to execute  transactions  on  behalf of a  Portfolio  for the  purchase  or sale of portfolio  securities  on  the  basis  of its  judgment  of  their  professional capability  to provide the  service.  The  primary  consideration  in  selecting broker/dealers is to seek those  brokers/dealers  who provide best execution for the Portfolios.  Best execution refers to many factors, including the price paid or  received  for  a  security,  the  commission  charged,  the  promptness  and reliability of execution,  the confidentiality and placement accorded the order, and other factors  affecting the overall benefit  obtained by the account on the transaction.  A number of trades are made on a net basis,  where  securities are either  purchased  directly  from the  dealer  or sold to the  dealer.  In these instances,  there is no direct  commission  charged,  but there is a spread (the difference  between  the buy and  sell  price),  which  is the  equivalent  of a commission.  When a commission is paid, the Manager or Mondrian pays  reasonably competitive brokerage commission rates based upon the professional  knowledge of its trading  department  as to rates paid and  charged for similar  transactions throughout  the  securities  industry.  In some  instances,  a Portfolio  pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the  fiscal  years  ended  October  31,  2005,  2006 and 2007,  the aggregate  dollar amount of brokerage  commissions paid by each Portfolio was as follows:

                                                               [UPDATE]

Portfolio                                            2007             2006               2005
The Large-Cap Growth Equity Portfolio(1)            $[xxx,xxx]          $179,989          N/A
The Large-Cap Value Equity Portfolio                $[xxx,xxx]           $11,459      $17,961
The Mid-Cap Growth Equity Portfolio                 $[xxx,xxx]           $41,252      $41,000
The International Equity Portfolio                  $[xxx,xxx]          $572,741     $989,614
The Global Fixed Income Portfolio                   $[xxx,xxx]               N/A          N/A
The Labor Select International Equity Portfolio     $[xxx,xxx]          $300,811     $257,055
The Real Estate Investment Trust Portfolio          $[xxx,xxx]          $838,779     $503,130
The Emerging Markets Portfolio                      $[xxx,xxx]        $1,195,486   $2,074,880
The Small-Cap Growth Equity Portfolio               $[xxx,xxx]          $167,413     $238,442
The Focus Smid-Cap Growth Equity Portfolio(2)       $[xxx,xxx]            $7,638       $6,972
The Smid-Cap Growth Equity Portfolio(3)             $[xxx,xxx]            $5,360       $6,675
The Real Estate Investment Trust Portfolio II       $[xxx,xxx]           $67,431      $57,485
The Intermediate Fixed Income Portfolio             $[xxx,xxx]              $993       $1,003
The High-Yield Bond Portfolio                       $[xxx,xxx]               $54          $66
The Core Plus Fixed Income Portfolio                $[xxx,xxx]            $5,580       $3,394
The Core Focus Fixed Income Portfolio(4)            $[xxx,xxx]              $606          $87
The International Fixed Income Portfolio            $[xxx,xxx]               N/A          N/A
The Select 20 Portfolio                             $[xxx,xxx]           $22,817      $40,529
The Global Real Estate Securities Portfolio(5)      $[xxx,xxx] N/A N/A

(1)      Commenced operations on November 1, 2005.
(2)      Commenced operations on December 1, 2003.
(3)      Commenced operations on December 1, 2004.
(4)      Commenced operations on July 1, 2004.
(5)      Commenced operations on January 10, 2007.

     The  Manager or  Mondrian  may  allocate,  out of all  commission  business generated by all of the Portfolios and accounts under its respective management, brokerage  business  to brokers or dealers who provide  brokerage  and  research services.  These services include providing  advice,  either directly or through publications  or writings,  as to the value of securities,  the  advisability of investing  in,  purchasing  or  selling  securities,  and  the  availability  of securities or purchasers  or sellers of  securities;  furnishing of analyses and reports concerning issuers,  securities or industries;  providing information on economic  factors and  trends;  assisting  in  determining  portfolio  strategy;
providing  computer  software  and  hardware  used  in  security  analyses;  and providing portfolio performance  evaluation and technical market analyses.  Such services are used by the Manager or Mondrian in connection  with its  respective investment  decision-making  process with respect to one or more  Portfolios and separate accounts managed by it, and may not be used, or used exclusively,  with respect to the Portfolio or separate account generating the brokerage.

     Securities  transactions for The Large-Cap Value Equity,  The International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed Income,  The International  Fixed Income, The Small-Cap Growth Equity, The
Focus  Smid-Cap  Growth  Equity,  The Smid-Cap  Growth  Equity,  The Real Estate
Investment  Trust,  The Global Real Estate  Securities,  The Select 20, The Core
Focus Fixed Income,  The Intermediate Fixed Income, The Large-Cap Growth Equity,
The Core Plus Fixed Income and The High-Yield Bond Portfolios may be effected in foreign  markets that may not allow  negotiation  of  commissions or where it is customary to pay fixed rates.

     As provided under the Securities Exchange Act of 1934, as amended, and each
Portfolio's Investment Management  Agreements,  higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers  who do not provide such services if such higher  commissions are deemed  reasonable  in  relation  to the  value of the  brokerage  and  research services  provided.  Although  transactions are directed to  broker/dealers  who provide such brokerage and research  services may result in higher  commissions, the Manager  and  Mondrian  believe  that such  commissions  are  reasonable  in relation to the value of the brokerage and research services  provided.  In some instances, services may be provided to the Manager or Mondrian which constitute, in some part, brokerage and research services used by the Manager or Mondrian in connection with their investment decision-making process and constitute, in some part, services used by them in connection with administrative or other functions not related to their  investment  decision-making  process.  In such cases,  the
Manager or Mondrian will make a good faith  allocation of brokerage and research services and will pay out of their own  resources  for services  used by them in
connection  with   administrative  or  other  functions  not  related  to  their investment decision-making process.

     During the fiscal year ended [October 31, 2007],  portfolio transactions of the  following  Portfolios in the amounts  listed below,  resulting in brokerage commissions in the amounts listed below,  were directed to brokers for brokerage and research services provided:

                                                           Portfolio        Brokerage Commissions
Portfolio                                             Transactions Amounts         Amounts

The Large-Cap Growth Equity Portfolio(1)                  $74,638,957              $72,516
The Large-Cap Value Equity Portfolio                       $1,175,733               $2,039
The Mid-Cap Growth Equity Portfolio                       $15,460,177              $21,177
The International Equity Portfolio                        $806,657,704             $572,017
The Global Fixed Income Portfolio                              $0                     $0
The Labor Select International Equity Portfolio           $437,197,455             $389,061
The Real Estate Investment Trust Portfolio                $383,342,303             $519,409
The Emerging Markets Portfolio                            $542,978,041            $1,140,486
The Small-Cap Growth Equity Portfolio                     $56,698,741              $96,114
The Focus Smid-Cap Growth Equity Portfolio                 $2,495,849               $4,098
The Smid-Cap Growth Equity Portfolio(2)                    $1,983,907               $3,657
The Real Estate Investment Trust Portfolio II             $38,296,641              $48,038
The Intermediate Fixed Income Portfolio                       N/A                    N/A
The High-Yield Bond Portfolio                                 $585                    $2
The Core Plus Fixed Income Portfolio                          N/A                    N/A
The Core Focus Fixed Income Portfolio                         N/A                    N/A
The International Fixed Income Portfolio                      N/A                    N/A
The Select 20 Portfolio                                   $8,372,030              $10,239
The Global Real Estate Securities Portfolio(3)                N/A                    N/A

(1)      Commenced operations on November 1, 2005.
(2)      Commenced operations on December 1, 2004.
(3)      Commenced operations on January 10, 2007.

     As of [October 31, 2007],  the  Portfolios  held the  following  amounts of securities of their regular  broker/dealers,  as defined in Rule 10b-1 under the
1940 Act, or such broker/dealers' parents ($ in thousands):

Portfolio                          Regular Broker/Dealer          Value

The Mid-Cap Growth Equity          Lehman Brothers                $[xxx,xxx]
Portfolio

     The Manager or Mondrian may place a combined order for two or more accounts or funds  engaged in the purchase or sale of the same  security may be placed if the  judgment  is made that  joint  execution  is in the best  interest  of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed  equitable to each account or fund. When a combined order is executed in a series of  transactions  at different  prices, each  account  participating  in the order may be  allocated  an  average  price obtained  from the  executing  broker.  It is  believed  that the ability of the accounts to participate in volume  transactions  will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could  adversely  affect the price or volume of the security that a particular  account or fund may obtain,  it is the opinion of the Manager or Mondrian and the Trust's  Board of Trustees  that the  advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with Financial  Industry  Regulatory  Authority  ("FINRA"),  and
subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

     The Portfolios have the authority to participate in a commission  recapture program.  Under the program,  and subject to seeking best execution as described in this section,  the Portfolios may direct certain  security  trades to brokers who have agreed to rebate a portion of the related  brokerage  commission to the
Portfolios  in cash.  Any such  commission  rebates will be included in realized gain on securities in the  appropriate  financial  statements of the Portfolios.
The Manager and its affiliates  have  previously and may in the future act as an investment  advisor to mutual  funds or separate  accounts  affiliated  with the administrator of the commission  recapture program.  In addition,  affiliates of the  administrator  act as consultants in helping  institutional  clients choose investment  advisors and may also  participate  in other types of businesses and provide other services in the investment management industry.

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Capitalization

     The  Trust  currently  has an  unlimited  authorized  number  of  shares of beneficial  interest,  with no par value,  issued in  separate  portfolios.  All shares are, when issued in accordance  with the Trust's  registration  statement
(as it may be amended from time to time),  governing  instruments and applicable law, fully paid and non-assessable. Shares do not have pre-emptive rights. While all  shares  have  equal  voting  rights on matters  affecting  the Trust,  each
Portfolio would vote separately on any matter which affects only that Portfolio.
Shares of each  Portfolio  have a priority in that  Portfolios'  assets,  and in gains on and income from the portfolio of that Portfolio.

     Each class of The Real Estate  Investment  Trust  Portfolio  and The Global
Real Estate  Securities  Portfolio  represents a  proportionate  interest in the assets of the  Portfolio,  and each has the same  voting  and other  rights  and preferences  as the other  classes of the  Portfolio,  except that shares of the
Institutional Class and The Real Estate Investment Trust Portfolio Class may not
vote on any matter that affects the  Portfolio's  Distribution  Plans under Rule
12b-1 and share of the  Original  Class may not vote on any matter that  affects the Global Real Estate  Securities  Portfolio's  Class P Distribution Plan under
12b-1. Similarly,  as a general matter,  shareholders of Class A Shares, Class B
Shares,  Class C Shares and Class R Shares of The Real Estate  Investment  Trust
Portfolio may vote only on matters affecting the Rule 12b-1 Plan that relates to the class of shares  that they  hold.  However,  Class B Shares  may vote on any proposal to increase  materially the fees to be paid by the Portfolio  under the
Rule 12b-1 Plan  relating to Class A Shares.  General  Expenses of the Portfolio
will be  allocated on a pro-rata  basis to the classes  according to asset size, except  that  expenses of the Plans of Class A Shares,  Class B Shares,  Class C
Shares and Class R Shares will be allocated solely to those classes.  Similarly, with  respect to the  Global  Real  Estate  Securities  Portfolio,  as a general matter,  shareholders  of Class P Shares may vote only on matters  affecting the
Rule 12b-1 Plan that relates to Class P Shares.  General  Expenses of the Global
Real Estate  Securities  Portfolio  will be allocated on a pro-rata basis to the classes  according  to asset size,  except that  expenses of the Plan of Class P
Shares will be allocated solely to that class.

     Effective  December 24, 1997,  the name of The Fixed Income  Portfolio  was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive
Equity Portfolio was changed to The Large-Cap Value Equity Portfolio.  Effective
October 7, 1998, the name of The Aggressive  Growth Portfolio was changed to The
Mid-Cap Growth Equity  Portfolio.  Effective  December 15, 2005, the name of The
Small-Cap  Growth Equity II Portfolio was changed to The Focus  Smid-Cap  Growth
Equity Portfolio.

Non-cumulative Voting

     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

--------------------------------------------------------------------------------
                                PURCHASING SHARES
--------------------------------------------------------------------------------

     As of May 31, 2007, no new or subsequent investments, including investments through  automatic  investment plans and by qualified  retirement plans (such as
401(k) plans,  403(b) plans, or 457 plans),  are allowed in Delaware REIT Fund's
Class B shares  in any of the  Portfolios,  except  through  a  reinvestment  of dividends or capital  gains or permitted  exchanges.  Existing  shareholders  of
Class B shares may  continue  to hold their Class B shares,  reinvest  dividends into  Class B  shares,  and  exchange  their  Class  B  shares  of one  Delaware
Investments(R)Portfolio    for    Class   B   shares   of    another    Delaware
Investments(R)Portfolio, as permitted by existing exchange privileges.

     For  Class B  shares  outstanding  as of May 31,  2007  and  Class B shares acquired  upon  reinvestment  of dividends or capital  gains,  all Class B share attributes,  including the contingent  deferred sales charge ("CDSC") schedules, conversion to Class A schedule,  and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

     As of May 31, 2007, the 12-month  reinvestment  privilege  described in the
Section entitled "Purchasing Shares - 12-Month Reinvestment Privilege" no longer applies to Class B shares.

General Information

     The Trust  reserves  the right to suspend  sales of Portfolio  shares,  and reject any order for the purchase of a  Portfolio's  shares if in the opinion of management such rejection is in a Portfolio's best interest.

     For  purchases  of shares in The  Emerging  Markets  Portfolio,  a purchase reimbursement fee of 0.55% of the dollar amount invested is generally charged to investors  and  paid to the  Portfolio  to help  defray  expenses  of  investing purchase  proceeds.  In lieu of paying that fee,  an  investor  in The  Emerging
Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution  of in-kind  securities or may follow another  procedure that has the same economic  impact on the Portfolio and its  shareholders,  in which case the purchase  reimbursement  fee will not apply.  Investors  should refer to the related  Prospectus  for  more  details  on  purchase  reimbursement  fees.  See
"Determining Offering Price and Net Asset Value" below.

     The minimum  initial  investment  for a  shareholder  is  $1,000,000 in the aggregate across all Portfolios of the Trust,  except for the Delaware REIT Fund as discussed  below.  There are no minimums for  subsequent  contributions  in a
Portfolio where the aggregate minimum initial  investment for the Trust has been satisfied.  (See the applicable  Prospectus for special purchase  procedures and requirements that may be applicable to prospective  investors in The Global Real
Estate   Securities   Portfolio,   The  Emerging   Markets   Portfolio  and  The
International  Equity  Portfolio.)  Accounts  of certain  omnibus  accounts  and managed or  asset-allocation  programs may maintain  balances that are below the minimum stated account balance without  incurring a service fee or being subject to  involuntary  redemption.  At such  time as the  Trust  receives  appropriate regulatory  approvals to do so in the future, under certain  circumstances,  the
Trust may, at its sole discretion, allow eligible investors who have an existing investment  counseling  relationship  with an  affiliate  of the Manager to make investments in the Portfolios by a  contribution  of securities  in-kind to such
Portfolios.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A and Institutional  Class Shares of The Real Estate Investment Trust Portfolio.  However, purchases not involving the issuance of  certificates  are confirmed to the investor and credited to the shareholder's  account  on the books  maintained  on behalf  of the  Trust.  The investor  will have the same rights of ownership  with respect to such shares as if  certificates  had been  issued.  An investor  will be  permitted to obtain a certificate for the Delaware REIT Fund in certain limited circumstances that are approved by an  appropriate  officer of the Trust.  No charge is assessed by the
Trust  for any  certificate  issued.  The  Portfolios  do not  intend  to  issue replacement  certificates  for lost or stolen  certificates,  except in  certain limited  circumstances that are approved by an appropriate officer of the Trust.
In those circumstances,  a shareholder may be subject to fees for replacement of a lost or stolen certificate,  under certain  conditions,  including the cost of obtaining a bond  covering the lost or stolen  certificate.  Please  contact the
Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor's certificate(s) must accompany such request.

Purchases of The Global Real Estate Securities Portfolio

     The Trust  reserves  the right to suspend  sales of Portfolio  shares,  and reject any order for the purchase of a  Portfolio's  shares if in the opinion of management such rejection is in a Portfolio's best interest. The minimum initial investment  for a shareholder  is $1,000,000 in the aggregate for Original Class
Shares.  There are no minimums for subsequent  contributions  for Original Class
Shares in the Portfolio where the aggregate  minimum initial  investment for the
Trust has been satisfied.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
However,  purchases not involving the issuance of certificates  are confirmed to the investor and credited to the  shareholder's  account on the books maintained on behalf of the Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

     Original Class Shares of the Portfolio are offered directly to institutions and high  net  worth  individual  investors  at net  asset  value  with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in Original  Class Shares of the Portfolio is a plan which  represents:  (i) that the  decision  to invest  plan  assets in or withdraw plan assets from the Portfolio will be made solely by a plan fiduciary, such as the plan's board,  without  direction from or consultation with any plan participant  and (ii) that the plan will make no more than 3  separate  purchase orders  during any given  calendar  quarter.  The  Original  Class Shares of the
Portfolio are not  primarily  designed for defined  contribution  plans that are participant-directed  or frequently  trade Portfolio  shares,  and therefore the
Portfolio requires the above  representations  from any new defined contribution plan investors.  We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above  representations or that follows a pattern of market  timing as described in the  Prospectus  and this Part B. Defined  contribution  plans who do not qualify for Original  Class
Shares as  described  above may be eligible  to  purchase  Class P Shares of the
Portfolio as described below.

     Class P Shares of the Portfolio are available only to defined  contribution plans making at least a $5 million  initial  investment or having plan assets of at least  $100  million.  There  are no  minimums  for  subsequent  investments.
Investments  made  by  plan  participants  in  an   employer-sponsored   defined
contribution  plan will be made in accordance with directions  provided by or on behalf  of the  employer.  See  the  Class P  Prospectus  for  special  purchase procedures and requirements  that may be applicable to prospective  investors in
Class P Shares of the Portfolio.

     Class P Shares are purchased at the NAV per share without the imposition of a front-end or contingent  deferred sales charge.  Class P Shares are subject to annual 12b-1 Plan expenses for the life of the investment. See "Plans Under Rule
12b-1" and "Determining Offering Price and Net Asset Value" below.

     The  Original  Class  Shares and Class P Shares  represent a  proportionate interest in Portfolio's assets and will receive a proportionate  interest in the
Portfolio's income,  before  application,  as to Class P Shares, of any expenses under the Portfolio's Rule 12b-1 Plans.

     In comparing  Original  Class Shares and Class P Shares,  investors  should consider the higher Rule 12b-1 Plan expenses on Class P Shares.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Portfolio  Classes,  the  Distributor and others will be paid,  and in the case of Class P Shares,  from the  proceeds  of the Rule 12b-1
Plan fees.  Financial  advisors may receive  different  compensation for selling
Class P Shares.

     Plans  under Rule 12b-1:  Pursuant  to Rule 12b-1  under the 1940 Act,  the
Trust has adopted a separate plan for the Class P Shares (the "Plan").  The Plan permits  The  Global  Real  Estate  Securities  Portfolio  to  pay  for  certain distribution,  promotional  and related  expenses  involved in the  marketing of
Class P Shares.  The Plan  does not apply to the  Original  Class  Shares.  Such shares are not included in calculating  the Plan's fees and the Plan is not used to assist in the distribution  and marketing of shares of the Original  Classes'
Shares. Shareholders of the Original Class may not vote on matters affecting the
Plan.

     The Plan permits the Global Real Estate Securities  Portfolio,  pursuant to its Distribution  Agreement,  to pay out of the assets of Class P Shares monthly fees to the  Distributor  for its  services  and  expenses in  distributing  and promoting  sales of such shares.  These  expenses  include,  among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying  distribution  and maintenance  fees to securities  brokers,  dealers and others who enter into  agreements with the  Distributor.  In connection with the promotion of shares of the Class P, the Distributor  may, from time to time, pay to  participate  in  dealer-sponsored  seminars and  conferences,  and reimburse
dealers  for  expenses  incurred  in  connection  with  pre-approved   seminars,
conferences  and  advertising.  The  Distributor  may  pay or  allow  additional promotional  incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra  training and  information  concerning  Class P and increase sales of the Class.

     In addition,  the Global Real Estate Securities Portfolio may make payments from the Rule 12b-1  Plan fees of Class P Shares  directly  to  others,  such as banks,  who aid in the  distribution  of Class P Shares or provide  services  to
Class P  pursuant  to  service  agreements  with the  Trust.  The Plan  expenses relating to Class P Shares are also used to pay the  Distributor  for  advancing the commission costs to dealers with respect to the initial sale of such shares.

     The maximum  aggregate  fee  payable by the Global  Real Estate  Securities
Portfolio  under the Plan,  and the  related  Distribution  Agreement,  is on an annual basis up to [0.25]% of Class P Shares'  average  daily net assets for the year of Class P Shares.  The  Trust's  Board of  Trustees  may reduce the amount payable under the Plan at any time.

     While  payments  pursuant to the Plan may not exceed the  foregoing  amount with  respect  to the Class P Shares,  the Plan does not limit  fees to  amounts actually  expended  by  the  Distributor.  It is  therefore  possible  that  the
Distributor  may  realize  a  profit  in  any  particular  year.  However,   the
Distributor  currently expects that its distribution  expenses will likely equal or exceed payments to it under the Plan. The  Distributor  may,  however,  incur such additional  expenses and make  additional  payments to dealers from its own resources  to  promote  the  distribution  of shares of the Class P Shares.  The monthly  fees paid to the  Distributor  under the Plan are subject to the review and  approval of the Trust's  Independent  Trustees,  who may reduce the fees or terminate the Plan at any time.

     All of the distribution  and service  expenses  incurred by the Distributor and others,  such as  broker/dealers,  in excess of the amount paid on behalf of
Class P Shares would be borne by such persons without any reimbursement from the
Class. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and  execution,  the Class may, from time to time, buy or sell portfolio  securities  from or to firms that receive  payments under the Plan.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plan and the Distribution  Agreement have been approved by the Board of the Trust,  including a majority of the Independent  Trustees who have no direct or indirect  financial  interest in the Plan or the Distribution  Agreement,  by vote cast in person at a meeting  duly  called for the  purpose of voting on the
Plan  and  such  Agreement.  Continuation  of  the  Plan  and  the  Distribution
Agreement,  as  amended,  must be  approved  annually  by the  Board in the same manner, as specified below.

     Each year, the Board of Trustees must determine whether continuation of the
Plan  is in the  best  interest  of  shareholders  of  the  Global  Real  Estate
Securities  Portfolio  and that  there is a  reasonable  likelihood  of the Plan providing a benefit to Class P Shares. The Plan and the Distribution  Agreement,
as amended,  may be terminated at any time without  penalty by a majority of the
Independent  Trustees who have no direct or indirect  financial  interest in the
Plan or the  Distribution  Agreement,  or by a majority vote of the  outstanding voting securities of the Class P Shares. Any amendment materially increasing the maximum  percentage  payable  under  the Plan must  likewise  be  approved  by a majority vote of the  outstanding  voting  securities of the Class P Shares,  as well as by a majority  vote of the  Independent  Trustees  who have no direct or indirect  financial  interest in the Plan or Distribution  Agreement.  Any other material  amendment  to the Plan  must be  approved  by a  majority  vote of the
Trustees including a majority of the Independent  Trustees who have no direct or indirect financial interest in the Plan or Distribution  Agreement. In addition, in order for the Plan to remain  effective,  the  selection  and  nomination  of
Independent  Trustees  must be  effected  by the  Trustees  who  are  themselves
Independent  Trustees and who have no direct or indirect  financial  interest in the Plan or Distribution  Agreement.  Persons  authorized to make payments under the Plan must provide  written reports at least quarterly to the Board for their review.

Purchases of Delaware REIT Fund

     The minimum initial  investment  generally is $1,000 for Delaware REIT Fund
Class  A,  Class B and  Class C  Shares  of The  Real  Estate  Investment  Trust
Portfolio.  Subsequent  purchases  of such  Class A,  Class B and Class C Shares generally must be at least $100. The initial and subsequent  investment minimums for Class A Shares will be waived for purchases by officers, directors, Trustees and  employees of any Delaware  Investments(R)Fund,  the Manager,  or any of the
Manager's  affiliates if the purchases are made pursuant to a payroll  deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform
Transfers  to Minors Act and shares  purchased in  connection  with an Automatic
Investing Plan are subject to a minimum  initial  purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class
R and the  Institutional  Class, but certain  eligibility  requirements  must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000.  For Class C Shares of the  Portfolio,  each purchase must be in an amount that is less than $1,000,000.  See "Investment  Plans" below for purchase limitations  applicable to retirement  plans. The Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C
Shares. An investor may exceed these limitations by making cumulative  purchases over a period of time.  In doing so, an investor  should keep in mind,  however, that reduced  front-end sales charges apply to investments of $50,000 or more in
Class A Shares,  and that Class A Shares are subject to lower  annual Rule 12b-1
Plan  expenses  than Class B Shares and Class C Shares,  and  generally  are not subject to a CDSC.

     Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of its shares if, in the opinion of  management,  such  rejection  is in the  Delaware  REIT  Fund's best interest.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss incurred.  The Delaware REIT Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making  future  purchases in any of the Delaware  Investments(R)Funds.  The
Delaware  REIT  Fund  reserves  the  right to  reject  purchase  orders  paid by third-party checks or checks that are not drawn on a domestic branch of a United
States  financial  institution.   If  a  check  drawn  on  a  foreign  financial
institution  is  accepted,  you may be subject to  additional  bank  charges for clearance and currency conversion.

     The  Delaware  REIT Fund also  reserves  the right,  following  shareholder notification,  to charge a service fee on  non-retirement  accounts  that,  as a result of redemption, have remained below the minimum stated account balance for a period of three or more  consecutive  months.  Holders of such accounts may be notified of their insufficient  account balance and advised that they have until the end of the current  calendar  quarter to raise  their  balance to the stated
minimum.  If the account has not reached the minimum balance requirement by that time,  the  Portfolio  may charge a $9 fee for that quarter and each  subsequent calendar  quarter  until the account is brought up to the minimum  balance.  The service  fee will be  deducted  from the  account  during the first week of each calendar quarter for the previous  quarter,  and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The  Delaware  REIT Fund also  reserves  the right,  upon 60 days'  written notice,  to involuntarily  redeem accounts that remain under the minimum initial purchase  amount as a result of  redemptions.  An  investor  making the  minimum initial  investment  may  be  subject  to  involuntary  redemption  without  the imposition  of a CDSC or Limited CDSC if he or she redeems any portion of his or her  account.  Accounts  of  certain  omnibus  accounts  and  managed  or  asset allocation  programs may  maintain  balances  that are below the minimum  stated
account balance without  incurring a service fee or being subject to involuntary redemption.

     FINRA has adopted  amendments to its rules  relating to investment  company sales  charges.  The Trust and the  Distributor  intend to operate in compliance with these rules.

     The Delaware  REIT Fund's Class A Shares,  Class B Shares,  Class C Shares,
Class R Shares and Institutional Class Shares represent a proportionate interest in The Real  Estate  Investment  Trust  Portfolio's  assets  and will  receive a proportionate  interest in that Portfolio's income,  before  application,  as to
Class A,  Class B,  Class C and  Class R  Shares,  of any  expenses  under  that
Portfolio's Rule 12b-1 Plans.

     Alternative Purchase Arrangements: The alternative purchase arrangements of the Delaware REIT Fund Class A Shares,  Class B Shares and Class C Shares permit investors to choose the method of  purchasing  shares that is most  suitable for their needs given the amount of their  purchase,  the length of time they expect to hold  their  shares,  and  other  relevant  circumstances.  Investors  should determine whether, given their particular circumstances, it is more advantageous to purchase  Class A Shares and incur a front-end  sales  charge and annual Rule
12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares,  or to purchase either Class B or Class C Shares and have the entire  initial  purchase  amount  invested in the Portfolio with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are  redeemed  within six years of purchase, and Class C Shares are  subject to a CDSC if the shares are  redeemed  within 12 months of  purchase.  Class B and Class C Shares are each subject to annual Rule
12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor,  dealers or others for providing personal service and/or  maintaining  shareholder  accounts)  of average  daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of eight years after  purchase  and,  thereafter,  be subject to Class A
Shares'  annual Rule 12b-1 Plan  expenses of up to a maximum of 0.30% of average daily net assets of such shares.  Unlike  Class B Shares,  Class C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will diminish over time.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing  Class C Shares to Class R Shares,  investors  should consider the higher  Rule 12b-1 Plan  expenses on Class C Shares.  Investors  also should consider the fact that Class R Shares do not have a front-end  sales charge and, unlike Class C Shares, are not subject to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Delaware REIT Fund Classes,  the  Distributor and others will be paid, in the case of Class A Shares,  from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C
Shares,  from the proceeds of the 12b-1 Plan fees and, if  applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the proceeds
of  the  Rule  12b-1  Plan  fees.   Financial  advisors  may  receive  different
compensation  for  selling  Class A Shares,  Class B Shares,  Class C Shares and
Class R Shares. Investors should understand that the purpose and function of the respective  Rule  12b-1  Plans  (including  for  Class R  Shares)  and the CDSCs applicable  to Class B Shares  and  Class C Shares  are the same as those of the
Rule 12b-1 Plan and the front-end sales charge  applicable to Class A Shares, in that  such  fees  and  charges  are  used to  finance  the  distribution  of the respective Classes. See "Plans Under Rule 12b-1."

     Dividends,  if  any,  paid  on the  Delaware  REIT  Fund  Classes  will  be calculated in the same manner,  at the same time and on the same day and will be in the same  amount,  except  that the  additional  amount  of Rule  12b-1  Plan expenses  relating  the  Portfolio  Classes  will be borne  exclusively  by such shares. See "Determining Offering Price and Net Asset Value."

     Class A Shares:  Purchases of $50,000 or more of Delaware REIT Fund Class A
Shares at the offering price carry reduced  front-end  sales charges as shown in the table in the Delaware REIT Fund Classes Prospectus, and may include a series of  purchases  over a  13-month  period  under a Letter of Intent  signed by the purchaser.  See  "Special  Purchase  Features  - Class A Shares"  below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

     Dealer's  Commission:  As  described  in the  Delaware  REIT Fund  Classes'
Prospectus,  for initial  purchases of Class A Shares of  $1,000,000  or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     For  accounts  with assets over $1 million,  the dealer  commission  resets annually to the highest  incremental  commission  rate on the anniversary of the first  purchase.  In  determining  a  financial  advisor's  eligibility  for the
dealer's   commission,   purchases   of  Class  A  Shares   of  other   Delaware
Investments(R)Funds  to which a Limited CDSC applies (see  "Contingent  Deferred
Sales Charge for Certain  Redemptions  of Class A Shares  purchased at Net Asset
Value" under  "Redemption  and Exchange"  below) may be aggregated with those of the Delaware REIT Fund Class A Shares.  Financial  advisors also may be eligible for a dealer's  commission in  connection  with certain  purchases  made under a
Letter of Intent or pursuant to an investor's Right of  Accumulation.  Financial advisors  should  contact  the  Distributor  concerning  the  applicability  and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other  Delaware  Investments(R)Funds  will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

     Contingent Deferred Sales Charge - Class B Shares and Class C Shares: Class
B Shares would have been, and Class C Shares are,  purchased without a front-end sales  charge.  Class B Shares  redeemed  within  six-years  of purchase  may be subject  to a CDSC at the  rates set forth  above,  and Class C Shares  redeemed within  twelve-months  of purchase may be subject to a CDSC of 1.00%.  CDSCs are charged as a percentage  of the dollar  amount  subject to the CDSC.  The charge will be assessed  on an amount  equal to the lesser of the NAV of such shares at the time of  purchase or the NAV of such  shares at the time of  redemption.  No
CDSC will be imposed on increases in NAV above the initial  purchase price,  nor will a CDSC be assessed on redemptions of shares acquired  through  reinvestment of dividends or capital gains  distributions.  For purposes of this formula, the
"NAV at the time of  purchase"  will be the NAV at purchase of Class B Shares or
Class C Shares  of the  Delaware  REIT  Fund,  even if those  shares  are  later exchanged for shares of another Delaware Investments(R)Fund.  In the event of an exchange of the shares,  the "NAV of such shares at the time of redemption" will be the NAV of the shares that were acquired in the  exchange.  The Delaware REIT
Fund Classes' Prospectus includes information on the instances in which the CDSC is waived.

     During the seventh year after  purchase  and  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those shares.  At the end of eight years after purchase,  the investor's Class B
Shares will be automatically converted into Class A Shares of the Portfolio. See
"Automatic  Conversion of Class B Shares" below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first,  followed  by shares  acquired  through the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

     Deferred  Sales Charge  Alternative - Class B Shares:  Class B Shares would have been purchased at NAV without a front-end  sales charge,  and, as a result, the full amount of an  investor's  purchase  payment was  invested in  Portfolio shares.  The  Distributor  previously  had  compensated  dealers or brokers  for selling  Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5.00% of the dollar amount purchased.  As discussed below, however,  Class B Shares are subject to annual Rule 12b-1 Plan  expenses and, if redeemed within six-years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the  proceeds  of the Rule  12b-1  Plan fees make it  possible  for the
Portfolio to sell Class B Shares without  deducting a front-end  sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege will continue to be subject to the CDSC schedule for Class B Shares  described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares  acquired as a result of the exchange.  See  "Redemption  and
Exchange" below.

     Automatic Conversion of Class B Shares: Class B Shares of the Delaware REIT
Fund,  other than shares acquired  through  reinvestment of dividends,  held for eight years after  purchase are eligible for automatic  conversion  into Class A
Shares.  Conversions  of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June,
September and December  (each, a "Conversion  Date").  A business day is any day that the New York Stock Exchange is open for business  ("Business  Day"). If the eighth  anniversary  after a purchase  of Class B Shares  falls on a  Conversion
Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary  occurs between  Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such  anniversary.  Consequently, if a shareholder's  eighth anniversary falls on the day after a Conversion Date, that  shareholder  will  have  to  hold  Class B  Shares  for as  long as  three additional  months after the eighth  anniversary  of purchase  before the shares will automatically convert to Class A Shares.

     Class B Shares of the Delaware REIT Fund acquired through a reinvestment of dividends will convert to Class A Shares of the Delaware REIT Fund pro-rata with
Class B Shares not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

     Level Sales Charge  Alternative:  Class C Shares of the Delaware  REIT Fund
may be purchased at NAV without a front-end sales charge,  and, as a result, the full amount of the investor's  purchase payment will be invested in Fund shares.
The  Distributor  currently  compensates  dealers or brokers for selling Class C
Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount  purchased.  As discussed below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will continue to be subject to the CDSC  schedule for Class C Shares.  See
"Redemption and Exchange" below.

     Plans  under Rule 12b-1:  Pursuant  to Rule 12b-1  under the 1940 Act,  the
Trust has  adopted a separate  plan for each of the Class A Shares,  the Class B
Shares,  the Class C Shares  and the Class R Shares of  Delaware  REIT Fund (the
"Plans").   Each  Plan  permits  the  relevant  Portfolio  to  pay  for  certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional
Class or Portfolio Class. Such shares are not included in calculating the Plans'
fees and the Plans are not used to assist in the  distribution  and marketing of shares of the Institutional Class or Portfolio Class Shares. Shareholders of the
Institutional Class and Portfolio Class Shares may not vote on matters affecting the Plans.

     The Plans permit each of the Delaware  REIT Fund  Classes,  pursuant to its
Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the  Distributor  for its  services  and  expenses in  distributing  and promoting  sales of shares of such class.  These expenses  include,  among other
things,   preparing   and   distributing   advertisements,   sales   literature,
prospectuses,  and  reports  used for  sales  purposes;  compensating  sales and marketing personnel;  and paying distribution and maintenance fees to securities brokers, dealers, and others who enter into agreements with the Distributor.  In connection  with the promotion of shares of the Delaware REIT Fund Classes,  the
Distributor  may,  from time to time,  pay to  participate  in  dealer-sponsored seminars  and  conferences,  and  reimburse  dealers  for  expenses  incurred in
connection  with  pre-approved  seminars,   conferences,  and  advertising.  The
Distributor  may pay or allow  additional  promotional  incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

     In addition,  the Portfolio may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service  agreements  with the Trust.  The Plan  expenses  relating to Class B
Shares,  Class C Shares and Class R Shares are also used to pay the  Distributor for  advancing  out of the  Distributor's  own  assets the  commission  costs to dealers with respect to the initial sale of such shares.

     While payments  pursuant to the Plans may not exceed the foregoing  amounts with respect to the Delaware REIT Fund  Classes,  the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the
Distributor  may  realize  a  profit  in  any  particular  year.  However,   the
Distributor  currently expects that its distribution  expenses will likely equal or exceed payments to it under the Plans.  The Distributor may,  however,  incur such additional  expenses and make  additional  payments to dealers from its own resources  to  promote  the  distribution  of shares of the  Delaware  REIT Fund
Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     The maximum  aggregate  fee payable by the  Delaware  REIT Fund of The Real
Estate Investment Trust Portfolio under the Plans, and the related  Distribution
Agreements,  is on an annual basis up to 0.30% of Class A Shares'  average daily net  assets  for the year of Class A  Shares,  up to 1.00%  (0.25%  of which are service  fees to be paid to the  Distributor,  dealers and others for  providing personal  service and/or  maintaining  shareholder  accounts) of each of Class B
Shares'  and Class C Shares'  average  daily net  assets  for the year and up to
0.60% of Class R Shares'  average  daily net  assets for the year.  The  Trust's
Board of Trustees  may reduce the amounts  payable  under each Plan at any time.
Pursuant to Board action, the maximum aggregate fee currently payable by Class A
Shares is 0.25%.

     All of the distribution  and service  expenses  incurred by the Distributor and others,  such as  broker/dealers,  in excess of the amount paid on behalf of
Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Consistent with the requirements  of Rule  12b-1(h)  under the 1940 Act, and subject to seeking best price and  execution,  the Classes may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plans and the  Distribution  Agreements have been approved by the Board of the Trust,  including  a majority  of the  Independent  Trustees  who have no direct  or  indirect  financial  interest  in  the  Plans  or  the  Distribution
Agreements,  by vote cast in person at a meeting  duly called for the purpose of voting  on the  Plans  and such  Agreements.  Continuation  of the Plans and the
Distribution  Agreements,  as amended, must be approved annually by the Board in the same manner, as specified below.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of  shareholders of the Delaware REIT Fund Classes and that there is a reasonable  likelihood  of each Plan  providing a benefit to its respective Class. The Plans and the Distribution  Agreement, as amended, may be  terminated  at any time  without  penalty by a majority  of the  Independent
Trustees who have no direct or indirect  financial  interest in the Plans or the
Distribution  Agreements,  or by a  majority  vote  of  the  outstanding  voting securities  of the relevant  Class.  Any  amendment  materially  increasing  the maximum  percentage  payable  under the Plans must  likewise  be  approved  by a majority vote of the  outstanding  voting  securities of the relevant  Class, as well as by a majority  vote of the  Independent  Trustees  who have no direct or indirect  financial  interest  in the  Plans or  Distribution  Agreements.  With respect to the Class A Plan,  any  material  increase in the maximum  percentage payable thereunder must also be approved by a majority of the outstanding voting securities  of the Class B Shares.  Also,  any other  material  amendment to the
Plans must be approved by a majority  vote of the Trustees  including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or  Distribution  Agreements.  In addition,  in order for the Plans to remain effective,  the selection and nomination of Independent  Trustees must be effected by the Trustees who are themselves Independent Trustees and who have no direct or indirect financial  interest in the Plans or Distribution  Agreements.
Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

     For the fiscal year ended [October 31, 2007], the 12b-1 Plan reimbursements from  Delaware  REIT Fund Class A Shares,  Class B Shares,  Class C Shares,  and
Class  R  Shares  were:  $[xx,xxx],   $[xxx,xxx],   $[xxx,xxx],  and  $[xx,xxx],
respectively. Such amounts were used for the following purposes:

                                                               [UPDATE]

                                    Delaware REIT Fund   Delaware REIT Fund    Delaware REIT Fund    Delaware REIT Fund
                                         A Class              B Class               C Class               R Class
Advertising                             $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
Annual/Semi-Annual Reports              $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
Broker Trails                           $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
Broker Sales Charges                    $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
Interest on Broker Sales Charges        $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
Promotional-Other                       $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
Prospectus Printing (to other than      $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]
current shareholders)
Wholesaler Expenses                     $[xx,xxx]            $[xx,xxx]             $[xx,xxx]             $[xx,xxx]

     Other  Payments to Dealers - Delaware REIT Fund Classes:  The  Distributor,
LFD, and their  affiliates may pay  compensation at their own expense and not as an expense of the Portfolios, to Financial Intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial  Intermediaries for various purposes, including, but not limited to, promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting,  administrative or shareholder  processing services,  marketing and educational support, and ticket charges.  Such payments are in addition to any distribution  fees, service fees, and/or  transfer  agency  fees  that  may  be  payable  by the  Portfolios.  The additional payments may be based on factors,  including level of sales (based on gross or net  sales  or some  specified  minimum  sales  or some  other  similar criteria  related  to  sales  of the  Fund  and/or  some or all  other  Delaware
Investments(R) Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware  Investments(R)Funds),  the  Portfolios'  advisory fees, some other agreed upon amount,  or other measures as determined  from time to time by the Distributor.

     A  significant  purpose  of  these  payments  is to  increase  sales of the
Portfolio's  shares.  The Portfolio's  investment  adviser or its affiliates may benefit from the  Distributor's  or LFD's payment of  compensation  to Financial
Intermediaries  through increased fees resulting from additional assets acquired through the sale of Portfolio shares through Financial Intermediaries.

     Buying Class A Shares at Net Asset Value:  The Delaware  REIT Fund Classes'
Prospectus  sets forth the  categories  of investors  who may  purchase  Class A
Shares at NAV.  This section  provides  additional  information  regarding  this privilege.  The Fund must be  notified  in advance  that a trade  qualifies  for purchase at NAV.

     As  disclosed  in the  Prospectus,  certain  retirement  plans that contain certain  legacy  retirement  assets may make purchases of Class A Shares at NAV.
The requirements are as follows:

     o    The  purchase  must  be made by a  group  retirement  plan  (excluding defined  benefit plans) (a) that  purchased  Class A shares prior to a recordkeeping  transition  period from August 2004 to October 2004 and
          (b) where the plan participants' records were maintained on Retirement
          Financial Services,  Inc.'s ("RFS") proprietary  recordkeeping system, provided  that the plan (i) has in excess of  $500,000  of plan assets invested in Class A Shares of the  Delaware  Investments(R)  Funds and
          any stable value account  available to investment  advisory clients of the Manager or its  affiliates;  or (ii) is  sponsored  by an employer that has, at any point after May 1, 1997,  had more than 100 employees
          while   such   plan  has   held   Class  A   Shares   of  a   Delaware
          Investments(R)Fund, and such employer has properly represented to, and received  written  confirmation  back from, RFS in writing that it has the requisite number of employees.  See "Group Investment Plans" below for information regarding the applicability of the Limited CDSC.

     o    The  purchase  must be made by any group  retirement  plan  (excluding defined  benefit pension plans) that purchased Class A shares prior to an August 2004 to October  2004  recordkeeping  transition  period and purchased shares through a retirement plan alliance program,  provided that RFS was the  sponsor  of the  alliance  program  or had a product participation agreement with the sponsor of the alliance program.

     As disclosed in the Delaware REIT Fund Classes'  Prospectus  certain legacy bank  sponsored  retirement  plans may make  purchases of Class A shares at NAV.
These  purchases may be made by bank sponsored  retirement  plans that held, but are no longer eligible to purchase, Institutional Class Shares or interests in a collective trust as a result of a change in distribution arrangements.

     Allied  Plans:  Class A Shares of the Delaware  REIT Fund are available for purchase by participants in certain 401(k) Defined  Contribution  Plans ("Allied
Plans") that are made  available  under a joint  venture  agreement  between the
Distributor and another institution through which mutual funds are marketed, and
which   allow   investments   in  Class  A   Shares   of   designated   Delaware
Investments(R)Funds  ("eligible Delaware Investments(R)Fund shares"), as well as shares of  designated  classes of  non-Delaware  Investments(R)Funds  ("eligible non-Delaware  Investments(R)Fund shares"). Class Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments(R)and eligible non-Delaware  Investments(R)Fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on
additional  purchases  of  eligible  Delaware   Investments(R)Fund  shares.  See
"Combined Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware    Investments(R)Fund    shares    for    other    eligible    Delaware
Investments(R)Fund shares or for eligible non-Delaware Investments(R)Fund shares at NAV without  payment of a  front-end  sales  charge.  However,  exchanges  of
eligible   fund   shares,   both   Delaware    Investments(R)and    non-Delaware
Investments(R),  which  were not  subject to a front end sales  charge,  will be subject to the  applicable  sales  charge if  exchanged  for  eligible  Delaware
Investments(R)Fund  shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously  acquired through the exchange of  eligible  shares on which a sales  charge was  already  paid or through  the reinvestment of dividends. See "Investing by Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments(R)Fund  shares  under an Allied  Plan.  In  determining  a financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments(R)Fund  shares  in  connection  with  Allied  Plans,  all participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above.

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC,  as described  in the Delaware  REIT Fund  Classes'  Prospectus,  apply to redemptions  by  participants  in Allied  Plans  except in the case of exchanges between  eligible  Delaware  Investments(R)and  non-Delaware  Investments(R)Fund
shares.  When eligible  Delaware  Investments(R)Fund  shares are exchanged  into eligible  non-Delaware  Investments(R)Fund  shares,  the  Limited  CDSC  will be imposed  at the  time  of the  exchange,  unless  the  joint  venture  agreement specifies  that the  amount of the  Limited  CDSC will be paid by the  financial advisor or selling  dealer.  See  "Contingent  Deferred Sales Charge for Certain
Redemptions  of Class A Shares  Purchased at Net Asset Value" under  "Redemption and Exchange" below.

     Letter of Intent:  The reduced front-end sales charges described above with respect to Class A Shares of the Delaware  REIT Fund are also  applicable to the aggregate amount of purchases made by any such purchaser  previously  enumerated within a 13-month  period pursuant to a written Letter of Intent provided by the
Distributor  and signed by the purchaser,  and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent, of
5% of the total  amount of Class A Shares  intended to be  purchased  until such purchase is completed within the 13-month period. Effective January 1, 2007, the
Funds no longer accept retroactive Letters of Intent. The 13-month period begins on the  date  of  the  earliest  purchase.  If the  intended  investment  is not completed,  except as noted below,  the purchaser will be asked to pay an amount equal to the  difference  between the  front-end  sales charge on Class A Shares purchased  at  the  reduced  rate  and  the  front-end  sales  charge  otherwise applicable to the total shares purchased.  If such payment is not made within 20 days  following the expiration of the 13-month  period,  the Transfer Agent will surrender an appropriate  number of the escrowed  shares for redemption in order to realize the difference.  Those  purchasers may include the value (at offering price at the level  designated  in their  Letter of  Intent)  of all  Classes of shares  of the  Delaware  REIT  Fund and of other  Delaware  Investments(R)Funds previously  purchased  and still  held as of the date of their  Letter of Intent toward  the  completion  of  such  Letter,  except  as  described  below.  Those purchasers  cannot include  shares that did not carry a front-end  sales charge,
CDSC, or Limited CDSC,  unless the purchaser  acquired  those shares  through an exchange  from a Delaware  Investments(R)Fund  that did carry a front-end  sales charge, CDSC, or Limited CDSC.

     Employers  offering  a  Delaware  Investments(R)retirement  plan  may  also complete  a Letter  of Intent to  obtain a  reduced  front-end  sales  charge on investments of Class A Shares made by the plan. The aggregate  investment  level of the Letter of Intent will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected  investments in Delaware  Investments(R)Funds that are offered with a front-end sales charge,
CDSC, or Limited CDSC for a 13-month  period.  The Transfer  Agent  reserves the right to adjust the signed Letter of Intent based on these acceptance  criteria.
The 13-month  period will begin on the date this Letter of Intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be  automatically  adjusted.  In the event this Letter of Intent is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without  completing  another  Letter of Intent) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated  in their  Letter of Intent) of all their  shares intended for purchase that are offered with a front-end  sales charge,  CDSC, or
Limited  CDSC of any class.  Class B Shares and Class C Shares of the  Portfolio and other  Delaware  Investments(R)Funds  which offer  corresponding  classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares of the Delaware REIT Fund, you can include,  subject to the exceptions described below, the total amount of any
Class  of  shares  you own of the  Delaware  REIT  Fund and all  other  Delaware
Investments(R)Funds.  In addition,  if you are an investment  advisory client of the Manager's affiliates,  you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware  Investments(R)Fund  that did carry a front-end sales charge, CDSC, or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  When you determine the availability of the reduced front-end  sales  charges  on Class A Shares,  you can  include,  subject to the exceptions  described  below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments(R)Funds.  However, you cannot  include  mutual fund shares that do not carry a front-end  sales charge,
CDSC, or Limited CDSC,  unless you acquire those shares through an exchange from a Delaware  Investments(R)Fund that did carry a front-end sales charge, CDSC, or
Limited CDSC. If, for example,  any such purchaser has previously  purchased and still holds Class A Shares and/or  shares of any other of the classes  described in the previous  sentence with a value of $10,000,  and  subsequently  purchases
$40,000 of additional Class A Shares at offering price, the charge applicable to the  $10,000  purchase  would  currently  be  4.75%.  For  the  purpose  of this calculation,  the shares  presently held shall be valued at the public  offering price that would have been in effect  were the shares  purchased  simultaneously with the current purchase.  Investors should refer to the table of sales charges for Class A Shares in the Delaware  REIT Fund  Classes'  Prospectus to determine
the   applicability   of  the  Right  of   Accumulation   to  their   particular
circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares of the Delaware REIT Fund (and of the Institutional  Class holding shares that  were  acquired  through  an  exchange  from  one  of  the  other  Delaware
Investments(R)Funds  offered  with a  front-end  sales  charge)  who redeem such shares  have one year from the date of  redemption  to  reinvest  all or part of their redemption  proceeds in the same Class of the Delaware REIT Fund or in the same Class of any of the other  Delaware  Investments(R)  Funds.  In the case of
Class A Shares,  the reinvestment will not be assessed a front-end sales charge, and in the case of Class B Shares,  the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor.  The reinvestment  will be subject to applicable  eligibility and minimum purchase requirements and must be in states  where  shares of such  other  funds  may be sold.  This  reinvestment privilege  does not extend to Class A Shares where the  redemption of the shares triggered the payment of a Limited CDSC. Persons investing  redemption  proceeds from direct investments in the Delaware  Investments(R)Funds,  offered without a front-end sales charge will be required to pay the applicable  sales charge when purchasing  Class A Shares.  The  reinvestment  privilege  does not  extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next  determined  after  receipt of the  remittance.  In the case of Class B
Shares,  the time that the  previous  investment  was held will be  included  in determining  any applicable CDSC due upon  redemption,  as well as the automatic conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,  which may be  treated  as a  capital  gain  to the  shareholder  for tax  purposes.  It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed to a Delaware  Investments(R)Fund  in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the  prospectus for the fund in which the investment is intended to be made before  investing or sending  money.  The  prospectus  contains  more complete information about the fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which also serves as the Delaware REIT Fund's shareholder servicing agent, about the  applicability  of the Class A Limited CDSC in connection  with the features described above.

     Group  Investment  Plans:  Group  Investment Plans that are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end  sales  charges for  investments  in Class A Shares  described  in the
Delaware REIT Fund Classes' Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware  Investments(R)Funds,  then the total amount  invested in all plans would be used in determining  the applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon notification to the Delaware REIT Fund in which the investment is being made at the time of each such purchase. Employees participating in such
Group  Investment  Plans may also  combine  the  investments  made in their plan account when  determining the applicable  front-end sales charge on purchases to non-retirement Delaware  Investments(R)investment accounts if they so notify the
Delaware REIT Fund in which they are investing in connection with each purchase.
See "Retirement  Plans" under  "Investments  Plans" below for information  about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a
withdrawal  of  the  entire  plan  from  a  Delaware   Investments(R)Fund.   See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value" under  "Redemption and Exchange."  Notwithstanding the  foregoing,  the  Limited  CDSC  for  Class A  Shares  on  which a  dealer's commission  has been  paid  will be waived in  connection  with  redemptions  by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance  program which requires that shares will be available at NAV, provided that, RFS either was the sponsor of the alliance program or had a product participation  agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

--------------------------------------------------------------------------------
                                INVESTMENT PLANS
--------------------------------------------------------------------------------

     The  following  investment  plans  apply  only to the  Delaware  REIT  Fund
Classes.

Reinvestment Plan/Open Account

     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective  Class A, B or C Shares in which an investor has an account (based on the  NAV in  effect  on the  reinvestment  date)  and  will be  credited  to the
shareholder's   account  on  that  date.  All  dividends  and  distributions  on
Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment  income will be mailed to shareholders quarterly.  A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the specific  Class in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares, Class C Shares, Institutional Class Shares and Class R Shares at NAV, at
the end of the day of receipt.  A  reinvestment  plan may be  terminated  at any time.  This plan does not assure a profit or protect  against  depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments(R)Funds

     Subject to applicable eligibility and minimum initial purchase requirements and the limitations  set forth below,  holders of the Delaware REIT Fund Classes may automatically  reinvest  dividends and/or  distributions in any of the other
Delaware Investments(R) Funds, including the Delaware REIT Fund, in states where their  shares  may be  sold.  Such  investments  will be at NAV at the  close of business on the reinvestment  date without any front-end sales charge or service fee. The  shareholder  must notify the  Transfer  Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Delaware REIT Fund in which the  investor  does not then  have an  account  will be  treated  like all other initial purchases of the Portfolio's  shares.  Consequently,  an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus  contains more complete information about the fund, including charges and expenses.

     Subject to the following limitations,  dividends, and/or distributions from other  Delaware  Investments(R)Funds  may be invested in shares of the  Delaware
REIT Fund,  provided an account  has been  established.  Dividends  from Class A
Shares may only be  directed  to other  Class A Shares,  dividends  from Class B
Shares may only be  directed  to other  Class B Shares,  dividends  from Class C
Shares may only be directed to other Class C Shares,  and dividends from Class R
Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments(R)Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

     If you have an investment in another Delaware  Investments(R)Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Delaware  REIT Fund.  If you wish to open an account by  exchange,  call the
Shareholder  Service Center at 800-523-1918 for more information.  All exchanges are subject to the eligibility and minimum  purchase  requirements  set forth in the Delaware REIT Fund Classes' Prospectus.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans

     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments(R)Family of Funds will qualify for treatment as if such proceeds had been  exchanged from another  Fund  within the  Delaware  Investments(R)Family  of Funds  rather than transferred from the Eligible 529 Plan, as described under  "INVESTMENT  PLANS -
Investing by  Exchange."  The  treatment  of your  redemption  proceeds  from an
Eligible  529  Plan  described  in this  paragraph  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended to  direct  transfers  from  a  substantially  similar  class  of  the  Delaware
Investments(R) Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer

     Direct Deposit  Purchase Plan:  Investors may arrange for the Delaware REIT
Fund to accept  for  investment  in Class A Shares,  Class C Shares,  or Class R
Shares,  through an agent bank,  pre-authorized  government or private recurring
payments.   This  method  of  investment   assures  the  timely  credit  to  the
shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  railroad retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates  the  possibility  and  inconvenience  of lost,  stolen,  and delayed checks.

     Automatic Investing Plan: Shareholders of Class A Shares and Class C Shares
may make automatic investments by authorizing,  in advance, monthly or quarterly payments  directly from their checking  account for deposit into their Portfolio account.  This type of  investment  will be handled  in either of the  following ways:  (i) if the  shareholder's  bank is a  member  of the  National  Automated
Clearing House Association ("NACHA"), the amount of the periodic investment will be  electronically  deducted from his or her checking account by Electronic Fund
Transfer  ("EFT") and such  checking  account will  reflect a debit  although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member  of NACHA,  deductions  will be made by  pre-authorized  checks, known as Depository  Transfer  Checks.  Should the  shareholder's  bank become a member  of  NACHA  in the  future,  his  or her  investments  would  be  handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                   * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments  to the  Delaware  REIT Fund from the  federal  government  or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise.
Any such payments are subject to  reclamation  by the federal  government or its agencies.  Similarly,  under  certain  circumstances,  investments  from private sources may be subject to reclamation by the transmitting  bank. In the event of a  reclamation,  the Delaware REIT Fund may liquidate  sufficient  shares from a shareholder's  account to reimburse the government or the private source. In the
event  there  are  insufficient  shares  in  the  shareholder's   account,   the
shareholder is expected to reimburse the Delaware REIT Fund.

Direct Deposit Purchases by Mail

     Shareholders  may authorize a third-party,  such as a bank or employer,  to make  investments  directly to their Delaware REIT Fund  accounts.  The Delaware
REIT Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments,  by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the
Trust for proper instructions.

MoneyLineSM On Demand

     You or your investment dealer may request purchases of Class A and C Shares of the  Delaware  REIT  Fund by phone  using  MoneyLineSM  On  Demand.  When you authorize  the  Delaware  REIT Fund to  accept  such  requests  from you or your investment  dealer,  funds will be  withdrawn  from (for share  purchases)  your pre-designated bank account.  Your request will be processed the same day if you call prior to 4 p.m.,  Eastern time.  There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

     It may take up to four Business Days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Delaware REIT
Fund account,  you must have your signature  guaranteed.  The Delaware REIT Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

     Shareholders  can use the  Wealth  Builder  Option to invest in the Class A
Shares and C Shares of the Delaware REIT Fund through  regular  liquidations  of shares in their accounts in other Delaware Investments(R)Funds.  Shareholders of the  Class A and C  Shares  may  elect  to  invest  in one or more of the  other
Delaware   Investments(R)Funds   through  the  Wealth  Builder  Option.  If,  in
connection  with the election of the Wealth Builder  Option,  you wish to open a new account to receive the automatic investment,  such new account must meet the minimum initial  purchase  requirements  described in the prospectus of the fund that you  select.  All  investments  under  this  option are  exchanges  and are therefore  subject to the same  conditions and  limitations  as other  exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account and  invested  automatically  into other  Delaware  Investments(R)Funds, subject to the  conditions and  limitations  set forth in the Delaware REIT Fund
Classes'  Prospectus.  The investment will be made on the 20th day of each month
(or, if the fund  selected is not open that day, the next  Business  Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits  or  protect  against  losses in a  declining  market.  The price of the
Delaware  Investments(R)Fund  into which  investments are made could  fluctuate.
Since this program involves continuous investment regardless of such fluctuating value,  investors  selecting this option should consider their financial ability to continue to  participate  in the  program  through  periods of low Fund share prices.  This  program  involves  automatic  exchanges  between two or more Fund accounts  and is  treated  as a  purchase  of  shares  of the  fund  into  which investments  are made through the program.  See  "Redemption and Exchange" below for a brief  summary of the tax  consequences  of  exchanges.  Shareholders  can terminate  their  participation  in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7),  or 457 Plans.  This  option also is not available to shareholders of the Institutional Class.

Asset Planner

     The Funds previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans

     An investment  in the Delaware  REIT Fund may be suitable for  tax-deferred retirement  plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,
Individual Retirement Accounts ("IRAs"), Roth IRAs, SEP/IRAs,  SAR/SEPs,  401(k)
plans, 403(b)(7) plans, 457 plans, SIMPLE IRAs, and SIMPLE 401(k)s. In addition, the  Fund  may be  suitable  for use in  Coverdell  Education  Savings  Accounts
("Coverdell  ESAs").  For further details  concerning  these plans and accounts, including  applications,  contact your financial advisor or the Distributor.  To determine  whether the benefits of a tax-sheltered  retirement plan or Coverdell
ESA are available and/or appropriate, you should consult with a tax advisor.

     The CDSC may be waived on certain redemptions of Class B Shares and Class C
Shares.  See  the  Delaware  REIT  Fund  Classes'  Prospectus  for a list of the instances in which the CDSC is waived.

     Purchases  of  Class C  Shares  must  be in an  amount  that  is less  than
$1,000,000 for such plans.  The maximum purchase  limitations  apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees, and/or other administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager, and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See  "Availability  of  Institutional  Class Shares"  under above.  For
additional     information    on    any    of    the    plans    and    Delaware
Investments'(R)retirement  services,  call the  Shareholder  Service  Center  at
800-523-1918.

     Taxable distributions from retirement plans may be subject to withholding.

--------------------------------------------------------------------------------
                 DETERMINING OFFERING PRICE AND NET ASSET VALUE
--------------------------------------------------------------------------------

The Real Estate  Investment Trust Portfolio Class of The Real Estate  Investment
Trust Portfolio and all other Portfolios

     Orders for purchases and  redemptions of shares of a Portfolio are effected at the NAV of that Portfolio next calculated  after receipt of the order by such
Portfolio,  its agent or certain other  authorized  persons.  See  "Distributor"
under   "Investment   Manager  and  Other  Service   Providers  above  for  more
information." In addition, with respect to The Emerging Markets Portfolio, there is an applicable purchase  reimbursement fee equal to 0.75% of the dollar amount invested.

     A Portfolio's  NAV is computed at the close of regular trading on the NYSE, which  is  normally  4 p.m.,  Eastern  Time,  on days  when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except  days when the  following  holidays  are  observed:  New Year's Day,
Martin Luther King, Jr.'s Birthday,  President's Day, Good Friday, Memorial Day,
Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  When the NYSE is
closed,  the Trust will generally be closed,  pricing  calculations  will not be made and purchase and redemption orders will not be processed.

The Delaware REIT Fund of The Real Estate Investment Trust Portfolio

     Orders for purchases and redemptions of Class A Shares of the Delaware REIT
Fund are  effected  at the  offering  price  next  calculated  by the Fund after receipt of the order by the Fund, its agent or certain other authorized persons.
See "Distributor"  under "Investment Manager and Other Service Providers" above.
Orders for purchases of Class B Shares,  Class C Shares,  Class R Shares and the
Institutional  Class are  effected  at the NAV per share next  calculated  after receipt of the order by the Fund, its agent or certain other authorized persons.
Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any applicable  front-end sales charges.  Offering price and NAV are computed as of the close of regular trading on the NYSE,  ordinarily,  4 p.m., Eastern Time, on days when the NYSE is open for  business.  The NYSE is  scheduled  to be open
Monday  through  Friday  throughout  the year  except  days  when the  following holidays are  observed:  New Year's Day,  Martin  Luther King,  Jr.'s  Birthday,
President's  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving,  and Christmas.  When the NYSE is closed, the Trust will generally be closed,  pricing  calculations  will not be made and purchase and  redemption orders will not be processed.

     Each Class  will bear,  pro-rata,  all of the common  expenses  of The Real
Estate  Investment Trust Portfolio.  The NAVs of all outstanding  shares of each
Class will be computed on a pro-rata basis for each  outstanding  share based on the  proportionate  participation  in the Portfolio  represented by the value of shares of that Class.  All income earned and expenses  incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class'  percentage in the Portfolio  represented  by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their  respective  Plans. Due to the  specific  distribution  expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust
Portfolio may vary.  However,  the NAV per share of each Class is expected to be equivalent.

The Global Real Estate Securities Portfolio

     Orders for purchases and  redemptions  of Original Class and Class P Shares are effected at the offering price next calculated after receipt of the order by the Portfolio,  its agent or certain other authorized persons. See "Distributor"
under "Investment  Manager and Other Service  Providers" above.  Selling dealers are responsible for transmitting orders promptly.

     The offering  price for Original  Class and Class P Shares  consists of the
NAV per share.  Offering  price and NAV are  computed as of the close of regular trading on the New York Stock  Exchange (the "NYSE"),  which is normally 4 p.m.,
Eastern Time, on days when the NYSE is open for business.  The NYSE is scheduled to be open  Monday  through  Friday  throughout  the year  except  days when the following  holidays are  observed:  New Year's Day,  Martin  Luther King,  Jr.'s
Birthday,  President's Day, Good Friday,  Memorial Day,  Independence Day, Labor
Day,  Thanksgiving,  and  Christmas.  When the NYSE is  closed,  the Trust  will generally  be closed,  pricing  calculations  will not be made and  purchase and redemption orders will not be processed.

     Each Class will bear,  pro-rata,  all of the common  expenses of Portfolio.
The NAVs of all outstanding  shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the
Portfolio  represented  by the value of shares of that Class.  All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding  share of a Class,  based on each Class' percentage in the Portfolio represented  by the  value of shares of such  Classes,  except  that the Class P
Shares  alone will bear the 12b-1 Plan  expenses  payable  under its  respective
Plan.  Due to the specific  distribution  expenses and other costs that would be allocable to each Class,  the dividends  paid to each Class of the Portfolio may vary. However, the NAV per share of each Class is expected to be equivalent.

                                  * * *

     The NAV per share of each  Portfolio  is  determined  by dividing the total market  value  of  the  Portfolio's  investments  and  other  assets,  less  any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S.  securities  exchange for which market  quotations  are  available are valued at the last quoted  sale price on the day the  valuation  is made.  Price information  on listed  securities is taken from the exchange where the security is primarily  traded.  Securities  listed on a foreign  exchange  are  generally valued at the last quoted  sale price at the close of the  exchange on which the security is primarily  traded or at the last quoted sales price available before the time when net assets are valued.  Unlisted  domestic  equity  securities are valued at the last  sale  price as of the  close of the  NYSE.  Domestic  equity securities traded  over-the-counter  and domestic equity securities that are not traded on the  valuation  date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

     U.S.  government  securities  are  priced  at the mean of the bid and asked price. Corporate bonds and other fixed income securities are generally valued on the basis of prices  provided by a pricing service when such prices are believed to reflect the fair market value of such  securities.  NAV includes  interest on fixed  income  securities,  which is accrued  daily.  The prices  provided  by a pricing  service are  determined  without  regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments  related to the specific  securities.  Securities not priced in this  manner  are valued at the most  recent  quoted  mean price or,  when stock exchange  valuations  are used,  at the latest  quoted  sale price on the day of valuation.  If there is no such reported sale, the latest quoted mean price will be used.  Securities with remaining  maturities of 60 days or less are valued at amortized  cost, if it  approximates  market value.  In the event that amortized cost does not approximate  market value,  market prices as determined above will be used.

     Exchange-traded  options are valued at the last reported sales price or, if no sales are  reported,  at the mean  between  the last  reported  bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported  bid and asked  prices.  Futures  contracts  are valued at their  daily quoted  settlement  price. The value of other assets and securities for which no
quotations  are  readily  available   (including   restricted   securities)  are
determined in good faith at fair value using methods determined by the Board, as applicable.

     The  securities in which The Global Real Estate  Securities,  The Large-Cap
Value Equity, The International  Equity, The Labor Select International  Equity,
The Emerging Markets, The Global Fixed Income and The International Fixed Income
Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity,
The Focus Smid-Cap Growth Equity,  The Smid-Cap  Growth Equity,  The Real Estate
Investment  Trust, The Select 20, The Core Focus Fixed Income,  The Intermediate
Fixed Income,  The Core Plus Fixed Income and The  High-Yield  Bond  Portfolios,
each of which possesses a limited  ability to invest in foreign  securities) may invest from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as holidays or Saturday). As a result, the
NAV of those  Portfolios may be  significantly  affected by such trading on days when shareholders have no access to the Portfolios.

     For  purposes  of  calculating  NAV per share,  all assets and  liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean  between  the bid and ask prices of such  currencies  against  the U.S.
dollar,  as  provided  by an  independent  pricing  service  or any major  bank, including  the JP Morgan and Mellon.  Forward  foreign  currency  contracts  are valued at the mean price of the  contract.  Interpolated  values will be derived when the  settlement  date of the  contract  is on an  interim  period for which quotations  are not  available.  Foreign  securities  and the  prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer  quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

--------------------------------------------------------------------------------
                             REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

The Real Estate  Investment Trust Portfolio Class of The Real Estate  Investment
Trust Portfolio and all other Portfolios

     Each  Portfolio may suspend  redemption  privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted  as  determined  by the SEC; (ii) during any period when an emergency exists  as  defined  by the  rules  of the SEC as a  result  of  which it is not reasonably  practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     No  charge  is  made by any  Portfolio  for any  redemptions,  except  that shareholders  that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption  reimbursement  fee of 0.55%.  If  redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed.  Any portfolio  securities paid or distributed in-kind would be valued as described in  "Determining  Offering Price and Net Asset Value" above.
Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage  commissions or other  transaction  costs.  Payment for shares  redeemed  ordinarily  will be made within three Business Days, but in no case later than seven days, after receipt of a redemption request in good order.
See  "Redemption of Shares" in the Trust's  Prospectuses  for more  information.
Under certain circumstances,  eligible investors who have an existing investment counseling  relationship with an affiliate of the Manager will not be subject to the  Trust's  in-kind  redemption  requirements  until  such  time as the  Trust receives  appropriate  regulatory  approvals to permit such  redemptions for the account of such investors.

     The Trust has  elected to be  governed  by Rule  18f-1  under the 1940 Act, pursuant to which the Trust is obligated to redeem  shares  solely in cash up to the  lesser of  $250,000  or 1% of the NAV of each  Portfolio  during any 90-day period for any one shareholder.

     The value of a  Portfolio's  investments  is  subject  to  changing  market prices.  Redemption  proceeds  may be more or less than the  shareholder's  cost depending  upon  the  market  value  of  the  Portfolio's  securities.  Thus,  a shareholder  redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

     Each  Portfolio  also  reserves the right to refuse the purchase side of an exchange  request by any person,  or group if, in the  Manager's  judgment,  the
Portfolio  would  be  unable  to  invest  effectively  in  accordance  with  its investment  objectives and policies, or would otherwise potentially be adversely affected.  A shareholder's  purchase exchanges may be restricted or refused if a
Portfolio  receives or anticipates  simultaneous  orders  affecting  significant portions of the Portfolio's  assets. In particular,  a pattern of exchanges that coincide  with a "market  timing"  strategy may be disruptive to a Portfolio and therefore may be refused.  For more information  about the Portfolios'  policies concerning  "market  timing," see "General  Information"  under  "Redemption and
Exchange  Policies  for the Delaware  REIT Fund Class A Shares,  Class B Shares,
Class C Shares, Class R Shares and Institutional Class Shares of The Real Estate
Investment Trust Portfolio" below.

Small Accounts

     Due to the relatively higher cost of maintaining small accounts,  the Trust reserves  the right to redeem  Portfolio  shares in any of its  accounts  at the then-current  NAV if as a result  of  redemption  or  transfer  a  shareholder's investment in a Portfolio has a value of less than $500,000. However, before the
Trust  redeems  such  shares  and sends the  proceeds  to the  shareholder,  the shareholder  will be  notified  in  writing  that the value of the shares in the account  is less than  $500,000  and will be  allowed  90 days from that date of notice  to make an  additional  investment  to meet the  required  minimum.  Any redemption in an inactive  account  established  with a minimum  investment  may trigger mandatory redemption.

                                      * * *

     The Trust has available certain redemption  privileges,  as described below and in the related  Prospectus.  They are  unavailable  to  shareholders  of The
Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select
International  Equity  Portfolio,  The Global  Fixed  Income  Portfolio  and The
International  Fixed  Income  Portfolio  whose  redemptions  trigger the special in-kind  redemption  procedures.  See the  related  Prospectus.  The  Portfolios reserve the right to suspend or terminate these expedited payment  procedures at any time in the future.

Expedited Telephone Redemptions

     Shareholders  wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002  prior to 4 p.m.,  Eastern Time, and have the proceeds  mailed to them at the record  address.  Checks payable to the shareholder(s)  of record will normally be mailed three  Business  Days,  but no later than seven days, after receipt of the redemption request.

     In addition,  redemption proceeds can be transferred to your pre-designated bank account by wire or by check by calling the Trust, as described  above.  The
Telephone  Redemption  Option on the  Account  Registration  Form must have been elected  by the  shareholder  and filed  with the Trust  before  the  request is received.  Payment will be made by wire or check to the bank account  designated on the authorization form as follows:

     Payment By Wire:  Request that  Federal  Funds be wired to the bank account designated on the Account  Registration Form.  Redemption proceeds will normally be wired on the next Business Day following  receipt of the redemption  request.
There  is no  charge  for  this  service.  If  the  proceeds  are  wired  to the shareholder's  account  at a bank which is not a member of the  Federal  Reserve
System,  there  could  be a  delay  in the  crediting  of the  Portfolio  to the shareholder's bank account.

     Payment by Check:  Request a check be mailed to the bank account designated on the Account  Registration Form.  Redemption  proceeds will normally be mailed three  Business  Days,  but no  later  than  seven  days,  from  the date of the telephone  request.  This  procedure  will take  longer than the Payment by Wire option (1 above)  because  of the  extra  time  necessary  for the  mailing  and clearing of the check after the bank  receives  it. If expedited  payment  under these procedures  could adversely  affect a Portfolio,  the Trust may take up to seven days to pay the shareholder.

     To reduce the risk of attempted  fraudulent use of the telephone redemption procedure,  payment will normally be made only to the bank account designated on the  Account  Registration  Form.  If a  shareholder  wishes to change  the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege

     Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the  institutional  classes  of the other  Delaware  Investments(R)Funds.
Exchange  requests should be sent to:  Delaware  Pooled Trust,  P.O. Box 219656,
Kansas City, MO 64121-9656, Attn: Client Services.

     Any such exchange will be calculated on the basis of the respective NAVs of the shares involved and will be subject to the minimum  investment  requirements noted above.  There is no sales commission or charge of any kind, except for the special  purchase and  redemption  reimbursement  fees for  exchanges  involving shares  of The  Emerging  Markets  Portfolio.  See  "Exchange  Privilege"  under
"Shareholder Services" in the related Prospectus. The shares of a Portfolio into which an exchange is made,  if  necessary,  must be  authorized  for sale in the state in  which  the  investor  is  domiciled.  Before  making  an  exchange,  a shareholder  should  consider the  investment  objectives of the Portfolio to be purchased.

     Exchange  requests  may be made  either by mail,  facsimile  message  or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the  shareholder and  the  registration  of the two  accounts  will be  identical.  Requests  for exchanges  received prior to 4 p.m.,  Eastern Time,  for the Portfolios  will be processed as of the close of business on the same day.  Requests  received after this time will be  processed on the next  Business  Day.  Exchanges  may also be subject to  limitations  as to amounts or frequency,  and to other  restrictions established  by the  Board of  Trustees,  as  applicable,  to  assure  that such exchanges do not disadvantage a Portfolio and its  shareholders.  Exchanges into and out of The Emerging Markets Portfolio,  The International  Equity Portfolio,
The Labor  Select  International  Equity  Portfolio,  The  Global  Fixed  Income
Portfolio and The  International  Fixed Income Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related
Prospectus under "Purchase of Shares" and "Redemption of Shares."

     For federal  income tax  purposes,  an  exchange  between  Portfolios  is a taxable event for shareholders subject to federal income tax, and,  accordingly, a gain or loss may be  realized.  The Trust  reserves  the right to  suspend  or terminate or amend the terms of the  exchange  privilege  upon 60 days'  written notice to client shareholders.

                                      * * *

     Neither the Trust, the Portfolios, nor any of the Portfolios' affiliates is responsible  for any  losses  incurred  in acting  upon  investor  or  telephone instructions for purchase,  redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions,  the Trust will  attempt to ensure  that  reasonable  procedures  are used to confirm  that instructions  communicated  are  genuine  (including  verification  of a form of personal  identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

     Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares,
Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares of
The Real Estate Investment Trust Portfolio

     General  Information:  You can redeem or exchange  your  Delaware REIT Fund
Class A, Class B, Class C, Class R, and  Institutional  Class Shares in a number of  different  ways that are  described  below.  Your shares will be redeemed or exchanged  at a price  based  on the NAV next  determined  after  the  Portfolio receives your request in good order,  subject,  in the case of a redemption,  to any  applicable  CDSC or Limited  CDSC.  For  example,  redemption  or  exchange requests  received  in good order after the time the  offering  price and NAV of shares are determined  will be processed on the next Business Day. A shareholder submitting  a redemption  request may indicate  that he or she wishes to receive redemption  proceeds of a specific dollar amount. In the case of such a request, and in the case of  certain  redemptions  from  retirement  plan  accounts,  the
Portfolio  will redeem the number of shares  necessary to deduct the  applicable
CDSC in the case of Class B Shares and Class C Shares,  and, if applicable,  the
Limited  CDSC in the case of Class A Shares  and tender to the  shareholder  the requested  amount,  assuming the  shareholder  holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable  CDSC or  Limited  CDSC.  Redemption  proceeds  will  be  distributed promptly,  as described  below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware  Investments(R)Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an exchange by calling the  Shareholder  Service  Center at (800)
523-1918. The Trust may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of Portfolio shares,  the Distributor,  acting as agent of the Portfolios,  will repurchase  Portfolio shares from  broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than a shareholder's  cost, is the NAV per share next determined after receipt of the request in good order by a Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining  Offering  Price  and Net  Asset  Value."  The  Portfolios  and the
Distributor  end their  business  days at 5 p.m.,  Eastern  Time.  This offer is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders for the  repurchase  of Portfolio  shares which are submitted to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next Business
Day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  a  Portfolio  or  certain  other  authorized  persons  (see
"Distributor"  under "Investment  Manager and Other Service  Providers"  above);
provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     A Portfolio will process written and telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled.  The Portfolio will honor redemption  requests as to shares for which a check was  tendered  as  payment,  but the  Portfolio  will not mail or wire the proceeds  until it is reasonably  satisfied that the purchase check has cleared, which  may  take up to 15 days  from  the  purchase  date.  You can  avoid  this potential  delay if you purchase  shares by wiring Federal Funds.  The Portfolio reserves the right to reject a written or telephone  redemption request or delay payment  of  redemption  proceeds  if  there  has been a  recent  change  to the shareholder's address of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently  returned unpaid for insufficient  funds or for any other reason, a
Portfolio will  automatically  redeem from the shareholder's  account the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to a Portfolio or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an emergency  exists as a result of which  disposal by a Portfolio of securities owned by it is not reasonably  practical,  or it is not reasonably practical for the  Portfolio  fairly to value  its  assets,  or in the event  that the SEC has provided for such suspension for the protection of  shareholders,  the Portfolio may postpone  payment or suspend the right of redemption or repurchase.  In such case,  the  shareholder  may  withdraw  the request for  redemption  or leave it standing  as a  request  for  redemption  at the NAV next  determined  after the suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the  lesser of  $250,000  or 1% of the NAV of a  Portfolio  during any 90-day period for any one shareholder.

     The value of a  Portfolio's  investments  is  subject  to  changing  market prices. Thus, a shareholder redeeming shares of the Portfolio may sustain either a gain or a loss,  depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions of Class A Shares  Purchased at Net Asset Value" below.  Class B and
Class C Shares are  subject to CDSCs as  described  under  "Contingent  Deferred
Sales  Charge - Class B Shares  and Class C Shares"  under  "Purchasing  Shares"
above.  Except for the applicable  CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A,
B and C Shares,  there may be a bank wiring cost, neither the Delaware REIT Fund nor the Distributor charges a fee for redemptions or repurchases,  but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares") for shares of other Delaware  Investments(R)Funds  (in each case,  "New Shares") in a permitted  exchange will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as  described  in this Part B. In an  exchange of Class B Shares from the
Fund, the Fund's CDSC schedule may be higher than the CDSC schedule  relating to the New Shares  acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor  held the  Original  Shares is added to the period of time that an  investor  held the New  Shares.  With  respect  to Class B Shares,  the automatic  conversion schedule of the Original Shares may be longer than that of the New  Shares.  Consequently,  an  investment  in New Shares by  exchange  may subject an investor to the higher Rule 12b-1 fees  applicable  to Class B Shares of the Fund for a longer  period of time than if the  investment  in New  Shares were made directly.

     Holders of Class A Shares of the  Delaware  REIT Fund may  exchange  all or
part  of  their   shares  for   certain   of  the   shares  of  other   Delaware
Investments(R)Funds,  including other Class A Shares, but may not exchange their
Class A Shares for Class B Shares,  Class C Shares or Class R Shares of the Fund
or of any other  Delaware  Investments(R)Fund.  Holders of Class B Shares of the
Fund are  permitted  to  exchange  all or part of their Class B Shares only into
Class B Shares of other  Delaware  Investments(R)Funds.  Similarly,  holders  of
Class C Shares of the Fund are  permitted to exchange all or part of their Class
C Shares  only into Class C Shares of other  Delaware  Investments(R)Funds.  The
Fund's Class B Shares and Class C Shares  acquired by exchange  will continue to carry the CDSC  and,  in the case of Class B Shares,  the  automatic  conversion schedule  of the fund from which the  exchange is made.  The  holding  period of
Class B Shares of the Fund  acquired  by  exchange  will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion  into  Class A Shares of the Fund.  Holders  of Class R Shares of the
Fund are  permitted  to  exchange  all or part of their Class R Shares only into
Class R Shares of other Delaware  Investments(R)Funds  or, if Class R Shares are
not available for a particular fund, into the Class A Shares of such fund.

     Permissible  exchanges into Class A Shares of the Fund will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares of the Fund will be made  without the  imposition  of a
CDSC by the fund  from  which  the  exchange  is  being  made at the time of the exchange.

     The Delaware REIT Fund discourages  purchases by market timers and purchase orders  (including  the  purchase  side  of  exchange  orders)  by  shareholders identified as market timers may be rejected.  The Fund will consider  anyone who follows a pattern of market  timing in any Delaware  Investments(R)Fund  to be a market timer.

     Market timing of a Delaware  Investments(R)Fund  occurs when investors make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments(R)Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments(R)Fund within the same calendar quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining  whether  market timing has occurred.  The Delaware
REIT Fund also reserves the right to consider  other trading  patterns as market timing.

     Your  ability to use the Delaware  REIT Fund's  exchange  privilege  may be limited if you are  identified  as a market  timer.  If you are  identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

     Written Redemption:  You can write to the Trust at P.O. Box 219656,  Kansas
City, MO 64121-9656 to redeem some or all of your Fund shares.  The request must be signed by all owners of the account or your investment dealer of record.  For redemptions  of more than  $100,000,  or when the  proceeds  are not sent to the shareholder(s)  at the address of record,  the Fund  require a signature  by all owners of the  account  and a signature  guarantee  for each owner.  A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its  creditworthiness.  The Fund may require further documentation from
corporations,   executors,   retirement  plans,   administrators,   trustees  or
guardians.

     Payment is  normally  mailed the next  Business  Day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  are generally no longer issued for Class A Shares and
Institutional  Class.  Certificates  are not issued for Class B Shares,  Class C
Shares or Class R Shares.

     Written  Exchange:  You may also  write to the Trust (at P.O.  Box  219656,
Kansas City, MO  64121-9656) to request an exchange of any or all of your shares of the Fund into  another in  Delaware  Investments(R)Fund,  subject to the same conditions and limitations as other exchanges noted above.

     Telephone  Redemption  and Exchange:  To get the added  convenience  of the telephone redemption and exchange methods, you must have the Transfer Agent hold your  shares  (without  charge)  for you.  If you hold  your  Class A Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you  notify the Fund in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  The Fund  reserves  the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Fund by telephone  during  periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible  for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect to such telephone  transactions,  the Portfolio  will follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  the  Fund or the  Transfer  Agent  may be  liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Class A, B and C Shares are generally tape recorded,  and a written confirmation will  be  provided  for  all  purchase,  exchange  and  redemption  transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior  receipt of a  prospectus  for the fund into  which your  shares are being exchanged.

     Telephone  Redemption--Check  to Your  Address  of  Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next
Business Day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check,  it will normally be mailed the next Business Day after receipt of your redemption request to your  pre-designated  bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption  proceeds credited to your  pre-designated bank account.
Simply call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and NAV are determined, as noted above.

     Telephone  Exchange:  The Telephone  Exchange  feature is a convenient  and efficient way to adjust your investment holdings as your liquidity  requirements and investment  objectives  change.  You or your investment dealer of record can exchange  your shares  into other  Delaware  Investments(R)Funds  under the same registration,  subject to the same conditions and limitations as other exchanges noted above.  As with the written  exchange  service,  telephone  exchanges  are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities  market  through  frequent  transactions  in and out of
Delaware Investments(R)Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

     MoneyLineSM  On  Demand:   You  or  your  investment   dealer  may  request
redemptions  of Class A, B and C Shares by phone  using  MoneyLineSM  On Demand.
When you authorize the Fund to accept such requests from you or your  investment dealer,  funds will be  deposited  to your  pre-designated  bank  account.  Your request  will be  processed  the same day if you call  prior to 4 p.m.,  Eastern
Time.  There is a $25 minimum and  $100,000  maximum  limit for  MoneyLineSM  On
Demand transactions. See "MoneylineSM on Demand" under "Investment Plans."

     Systematic  Withdrawal  Plans:  Shareholders  of  Class A  Shares,  Class B
Shares,  Class C Shares and Class R Shares of the Delaware  REIT Fund who own or
purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for  which  certificates  have  not  been  issued  may  establish  a  Systematic
Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more,  although the Fund does not  recommend  any  specific  amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for investments made through qualified  retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends
and  realized   securities  profits   distributions  will  be  credited  to  the
shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two Business Days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares  through a periodic  investment  program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments(R)Funds,  or is investing in Delaware  Investments(R)Funds which do not carry a sales charge.  Redemptions of Class A Shares  pursuant to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a  dealer's  commission  has  been  paid on that  purchase.  The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class
C Shares redeemed via a Systematic  Withdrawal Plan will be waived if the annual amount  withdrawn  in each year is less than 12% of the  account  balance on the date that the Plan is  established.  If the annual amount  withdrawn in any year exceeds 12% of the account  balance on the date that the  Systematic  Withdrawal
Plan is  established,  all  redemptions  under the Plan will be  subject  to the applicable  CDSC including an assessment for previously  redeemed  amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be  redeemed  for each  Systematic  Withdrawal  Plan  payment  will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic  Withdrawal  Plan is modified (for example,  a change in the amount  selected to be withdrawn  or the  frequency or date of withdrawals),  based on the balance in the account on that date. See the
Delaware REIT Fund Classes' Prospectus for additional  information on the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an eligible guarantor institution.  The Delaware REIT Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank  account  through the  MoneyLineSM  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four Business  Days after the payment date.  There are no separate fees for this redemption  method. It may take up to four Business Days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

     Contingent  Deferred Sales Charge for Certain Redemptions of Class A Shares
Purchased at Net Asset Value:  For purchases of $1,000,000,  a Limited CDSC will be imposed on certain  redemptions  of Class A Shares (or shares into which such
Class A Shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase;  and (ii) 0.50% if such  shares are  redeemed  during the second year after the  purchase,  if such purchases  were made at NAV and triggered the payment by the  Distributor of the dealer's  commission  described under "Dealer's  Commission"  under  "Purchasing
Shares" above.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class
A Shares being  redeemed;  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another Delaware Investments(R)Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subject to the Limited  CDSC and an exchange of such Class A Shares into another
Delaware  Investments(R)Fund will not trigger the imposition of the Limited CDSC at the time of such  exchange.  The period a shareholder  owns shares into which
Class A Shares are exchanged will count towards  satisfying the two-year holding period.  The Limited  CDSC is assessed if such two year period is not  satisfied irrespective  of whether  the  redemption  triggering  its payment is of Class A
Shares of the Portfolio or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     Waivers of Contingent  Deferred Sales  Charges:  See the Delaware REIT Fund
Classes' Prospectus for additional information on waivers of CDSCs.

     As  disclosed  in the  Delaware  REIT  Fund  Classes'  Prospectus,  certain retirement  plans that contain  certain  legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

     o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement plan alliance program that required  shares to be available at NAV and RFS served as the  sponsor of the  alliance  program or had a product  participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

     o    The redemption  must be made by any group  retirement  plan (excluding defined  benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program,  provided that (i) RFS was the sponsor of the alliance  program or had a product participation  agreement with the sponsor of the alliance  program and
          (ii)  RFS  provided  fully  bundled   retirement   plan  services  and
          maintained  participant  records  on  its  proprietary   recordkeeping
          system.

--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
Distributions

     The  policy  of the  Trust  is to  distribute  substantially  all  of  each
Portfolio's  net  investment  income and any net realized  capital  gains in the amount and at the times that will avoid any federal income or excise taxes.  All dividends and capital gains  distributions of accounts in the Delaware REIT Fund
Institutional  Class shall be  automatically  reinvested in such Class.  For all other  Portfolios and for the other Classes of The Real Estate  Investment Trust
Portfolio,  shareholders  may elect in writing to receive  dividends and capital gains  distributions in cash,  otherwise,  all such dividends and  distributions will be automatically reinvested in the Portfolios.  The amounts of any dividend or capital gains distributions cannot be predicted.

     Dividend  payments  of  $1.00  or less  will be  automatically  reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's  dividends  increase to greater than $1.00, the shareholder  would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest.  A Portfolio may deduct from a shareholder's  account the costs of the
Portfolio's  effort to locate a shareholder if a shareholder's  mail is returned by the U.S.  Post  Office or the  Portfolio  is  otherwise  unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search  company  charges a percentage  fee in exchange for their location services.

     Each  class of shares of a  Portfolio  will  share  proportionately  in the investment  income and  expenses  of such  Portfolio,  except  that,  absent any applicable  fee waiver,  the Fund Classes of the  Delaware  REIT Fund alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes

     Distributions  of Net  Investment  Income.  The  Portfolios  receive income generally  in the  form of  dividends  and  interest  on  their  investments  in portfolio securities.  This income, less expenses incurred in the operation of a
Portfolio,  constitutes  its net investment  income from which  dividends may be paid to you. If you are a taxable  investor,  any  distributions  by a Portfolio from such income (other than qualified  dividend income received by individuals)
will be taxable to you at  ordinary  income tax rates,  whether you take them in cash or in additional  shares.  Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period  requirements  are met. See the discussion  under the heading  "Qualified
Dividend Income for Individuals."

     Distributions  of Capital  Gains.  A Portfolio may derive  capital gain and loss in connection with sales or other dispositions of its portfolio securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the  Portfolio.  Any net  short-term  or  long-term capital  gain  realized by a  Portfolio  (net of any  capital  loss  carryovers)
generally  will be  distributed  once  each  year  and may be  distributed  more frequently,  if  necessary  in order to reduce or  eliminate  federal  excise or income taxes on the Portfolio.

     Returns of  Capital.  If a  Portfolio's  distributions  exceed its  taxable income and capital gains realized during a taxable year, all or a portion of the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable,  but will reduce each  shareholder's cost basis in the Portfolio and result in a higher  reported  capital gain or lower  reported  capital loss when those shares on which the  distribution  was  received  are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Investment in Foreign Securities.  Certain of the Portfolios may be subject to foreign withholding taxes on income from foreign  securities.  This, in turn, could reduce a Portfolio's distributions paid to you.

     Pass-through  of foreign  tax  credits.  If more than 50% of a  Portfolio's total assets at the end of a fiscal year is invested in foreign securities,  the
Portfolio  may elect to pass through to you your pro rata share of foreign taxes paid by the  Portfolio.  If this election is made, the Portfolio may report more taxable  income to you than it actually  distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income,  or to claim a foreign tax credit for these taxes against your U.S.  federal  income tax  (subject to  limitations  for certain  shareholders).  The  Portfolio  will provide you with the information  necessary to claim this deduction or credit on your personal  income tax return if it makes this election.  Your use of foreign dividends,  designated by a Portfolio as qualified  dividend  income  subject to taxation at long-term  capital gain rates,  may reduce the  otherwise  available foreign tax credits on your  federal  income tax return.  Shareholders  in these circumstances  should talk with their  personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Portfolio.  Similarly,  foreign exchange losses realized  on the sale of debt  securities  generally  are  treated  as  ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses  reduce the  Portfolio's  ordinary  income  otherwise  available  for distribution  to you. This  treatment  could  increase or decrease a Portfolio's ordinary  income  distributions  to  you,  and  may  cause  some  or  all of the
Portfolio's  previously  distributed  income  to be  classified  as a return  of capital.

     PFIC  securities.  Certain of the  Portfolios  may invest in  securities of foreign  entities  that could be deemed for  federal  income tax  purposes to be passive  foreign  investment  companies  ("PFICs").  In  general,  a PFIC is any foreign  corporation  if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities,  each Portfolio intends to mark-to-market  these securities under certain provisions of the Code and will  recognize any  unrealized  gains as ordinary  income at the end of the
Portfolio's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously  recognized gains.
These gains (reduced by allowable  losses) are treated as ordinary income that a
Portfolio  is  required to  distribute,  even though it has not sold or received dividends from these  securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These dividends  generally  will not  qualify  for the  reduced  rate of  taxation  on qualified  dividends when distributed to you by a Portfolio.  In addition,  if a
Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any "excess  distribution"  or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

     Information  on  the  Amount  and  Tax  Character  of  Distributions.   The
Portfolios will inform you of the amount and character of your  distributions at the  time  they  are  paid,  and  will  advise  you of the  tax  status  of such distributions  for federal  income tax purposes  shortly after the close of each calendar  year.  If you  have not  held  Portfolio  shares  for a full  year,  a
Portfolio  may designate and  distribute to you, as ordinary  income,  qualified dividends  or  capital  gains,  and in the  case of  non-U.S.  shareholders  the
Portfolio may further designate and distribute as interest-related dividends and short-term  capital gain dividends,  a percentage of income that is not equal to the actual amount of such income earned during the period of your  investment in the  Portfolio.  Taxable  Distributions  declared by a Portfolio  in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

     Election to be Taxed as a Regulated Investment Company.  Each Portfolio has
elected,  or  intends  to  elect  and  qualify,  to be  treated  as a  regulated investment  company under  Subchapter M of the Internal Revenue Code and intends to so qualify during the current fiscal year. As regulated investment companies, the  Portfolios  generally are not subject to entity level federal income tax on the income and gains they distribute to you. The Board of Trustees  reserves the right not to  distribute  a  Portfolio's  net  long-term  capital gain or not to maintain the qualification of a Portfolio as a regulated  investment  company if it determines such a course of action to be beneficial to  shareholders.  If net long-term  capital gain is retained,  a Portfolio  would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Portfolio. If a Portfolio fails to qualify as a  regulated  investment  company,  the  Portfolio  would be subject to federal and state  corporate  taxes on its taxable  income and gains, and  distributions  to you will be  treated as  taxable  dividend  income to the extent of such Portfolio's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Portfolio must meet certain asset diversification, income and distribution specific requirements, including:

     (i) A  Portfolio  must  maintain a  diversified  portfolio  of  securities, wherein no security,  including the  securities of a qualified  publicly  traded partnership  (other than U.S.  government  securities  and  securities  of other regulated investment  companies) can exceed 25% of the Portfolio's total assets, and, with respect to 50% of the Portfolio's  total assets,  no investment (other than cash and cash items,  U.S.  government  securities  and securities of other regulated investment companies) can exceed 5% of the Portfolio's total assets or
10% of the outstanding voting securities of the issuer;

     (ii) A  Portfolio  must  derive  at  least  90% of its  gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with respect to its business of investing in such stock, securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Portfolio must  distribute to its  shareholders at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax Distribution Requirements. To avoid a 4% federal excise tax, the
Code requires  each  Portfolio to distribute to you by December 31 of each year, at a minimum,  the following amounts:  98% of its taxable ordinary income earned during the calendar  year;  98% of its capital gain net income earned during the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts
from  the  prior  year.  Each  Portfolio   intends  to  declare  and  pay  these
distributions  in December  (or to pay them in  January,  in which case you must treat  them as  received  in  December),  but can  give no  assurances  that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges and Redemption of Portfolio Shares. Sales,  exchanges and redemptions  (including  redemptions  in kind) of  Portfolio  shares are taxable transactions  for  federal  and state  income tax  purposes.  If you redeem your
Portfolio shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize  will be a capital  gain or loss and will be  long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption  or exchange of shares held for six months or less will be treated as long-term  capital loss to the extent of any long-term  capital gain distributed to you by the Portfolio on those shares.

     Wash sales.  All or a portion of any loss that you realize on a  redemption of your  Portfolio  shares will be  disallowed  to the extent that you buy other shares in the Portfolio (through  reinvestment of dividends or otherwise) within
30 days before or after your share  redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis--  Delaware  REIT Fund Class A shares only.  In reporting gain or loss on the sale of your Portfolio shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

In   your original  purchase of Portfolio  shares,  you received a  reinvestment right (the right to  reinvest  your sales  proceeds at a reduced or with no sales charge), and

You  sell some or all of your original  shares within 90 days of their purchase,
     and

You  reinvest the sales proceeds in the Portfolio or in another  portfolio,  and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     Conversion  of  Delaware  REIT Class B shares  into  Delaware  REIT Class A shares.  The automatic  conversion of Delaware REIT Class B Shares into Delaware
REIT Class A Shares at the end of approximately  eight years after purchase will be tax-free for federal income tax purposes.  Shareholders  should consult their tax advisers regarding the state and local tax consequences of the conversion of
Delaware  REIT Class B Shares into  Delaware  REIT Class A Shares,  or any other conversion or exchange of shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Portfolio.  Income on investments  by a Portfolio in certain other  obligations, such as repurchase  agreements  collateralized by U.S.  government  obligations, commercial paper and federal  agency-backed  obligations  (e.g., GNMA or Federal
National Mortgage Association ("FNMA") obligations),  generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by certain  Portfolios  may be qualified  dividend income,  which is eligible for taxation at  long-term  capital gain rates.  This reduced rate  generally is available  for  dividends  paid by a Portfolio out of
dividends   earned  on  the   Portfolio's   investment  in  stocks  of  domestic
corporations and qualified foreign corporations.

     Both a  Portfolio  and  the  investor  must  meet  certain  holding  period requirements to qualify Portfolio dividends for this treatment.  Specifically, a
Portfolio  must hold the stock for at least 61 days  during the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their Portfolio  shares for at least 61 days during the 121-day period beginning  60 days  before the  Portfolio  distribution  goes  ex-dividend.  The ex-dividend  date is the first date  following the  declaration of a dividend on which the  purchaser of stock is not  entitled to receive the dividend  payment.
When counting the number of days you held your Portfolio shares, include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal  year,  each  Portfolio  will  designate  the portion of its ordinary  dividend  income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Portfolio's income is from qualified sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by certain of the Portfolios may qualify for the dividends-received  deduction. The portion of dividends paid by a Portfolio that so qualifies will be designated  each year in a notice mailed to the Portfolio's shareholders,  and cannot  exceed the gross  amount of  dividends  received by a
Portfolio from domestic  (U.S.)  corporations  that would have qualified for the dividends-received  deduction in the hands of a Portfolio if the Portfolio was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were  debt-financed or held by the Portfolio for less than a minimum period of time,  generally 46 days during a 91-day period  beginning 45 days before the stock becomes  ex-dividend.
Similarly,  if your Portfolio  shares are  debt-financed or held by you for less than a  46-day  period  then  the  dividends-received  deduction  for  Portfolio dividends on your shares may also be reduced or  eliminated.  Even if designated as  dividends  eligible  for the  dividends-received  deduction,  all  dividends
(including any deducted  portion) must be included in your  alternative  minimum taxable income calculation.

     Investment  in Complex  Securities.  The  Portfolios  may invest in complex securities  that could be subject to  numerous  special  and  complex tax rules.
These rules could accelerate the recognition of income by a Portfolio  (possibly causing  a  Portfolio  to sell  securities  to  raise  the  cash  for  necessary distributions)  and/or defer a Portfolio's  ability to recognize a loss, and, in limited  cases,  subject a Portfolio to U.S.  federal  income tax on income from certain foreign  securities.  These rules could also affect whether gain or loss recognized  by a Portfolio is treated as ordinary or capital,  or as interest or dividend  income.  These rules could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Portfolio. For example:

     Derivatives.  Certain of the  Portfolios are permitted to invest in certain options, futures, forwards, and foreign currency contracts. If a Portfolio makes these  investments,  under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized  gains and losses at its fiscal year end even though it  continues to hold the  contracts.  Under these  provisions,  gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term  gains or losses, but gains or losses on certain  foreign  currency  contracts would be treated as ordinary  income or  losses.  In  determining  its net  income  for  excise  tax purposes, the Portfolio also would be required to mark-to-market these contracts annually  as of October 31 (for  capital  gain net  income and  ordinary  income arising from certain foreign currency contracts),  and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. A Portfolio's entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Portfolio's entry into securities lending  transactions may cause the replacement income earned on the loaned  securities to fall outside of the  definition of qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Convertible debt. Certain of the Portfolios may invest in convertible debt.
Convertible debt is ordinarily  treated as a "single  property"  consisting of a pure debt  interest  until  conversion,  after which the  investment  becomes an equity  interest.  If the  security  is issued at a premium  (i.e.,  for cash in excess of the face  amount  payable  on  retirement),  the  creditor-holder  may amortize  the premium  over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder  must accrue original issue discount in income over the life of the debt.

     Tax straddles. A Portfolio's investment in options,  futures,  forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Portfolio's risk of loss with  respect to specific  securities  in its  portfolio  is  substantially diminished by the fact that it holds other  securities,  the Portfolio  could be deemed to have entered into a tax  "straddle" or to hold a "successor  position"
that would require any loss realized by it to be deferred for tax purposes.

     Securities  purchased at discount.  Certain of the Portfolios are permitted to invest in securities issued or purchased at a discount,  such as zero coupon, deferred  interest or  payment-in-kind  (PIK) bonds,  which could  require it to accrue  and  distribute  income  not  yet  received.  If  it  invests  in  these securities,  a Portfolio  could be required to sell  securities in its portfolio that it otherwise  might have continued to hold in order to generate  sufficient cash to make these distributions.

     Credit  Default Swap  Agreements.  Certain of the Portfolios may enter into credit  default swap  agreements.  The rules  governing  the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain  aspects.  Accordingly, while the Portfolios  intend to account for such transactions in a manner deemed to be  appropriate,  the IRS might not accept  such  treatment.  The  Portfolios intend to monitor  developments in this area. Certain  requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company  may limit the extent to which the  Portfolio  will be able to engage in credit default swap agreements.

     Investment  in  taxable  mortgage  pools  (excess  inclusion  income).  The
Portfolios may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs").  The portion of a
Portfolio's  income received from REMIC residual  interests,  either directly or through an  investment  in a REIT that holds such  interests  or  qualifies as a taxable  mortgage  pool  (such  income  is  referred  to in the Code as  "excess inclusion income") generally is required to be allocated by the Portfolio to its shareholders in proportion to the dividends paid to such  shareholders  with the same  consequences as if the  shareholders  received the excess inclusion income directly.

     Under these rules,  the  Portfolio  will be taxed at the highest  corporate income  tax  rate  on its  excess  inclusion  income  that is  allocable  to the percentage  of its shares held in record name by  "disqualified  organizations,"
which are generally certain  cooperatives,  governmental entities and tax-exempt organizations  that are not subject to tax on unrelated  business taxable income
("UBTI").   To  the  extent  that  Portfolio   shares  owned  by   "disqualified
organizations" are held in record name by a broker/dealer or other nominee,  the broker/dealer  or other nominee  would be liable for the corporate  level tax on the portion of a  Portfolio's  excess  inclusion  income  allocable to Portfolio shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." Certain of the Portfolios expect that disqualified organizations own their  shares.  Because  this tax is imposed  at the  Portfolio  level,  all shareholders,  including  shareholders that are not disqualified  organizations, will bear a portion of the tax cost  associated  with a  Portfolio's  receipt of excess inclusion income.  However, to the extent permissible under the 1940 Act, regulated  investment  companies  such as the  Portfolios  are  permitted  under
Treasury  Regulations to specially allocate this tax expense to the disqualified organizations  to which it is  attributable,  without  a  concern  that  such an allocation will constitute a preferential dividend.

     In addition,  with respect to Portfolio  shareholders who are not nominees, for  Portfolio  taxable  years  beginning  on or  after  January  1,  2007,  the
Portfolios must report excess inclusion income to shareholders in two cases:

     If the excess  inclusion  income  received by a Portfolio  from all sources exceeds 1% of the  Portfolio's  gross  income,  it must  inform the  non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

     If a Portfolio  receives excess  inclusion  income from a REIT whose excess inclusion  income in its most  recent tax year ending not later than nine months before the first day of the  Portfolio's  taxable year exceeded 3% of the REIT's total dividends,  the Portfolio must inform its non-nominee  shareholders of the amount and character of the excess  inclusion income allocated to them from such
REIT.

     Under these rules,  the taxable income of any Portfolio  shareholder can in no event be less than the sum of the excess  inclusion  income allocated to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code.  Charitable  remainder  trusts do not incur  unrelated  business taxable income by receiving  excess  inclusion  income from a Portfolio.  If the shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder  is a REIT,  a regulated  investment  company,  common trust fund or other pass-through  entity, such shareholder's  allocable share of a Portfolio's excess  inclusion  income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess  inclusion  income allocated to their owners that are disqualified organizations.  Accordingly,  investors  should  be aware  that a  portion  of a
Portfolio's income may be considered excess inclusion income.

     Investments  in securities of uncertain tax  character.  The Portfolios may invest in securities  the U.S.  federal income tax treatment of which may not be clear or may be subject to  recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment  expected by a Portfolio,  it could affect the timing or character of income  recognized by the  Portfolio,  requiring the Portfolio to purchase or sell securities,  or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup  Withholding.  By law, a Portfolio  must  withhold a portion of your taxable dividends and sales proceeds unless you:

         o       provide your correct social security or taxpayer identification number,
         o       certify that this number is correct,
         o       certify that you are not subject to backup withholding, and
         o       certify that you are a U.S. person (including a U.S.
                 resident alien).

     The  Portfolio  also must  withhold if the IRS  instructs it to do so. When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United
States,  are a nonresident  alien individual,  foreign trust or estate,  foreign corporation,  or foreign  partnership)  may be subject to U.S.  withholding  and estate tax and are  subject  to special  U.S.  tax  certification  requirements.
Non-US  investors  should consult their tax advisors about the  applicability of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends paid to you by the Portfolios,  subject to certain  exemptions for dividends  designated  as capital gain  dividends,  short-term  capital gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain  dividends & short-term  capital gain  dividends.  In general, capital gain dividends  designated by a Portfolio and paid from either long-term or short-term  capital gains (other than gain  realized on  disposition  of U.S.
real property interests) are not subject to U.S.  withholding tax unless you are a  nonresident  alien  individual  present in the United  States for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related  dividends. Also, interest-related dividends designated by a Portfolio and paid from qualified net interest  income are not subject to U.S.
withholding tax. "Qualified interest income" includes,  in general,  U.S. source
(1) bank deposit interest,  (2) short-term  original discount,  and (3) interest
(including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form,  unless it is earned on an obligation issued by a corporation  or  partnership  in which the Portfolio is a 10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company. On any payment date, the amount of an income  dividend  that  is  designated  by a  Portfolio  as an  interest-related dividend  may be more or less  than the  amount  that is so  qualified.  This is because the  designation is based on an estimate of a Portfolio's  net qualified interest  income for its entire fiscal year,  which can only be determined  with exactness at fiscal year end. As a consequence,  the Portfolio may over withhold a small amount of U.S. tax from a dividend  payment.  In this case, the non-U.S.
investor's  only  recourse  may  be to  either  forgo  recovery  of  the  excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

     Further  Limitations  on tax reporting for  interest-related  dividends and short-term  capital gain dividends for non-U.S.  investors;  sunset rule. It may not be practical in every case for a Portfolio to designate,  and each Portfolio
reserves  the  right  in  these  cases  to  not  designate,   small  amounts  of
interest-related   or  short-term  capital  gain  dividends.   Additionally,   a
Portfolio's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational  constraints.  The exemption from withholding for short-term capital gain dividends and  interest-related  dividends paid by a
Portfolio is effective  for  dividends  paid with respect to taxable  years of a
Portfolio  beginning  after  December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

     Ordinary dividends;  effectively connected income.  Ordinary dividends paid by a  Portfolio  to  non-U.S.  investors  on  the  income  earned  on  portfolio investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign issuers  continue to be subject to U.S.  withholding tax. If you hold your Portfolio  shares in connection  with a U.S.  trade or business,  your income and gains will be considered  effectively  connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident
U.S. income tax return.

     Investment in U.S. real property.  Certain  Portfolios may invest in equity securities of  corporations  that invest in U.S. real  property,  including Real
Estate Investment Trusts ("REITs"). The sale of a U.S. real property interest by a Portfolio,  or by a REIT or U.S. real property holding  corporation in which a
Portfolio  invests,  may trigger  special tax  consequences  to the  Portfolio's
non-U.S.  shareholders.  The Foreign Investment in Real Property Tax Act of 1980
("FIRPTA")  makes non-U.S.  persons subject to U.S. tax on disposition of a U.S.
real  property  interest  as if he or she  were  a U.S.  person.  Such  gain  is sometimes  referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by regulated  investment  companies ("RIC") such as the Portfolios, from a REIT as follows:

     o    The RIC is classified as a qualified  investment  entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the
          RIC's assets  consists of interests  in REITs and U.S.  real  property holding corporations;

     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Portfolio  shares at any time during the one-year period ending on the date of the distribution; and

     o    If  these  conditions  are  met,  Portfolio  distributions  to you are treated as gain from the disposition of a U.S. real property  interest
          ("USRPI"),  causing the distribution to be subject to U.S. withholding tax at a rate of 35%,  and  requiring  that you to file a  nonresident
          U.S. income tax return.

     o    In addition,  even if you are a non-U.S.  shareholder  that owns 5% or less of a class of shares of the  Portfolio  classified as a qualified investment entity, Portfolio distributions to you attributable to gain realized by the Portfolio from disposition of USRPI will be treated as ordinary  dividends  (rather  than short- or long-term  capital  gain)
          subject to withholding at a 30% or lower treaty rate.

     In the event a sale of Portfolio  shares  results in FIRPTA gain,  the gain will be taxed as income  "effectively  connected with a U.S. trade or business."
As a result the non-U.S.  shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

     U.S tax certification  rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8 BEN provided without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     U.S.  estate tax. An  individual  who, at the time of death,  is a non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the  graduated  rates  applicable to U.S.  citizens and  residents, unless  a treaty  exception  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e.,  Portfolio shares) as to which the U.S.  federal estate tax lien has been  released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more
$60,000,  the  Portfolio  may  accept,  in lieu of a  transfer  certificate,  an affidavit from an appropriate  individual  evidencing that decedent's U.S. situs assets are below this threshold  amount.  In addition,  a partial exemption from
U.S estate tax may apply to Portfolio shares held by the estate of a nonresident decedent.  The  amount  treated as exempt is based  upon the  proportion  of the assets held by a Portfolio at the end of the quarter  immediately  preceding the decedent's  death that are debt  obligations,  deposits,  or other property that would  generally  be  treated as  situated  outside  the  United  States if held directly by the estate. This provision applies to decedents dying after December
31, 2004 and before  January 1, 2008,  unless such provision is extended or made permanent.  Transfers by gift of shares of a Portfolio by a non-U.S. shareholder who is a nonresident  alien  individual will not be subject to U.S. federal gift tax.  The tax  consequences  to a  non-U.S.  shareholder  entitled  to claim the benefits  of an  applicable  tax treaty may be  different  from those  described herein.  Non-U.S.  shareholders are urged to consult their own tax advisers with respect to the  particular  tax  consequences  to them of an  investment  in the
Portfolios, including the applicability of foreign tax.

     Effect  of Future  Legislation;  Local Tax  Considerations.  The  foregoing general  discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly  change the conclusions  expressed  herein,  and any such  changes or  decisions  may have a  retroactive  effect with respect to the transactions  contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation  described above.  Distributions may also be subject to  additional  state,  local and  foreign  taxes  depending  on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S.
tax rules that differ  significantly  from those summarized above.  Shareholders are urged to consult  their tax  advisers  as to the  consequences  of these and other state and local tax rules affecting investment in the Portfolio.

     This discussion of "Distributions  and Taxes" is not intended or written to be used as tax  advice  and does  not  purport  to deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     To obtain the Portfolios' most current performance information, please call
800-523-1918 or visit www.delawareinvestments.com/institutional.

     Performance  quotations  represent the  Portfolios'  past  performance  and should not be considered as  representative  of future  results.  The Portfolios will calculate  their  performance in accordance  with the  requirements  of the rules  and  regulations  under  the  1940  Act,  or any  other  applicable  U.S.
securities law, as they may be revised from time to time by the SEC.

--------------------------------------------------------------------------------
                     FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     [_______],  which  is  located  at  [_______],  serves  as the  Independent
Registered  Public  Accounting  Firm for the Trust and, in its capacity as such, audits the annual  financial  statements  contained in each  Portfolio's  Annual
Report. Except for The Global Real Estate Securities Portfolio, each Portfolio's
Statement of Net Assets,  Statement of Assets and Liabilities  (as  applicable),
Statement  of  Operations,  Statements  of  Changes  in  Net  Assets,  Financial
Highlights  and  Notes  to  Financial  Statements,  as  well  as the  report  of
[_______],  the independent  registered  public  accounting firm, for the fiscal year ended October 31, 2007, are included in each  Portfolio's  Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of [_______], listed above are [_______] from the Annual
Reports  into this Part B. With  respect to The Global  Real  Estate  Securities
Portfolio, [_______] will audit the annual financial statements contained in the
Portfolio's  Annual  Report,  after the Portfolio has completed its first fiscal year of operations.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     As of [January 31, 2008],  management  believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

Portfolio                      Name and Address of Account                Percentage
The Large-Cap Growth Equity    The Oregon Community Foundation              [xx.xx]%
Portfolio                      1221 SW Yamhill Street
                               Suite 100
                               Portland, OR  97205

                               The Batchelor Foundation Inc.                [xx.xx]%
                               111 NE 1st Street, Suite 820
                               Miami, FL  33132

                               Unclassified Retirement System in the        [xx.xx]%
                               City of Miami Beach
                               1700 Convention Center Drive
                               Miami Beach, FL  33139

                               Patterson and Company                        [xx.xx]%
                               1525 W. WT Harris Blvd.
                               Charlotte, NC  28262

                               Washington College                           [xx.xx]%
                               300 Washington Ave.
                               Chestertown, MD  21620

                               Union Bank Tr Nominee                        [xx.xx]%
                               FBO The Reed Institute
                               530 B Street
                               San Diego, CA  92101

                               Manufacturers & Traders Trust                [xx.xx]%
                               Trustee Pinnacle Health Systems
                               Pension Plan
                               Defined Benefit Plan
                               1 M T Plaza Room 9
                               Buffalo, NY  14203

The Large-Cap Value Equity     Jesuit High School of New Orleans            [xx.xx]%
Portfolio                      4133 Banks Street
                               New Orleans, LA 70119

                               UFCW Union Local 919+                        [xx.xx]%
                               Contributing Employers
                               Non-Food Pension Fund
                               6 Hyde Road, 2nd Floor
                               Farmington, CT  06302

                               Richard Bland College                        [xx.xx]%
                               Foundation Fund
                               11301 Johnson Road
                               Petersburg, VA 23805

The Mid-Cap Growth Equity      UA Plumbers and Steamfitters Local 22        [xx.xx]%
Portfolio                      3651 California Road, Suite 3
                               Orchard Park, NY 14127

                               Roosevelt University                         [xx.xx]%
                               430 South Michigan Avenue
                               Chicago, IL 60605

The International Equity       Patterson and Company                        [xx.xx]%
Portfolio                      Mutual Funds
                               1525 West WT Harris Boulevard
                               Charlotte, NC 28262

                               Patterson and Company                        [xx.xx]%
                               Portfolio Strategies Omnibus
                               1525 West WT Harris Boulevard
                               Charlotte, NC 28288

                               First Union Portfolio Strategies Omnibus     [xx.xx]%
                               1525 West WT Harris Boulevard
                               Charlotte, NC 28262

The Intermediate Fixed         The Healthcare Foundation of NJ              [xx.xx]%
Income Portfolio               70 South Orange Avenue, Suite 245
                               Livingston, NJ 07039

                               Local 888 Health Fund                        [xx.xx]%
                               6 Gramatan Avenue
                               Floor 6
                               Mount Vernon, NY  10550

                               United Food & Commercial Workers +           [xx.xx]%
                               Contributing Employers
                               Non-Food Pension Fund
                               6 Hyde Road, 2nd Floor
                               Farmington, CT  06302

                               Freight Drivers & Helpers Local 557          [xx.xx]%
                               6500 Belair Road, Floor 2
                               Baltimore, MD  21206

The Global Fixed Income        The Dartmouth-Hitchcock Pension              [xx.xx]%
Portfolio                      Group Trust
                               1 Medical Center Drive
                               Lebanon, NH 03756

                               Dartmouth Hitchcock Master                   [xx.xx]%
                               Investment Program of Pooled
                               Investment Accounts
                               Attn: Robin F Mackey - Finance Dept.
                               1 Medical Center Drive
                               Lebanon, NH 03756

                               SEI Private Trust Company c/o HSBC           [xx.xx]%
                               Attn: Mutual Fund Adminstrator
                               One Freedom Valley Drive
                               Oaks, PA 19456

                               Fifth Third Bank Trustee for                 [xx.xx]%
                               Steelcase Inc. Retirement Plan
                               Balanced
                               Bank of New York
                               Attn: Becky Gibson
                               111 Sanders Creek Parkway
                               East Syracuse, NY 13057

                               IBT Trustee                                  [xx.xx]%
                               FBO Edwards, Angel, Palmer, & Dodge
                               Retirement Plan
                               (Same Day) Defined Contribution
                               200 Clarendon Street
                               Boston, MA  02116

                               Capital Region Healthcare Corp.              [xx.xx]%
                               Non-Pension Funds
                               250 Pleasant Street
                               Concord, NH  03301

The International Fixed        Brockton Retirement Board                    [xx.xx]%
Income Portfolio               15 Christy's Drive
                               Brockton, MA 02301

                               Strafe & Co. FAO Lakeland Hospital           [xx.xx]%
                               Mutual Fund
                               340 South Cleveland Avenue
                               Westerville, OH 43081

                               CoNational City Bank FBO                     [xx.xx]%
                               Pontiac Osteopathic Hospital
                               Corp. Retirement Plan
                               Attn:  Mutual Funds
                               PO Box 94984
                               Cleveland, OH  44101

The Labor Select               Dingle & Co.                                 [xx.xx]%
International Equity           c/o Comerica Bank
Portfolio                      P.O. Box 75000
                               Detroit, MI 48275

                               Laborers Pension Fund                        [xx.xx]%
                               11465 Cermak Road
                               West Chester, IL  60154

                               Maritime Association ILA Pension Fund        [xx.xx]%
                               11550 Fuqua Street, Suite 425
                               Houston, TX  77034

Delaware REIT Fund Class A                                                  [xx.xx]%
Delaware REIT Fund Class B     MLPF&S for the Sole Benefit                  [xx.xx]%
                               Of Its Customers
                               Attn:  Fund Administration
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246

                               Citigroup Global Markets, Inc.               [xx.xx]%
                               Attn:  Peter Booth, 7th Floor
                               333 West 34th Street
                               New York, NY 10001

Delaware REIT Fund Class C     Citigroup Global Markets, Inc.               [xx.xx]%
                               Attn:  Peter Booth, 7th Floor
                               333 West 34th Street
                               New York, NY 10001

                               MLPF&S for the Sole Benefit                  [xx.xx]%
                               Of Its Customers
                               Attn:  Fund Administration
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246

Delaware REIT Fund Class R     MLPF&S for the Sole Benefit                  [xx.xx]%
                               Of Its Customers
                               Attn:  Fund Administration
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246

Delaware REIT Fund             RS DMC Employee MPP Plan                     [xx.xx]%
Institutional Class            Delaware Management Co.
                               Employee Money Purchase Pension
                               c/o Rick Seidel
                               2005 Market Street
                               Philadelphia, PA 19103

The High-Yield Bond Portfolio  State Street Bank & Trust FBO                [xx.xx]%
                               Georgia State Univ. Foundation, Inc.
                               Cust Gordon E. Davies
                               P.O. Box 3963
                               Atlanta, GA 30303

                               MSSA-ILA Pension Plan                        [xx.xx]%
                               260 St. Anthony Street
                               Mobile, AL 36603

                               Mac & Co. LCWF                               [xx.xx]%
                               Mutual Funds Operations
                               P.O. Box 3198
                               Pittsburgh, PA 15230

The Emerging Markets           Northern Trust Co. Trustee for the           [xx.xx]%
Portfolio                      Teachers Retirement System of the
                               State of Illinois Master Trust
                               50 South La Salle Street
                               Chicago, IL 60675

                               Children's Healthcare of Atlanta, Inc.       [xx.xx]%
                               1584 Tullie Circle NE
                               Atlanta, GA 30329

                               Indiana Public Employees                     [xx.xx]%
                               Retirement Fund
                               143 West Market Street
                               Indianapolis, IN 46204

                               Employees' Retirement System of Rhode        [xx.xx]%
                               Island
                               Attn:  Joan Caine, Deputy Treasurer
                               40 Fountain Street, 8th Floor
                               Providence, RI 02903

                               Alameda County Employees                     [xx.xx]%
                               Retirement Association
                               475 14th Street, Suite 1000
                               Oakland, CA 94612

The Small-Cap Growth Equity    SEI Private Trust Co. c/o Suntrust           [xx.xx]%
Portfolio                      FBO Genuine Parts Pension
                               One Freedom Valley Drive
                               Oaks, PA 19456

                               Northern Trust Cust. FBO Eastern Band of     [xx.xx]%
                               Cherokee Indians Minors & Incompetence
                               Fund
                               801 South Canal
                               Chicago, IL 60675

                               First Union Portfolio Strategies             [xx.xx]%
                               Omnibus
                               1525 West WT Harris Blvd.
                               Charlotte, NC  28262
                               Strafe and Co.                               [xx.xx]%
                               FBO TD Williamson
                               P.O. Box 160
                               Westerville, OH 43086

                               Northern Trust Cust. FBO Eastern Band of     [xx.xx]%
                               Cherokee Indians Endowment
                               801 South Canal
                               Chicago, IL 60675

                               Patterson and Company                        [xx.xx]%
                               Mutual Funds
                               1525 West WT Harris Boulevard
                               Charlotte, NC 28262

The Focus Smid-Cap Growth      SEI Private Trust Co. C/O HSBC               [xx.xx]%
Equity Portfolio               Attn:  Mutual Fund Administrator
                               One Freedom Valley Drive
                               Oaks, PA  19456

                               DMH Corp                                     [xx.xx]%
                               Attn:  Rick Salus
                               2005 Market Street, 9th Floor
                               Philadelphia, PA 19103

The Smid-Cap Growth Equity     DMH Corp                                     [xx.xx]%
Portfolio                      Attn:  Rick Salus
                               2005 Market Street, 9th Floor
                               Philadelphia, PA 19103

The Select 20                  United Food & Commercial Workers             [xx.xx]%
Portfolio                      Union Local 919 Defined Benefit Plan
                               6 Hyde Road, Floor 2
                               Farmington, CT  06302
                               Lincoln National Life Insurance Co.          [xx.xx]%
                               1300 South Clinton Street
                               Fort Wayne, IN 46802-3518

                               Van Harte-Smith Family                       [xx.xx]%
                               Revocable Trust
                               San Carlos, CA  94070

The Core Focus Fixed Income    The Newspaper Guild International Pension    [xx.xx]%
Portfolio                      Fund
                               501 3rd Street, NW, 6th Floor
                               Washington, D.C. 20001

                               Laborers Local No. 754 Pension Fund          [xx.xx]%
                               215 Old Nyack Turnpike
                               Chestnut Ridge, NY 10977

                               Bricklayers & Allied Craftworkers            [xx.xx]%
                               NY Local 3 (Rochester Chapter)
                               3750 Monroe Avenue
                               Rochester, NY 14534

                               Plumbers & Pipefitters Local 421             [xx.xx]%
                               Pension Fund
                               c/o Core Management Resource Group
                               P.O. Box 1755
                               Macon, GA 31202

                               Saxon & Co                                   [xx.xx]%
                               P.O. Box 7780-1888
                               Philadelphia, PA  19182

                               Saxon & Co                                   [xx.xx]%
                               P.O. Box 7780-1888
                               Philadelphia, PA  19182

                               Southeastern Regional Medical Center         [xx.xx]%
                               Funded Depreciation Fund
                               300 W. 27th Street
                               Lumberton, NC  28358

The Core Plus Fixed Income     Local 888 Pension Fund                       [xx.xx]%
Portfolio                      6 Gramatan Avenue
                               Mount Vernon, NY  10550

                               Wendel & Co.                                 [xx.xx]%
                               FBO Transocean US Retirement Plan Mutual
                               Fund
                               Atlantic Terminal 2 Hanson Place, Floor 6
                               Brooklyn, NY  11217

                               SEI Trust Company                            [xx.xx]%
                               C/O Frost National Bank
                               Attn:  Fund Administrator
                               One Freedom Valley Drive
                               Oaks, PA  19456

                               Wendel & Co.                                 [xx.xx]%
                               FBO Transocean US Retirement Plan Mutual
                               Fund
                               Atlantic Terminal 2 Hanson Place, Floor 6
                               Brooklyn, NY  11217

                               City of Ocala General Employees'             [xx.xx]%
                               Retirement System
                               P.O. Box 1270
                               Ocala, FL 34478-1270

                               Wells Fargo Bank, N.A.                       [xx.xx]%
                               FBO NCHS General Cash
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Charles River Laboratories, Inc.             [xx.xx]%
                               Defined Benefit Plan
                               Attn:  Holly LeMay
                               251 Ballardvale Street
                               Wilmington, MA 01887-1000

The Real Estate Investment     Lincoln National Life Insurance Co.          [xx.xx]%
Trust Portfolio                1300 South Clinton Street
                               Fort Wayne, IN 46802

The Real Estate Investment     Prince William Hospital                      [xx.xx]%
Trust Portfolio II             8650 Sudley Road #411
                               Manassas, VA 20110

                               Saxon and Co.                                [xx.xx]%
                               P.O. Box 7780-1888
                               Philadelphia, PA 19182-0001

                               Meredith College                             [xx.xx]%
                               3800 Hillsborough Street
                               Raleigh NC 27607

                               Mac & Co.                                    [xx.xx]%
                               Mutual Funds Operations
                               P.O. Box 3198
                               525 William Penn Place
                               Pittsburgh, PA 15219

                               National Cit Bank TTEE                       [xx.xx]%
                               Lexington Theological Seminary
                               Attn: Trust Mutual Funds
                               4100 West 150th Street
                               Cleveland, OH 44135

The Global Real Estate         DMH Corp.                                    [xx.xx]%
Securities                     Atttn:  Rick Salus
Portfolio--Original Class       2005 Market Street, Floor 9
                               Philadelphia, PA  19103

The Global Real Estate         Genworth Financial Trust Co.                 [xx.xx]%
Securities Portfolio--Class P   FBO Genworth Financial Asset Mgmt.
                               3200 N. Central Ave., Floor 7
                               Phoenix, AZ  85012

                       APPENDIX A--DESCRIPTION OF RATINGS

     Bonds Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best  quality.  They  carry  the  smallest  degree  of  investment  risk;
Aa--judged  to be  of  high  quality  by  all  standards;  A--possess  favorable attributes and are considered "upper medium" grade obligations;  Baa--considered as medium grade  obligations.  Interest  payments and principal  security appear adequate for the present but certain  protective  elements may be lacking or may be  characteristically  unreliable over any great length of time;  Ba--judged to have  speculative  elements;  their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position  characterizes  bonds in this class;  B--generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of  maintenance  of other terms of the contract over any long period of time may be small;  Caa--are of poor standing.  Such issues may be in default or there may be  present  elements  of  danger  with  respect  to  principal  or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other  marked  shortcomings;  C--the  lowest rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's  description  of its bond ratings:  AAA--highest  grade obligations.  They possess the ultimate degree of protection as to principal and interest;  AA--also  qualify as high grade  obligations,  and in the majority of instances  differ from AAA issues only in a small degree;  A--strong  ability to pay  interest  and repay  principal  although  more  susceptible  to  changes in circumstances;  BBB--regarded as having an adequate capacity to pay interest and repay  principal;  BB,  B,  CCC,  CC--regarded,  on  balance,  as  predominantly speculative  with  respect to capacity to pay  interest  and repay  principal in accordance with the terms of the  obligation.  BB indicates the lowest degree of speculation  and CC the  highest  degree of  speculation.  While  such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse  conditions;  C--reserved for income bonds on which no interest is being paid; D--in default,  and payment of interest and/or repayment of principal is in arrears.

     Excerpts  from  Fitch's   description  of  its  bond  ratings:   AAA--Bonds
considered to be investment grade and of the highest credit quality. The obligor has an exceptionally  strong ability to pay interest and repay principal,  which
is  unlikely  to  be  affected  by  reasonably  foreseeable  events;   AA--Bonds
considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay  principal is very strong,  although not quite as strong as bonds rated AAA.  Because  bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments,  short-term debt of these  issuers  is  generally  rated  F-1+;  A--Bonds  considered  to be investment  grade and of high  credit  quality.  The  obligor's  ability  to pay interest  and  repay  principal  is  considered  to be  strong,  but may be more vulnerable to adverse  changes in economic  conditions  and  circumstances  that bonds with higher ratings;  BBB--Bonds  considered to be investment grade and of satisfactory  credit  quality.  The obligor's  ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic  conditions and  circumstances,  however,  are more likely to have  adverse  impact on these bonds, and therefore  impair timely payment.  The likelihood that the ratings of these  bonds  will fall  below  investment  grade is higher  than for bonds with higher ratings;  BB--Bonds are considered speculative.  The obligor's ability to pay interest and repay  principal may be affected over time by adverse  economic changes.  However,  business and financial  alternatives can be identified which could assist the obligor in satisfying its debt service  requirements;  B--Bonds are  considered  highly  speculative.  While  bonds in this class are  currently meeting debt service  requirements,  the probability of continued timely payment of principal and interest  reflects the obligor's  limited  margin of safety and the need for reasonable  business and economic  activity  throughout the life of the issue;  CCC--Bonds have certain identifiable  characteristics  which, if not remedied,  may lead to  default.  The  ability to meet  obligations  requires an
advantageous  business  and  economic   environment;   CC--Bonds  are  minimally
protected.  Default in payment of interest and/or  principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal;  and
DDD, DD and D--Bonds are in default on interest and/or principal payments.  Such bonds  are  extremely  speculative  and  should  be valued on the basis of their ultimate recovery value in liquidation or  reorganization of the obligor.  "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

     Excerpts  from  Moody's  description  of its two highest  commercial  paper
ratings:   P-1--the  highest  grade  possessing   greatest  relative   strength;
P-2--second  highest grade  possessing  less relative  strength than the highest grade.

     Excerpts  from  S&P's  description  of its  two  highest  commercial  paper ratings:  A-1--judged to be the highest investment-grade category possessing the
highest  relative  strength;   A-2--investment-grade  category  possessing  less
relative strength than the highest rating.

                                     PART C
                             (Delaware Pooled Trust)
                          File Nos. 033-40991/811-06322
                         Post Effective Amendment No. 59

                                OTHER INFORMATION

Item 23.  Exhibits.  The following exhibits are incorporated by reference to the
          Registrant's  previously filed documents  indicated  below,  except as noted:

          (a)  Articles of Incorporation.

               (1)  Executed  Agreement and  Declaration of Trust  (December 17,
                    1998)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 30 filed December 14, 1999.

               (2)  Executed   Certificate   of  Trust   (December   17,   1998)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 30 filed December 14, 1999.

               (3)  Executed Certificate of Amendment (November 15, 2006) to the
                    Agreement and  Declaration  of Trust attached as Exhibit No.
                    EX-99.a.3.

          (b)  By-Laws.   Amended  and  Restated  By-Laws  (November  16,  2006)
               attached as Exhibit No. EX-99.b.

          (c)  Instruments Defining Rights of Security Holders.

               (1)  Agreement and Declaration of Trust.  Articles III, IV, V and
                    VI of Agreement and Declaration of Trust  incorporated  into this filing by reference to Post-Effective  Amendment No. 30 filed December 14, 1999.

               (2)  By-Laws.  Article II of the  Amended  and  Restated  By-Laws
                    (November 16, 2006) attached as Exhibit No. EX-99.b.

          (d)  Investment Advisory Contracts.

               (1)  Executed Investment Management Agreement (December 15, 1999)
                    between  Delaware  Management  Company (a series of Delaware
                    Management  Business Trust) and the Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 35 filed February 28, 2001.

                    (i)  Executed Amendment No. 9 (January 9, 2007) to Exhibit A
                         of the Investment  Management  Agreement  (December 15,
                         1999) between the  Registrant  and Delaware  Management
                         Company  (a  series  of  Delaware  Management  Business
                         Trust)  incorporated  into this filing by  reference to
                         Post-Effective  Amendment  No.  58 filed  February  28,
                         2007.

                    (ii) Executed  Investment Advisory Expense Limitation Letter
                         (January 9, 2007) between Delaware  Management  Company
                         (a series of Delaware  Management  Business  Trust) and
                         Registrant  incorporated  into this filing by reference
                         to  Post-Effective  Amendment No. 58 filed February 28,
                         2007.

               (2)  Executed Investment  Sub-Advisory  Agreement  (September 24,
                    2004)  between  Mondrian  Investment   Partners,   Ltd.  and
                    Delaware Management Company (a series of Delaware Management
                    Business  Trust)  is   incorporated   into  this  filing  by
                    reference to Post-Effective  Amendment No. 55 filed February
                    23, 2006.

          (e)  Underwriting Contracts.

               (1)  Distribution Agreements.

                    (i)  Executed Distribution  Agreement (May 15, 2003) between
                         Delaware  Distributors,  L.P.  and   the  Registrant  on
                         behalf of each Portfolio  incorporated into this filing
                         by reference to  Post-Effective  Amendment No. 44 filed
                         September 16, 2003.

                    (ii) Executed Amendment No. 3 (November 1, 2005) to Schedule
                         I  of  the  Distribution   Agreement  between  Delaware
                         Distributors, L.P. and the Registrant on behalf of each
                         Portfolio incorporated into this filing by reference to
                         Post-Effective Amendment No. 54 filed October 31, 2005.

                    (iii) Executed  Distribution  Agreement  (January  9,  2007)
                         between Delaware Distributors,  L.P. and the Registrant
                         on  behalf  of  The  Global  Real   Estate   Securities
                         Portfolio incorporated into this filing by reference to
                         Post-Effective Amendment No. 57 filed January 10, 2007.

               (2)  Executed Third Amended and Restated  Financial  Intermediary
                    Distribution  Agreement  (January 1, 2007)  between  Lincoln
                    Financial Distributors, Inc. and Delaware Distributors, L.P.
                    on behalf of the Registrant incorporated into this filing by reference to Post-Effective  Amendment No. 58 filed February
                    28, 2007.

               (3)  Dealer's  Agreement  (January 2001)  incorporated  into this filing by reference to Post-Effective Amendment No. 41 filed
                    June 28, 2002.

               (4)  Vision  Mutual  Fund  Gateway(R) Agreement  (November  2000)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 41 filed June 28, 2002.

               (5)  Registered  Investment  Advisers  Agreement  (January  2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 41 filed June 28, 2002.

               (6)  Bank/Trust  Agreement  (August 2004)  incorporated into this filing by reference to Post-Effective Amendment No. 50 filed
                    November 19, 2004.

          (f)  Bonus or Profit Sharing Contracts. Not applicable.

          (g)  Custodian Agreements.

               (1)  Executed  Mutual Fund Custody and Services  Agreement  (July
                    20,  2007)  between  Mellon Bank,  N.A.  and the  Registrant attached as Exhibit No. EX-99.g.1.

               (2)  Executed  Securities Lending  Authorization  (July 20, 2007)
                    between  Mellon Bank,  N.A. and the  Registrant  attached as
                    Exhibit No. EX-99.g.2.

          (h)  Other Material Contracts.

               (1)  Executed  Shareholder  Services  Agreement  (April 19, 2001)
                    between Delaware  Service  Company,  Inc. and the Registrant incorporated into this filing by reference to Post-Effective
                    Amendment No. 37 filed October 31, 2001.

                    (i)  Executed   Schedule  A  (January   30,   2007)  to  the
                         Shareholder  Services Agreement  incorporated into this
                         filing by reference to Post-Effective  Amendment No. 58
                         filed February 28, 2007.

                    (ii) Executed  Schedule B (June 1, 2007) to the  Shareholder
                         Services    Agreement    attached    as   Exhibit   No.
                         EX-99.h.1.ii.

               (2)  Executed  Fund   Accounting  and  Financial   Administration
                    Services  Agreement  October  1, 2007)  between Mellon Bank,
                    N.A. and the Registrant attached as Exhibit No. EX-99.h.2.

               (3)  Executed  Fund   Accounting  and  Financial   Administration
                    Oversight  Agreement  (October  1,  2007)  between  Delaware
                    Service Company, Inc. and the Registrant attached as Exhibit
                    No. EX-99.h.3.

          (i)  Legal Opinion.

               (1)  Opinion  and   Consent  of  Counsel   (October   21,   2005)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 54 filed October 31, 2005.

               (2)  Opinion  and   Consent  of  Counsel   (January   10,   2007)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 57 filed January 10, 2007.

          (j)  Other Opinions. Not applicable.

          (k)  Omitted Financial Statements. Not applicable.

          (l)  Initial Capital Agreements. Not applicable.

          (m)  Rule 12b-1 Plans.

               (1)  12b-1 Plan for Class A (April 19,  2001)  incorporated  into this filing by reference to Post-Effective  Amendment No. 37 filed October 31, 2001.

               (2)  12b-1 Plan for Class B (April 19,  2001)  incorporated  into this filing by reference to Post-Effective  Amendment No. 37 filed October 31, 2001.

               (3)  12b-1 Plan for Class C (April 19,  2001)  incorporated  into this filing by reference to Post-Effective  Amendment No. 37 filed October 31, 2001.

               (4)  12b-1  Plan for  Delaware  REIT Fund  Class R (May 1,  2003)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 43 filed April 30, 2003.

               (5)  12b-1 Plan for The  International  Equity  Portfolio Class P
                    (November  1,  2003)   incorporated   into  this  filing  by
                    reference to Post-Effective  Amendment No. 42 filed February
                    27, 2003.

               (6)  12b-1 Plan for The Global Real Estate  Securities  Portfolio
                    Class P (January 9, 2007)  incorporated  into this filing by reference to Post-Effective  Amendment No. 58 filed February
                    28, 2007.

          (n)  Rule  18f-3  Plan.  Plan  under Rule  18f-3  (October  31,  2005)
               incorporated  into this  filing by  reference  to  Post-Effective
               Amendment No. 55 filed February 23, 2006.

          (o)  Reserved.

          (p)  Codes of Ethics.

               (1)  Code of Ethics for the Delaware  Investments Family of Funds
                    (November 2007) attached as Exhibit No. EX-99.p.1.

               (2)  Code of Ethics for Delaware Investments (Delaware Management
                    Company, a series of Delaware Management Business Trust, and
                    Delaware  Distributors,  L.P.)  (November  2007) attached as
                    Exhibit No. EX-99.p.2.

               (3)  Code of Ethics  for  Lincoln  Financial  Distributors,  Inc.
                    (June 2007) attached as Exhibit No. EX-99.p.3.

               (4)  Code of Ethics  for  Mondrian  Investment  Partners  Limited
                    (January  1,  2007)  into  this  filing  by   reference   to
                    Post-Effective Amendment No. 58 filed February 28, 2007.

          (q)  Other.  Powers of Attorney (May 17, 2007) attached as Exhibit No.
               EX-99.q.

Item 24 . Persons Controlled by or Under Common Control with Registrant.  None.

Item 25.  Indemnification.   Article  VII,  Section 2 (November 15, 2006) to the
          Agreement and Declaration of Trust attached as Exhibit No.  EX-99.a.3.
          Article VI of the Amended and  Restated  By-Laws  (November  16, 2006)
          attached as Exhibit No. EX-99.b.

Item 26.  Business and Other Connections of the Investment Adviser.

          Delaware  Management  Company  (the  "Manager"),  a series of Delaware
          Management  Business  Trust,  serves  as  investment  manager  to  the
          Registrant  and also serves as investment  manager or  sub-advisor  to
          certain   of   the   other   funds   in   the   Delaware   Investments
          Funds(R) (Delaware  Group Adviser  Funds, Delaware Group Cash Reserve,
          Delaware  Group  Equity  Funds I,  Delaware  Group  Equity  Funds  II,
          Delaware  Group  Equity  Funds III,  Delaware  Group  Equity Funds IV,
          Delaware  Group  Equity  Funds V,  Delaware  Group  Foundation  Funds,
          Delaware Group Global & International Funds, Delaware Group Government
          Fund,  Delaware  Group  Income  Funds,   Delaware  Group  Limited-Term
          Government Funds, Delaware Group State Tax-Free Income Trust, Delaware
          Group  Tax-Free Fund,  Delaware  Group  Tax-Free Money Fund,  Delaware
          Investments  Municipal Trust,  Delaware VIP Trust, Optimum Fund Trust,
          Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur
          Mutual Funds,  Voyageur  Mutual Funds II,  Voyageur  Mutual Funds III,
          Voyageur  Tax-Free  Funds,  Delaware  Investments  Dividend and Income
          Fund,  Inc.,  Delaware  Investments  Global  Dividend and Income Fund,
          Inc.,  Delaware  Investments  Arizona  Municipal  Income  Fund,  Inc.,
          Delaware  Investments  Colorado  Insured  Municipal Income Fund, Inc.,
          Delaware   Investments  Florida  Insured  Municipal  Income  Fund  and
          Delaware Investments Minnesota Municipal Income Fund II, Inc.) as well as to  certain  non-affiliated  registered  investment  companies.  In addition,  certain  officers of the Manager  also serve as trustees of other Delaware  Investments  Funds(R),  and certain  officers are also officers  of these  other  funds.  A company  indirectly  owned by the
          Manager's  parent company acts as principal  underwriter to the mutual funds in the  Delaware  Investments  Funds(R) (see Item 27 below)  and another  such  company  acts  as the  shareholder  services,  dividend disbursing,  accounting  servicing  and transfer  agent for all of the
          Delaware Investments Funds.

          The following  persons serving as directors or officers of the Manager have held the following  positions  during the past two years.  Unless otherwise noted,  the principal  business address of the directors and officers  of the  Manager  is 2005  Market  Street,  Philadelphia,  PA
          19103-7094.

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Patrick P. Coyne    President               Chairman/President/   Mr. Coyne has
                                            Chief Executive       served in various
                                            Officer               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
                                                                  President -
                                                                  Lincoln National
                                                                  Investment
                                                                  Companies, Inc.

                                                                  Director - Kaydon
                                                                  Corporation
------------------- ----------------------- --------------------- --------------------
Michael J.          None                    Executive Vice        Mr. Hogan has
Hogan(1)                                    President/Head of     served in various
                                            Equity Investments    executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Executive Vice
                                                                  President/Chief
                                                                  Investment
                                                                  Officer/Head of
                                                                  Equity Investments
                                                                  - Delaware
                                                                  Investment
                                                                  Advisers (a series
                                                                  of Delaware
                                                                  Management
                                                                  Business Trust
------------------- ----------------------- --------------------- --------------------
John C.E. Campbell  Executive Vice          None                  Mr. Campbell has
                    President/Global                              served in various
                    Marketing & Client                            executive
                    Services                                      capacities within
                                                                  Delaware
                                                                  Investments

                                                                  President/Chief
                                                                  Executive Officer
                                                                  - Optimum Fund
                                                                  Trust
------------------- ----------------------- --------------------- --------------------
Philip N. Russo     Executive Vice          None                  Mr. Russo has
                    President/Chief                               served in various
                    Administrative Officer                        executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
See Yeng Quek       Executive Vice          Executive Vice        Mr. Quek has
                    President/Managing      President/Managing    served in various
                    Director/Chief          Director,             executive
                    Investment Officer,     Fixed Income          capacities within
                    Fixed Income                                  Delaware
                                                                  Investments

                                                                  Executive Vice
                                                                  President/Managing
                                                                  Director/
                                                                  Chief Investment
                                                                  Officer, Fixed
                                                                  Income -Lincoln
                                                                  National
                                                                  Investment
                                                                  Companies, Inc.

                                                                  Director/Trustee -
                                                                  HYPPCO Finance
                                                                  Company Ltd.
------------------- ----------------------- --------------------- --------------------
Douglas L.          Senior Vice             None                  Mr. Anderson has
Anderson            President/Operations                          served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Marshall T.         Senior Vice             Senior Vice           Mr. Bassett has
Bassett             President/Chief         President/            served in various
                    Investment Officer --   Chief Investment      executive
                    Emerging Growth Equity  Officer -- Emerging   capacities within
                                            Growth Equity         Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Joseph R. Baxter    Senior Vice             Senior Vice           Mr. Baxter has
                    President/Head of       President/            served in various
                    Municipal Bond          Head of Municipal     executive
                    Investments             Bond Investments      capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Christopher S.      Senior Vice             Senior Vice           Mr. Beck has
Beck                President/Senior        President/Senior      served in various
                    Portfolio Manager       Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Michael P. Buckley  Senior Vice             Senior Vice           Mr. Buckley has
                    President/Director of   President/            served in various
                    Municipal Research      Director of           executive
                                            Municipal Research    capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Michael F. Capuzzi  Senior Vice President   Senior Vice           Mr. Capuzzi has
                    -- Investment           President --          served in various
                     Systems                Investment Systems    executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Lui-Er Chen(2)      Senior Vice             Senior Vice           Mr. Chen has
                    President/Senior        President/            served in various
                    Portfolio               Senior Portfolio      executive
                    Manager/Chief           Manager/Chief         capacities within
                    Investment Officer --   Investment Officer    Delaware
                    Emerging Markets        -- Emerging Markets   Investments
------------------- ----------------------- --------------------- --------------------
Thomas H. Chow      None                    Senior Vice           Mr. Chow has
                                            President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Robert F. Collins   Senior Vice             Senior Vice           Mr. Collins has
                    President/Senior        President/            served in various
                    Portfolio Manager       Senior Portfolio      executive
                                            Manager               capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Stephen J. Czepiel  Senior Vice             Senior Vice           Mr. Czepiel has
                    President/Senior        President/Senior      served in various
                    Municipal Bond Trader   Municipal Bond        executive
                                            Trader                capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Chuck M. Devereux   None                    Senior Vice           Mr. Devereux has
                                            President/Senior      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Roger A. Early(3)   None                    Senior Vice           Mr. Early has
                                            President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
James A. Forant     Senior Vice             None                  Mr. Forant has
                    President/Director,                           served in various
                    Technical Services                            executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Brian Funk          Senior Vice             None                  Mr. Funk has
                    President/Director of                         served in various
                    Credit Research                               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Brent C. Garrells   Senior Vice             None                  Mr. Garrells has
                    President/Senior                              served in various
                    Research Analyst                              executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Stuart M. George    Senior Vice             Senior Vice           Mr. George has
                    President/Head of       President/Head of     served in various
                    Equity Trading          Equity Trading        executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Paul Grillo         Senior Vice             Senior Vice           Mr. Grillo has
                    President/Senior        President/Senior      served in various
                    Portfolio Manager       Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Jonathan Hatcher    Senior Vice             None                  Mr. Hatcher has
                    President/Senior                              served in various
                    Research Analyst                              executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
William F. Keelan   Senior Vice             Senior Vice           Mr. Keelan has
                    President/Director of   President/Director    served in various
                    Quantitative Research   of Quantitative       executive
                                            Research              capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Kevin P. Loome(4)   None                    Senior Vice           Mr. Loome has
                                            President/Senior      served in various
                                            Portfolio             executive
                                            Manager/Head of       capacities within
                                            High Yield            Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Francis X. Morris   Senior Vice             Senior Vice           Mr. Morris has
                    President/Chief         President/Chief       served in various
                    Investment Officer --   Investment Officer    executive
                    Core Equity             -- Core Equity        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Brian L. Murray,    Senior Vice             Senior Vice           Mr. Murray has
Jr.                 President/Chief         President/Chief       served in various
                    Compliance Officer      Compliance Officer    executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
                                                                  Senior Vice
                                                                  President/Chief
                                                                  Compliance Officer
                                                                  - Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Susan L. Natalini   Senior Vice             None                  Ms. Natalini has
                    President/Marketing &                         served in various
                    Shared Services                               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Zoe Neale(5)        Senior Vice             Senior Vice           Mr. Neale has
                    President/Chief         President/Chief       served in various
                    Investment Officer,     Investment Officer,   executive
                    International Equity    International Equity  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
D. Tysen Nutt       Senior Vice             Senior Vice           Mr. Nutt has
                    President/Chief         President/Chief       served in various
                    Investment Officer,     Investment Officer,   executive
                    Large Cap Value Equity  Large Cap Value       capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
David P. O'Connor   Senior Vice             Senior Vice           Mr. O'Connor has
                    President/Strategic     President/            served in various
                    Investment              Strategic             executive
                    Relationships and       Investment            capacities within
                    Initiatives/General     Relationships and     Delaware
                    Counsel                 Initiatives/General   Investments
                                            Counsel
                                                                  Senior Vice
                                                                  President/
                                                                  Strategic
                                                                  Investment
                                                                  Relationships and
                                                                  Initiatives/
                                                                  General
                                                                  Counsel/Chief
                                                                  Legal Officer -
                                                                  Optimum Fund Trust

                                                                  Senior Vice
                                                                  President/
                                                                  Strategic
                                                                  Investment
                                                                  Relationships and
                                                                  Initiatives/
                                                                  General
                                                                  Counsel/Chief
                                                                  Legal Officer -
                                                                  Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Philip R. Perkins   Senior Vice             Senior Vice           Mr. Perkins has
                    President/Senior        President/Senior      served in various
                    Portfolio Manager       Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Richard Salus       Senior Vice             Senior Vice           Mr. Salus has
                    President/              President/Chief       served in various
                    Controller/Treasurer    Financial Officer     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Senior Vice
                                                                  President/
                                                                  Controller/Treasurer
                                                                  - Lincoln National
                                                                  Investment
                                                                  Companies, Inc.

                                                                  Senior Vice
                                                                  President/Chief
                                                                  Financial Officer
                                                                  - Optimum Fund
                                                                  Trust
------------------- ----------------------- --------------------- --------------------
Jeffrey S. Van      Senior Vice             Senior Vice           Mr. Van Harte has
Harte(6)            President/Chief         President/Chief       served in various
                    Investment Officer--    Investment Officer    executive
                    Focus Growth Equity    --                     capacities within
                                            Focus Growth Equity   Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Babak Zenouzi(7)    Senior Vice             Senior Vice           Mr. Zenouzi has
                    President/Senior        President/Senior      served in various
                    Portfolio Manager       Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Gary T. Abrams      Vice President/Senior   None                  Mr. Abrams has
                    Equity Trader                                 served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Christopher S.      Vice                    Vice                  Mr. Adams has
Adams               President/Portfolio     President/Portfolio   served in various
                    Manager/Senior Equity   Manager/Senior        executive
                    Analyst                 Equity Analyst        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Damon J. Andres     Vice President/Senior   Vice                  Mr. Andres has
                    Portfolio Manager       President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Wayne A.            None                    Vice                  Mr. Anglace has
Anglace(8)                                  President/Credit      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Margaret            Vice President/         None                  Ms. Bacon has
MacCarthy Bacon(9)  Investment Specialist                         served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Todd Bassion(10)    Vice President/Senior   Vice                  Mr. Bassion has
                    Research Analyst        President/Senior      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Richard E. Biester  Vice President/Equity   None                  Mr. Biester has
                    Trader                                        served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Christopher J.      Vice President/Senior   Vice                  Mr. Bonavico has
Bonavico(11)        Portfolio Manager,      President/Senior      served in various
                    Equity Analyst          Portfolio Manager,    executive
                                            Equity Analyst        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Vincent A.          Vice President/Senior   None                  Mr. Brancaccio has
Brancaccio          Equity Trader                                 served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Kenneth F.          Vice President/Senior   Vice                  Mr. Broad has
Broad(12)           Portfolio               President/Senior      served in various
                    Manager/Equity Analyst  Portfolio             executive
                                            Manager/Equity        capacities within
                                            Analyst               Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Stephen J. Busch    Vice President --       None                  Mr. Busch has
                    Managed Accounts                              served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Mary Ellen M.       Vice President/Client   Vice                  Ms. Carrozza has
Carrozza            Services                President/Client      served in various
                                            Services              executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Stephen G.          Vice                    Vice                  Mr. Catricks has
Catricks            President/Portfolio     President/Portfolio   served in various
                    Manager                 Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Wen-Dar Chen(13)    None                    Vice                  Mr. Chen has
                                            President/Portfolio   served in various
                                            Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Anthony G.          Vice                    Vice                  Mr. Ciavarelli has
Ciavarelli          President/Assistant     President/Associate   served in various
                    General Counsel/        General Counsel/      executive
                    Assistant Secretary     Assistant Secretary   capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Vice
                                                                  President/Associate
                                                                  General
                                                                  Counsel/Assistant
                                                                  Secretary -
                                                                  Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Bradley J.          None                    Vice                  Mr. Cline has
Cline(14)                                   President/            served in various
                                            Internationa Credit   executive
                                            Research Analyst      capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
David F. Connor     Vice President/Deputy   Vice                  Mr. Connor has
                    General Counsel/        President/Deputy      served in various
                    Assistant Secretary     General               executive
                                            Counsel/Secretary     capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Vice
                                                                  President/Deputy
                                                                  General
                                                                  Counsel/Secretary
                                                                  - Optimum Fund
                                                                  Trust

                                                                  Vice
                                                                  President/Deputy
                                                                  General Counsel/
                                                                  Secretary -
                                                                  Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Cori E. Daggett     Vice President,         Vice President,       Ms. Daggett has
                    Counsel, Assistant      Associate General     served in various
                    Secretary               Counsel, Assistant    executive
                                            Secretary             capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Craig C.            None                    Vice                  Mr. Dembek has
Dembek(15)                                  President/Senior      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Christopher M.      Vice                    Vice                  Mr. Ericksen has
Ericksen(16)        President/Portfolio     President/Portfolio   served in various
                    Manager, Equity         Manager, Equity       executive
                    Analyst                 Analyst               capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Joel A. Ettinger    Vice                    Vice                  Mr. Ettinger has
                    President/Taxation      President/Taxation    served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Vice
                                                                  President/Taxation
                                                                  - Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Devon K. Everhart   None                    Vice                  Mr. Everhart has
                                            President/Senior      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Joseph Fiorilla     Vice                    None                  Mr. Fiorilla has
                    President/Trading                             served in various
                    Operations                                    executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Charles E. Fish     Vice President/Senior   None                  Mr. Fish has
                    Equity Trader                                 served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Clifford M. Fisher  Vice President/Senior   None                  Mr. Fisher has
                    Municipal Bond Trader                         served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Patrick G.          Vice                    Vice President/       Mr. Fortier has
Fortier(17)         President/Portfolio     Portfolio Manager,    served in various
                    Manager, Equity         Equity Analyst        executive
                    Analyst                                       capacities within
                                                                  Delaware
                                                                  Investments
------------------ ----------------------- --------------------- --------------------
Paul D. Foster      Vice                    None                  Mr. Foster has
                    President/Investment                          served in various
                    Specialist-- Emerging                         executive
                    Growth Equity                                 capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Denise A.           Vice                    Vice                  Ms. Franchetti has
Franchetti          President/Portfolio     President/Portfolio   served in various
                    Manager/Municipal       Manager/Municipal     executive
                    Bond Credit Analyst     Bond Credit Analyst   capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Lawrence G.         None                    Vice                  Mr. Franko has
Franko(18)                                  President/Senior      served in various
                                            Equity Analyst        executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Henry A.            Vice President/Equity   None                  Mr. Garrido has
Garrido(19)         Analyst                                       served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Daniel V. Geatens   None                    Vice                  Mr. Geatens has
                                            President/Treasurer   served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Barry S. Gladstein  Vice                    Vice                  Mr. Gladstein has
                    President/Portfolio     President/Equity      served in various
                    Manager                 Analyst/Portfolio     executive
                                            Manager               capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Gregg Gola(20)      None                    Vice                  Mr. Gola has
                                            President/Senior      served in various
                                            High Yield Trader     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Christopher         None                    Vice                  Mr. Gowlland has
Gowlland(21)                                President/Senior      served in various
                                            Quantitative Analyst  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Edward Gray(22)     Vice President/Senior   Vice                  Mr. Gray has
                    Portfolio Manager       President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
David J. Hamilton   None                    Vice                  Mr. Hamilton has
                                            President/Credit      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Brian Hamlet(23)    None                    Vice                  Mr. Hamlet has
                                            President/Senior      served in various
                                            Corporate Bond        executive
                                            Trader                capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Lisa L. Hansen(24)  Vice President/Head     None                  Ms. Hansen has
                    of Focus Growth                               served in various
                    Equity Trading                                executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Gregory M.          Vice                    Vice                  Mr. Heywood has
Heywood(25)         President/Portfolio     President/Portfolio   served in various
                    Manager, Equity         Manager, Research     executive
                    Analyst                 Analyst               capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Sharon Hill         Vice President/Head     Vice President/Head   Ms. Hill has
                    of Equity               of Equity             served in various
                    Quantitative Research   Quantitative          executive
                    and Analytics           Research and          capacities within
                                            Analytics             Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
J. David            None                    Vice                  Mr. Hillmeyer has
Hillmeyer(26)                               President/Corporate   served in various
                                            Bond Trader           executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Christopher M.      Vice                    Vice                  Mr. Holland has
Holland             President/Portfolio     President/Associate   served in various
                    Manager                 Equity Analyst        executive
                                            II/Portfolio Manager  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Chungwei Hsia(27)   None                    Vice                  Mr. Hsia has
                                            President/Senior      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Michael E. Hughes   Vice President/Senior   Vice                  Mr. Hughes has
                    Equity Analyst          President/Senior      served in various
                                            Equity Analyst        executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Jordan L. Irving    Vice President/Senior   Vice                  Mr. Irving has
                    Portfolio Manager       President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------ ----------------------- --------------------- ---------------------
Cynthia Isom        Vice President/Senior   Vice                  Ms. Isom has
                    Portfolio Manager       President/Portfolio   served in various
                                            Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

                                       10

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Kenneth R. Jackson  Vice                    Vice                  Mr. Jackson has
                    President/Quantitative  President/Equity      served in various
                    Analyst                 Trader                executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Stephen M.          None                    Vice                  Mr. Juszczyszyn
Juszczyszyn(28)                             President/Structured  has served in
                                            Products              various executive
                                            Analyst/Trader        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Audrey E. Kohart    Vice                    Vice                  Ms. Kohart has
                    President/Financial     President/Financial   served in various
                    Planning and Reporting  Planning and          executive
                                            Reporting             capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Roseanne L. Kropp   Vice President/Senior   None                  Ms. Kropp has
                    Fund Analyst II                               served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Nikhil G. Lalvani   Vice President/Senior   Vice                  Mr. Lalvani has
                    Equity                  President/Senior      served in various
                    Analyst/Portfolio       Equity                executive
                    Manager                 Analyst/Portfolio     capacities within
                                            Manager               Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Steven T. Lampe     Vice                    Vice                  Mr. Lampe has
                    President/Portfolio     President/Portfolio   served in various
                    Manager                 Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Anthony A.          Vice President/Senior   Vice                  Mr. Lombardi has
Lombardi            Portfolio Manager       President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Francis P. Magee    Vice President/Equity   None                  Mr. Magee has
                    Business Manager                              served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
John P.             None                    Vice                  Mr. McCarthy has
McCarthy(29)                                President/Senior      served in various
                                            Research              executive
                                            Analyst/Trader        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Brian               None                    Vice                  Mr. McDonnell has
McDonnell(30)                               President/Structured  served in various
                                            Products              executive
                                            Analyst/Trader        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Michael S. Morris   Vice                    Vice                  Mr. Morris has
                    President/Portfolio     President/Portfolio   served in various
                    Manager/Senior Equity   Manager/Senior        executive
                    Analyst                 Equity Analyst        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Victor              None                    Vice                  Mr. Mostrowski has
Mostrowski(31)                              President/Portfolio   served in various
                                            Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Philip O. Obazee    Vice President/         Vice President/       Mr. Obazee has
                    Derivatives Manager     Derivatives Manager   served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Donald G. Padilla   Vice                    Vice                  Mr. Padilla has
                    President/Portfolio     President/Portfolio   served in various
                    Manager/Senior Equity   Manager/Senior        executive
                    Analyst                 Equity Analyst        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Daniel J.           Vice President/Senior   Vice                  Mr. Prislin has
Prislin(32)         Portfolio Manager/      President/Senior      served in various
                    Equity Analyst          Portfolio             executive
                                            Manager/Equity        capacities within
                                            Analyst               Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Gretchen Regan      None                    Vice                  Ms. Regan has
                                            President/            served in various
                                            Quantitative Analyst  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Carl Rice           Vice President/Senior   Vice                  Mr. Rice has
                    Investment              President/Senior      served in various
                    Specialist, Large Cap   Investment            executive
                    Value Focus Equity      Specialist, Large     capacities within
                                            Cap Value Focus       Delaware
                                            Equity                Investments
------------------- ----------------------- --------------------- --------------------
Joseph T. Rogina    Vice President/Equity   None                  Mr. Rogina has
                    Trader                                        served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

                                       11

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Debbie A. Sabo(33)  Vice President/Equity   None                  Ms. Sabo has
                    Trader, Focus Growth                          served in various
                    Equity                                        executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Kevin C. Schildt    Vice President/Senior   Vice                  Mr. Schildt has
                    Municipal Credit        President/Senior      served in various
                    Analyst                 Municipal Credit      executive
                                            Analyst               capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Bruce               Vice President/Equity   Vice                  Mr. Schoenfeld has
Schoenfeld(34)      Analyst                 President/Equity      served in various
                                            Analyst               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Richard D. Seidel   Vice                    None                  Mr. Seidel has
                    President/Assistant                           served in various
                    Controller/Assistant                          executive
                    Treasurer                                     capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Vice
                                                                  President/Assistant
                                                                  Controller/Assistant
                                                                  Treasurer -
                                                                  Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Brian M. Scotto     None                    Vice                  Mr. Scotto has
                                            President/Structured  served in various
                                            Products Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Nancy E. Smith      Vice President --       Vice President --     Ms. Smith has
                    Investment Accounting   Investment            served in various
                                            Accounting            executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Brenda L. Sprigman  Vice                    None                  Ms. Sprigman has
                    President/Business                            served in various
                    Manager ---Fixed                              executive
                    Income                                        capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Michael T. Taggart  Vice                    None                  Mr. Taggart has
                    President/Facilities                          served in various
                    & Administrative                              executive
                    Services                                      capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Rise Taylor         Vice President          None                  Ms. Taylor has
                    Strategic Investment                          served in various
                                                                  executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Rudy D. Torrijos,   None                    Vice                  Mr. Torrijos has
III                                         President/Portfolio   served in various
                                            Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Michael Tung(35)    None                    Vice                  Mr. Tung has
                                            President/Portfolio   served in various
                                            Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments

                                                                  Vice
                                                                  President/Equity
                                                                  Analyst - Delaware
                                                                  Investment
                                                                  Advisers (a series
                                                                  of Delaware
                                                                  Management
                                                                  Business Trust)
------------------- ----------------------- --------------------- --------------------
Robert A. Vogel,    Vice President/Senior   Vice                  Mr. Vogel has
Jr.                 Portfolio Manager       President/Senior      served in various
                                            Portfolio Manager     executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Lori P. Wachs       Vice                    Vice                  Ms. Wachs has
                    President/Portfolio     President/Portfolio   served in various
                    Manager                 Manager               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Jeffrey S.          None                    Vice                  Mr. Wang has
Wang(36)                                    President/Equity      served in various
                                            Analyst               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

                                       12

------------------- ----------------------- --------------------- --------------------
Name and                                    Positions and
Principal           Positions and Offices   Offices with          Other Positions
Business Address    with Manager            Registrant            and Offices Held
------------------- ----------------------- --------------------- --------------------
Michael G.          None                    Vice                  Mr. Wildstein has
Wildstein(37)                               President/Senior      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Kathryn R.          Vice                    Vice                  Ms. Williams has
Williams            President/Associate     President/Associate   served in various
                    General                 General               executive
                    Counsel/Assistant       Counsel/Assistant     capacities within
                    Secretary               Secretary             Delaware
                                                                  Investments

                                                                  Vice
                                                                  President/Associate
                                                                  General
                                                                  Counsel/Assistant
                                                                  Secretary -
                                                                  Lincoln National
                                                                  Investment
                                                                  Companies, Inc.
------------------- ----------------------- --------------------- --------------------
Nashira Wynn        Vice President/Senior   Vice                  Ms. Wynn has
                    Equity                  President/Senior      served in various
                    Analyst/Portfolio       Equity                executive
                    Manager                 Analyst/Portfolio     capacities within
                                            Manager               Delaware
                                                                  Investments
------------------ ----------------------- --------------------- --------------------
Guojia Zhang(38)    Vice President/Equity   Vice                  Mr. Zhang has
                    Analyst                 President/Equity      served in various
                                            Analyst               executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------
Douglas R.          None                    Vice                  Mr. Zinser has
Zinser(39)                                  President/Credit      served in various
                                            Research Analyst      executive
                                                                  capacities within
                                                                  Delaware
                                                                  Investments
------------------- ----------------------- --------------------- --------------------

(1)  Managing  Director/Global Head of Equity (2004-2007) and Director/Portfolio
     Strategist (1996-2004), SEI Investments.
(2)  Managing Director/Senior Portfolio Manager, Evergreen Investment Management
     Company, 1995.
(3)  Senior Portfolio Manager,  Chartwell Investment Partners,  2003-2007; Chief
     Investment Officer, Turner Investments, 2002-2003.
(4)  Portfolio Manager/Analyst, T. Rowe Price, 1996-2007.
(5)  Portfolio Manager, Thomas Weisel Partners, 2002-2005.
(6)  Principal/Executive  Vice President,  Transamerica  Investment  Management,
     LLC, 1980-2005
(7)  Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
(8)  Research Analyst, Gartmore Global Investments,  2004-2007; Vice President -
     Private Client Researcher, Deutsche Bank Alex. Brown, 2000-2004.
(9)  Client Service Officer, Thomas Weisel Partners, 2002-2005.
(10) Senior Research Associate, Thomas Weisel Partners, 2002-2005.
(11) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1993-2005.
(12) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     2000-2005.
(13) Quantitative Analyst, J.P. Morgan Securities, 1998-2004.
(14) Securities Litigation Associate, Sutherland Asbill & Brennan, 2004-2005.
(15) Senior Fixed Income  Analyst,  Chartwell  Investment  Partners,  2003-2007;
     Senior Fixed Income Analyst, Stein, Roe & Farnham, 2000-2003.
(16) Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice
     President/Portfolio Manager, Goldman Sachs 1994-2004.
(17) Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
(18) Finance  Professor,  University of  Massachusetts,  1987-2006;  Co-founder,
     Arborway  Capital,  2005;  Senior  Investment  Professional,  Thomas Weisel
     Partners, 2002-2005; Senior Investment Professional, ValueQuest, 1987-2002.
(19) Senior Analyst, Wells Capital Management, 2000-2006.
(20) Executive Director, Morgan Stanley Investment Manager, Miller, Anderson and
     Sherrerd, 1998-2007.
(21) Vice  President/Senior  Quantitative  Analyst,  State Street Global Markets
     LLC,  2005-2007;   Quantitative  Strategist,   Morgan  Stanley,  2004-2005;
     Investment Banker, Commerzbank Securities, 2000-2004.
(22) Portfolio Manager, Thomas Weisel Partners, 2002-2005.
(23) Vice President, Lehman Brothers Holdings, 2003-2007.

                                       13

(24) Principal/Portfolio    Manager/Senior   Trader,   Transamerica   Investment
     Management, LLC, 1997-2005.
(25) Senior  Research  Analyst,   Transamerica   Investment   Management,   LLC,
     2004-2005;  Senior Analyst, Wells CapitalManagement,  LLC 2003-2004; Senior
     Analyst, Montgomery Asset Management 1996-2003.
(26) Senior  Corporate Bond  Trader/High  Yield  Portfolio  Manager/Quantitative
     Analyst, Hartford Investment Management Company, 1996-2007.
(27) Senior Analyst, Oppenheimerfunds,  2006-2007; Senior Analyst, Merrill Lynch
     Investment Managers, 2005-2006; Analyst, Federated Investors, 2001-2005.
(28) Director  of  Fixed  Income  Trading,   Sovereign  Bank  Capital   Markets,
     2001-2007.
(29) Senior High Yield Trader, Chartwell Investment Partners, 2002-2007.
(30) Managing Director - Fixed Income Trading, Sovereign Securities, 2001-2007.
(31) Senior Portfolio  Manager,  HSBC Halbis Partners (USA),  2006-2007;  Global
     Fixed  Income  Portfolio  Manager,  State  of  New  Jersey,  Department  of
     Treasury, Division of Investment, 1999-2006.
(32) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1998-2005.
(33) Head Trader, McMorgan & Company, 2003-2005.
(34) Vice President/Senior  Emerging Markets Analyst,  Artha Capital Management,
     2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.
(35) Vice  President,  Galleon  Group,  2005-2006;  Analyst,  Hambrecht  & Quist
     Capital Management,  2003-2005;  Junior Analyst,  Durus Capital Management,
     2003;  Anesthesiologist,  Beth Israel  Deaconess  Medical  Center,  Harvard
     Medical School, 2002-2003.
(36) Investment  Manager,  Pictet Asset Management  Limited,  2004-2007;  Summer
     Intern, Ritchie Capital Management, LLC, 2003; Senior Investment Associate,
     Putnam Investments, 1999-2002.
(37) Portfolio Manager, Merrill Lynch Investment Managers, 2001-2007.
(38) Equity Analyst, Evergreen Investment Management Company, 2004-2006.
(39) Vice  President,  Assurant,  2006-2007;  Assistant  Vice President - Senior
     Research Analyst, Delaware Investments, 2002-2006.

               Mondrian  Investment  Partners  Limited  ("Mondrian")  serves  as
               sub-advisor  to  the   Registrant.   Information   regarding  the
               directors  and officers of Mondrian and the  positions  held with the  Registrant  during  the past two  years is  provided  below.
               Unless otherwise  noted,  the principal  business address of each director  and officer of Mondrian is Third Floor,  80  Cheapside,
               London, England EC2V 7JD.

---------------------------- --------------------------------------------------------
Name and Principal           Positions and Offices with Mondrian  and its
Business Address             Affiliates and other Positions and Offices Held
---------------------------- --------------------------------------------------------
David G. Tilles              Managing Director, Chief Investment Officer and
                             Director of Mondrian Investment Partners Limited
---------------------------- --------------------------------------------------------
Elizabeth A. Desmond         Regional Research Director and Director of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
John Emberson                Chief Operating Officer, Finance Director and Director
                             of Mondrian Investment Partners Limited
---------------------------- --------------------------------------------------------
Clive A. Gillmore            Deputy Managing Director and Director of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
John Kirk                    Investment Director and Director of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
G. Roger H. Kitson           Director (Non-executive) of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Nigel G. May                 Regional Research Director and Director of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
Christopher A. Moth          Chief Investment Officer - Global Fixed Income &
                             Currencies and Director of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Hamish O. Parker             Investment Director and Director of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
Robert Akester               Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Brendan Baker                Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Fiona A. Barwick             Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Joanna Bates                 Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Ginny Chong                  Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Ormala Krishnan              Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Emma R. E. Lewis             Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Russell Mackie               Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Andrew Miller                Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Hugh A. Serjeant             Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------

                                       14

---------------------------- --------------------------------------------------------
Name and Principal           Positions and Offices with Mondrian  and its
Business Address             Affiliates and other Positions and Offices Held
---------------------------- --------------------------------------------------------
David Wakefield              Senior Portfolio Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
James S. Beveridge           Senior Trading Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Len Johnson                  Senior Vice President-Client Services of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
Nigel Bliss                  Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Ian Cooke                    Chief Accountant of Mondrian Investment Partners
                             Limited
--------------------------- ---------------------------------------------------------
Richard J. Ginty             Portfolio Manager of Mondrian Investment Partners
                             Limited
--------------------------- ---------------------------------------------------------
Gregory Halton               Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Frances Lake                 Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Aidan Nicholson              Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Solomon Peters               Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Dan Philps                   Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Andrew Porter                Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Jonathan Spread              Portfolio Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Jason Andrews                Manager, Investment Administration of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
John L. Barrett              Chief Compliance Officer of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Graham Evans                 Personnel/Premises Manager of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Paul J. Fournel              IT Manager of Mondrian Investment Partners Limited
---------------------------- --------------------------------------------------------
Jane Goss                    General Counsel and Company Secretary of Mondrian
                             Investment Partners Limited
---------------------------- --------------------------------------------------------
Brian Heywood                Implementation Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Jennifer E. Phimister        Manager, Client Services of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Warren D. Shirvell           Head of Operations of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------
Dinash Lakhani               Senior Research Analyst of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Bilgin Soylu                 Senior Research Analyst of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Boris Veselinovich           Senior Research Analyst of Mondrian Investment
                             Partners Limited
---------------------------- --------------------------------------------------------
Natalie Stone                Trader of Mondrian Investment Partners Limited
---------------------------- --------------------------------------------------------
Arthur van Hoogstraten       IT Programme Manager of Mondrian Investment Partners
                             Limited
---------------------------- --------------------------------------------------------

Item 27. Principal Underwriters.

          (a)(1)  Delaware Distributors,  L.P.  serves as  principal underwriter for all the mutual funds in the Delaware Investments Family of
                  Funds.

          (a)(2)  Information  with  respect to each  officer and partner of the principal underwriter and the Registrant  is  provided  below.

                  Unless otherwise noted, the principal business address of each officer  and  partner  of Delaware  Distributors, L.P. is 2005
                  Market Street, Philadelphia, PA 19103-7094.

------------------------- --------------------------- ------------------------
Name and Principal        Positions and Offices       Positions and Offices
Business Address          with Underwriter            with Registrant
------------------------- --------------------------- ------------------------
Delaware Distributors,    General Partner             None
Inc.
------------------------- --------------------------- ------------------------
Delaware Capital          Limited Partner             None
Management
------------------------- --------------------------- ------------------------
Delaware Investment       Limited Partner             None
Advisers
------------------------- --------------------------- ------------------------
Theodore K. Smith         President                   None
------------------------- --------------------------- ------------------------
Philip N. Russo           Executive Vice President    None
------------------------- --------------------------- ------------------------
Douglas L. Anderson       Senior Vice                 None
                          President/Operations
------------------------- --------------------------- ------------------------
Jeffrey M. Kellogg        Senior Vice                 None
                          President/Senior Product
                          Manager/Communications
                          Manager
------------------------- --------------------------- ------------------------
Brian L. Murray, Jr.      Senior Vice                 Senior Vice
                          President/Compliance        President/Chief
                                                      Compliance Officer
------------------------- --------------------------- ------------------------
David P. O'Connor         Senior Vice                 Senior Vice
                          President/Strategic         President/Strategic
                          Investment Relationships    Investment
                          and  Initiatives/General    Relationships and
                          Counsel                     Initiatives/General
                                                      Counsel
------------------------- --------------------------- ------------------------

                                       15

------------------------- --------------------------- ------------------------
Name and Principal        Positions and Offices       Positions and Offices
Business Address          with Underwriter            with Registrant
------------------------- --------------------------- ------------------------
Robert E. Powers          Senior Vice                 None
                          President/Senior Domestic
                          Sales Manager
------------------------- --------------------------- ------------------------
Richard Salus             Senior Vice                 Senior Vice
                          President/Controller/       President/Chief
                          Treasurer/Financial         Financial Officer
                          Operations Principal
------------------------- --------------------------- ------------------------
James L. Shields          Senior Vice                 None
                          President/Chief
                          Information Officer
------------------------- --------------------------- ------------------------
Trevor M. Blum            Vice President/Senior       None
                          Consultant Relationship
                          Manager
------------------------- --------------------------- ------------------------
E. Zoe Bradley            Vice President/Product      None
                          Management Manager
------------------------- --------------------------- ------------------------
Mary Ellen M. Carrozza    Vice President/Client       None
                          Services
------------------------- --------------------------- ------------------------
Anthony G. Ciavarelli     Vice President/Associate    Vice
                          General Counsel/Assistant   President/Associate
                          Secretary                   General
                                                      Counsel/Assistant
                                                      Secretary
------------------------- --------------------------- ------------------------
David F. Connor           Vice President/Deputy       Vice President/Deputy
                          General Counsel/Secretary   General
                                                      Counsel/Secretary
------------------------- --------------------------- ------------------------
Joel A. Ettinger          Vice President/Taxation     Vice President/Taxation
------------------------- --------------------------- ------------------------
Matthew B. Golden         Vice President/Service      None
                          Center
------------------------- --------------------------- ------------------------
Edward M. Grant           Vice President/Senior       None
                          Domestic Sales Manager
------------------------- --------------------------- ------------------------
Audrey Kohart             Vice President/Financial    Vice
                          Planning and Reporting      President/Financial
                                                      Planning and Reporting
------------------------- --------------------------- ------------------------
Marlene D. Petter         Vice President/Marketing    None
                          Communications
------------------------- --------------------------- ------------------------
Richard D. Seidel         Vice President/Assistant    None
                          Controller/Assistant
                          Treasurer
------------------------- --------------------------- ------------------------
Michael T. Taggart        Vice President/Facilities   None
                          & Administrative Services
------------------------- --------------------------- ------------------------
Molly Thompson            Vice President/Associate    None
                          Product Management Manager
------------------------- --------------------------- ------------------------
Kathryn R. Williams       Vice President/Senior       Vice
                          Counsel/ Assistant          President/Associate
                          Secretary                   General
                                                      Counsel/Assistant
                                                      Secretary
------------------------- --------------------------- ------------------------

          (b)(1)  Lincoln  Financial   Distributors,   Inc.  ("LFD")  serves  as
                  financial  intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

          (b)(2) Information with respect to each officer and partner of LFD and the  Registrant  is  provided below.  Unless  otherwise  noted, the principal  business  address of each officer and partner of
                 LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

------------------------------ ----------------------- -------------------------
Name and Principal Business    Positions and Office      Positions and Offices
Address                        with LFD                     with Registrant
------------------------------ ----------------------- -------------------------
Terrance Mullen                President                          None
------------------------------ ----------------------- -------------------------
Joel Schwartz                  Vice President                     None
------------------------------ ----------------------- -------------------------
Nancy Briguglio                Vice President                     None
------------------------------ ----------------------- -------------------------
Daniel P. Hickey(1)            Vice President                     None
------------------------------ ----------------------- -------------------------
Karina Istvan                  Vice President                     None
------------------------------ ----------------------- -------------------------
James Ryan                     Vice President                     None
------------------------------ ----------------------- -------------------------
Sharon G. Marnien              Vice President                     None
------------------------------ ----------------------- -------------------------

--------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103
--------------------------------------------------------------------------------

                                       16

          (c)      Not applicable.

Item 28.  Location  of  Accounts and Records.  All accounts and records required to be  maintained by Section  31(a) of the  Investment  Company Act of
          1940 and the rules under that  section are  maintained  at 2005 Market
          Street,  Philadelphia,  PA  19103-7094  and 430 W. 7th Street,  Kansas
          City, MO 64105.

Item 29.  Management Services.  None.

Item 30.  Undertakings.  Not applicable.

                                       17

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration  Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of  Philadelphia  and  Commonwealth  of  Pennsylvania  on this  28th day of
December, 2007.

                              DELAWARE POOLED TRUST

                              By:          /s/ Patrick P. Coyne
                                               Patrick P. Coyne
                                   Chairman/President/Chief Executive Officer

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed below by the following  persons in the  capacities and on the dates indicated:

Signature                      Title                           Date
------------------------------ ------------------------------- -----------------

/s/ Patrick P. Coyne           Chairman/President/Chief        December 28, 2007
Patrick P. Coyne               Executive Officer (Principal
                               Executive Officer) and Trustee

Thomas L. Bennett       *      Trustee                         December 28, 2007
Thomas L. Bennett

John A. Fry             *      Trustee                         December 28, 2007
John A. Fry

Anthony D. Knerr        *      Trustee                         December 28, 2007
Anthony D. Knerr

Lucinda S. Landreth     *      Trustee                         December 28, 2007
Lucinda S. Landreth

Ann R. Leven            *      Trustee                         December 28, 2007
Ann R. Leven

Thomas F. Madison       *      Trustee                         December 28, 2007
Thomas F. Madison

Janet L. Yeomans        *      Trustee                         December 28, 2007
Janet L. Yeomans

J. Richard Zecher       *      Trustee                         December 28, 2007
J. Richard Zecher

Richard Salus           *      Senior Vice President/Chief    December 28, 2007
Richard Salus                  Financial Officer (Principal
                               Financial Officer)

                            *By: /s/ Patrick P. Coyne
                                Patrick P. Coyne
                             as Attorney-in-Fact for
                          each of the persons indicated
                 (Pursuant to Powers of Attorney filed herewith)

                                       18

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                       TO
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       19

                                INDEX TO EXHIBITS
                             (Delaware Pooled Trust)

Exhibit No.         Exhibit

EX-99.a.3           Executed Certificate of Amendment (November 15, 2006) to the
                    Agreement and Declaration of Trust

EX-99.b             Amended and Restated By-Laws (November 16, 2006)

EX-99.g.1           Executed Mutual Fund Custody and Services Agreement (July 20,
                    2007) between Mellon Bank, N.A. and the Registrant

EX-99.g.2           Executed  Securities  Lending  Authorization (July 20, 2007)
                    between Mellon Bank, N.A. and the Registrant

EX-99.h.1.ii        Executed  Schedule  B  (June  1,  2007)  to  the Shareholder
                    Services Agreement

EX-99.h.2           Executed   Fund  Accounting  and  Financial   Administration
                    Services Agreement (October 1, 2007) between Mellon Bank,
                    N.A. and the Registrant

EX-99.h.3           Executed   Fund   Accounting   and  Financial Administration
                    Oversight  Agreement  (October  1,  2007)  between  Delaware
                    Service Company, Inc. and the Registrant

EX-99.p.1           Code  of Ethics for the Delaware Investments Family of Funds
                    (November 2007)

EX-99.p.2           Code of Ethics for Delaware Investments (Delaware Management
                    Company, a series of Delaware Management Business Trust, and
                    Delaware Distributors, L.P.) (November 2007)

EX-99.p.3           Code  of  Ethics  for  Lincoln  Financial Distributors, Inc.
                    (June 2007)

EX-99.q             Powers of Attorney (May 17, 2007)

                                       20